As filed with the Securities and Exchange Commission on February 28, 2019
Securities Act File No. 333-191837
Investment Company Act File No. 811-22903

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 216	☒
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 218	☒
(Check appropriate box or boxes)

J.P. Morgan Exchange-Traded Fund Trust
(Exact Name of Registrant Specified in Charter)

270 Park Avenue
New York, New York, 10017
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (800) 480-4111
Gregory S. Samuels, Esq.
J.P. Morgan Investment Management Inc.
4 New York Plaza
New York, New York 10004
(Name and Address of Agent for Service)

With copies to:
Elizabeth A. Davin, Esq. JPMorgan Chase & Co. 1111 Polaris Parkway Columbus, OH 43240	Jon S. Rand, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
☐	The post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
J.P. Morgan Exchange-Traded Funds
March 1, 2019
	Ticker	Listing Exchange
JPMorgan BetaBuilders Canada ETF	BBCA	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Developed Asia ex-Japan ETF	BBAX	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Europe ETF	BBEU	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Japan ETF	BBJP	Cboe BZX Exchange, Inc.
JPMorgan Diversified Return Emerging Markets Equity ETF	JPEM	NYSE Arca
JPMorgan Diversified Return Europe Currency Hedged ETF	JPEH	NYSE Arca
JPMorgan Diversified Return Europe Equity ETF	JPEU	NYSE Arca
JPMorgan Diversified Return Global Equity ETF	JPGE	NYSE Arca
JPMorgan Diversified Return International Currency Hedged ETF	JPIH	NYSE Arca
JPMorgan Diversified Return International Equity ETF	JPIN	NYSE Arca
JPMorgan Diversified Return U.S. Equity ETF	JPUS	NYSE Arca
JPMorgan Diversified Return U.S. Mid Cap Equity ETF	JPME	NYSE Arca
JPMorgan Diversified Return U.S. Small Cap Equity ETF	JPSE	NYSE Arca
JPMorgan U.S. Dividend ETF	JDIV	NYSE Arca
JPMorgan U.S. Minimum Volatility ETF	JMIN	NYSE Arca
JPMorgan U.S. Momentum Factor ETF	JMOM	NYSE Arca
JPMorgan U.S. Quality Factor ETF	JQUA	NYSE Arca
JPMorgan U.S. Value Factor ETF	JVAL	NYSE Arca
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).
Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan BetaBuilders Canada ETF
Ticker: BBCA
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure IndexSM.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.19%
Other Expenses[1]	0.17
Total Annual Fund Operating Expenses	0.36
Fee Waivers and/or Expense Reimbursements[2]	(0.17)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.19
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.19% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
SHARES ($)	19	61
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (August 7, 2018 through October 31, 2018), the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure IndexSM (the “Underlying Index”). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. Morningstar, Inc. is the Index Provider for the Underlying Index. The Underlying Index is a free float adjusted market capitalization weighted index which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index targets 85% of those stocks by market capitalization, and primarily includes large- and mid-cap companies. Components of the Underlying Index are allocated across various sectors, including the financials and energy sectors. However, the components of the Underlying Index and the sectors represented are likely to change over time. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $1.30 billion to $109.74 billion and the Underlying Index included 98 securities.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
March 1, 2019  |  1

JPMorgan BetaBuilders Canada ETF (continued)
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures and forward foreign currency contracts to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Risk of Investing in Canada. Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets, including those in the energy sector. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, regulatory developments or other factors that the Fund cannot control could have an adverse impact on the Canadian economy.
Foreign Securities Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

2  |   J.P. Morgan Exchange-Traded Funds

Geographic Focus Risk. The Fund will focus its investments in Canadian companies. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may also be subject to the foreign and Canadian risks described above.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a fund investing in foreign securities. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures and forward foreign currency contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand
March 1, 2019  |  3

JPMorgan BetaBuilders Canada ETF (continued)
for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Concentration Risk. To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to a particular industry or group of industries.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Energy Sector Risk. The market value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, energy conservation efforts and potential civil liabilities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Nicholas D’Eramo	2018	Executive Director
Michael Loeffler	2018	Executive Director
Oliver Furby	2018	Executive Director
Alex Hamilton	2018	Executive Director

4  |   J.P. Morgan Exchange-Traded Funds

Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-
advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
March 1, 2019  |  5

JPMorgan BetaBuilders Developed Asia ex-Japan ETF
Ticker: BBAX
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.19%
Other Expenses[1]	0.25
Total Annual Fund Operating Expenses	0.44
Fee Waivers and/or Expense Reimbursements[2]	(0.25)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.19
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.19% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
SHARES ($)	19	61
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (August 7, 2018 through October 31, 2018), the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM (the “Underlying Index”). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets means net assets, plus the amount of borrowing for investment purposes. Morningstar, Inc. is the Index Provider for the Underlying Index. The Underlying Index is a free float adjusted market capitalization-weighted index that consists of equity securities from developed Asia-Pacific countries or regions other than Japan, including: Australia, Hong Kong, New Zealand, and Singapore. The Underlying Index targets 85% of the stocks traded on the primary exchanges in each country or region by market capitalization, and primarily includes large-and mid-cap companies. Components of the Underlying Index are allocated across various sectors, including the financials sector. However, the components of the Underlying Index and the countries and sectors represented are likely to change over time. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $453.71 million to $108.51 billion and the Underlying Index included 169 securities.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
6   |  J.P. Morgan Exchange-Traded Funds

The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear over-valued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures and forward foreign currency contracts to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Asia Pacific Market Risk. The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.
China Region Risk. Investments in certain Hong-Kong listed securities may also subject the Fund to exposure to Chinese companies. Investments in China and Hong Kong are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth.
Foreign Securities Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls
March 1, 2019  |  7

JPMorgan BetaBuilders Developed Asia ex-Japan ETF (continued)
on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may also be subject to the foreign, Asia Pacific and China Region risks described above.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a fund investing in foreign securities. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the
Underlying Index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures and forward foreign currency contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than

8  |   J.P. Morgan Exchange-Traded Funds

investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Concentration Risk. To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to a particular industry or group of industries.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no
March 1, 2019  |  9

JPMorgan BetaBuilders Developed Asia ex-Japan ETF (continued)
guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Nicholas D’Eramo	2018	Executive Director
Michael Loeffler	2018	Executive Director
Oliver Furby	2018	Executive Director
Alex Hamilton	2018	Executive Director
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 200,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10  |   J.P. Morgan Exchange-Traded Funds

JPMorgan BetaBuilders Europe ETF
Ticker: BBEU
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.09%
Other Expenses[1]	0.24
Total Annual Fund Operating Expenses	0.33
Fee Waivers and/or Expense Reimbursements[2]	(0.24)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.09
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.09% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
SHARES ($)	9	29
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (June 15, 2018 through October 31, 2018), the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM (the “Underlying Index”). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. Morningstar, Inc. is the Index Provider for the Underlying Index. The Underlying Index is a free float adjusted market capitalization-weighted index which consists of equity securities from developed European countries or regions, including: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index targets 85% of the stocks traded on the primary exchanges in each country by market capitalization, and primarily includes large- and mid-cap companies. Components of the Underlying Index are allocated across various sectors. However, the components of the Underlying Index and the countries and sectors represented are likely to change over time. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $148.42 million to $266.87 billion and the Underlying Index included 543 securities.

March 1, 2019  |  11

JPMorgan BetaBuilders Europe ETF (continued)
Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures and forward foreign currency contracts to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps being taken by the United Kingdom to exit the European Union. There is considerable uncertainty relating to the potential consequences of such a withdrawal.

12  |   J.P. Morgan Exchange-Traded Funds

The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Foreign Securities Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may also be subject to the foreign and European market risks described above.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the
Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a fund investing in foreign securities. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
March 1, 2019  |  13

JPMorgan BetaBuilders Europe ETF (continued)
Derivatives Risk. Derivatives, including futures and forward foreign currency contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Concentration Risk. To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to a particular industry or group of industries.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.
Management
J.P. Morgan Investment Management Inc.

14   |  J.P. Morgan Exchange-Traded Funds

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Nicholas D’Eramo	2018	Executive Director
Michael Loeffler	2018	Executive Director
Oliver Furby	2018	Executive Director
Alex Hamilton	2018	Executive Director
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 200,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
March 1, 2019  |  15

JPMorgan BetaBuilders Japan ETF
Ticker: BBJP
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure IndexSM.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.19%
Other Expenses[1]	0.17
Total Annual Fund Operating Expenses	0.36
Fee Waivers and/or Expense Reimbursements[2]	(0.17)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.19
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.19% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
SHARES ($)	19	61
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (June 15, 2018 through October 31, 2018), the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure IndexSM (the “Underlying Index”). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. Morningstar, Inc. is the Index Provider for the Underlying Index. The Underlying Index is a free float adjusted market capitalization weighted index which consists of stocks traded primarily on the Tokyo Stock Exchange or the Nagoya Stock Exchange. The Underlying Index targets 85% of those stocks by market capitalization, and primarily includes large-and mid-cap companies. Components of the Underlying Index are allocated across various sectors, including the industrials sector. However, the components of the Underlying Index and the sectors represented are likely to change over time. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $606.82 million to $164.11 billion and the Underlying Index included 383 securities.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
16   |  J.P. Morgan Exchange-Traded Funds

The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures and forward foreign currency contracts to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Risk of Investing in Japan. The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.
Foreign Securities Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving
March 1, 2019  |  17

JPMorgan BetaBuilders Japan ETF (continued)
conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund will focus its investments in Japanese companies. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may also be subject to the foreign and Japanese risks described above.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a fund investing in foreign securities. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures and forward foreign currency contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market

18  |   J.P. Morgan Exchange-Traded Funds

prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Concentration Risk. To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to a particular industry or group of industries.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Industrials Sector Risk. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Nicholas D’Eramo	2018	Executive Director
Michael Loeffler	2018	Executive Director
Oliver Furby	2018	Executive Director
Alex Hamilton	2018	Executive Director
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 400,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the
March 1, 2019  |  19

JPMorgan BetaBuilders Japan ETF (continued)
Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20  |   J.P. Morgan Exchange-Traded Funds

JPMorgan Diversified Return Emerging Markets Equity ETF
Ticker: JPEM
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Other Expenses[1]	0.51
Total Annual Fund Operating Expenses	0.95
Fee Waivers and/or Expense Reimbursements[2]	(0.50)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.45
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.45% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	46	144	370	1,021
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Emerging Markets Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of equity securities from emerging markets selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the FTSE Emerging Index, a larger FTSE index, which is comprised of large- and mid-cap equity securities from advanced and secondary emerging markets. Through diversification, the Underlying Index is designed to more evenly distribute risk to minimize risk concentrations in regions and super-sectors. In the Underlying Index, weightings to regions and super-sectors are adjusted based on their historical volatility to diversify their contribution to the overall risk of the portfolio. The Underlying Index is diversified across certain countries in the following regions: Latin America, Europe/Middle East/Africa, China/India/Pakistan, North Asia and Southeast Asia, and across the following super-sectors: commodities, financials, consumer, defensives and industrials. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum and quality. The Fund’s securities are large-and mid-cap equity securities of companies from emerging markets, including common stock, depositary receipts, preferred stock and real estate investment trusts (REITs). For purposes of investing at least 80% of its
March 1, 2019  |  21

JPMorgan Diversified Return Emerging Markets Equity ETF (continued)
Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $292.78 million to $215.48 billion.
UNDERLYING INDEX CHARACTERISTICS
Valuation — Targets equity securities with attractive prices relative to their fundamental characteristics
Momentum — Targets equity securities which have high recent risk-adjusted returns
Quality — Targets companies that exhibit financial stability based on high return on equity and low volatility of price returns
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when a Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures contracts to seek performance that corresponds to the Underlying Index, particularly in emerging markets where it is otherwise difficult to gain access.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will
22  |   J.P. Morgan Exchange-Traded Funds

fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
The risks associated with foreign securities are magnified in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV) and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’
closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Cash Transactions Risk. Unlike certain ETFs, the Fund expects to generally effect its creations and redemptions partially for cash, rather than primarily for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in kind.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to
March 1, 2019  |  23

JPMorgan Diversified Return Emerging Markets Equity ETF (continued)
such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of the Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or busi-
ness conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Financials Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan Diversified Factor Emerging Markets Equity Index (net of foreign withholding taxes), FTSE Emerging Index (net of foreign withholding taxes) and MSCI Emerging Markets Index (net of foreign withholding taxes). Past performance (before and after taxes) is not necessarily an indication of how the Fund will
24  |   J.P. Morgan Exchange-Traded Funds

perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2017	10.08%
Worst Quarter	2nd quarter, 2018	-9.58%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 01/07/2015)
SHARES
Return Before Taxes	-10.55%	2.64%
Return After Taxes on Distributions	-11.06	2.19
Return After Taxes on Distributions and Sale of Fund Shares	-5.76	2.12
JP MORGAN DIVERSIFIED FACTOR EMERGING MARKETS EQUITY INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-10.29	3.68
FTSE EMERGING INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-13.35	2.67
MSCI EMERGING MARKETS INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-14.58	3.05
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Joe Staines	2017	Vice President
Kartik Aiyar	2017	Associate
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units partially in cash and partially for a designated portfolio of securities that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
March 1, 2019  |  25

JPMorgan Diversified Return Europe Currency Hedged ETF
Ticker: JPEH
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Europe Currency Hedged (USD) Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of Shares in other investment companies, including affiliated money market funds, mutual funds, exchange-traded funds (ETFs) and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value (NAV) and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%
Other Expenses[1]	0.41
Acquired Fund (Underlying Fund) Fees and Expenses	0.40
Total Annual Fund Operating Expenses	1.14
Fee Waivers and/or Expense Reimbursements[2]	(0.76)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.38
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.38% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expense of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	39	122	393	1,169
Portfolio Turnover
The Fund and the exchange-traded fund in which the Fund principally invests, the JPMorgan Diversified Return Europe Equity ETF (the Underlying Fund), pay transaction costs, such as commissions, when each buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Europe Currency Hedged (USD) Index (the Underlying Index). The Underlying Index has been developed to represent European stock performance, with the foreign currency risk of the securities included in the Underlying Index hedged against the U.S. dollar on a monthly basis. The Underlying Index is comprised of equity securities across developed Europe selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the FTSE Developed Europe Index, a broader FTSE index, which is comprised of large- and mid-cap equity securities in developed European markets. Through diversification, the Underlying Index is designed to more evenly distribute risk across sectors and individual securities. In the Underlying
26  |   J.P. Morgan Exchange-Traded Funds

Index, weightings to sectors are adjusted based on their historical volatility to attempt to balance risk across sectors in the overall portfolio. The Underlying Index is diversified across the following sectors: basic materials, consumer goods, consumer services, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum, and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $1.63 billion to $261.71 billion. The Fund principally invests in the Underlying Fund and forward foreign currency contracts. The equity positions in both the Underlying Index and the Underlying Fund are rebalanced quarterly.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk.
Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the Underlying Fund, which is a passive fund investing in the same securities held in the Underlying Index, but the Underlying Fund does not include the currency hedge component. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index (including indirect investments through the Underlying Fund). For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund will invest in European equity securities (including through the Underlying Fund) and foreign currency forward contracts (both deliverable and non-deliverable) designed to hedge against non-U.S. currency fluctuations and may invest in depositary receipts representing securities included in the Underlying Index (including through the Underlying Fund). “Assets” means net assets, plus the amount of borrowing for investment purposes.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or bet-
ter. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The adviser uses a “representative sampling” index strategy to manage the Fund. In representative sampling, securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities, but the Fund does not hold all the constituent securities. It allows the Fund to hold a significant number of the constituent securities of its Underlying Index (through the Underlying Fund), but the Fund may not track its Underlying Index with the same degree of accuracy as would an investment vehicle replicating the Underlying Index.
The Underlying Index applies a one month forward rate to the total value of the non-U.S. dollar denominated securities included in the Underlying Index to effectively create a “hedge” against fluctuations in the relative value of the currencies represented in the Underlying Index in relation to the U.S. dollar. The hedge is reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies represented in the Underlying Index are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the currencies represented in the Underlying Index are rising relative to the U.S. dollar.
In order to attempt to track the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts which may include both physically settled forward contracts and non-deliverable forward contracts (NDFs). These contracts are designed to offset the Fund’s exposure to the currencies represented in the Underlying Index. Consistent with the Underlying Index, the “hedging component” for the Fund will be reset on a monthly basis. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. The Fund may use NDFs to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other. The Fund’s exposure to foreign currency forward contracts and NDFs is based on the aggregate exposure of the Fund to the currencies represented in the Underlying Index.
Due to fluctuation in asset values, the currency hedge, which is set at the beginning of the month, will not be fully replicated during the month. As a result, the Fund may hold up to 20% of its Assets in cash or short-term investments, such as shares of a JPMorgan money market fund, if Shares are created during the month.
March 1, 2019  |  27

JPMorgan Diversified Return Europe Currency Hedged ETF (continued)
To the extent that the securities in the Underlying Fund’s underlying index are concentrated in one or more industries or groups of industries, the Underlying Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s NAV, market price, performance and ability to meet its investment objective.
Investments in the Underlying Fund Risk. The Fund invests in the Underlying Fund as part of its primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the Underlying Fund. Shareholders will indirectly bear the expenses charged by the Underlying Fund. Because the Fund’s adviser or its affiliates provide services to and receive fees from the Underlying Fund, the Fund’s investments in the Underlying Fund benefit the adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of the Underlying Fund. As a result, the Fund’s investments in the Underlying Fund may create a conflict of interest.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps being taken by the United Kingdom to exit the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Foreign Securities Risk. Investments in foreign currencies and foreign issuers (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may also be subject to the foreign and European market risks described above.
Currency Hedging Risk. The Fund enters into foreign currency forward contracts, including NDFs, to attempt to minimize the impact of changes in the currency exposure of the Underlying Fund against the U.S. dollar. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the currencies represented in the Underlying Index and the U.S. dollar. To the extent the Fund’s hedging
28  |   J.P. Morgan Exchange-Traded Funds

contracts are not successful, the U.S. dollar value of an investment in the Fund may go down. Because the currency hedge is reset on a monthly basis, currency risk can develop intra-month. Specifically, because no changes in the currency hedge in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes to the Underlying Index, changes in the value of the non-U.S. currencies represented in the Underlying Index against the U.S. dollar during the month may impact the ability of the Fund to provide an effective hedge or to track the performance of the Underlying Index. While the Underlying Index is designed to hedge currency rate exposure of the equity positions, it is possible that a degree of exposure may remain even at the time of rebalance. Currency hedging may also limit potential gains from the exposure to the equity securities if foreign currencies rise or remain unchanged. When foreign currencies rise or remain unchanged relative to the U.S. dollar, an unhedged investment in the same equity securities will outperform the Fund.
The Fund may use NDFs to execute its currency hedging transactions. NDFs on currencies are often less liquid than deliverable foreign currency forward contracts. A lack of liquidity in NDFs of the hedged currency could result in the Fund being unable to structure its hedging transactions as intended.
Currency Risk. Because the Fund’s and the Underlying Fund’s NAVs are determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities or entering into forward contracts, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a fund investing in foreign securities. The Fund’s return also may not track the return of the Underlying Index if its currency hedging strategy is not successful. In addition, the Fund’s return may differ from the return of its Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and the Underlying Fund’s valuation of a security at the time of calculation of the Underlying Fund’s NAV) and the inability of the Underlying Fund to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
Because the Fund uses a representative sampling strategy (or when the Underlying Fund does so), the Fund may not be as well correlated with the return of the Underlying Index as when the Fund or the Underlying Fund purchases all of the securities in its underlying index in the proportions in which they are represented in its underlying index. To the extent the Underlying Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of its underlying index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund and the Underlying Fund are not “actively” managed. Therefore, the Fund and the Underlying Fund would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from its underlying index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund (and the Underlying Fund) will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. Because the Fund uses a representative sampling approach (or when the Underlying Fund does so), the Fund will hold (directly or through the Underlying Fund) a smaller number of securities than are in the Fund’s or Underlying Fund’s index or will not match the Underlying Index’s hedging strategy exactly. As a result, an adverse development respecting an issuer of securities held by the Underlying Fund could result in a greater decline in the Fund’s NAV than would be the case if the Underlying Fund held all of the securities in its underlying index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Underlying Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
March 1, 2019  |  29

JPMorgan Diversified Return Europe Currency Hedged ETF (continued)
Derivatives Risk. The Fund (and the Underlying Fund) may use derivatives, primarily foreign currency forward contracts (and futures for the Underlying Fund). Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase to the extent the Underlying Fund invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund (including through the Underlying Fund) may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund (including through the Underlying Fund) may increase the relative emphasis of investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan Diversified Factor Europe Currency Hedged (USD) Index (net of foreign withholding taxes), JP Morgan Diversified Factor Europe Equity Index (net of foreign withholding taxes) and FTSE Developed Europe Index (net of foreign withholding taxes). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
30   |  J.P. Morgan Exchange-Traded Funds

YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2017	6.87%
Worst Quarter	4th quarter, 2018	-11.09%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 04/01/2016)
SHARES
Return Before Taxes	-7.48%	5.85%
Return After Taxes on Distributions	-8.68	4.04
Return After Taxes on Distributions and Sale of Fund Shares	-3.61	4.22
JP MORGAN DIVERSIFIED FACTOR EUROPE CURRENCY HEDGED (USD) INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-7.02	6.51
JP MORGAN DIVERSIFIED FACTOR EUROPE EQUITY INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-13.89	3.23
FTSE DEVELOPED EUROPE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-14.97	3.85
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Kartik Aiyar	2017	Associate
Wei (Victor) Li	2017	Executive Director
Jonathan Msika	2017	Vice President
Joe Staines	2017	Vice President
Roger Hallam	2016	Managing Director
Danny Sage	2016	Executive Director
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
March 1, 2019  |  31

JPMorgan Diversified Return Europe Equity ETF
Ticker: JPEU
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Europe Equity Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses[1]	0.39
Total Annual Fund Operating Expenses	0.69
Fee Waivers and/or Expense Reimbursements[2]	(0.31)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.38
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.38% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	39	122	287	766
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Europe Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of equity securities across developed Europe selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected from the constituents of the FTSE Developed Europe Index, a broader FTSE index, which is comprised of large- and mid-cap equity securities in developed European markets. Through diversification, the Underlying Index is designed to more evenly distribute risk across sectors and individual securities. In the Underlying Index, weightings to sectors are adjusted based on their historical volatility to attempt to balance risk across sectors in the overall portfolio. The Underlying Index is diversified across the following sectors: basic materials, consumer goods, consumer services, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum, and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. The Fund’s securities are large- and mid-cap equity securities of companies from developed European countries, including common stock and preferred stock. As of
32  |   J.P. Morgan Exchange-Traded Funds

January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $1.63 billion to $261.71 billion. For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures and currency forward contracts to seek performance that corresponds to the Underlying Index, but not for hedging currency.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in the various countries in which it invests in Europe and in Europe more generally, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.
March 1, 2019  |  33

JPMorgan Diversified Return Europe Equity ETF (continued)
European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps being taken by the United Kingdom to exit the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Foreign Securities Risk. Investments in foreign currencies and foreign issuers (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may also be subject to the foreign and European market risks described above.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the
Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV) and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.

34  |   J.P. Morgan Exchange-Traded Funds

Derivatives Risk. Derivatives, including futures and currency forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of the Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan Diversified Factor Europe Equity Index (net of foreign withholding taxes), FTSE Developed Europe Index (net of foreign withholding taxes) and MSCI Europe Index (net of foreign withholding taxes). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
March 1, 2019  |  35

JPMorgan Diversified Return Europe Equity ETF (continued)
YEAR-BY-YEAR RETURNS
Best Quarter	2nd quarter, 2017	8.40%
Worst Quarter	4th quarter, 2018	-12.81%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 12/18/2015)
SHARES
Return Before Taxes	-13.58%	2.97%
Return After Taxes on Distributions	-13.86	2.59
Return After Taxes on Distributions and Sale of Fund Shares	-7.32	2.54
JP MORGAN DIVERSIFIED FACTOR EUROPE EQUITY INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-13.89	3.04
FTSE DEVELOPED EUROPE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-14.97	2.57
MSCI EUROPE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-14.86	2.57
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Kartik Aiyar	2017	Associate
Wei (Victor) Li	2017	Executive Director
Jonathan Msika	2017	Vice President
Joe Staines	2017	Vice President
Purchase and Sale of Shares
The Fund will issue and redeem Shares at net asset value (NAV) only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

36  |   J.P. Morgan Exchange-Traded Funds

JPMorgan Diversified Return Global Equity ETF
Ticker: JPGE
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Global Developed Equity Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%
Other Expenses[1]	0.31
Total Annual Fund Operating Expenses	0.55
Fee Waivers and/or Expense Reimbursements[2]	(0.17)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.38
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.38% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	39	122	254	638
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Global Developed Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of equity securities across developed global markets selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the FTSE Developed Index, a broader FTSE index, which is comprised of large- and mid-cap equity securities in developed markets. Through diversification, the Underlying Index is designed to more evenly distribute risk across regions, sectors and individual securities. In the Underlying Index, weightings to regions and sectors are adjusted based on their historical volatility to attempt to balance risk across regions and sectors in the overall portfolio. The Underlying Index is diversified across certain countries in the following regions: Europe, Japan, Pacific ex Japan and North America, and across the following sectors: basic materials, consumer goods, consumer services, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. The Fund’s securities are
March 1, 2019  |  37

JPMorgan Diversified Return Global Equity ETF (continued)
large- and mid-cap equity securities of companies from developed countries, including common stock and preferred stock. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $676.47 million to $353.08 billion. For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their region and/or sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their region and/or sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their region and/or sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when a Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures and currency forward contracts to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Foreign Securities Risk. Investments in foreign currencies and foreign issuers (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls

38  |   J.P. Morgan Exchange-Traded Funds

on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV) and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the
Underlying Index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures and currency forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than
March 1, 2019  |  39

JPMorgan Diversified Return Global Equity ETF (continued)
investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of the Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Shares has varied from year to year over the past four calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan Diversified Factor Global Developed Equity Index (net of foreign withholding taxes), FTSE Developed Index (net of foreign withholding taxes) and MSCI World Index (net of foreign withholding taxes). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2017	7.57%
Worst Quarter	4th quarter, 2018	-10.88%

40  |   J.P. Morgan Exchange-Traded Funds

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 06/16/2014)
SHARES
Return Before Taxes	-10.34%	3.86%
Return After Taxes on Distributions	-10.71	3.51
Return After Taxes on Distributions and Sale of Fund Shares	-5.61	3.09
JP MORGAN DIVERSIFIED FACTOR GLOBAL DEVELOPED EQUITY INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-10.40	4.10
FTSE DEVELOPED INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-9.13	3.88
MSCI WORLD INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-8.71	3.88
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Kartik Aiyar	2017	Associate
Wei (Victor) Li	2017	Executive Director
Joe Staines	2017	Vice President
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
March 1, 2019  |  41

JPMorgan Diversified Return International Currency Hedged ETF
Ticker: JPIH
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Currency Hedged (USD) Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. “Acquired Fund (Underlying Fund) Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of Shares in other investment companies, including affiliated money market funds, mutual funds, exchange-traded funds (ETFs) and business development companies. The impact of Acquired Fund (Underlying Fund) Fees and Expenses is included in the total returns of the Fund. Acquired Fund (Underlying Fund) Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value (NAV) and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.27%
Other Expenses[1]	0.39
Acquired Fund (Underlying Fund) Fees and Expenses	0.40
Total Annual Fund Operating Expenses	1.06
Fee Waivers and/or Expense Reimbursements[2]	(0.68)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.38
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.38% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expense of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	39	122	375	1,098
Portfolio Turnover
The Fund and the exchange-traded fund in which the Fund principally invests, the JPMorgan Diversified Return International Equity ETF (the Underlying Fund), pay transaction costs, such as commissions, when each buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Currency Hedged (USD) Index (the Underlying Index). The Underlying Index has been developed to represent international stock performance with the foreign currency risk of the securities included in the Underlying Index hedged against the U.S. dollar on a monthly basis. The Underlying Index is comprised of equity securities across developed global markets (excluding North America) selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the FTSE Developed ex North America Index, a broader FTSE index, which is comprised of large- and mid-cap equity securities in developed markets outside of North America. Through diversification, the Underlying Index is designed to more evenly
42  |   J.P. Morgan Exchange-Traded Funds

distribute risk across regions, sectors and individual securities. In the Underlying Index, weightings to regions and sectors are adjusted based on their historical volatility to attempt to balance risk across regions and sectors with respect to the overall portfolio. The Underlying Index is diversified across certain countries in the following countries and/or regions: United Kingdom, Europe ex United Kingdom, Japan, Pacific ex Japan, and across the following sectors: basic materials, consumer goods, consumer services, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum, and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $676.47 million to $248.13 billion. The Fund principally invests in the Underlying Fund and forward foreign currency contracts. The equity positions in both the Underlying Index and the Underlying Fund are rebalanced quarterly.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their region and/or sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their region and/or sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their region and/or sector peers as measured by profitability, earnings quality and solvency/financial risk.
Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the Underlying Fund, which is a passive fund investing in the same securities held in the Underlying Index, but the Underlying Fund does not include the currency hedge component. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index (including indirect investments through the Underlying Fund). For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund will invest in equity securities (including through the Underlying Fund) and foreign currency forward contracts (both deliverable and non-deliverable) designed to hedge against non-U.S. currency fluctuations and may invest in depositary receipts representing securities included in the Underlying Index (including through the Underlying Fund). “Assets” means net assets, plus the amount of borrowing for investment purposes.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The adviser uses a “representative sampling” index strategy to manage the Fund. In representative sampling, securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities but the Fund does not hold all the constituent securities. It allows the Fund to hold a significant number of the constituent securities of its Underlying Index (through the Underlying Fund), but the Fund may not track its Underlying Index with the same degree of accuracy as would an investment vehicle replicating the Underlying Index.
The Underlying Index applies a one month forward rate to the total value of the non-U.S. dollar denominated securities included in the Underlying Index to effectively create a “hedge” against fluctuations in the relative value of the currencies represented in the Underlying Index in relation to the U.S. dollar. The hedge is reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies represented in the Underlying Index are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the currencies represented in the Underlying Index are rising relative to the U.S. dollar.
In order to attempt to track the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts which may include both physically settled forward contracts and non-deliverable forward contracts (NDFs). These contracts are designed to offset the Fund’s exposure to the currencies represented in the Underlying Index. Consistent with the Underlying Index, the “hedging component” for the Fund will be reset on a monthly basis. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. The Fund may use NDFs to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other. The Fund’s exposure to foreign currency forward contracts and NDFs is based on the aggregate exposure of the Fund to the currencies represented in the Underlying Index.
March 1, 2019  |  43

JPMorgan Diversified Return International Currency Hedged ETF (continued)
Due to fluctuation in asset values, the currency hedge, which is set at the beginning of the month, will not be fully replicated during the month. As a result, the Fund may hold up to 20% of its Assets in cash or short-term investments, such as shares of a JPMorgan money market fund, if Shares are created during the month.
To the extent that the securities in the Underlying Fund’s underlying index are concentrated in one or more industries or groups of industries, the Underlying Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s NAV, market price, performance and ability to meet its investment objective.
Investments in the Underlying Fund Risk. The Fund invests in the Underlying Fund as part of its primary strategy, so the Fund’s investment performance and risks are directly related to the performance and risks of the Underlying Fund. Shareholders will indirectly bear the expenses charged by the Underlying Fund. Because the Fund’s adviser or its affiliates provide services to and receive fees from the Underlying Fund, the Fund’s investments in the Underlying Fund benefit the adviser and/or its affiliates. In addition, the Fund may hold a significant percentage of the shares of the Underlying Fund. As a result, the Fund’s investments in the Underlying Fund may create a conflict of interest.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Foreign Securities Risk. Investments in foreign currencies and foreign issuers (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Currency Hedging Risk. The Fund enters into foreign currency forward contracts, including NDFs, to attempt to minimize the impact of changes in the currency exposure of the Underlying Fund against the U.S. dollar. The return of the foreign currency forward contracts may not perfectly offset the actual fluctuations between the currencies represented in the Underlying Index and the U.S. dollar. To the extent the Fund’s hedging contracts are not successful, the U.S. dollar value of an investment in the Fund may go down. Because the currency hedge is reset on a monthly basis, currency risk can develop intra-month. Specifically, because no changes in the currency hedge in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes to the Underlying Index, changes in the value of the non-U.S. currencies represented in the Underlying Index against the U.S. dollar during the month may impact the ability of the Fund to provide an effective hedge or to track the performance of the Underlying Index. While the Underlying Index is designed to hedge currency rate exposure of the equity positions, it is possible that a degree of exposure may remain even at the time of rebalance. Currency hedging may also limit potential gains from the exposure to the equity securities if foreign currencies
44  |   J.P. Morgan Exchange-Traded Funds

rise or remain unchanged. When foreign currencies rise or remain unchanged relative to the U.S. dollar, an unhedged investment in the same equity securities will outperform the Fund.
The Fund may use NDFs to execute its currency hedging transactions. NDFs on currencies are often less liquid than deliverable foreign currency forward contracts. A lack of liquidity in NDFs of the hedged currency could result in the Fund being unable to structure its hedging transactions as intended.
Currency Risk. Because the Fund’s and the Underlying Fund’s NAVs are determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar and the Fund’s attempt to hedge currency exposure is unsuccessful. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities or entering into forward contracts, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a fund investing in foreign securities. The Fund’s return also may not track the return of the Underlying Index if its currency hedging strategy is not successful. In addition, the Fund’s return may differ from the return of its Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and the Underlying Fund’s valuation of a security at the time of calculation of the Underlying Fund’s NAV) and the inability of the Underlying Fund to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
Because the Fund uses a representative sampling strategy (or when the Underlying Fund does so), the Fund may not be as well correlated with the return of the Underlying Index as when the Fund or the Underlying Fund purchases all of the securities in its underlying index in the proportions in which they are represented in its underlying index. To the extent the Underlying Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of its underlying index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund and the Underlying Fund are not “actively” managed. Therefore, the Fund and the Underlying Fund would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from its underlying index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund (and the Underlying Fund) will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. Because the Fund uses a representative sampling approach (or when the Underlying Fund does so), the Fund will hold (directly or through the Underlying Fund) a smaller number of securities than are in the Fund’s or Underlying Fund’s index or will not match the Underlying Index’s hedging strategy exactly. As a result, an adverse development respecting an issuer of securities held by the Underlying Fund could result in a greater decline in the Fund’s NAV than would be the case if the Underlying Fund held all of the securities in its underlying index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Underlying Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. The Fund (and the Underlying Fund) may use derivatives, primarily foreign currency forward contracts (and futures for the Underlying Fund). Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not
March 1, 2019  |  45

JPMorgan Diversified Return International Currency Hedged ETF (continued)
realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase to the extent the Underlying Fund invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund (including through the Underlying Fund) may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund (including through the Underlying Fund) may increase the relative emphasis of investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or sup-
plies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan Diversified Factor International Currency Hedged (USD) Index (net of foreign withholding taxes), JP Morgan Diversified Factor International Equity Index (net of foreign withholding taxes) and FTSE Developed ex North America Index (net of foreign withholding taxes). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2017	5.43%
Worst Quarter	4th quarter, 2018	-11.50%
46  |   J.P. Morgan Exchange-Traded Funds

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 04/01/2016)
SHARES
Return Before Taxes	-8.75%	5.91%
Return After Taxes on Distributions	-9.70	4.75
Return After Taxes on Distributions and Sale of Fund Shares	-4.65	4.35
JP MORGAN DIVERSIFIED FACTOR INTERNATIONAL CURRENCY HEDGED (USD) INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-7.89	6.74
JP MORGAN DIVERSIFIED FACTOR INTERNATIONAL EQUITY INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-12.54	4.49
FTSE DEVELOPED EX NORTH AMERICA INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-14.39	5.35
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Wei (Victor) Li	2017	Executive Director
Joe Staines	2017	Vice President
Kartik Aiyar	2017	Associate
Roger Hallam	2016	Managing Director
Danny Sage	2016	Executive Director
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
March 1, 2019  |  47

JPMorgan Diversified Return International Equity ETF
Ticker: JPIN
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%
Other Expenses[1]	0.19
Total Annual Fund Operating Expenses	0.43
Fee Waivers and/or Expense Reimbursements[2]	(0.05)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.38
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.38% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	39	122	225	527
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of equity securities across developed global markets (excluding North America) selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the FTSE Developed ex North America Index, a broader FTSE index, which is comprised of large- and mid-cap equity securities in developed markets outside of North America. Through diversification, the Underlying Index is designed to more evenly distribute risk across regions, sectors and individual securities. In the Underlying Index, weightings to regions and sectors are adjusted based on their historical volatility to attempt to balance risk across regions and sectors in the overall portfolio. The Underlying Index is diversified across certain countries in the following countries and/or regions: United Kingdom, Europe ex United Kingdom, Japan, Pacific ex Japan, and across the following sectors: basic materials, consumer services, consumer goods, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors
48  |   J.P. Morgan Exchange-Traded Funds

will have varying degrees of influence on the performance of the Underlying Index. The Fund’s securities are large- and mid-cap equity securities of companies from developed countries, including common stock and preferred stock. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $676.47 million to $248.13 billion. For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their region and/or sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their region and/or sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their region and/or sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire
Underlying Index. Even when a Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures and currency forward contracts to seek performance that corresponds to the Underlying Index, but not for hedging currency.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Foreign Securities Risk. Investments in foreign currencies and foreign issuers (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and
March 1, 2019  |  49

JPMorgan Diversified Return International Equity ETF (continued)
nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV) and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’
closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures and currency forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more

50  |   J.P. Morgan Exchange-Traded Funds

vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of the Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Shares has varied from year to year over the past four calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan Diversified Factor International Equity Index (net of foreign withholding taxes), FTSE Developed ex North America Index (net of foreign withholding taxes) and MSCI EAFE Index (net of foreign withholding taxes). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2017	8.28%
Worst Quarter	4th quarter, 2018	-11.66%
March 1, 2019  |  51

JPMorgan Diversified Return International Equity ETF (continued)
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 11/05/2014)
SHARES
Return Before Taxes	-12.51%	2.65%
Return After Taxes on Distributions	-12.88	2.15
Return After Taxes on Distributions and Sale of Fund Shares	-6.83	2.05
JP MORGAN DIVERSIFIED FACTOR INTERNATIONAL EQUITY INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-12.54	3.04
FTSE DEVELOPED EX NORTH AMERICA INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-14.39	1.74
MSCI EAFE INDEX
(Net of Foreign Withholding Taxes) (Reflects No Deduction for Fees, Expenses, or Taxes, Except Foreign Withholding Taxes)	-13.79	1.42
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Wei (Victor) Li	2017	Executive Director
Kartik Aiyar	2017	Associate
Joe Staines	2017	Vice President
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

52  |   J.P. Morgan Exchange-Traded Funds

JPMorgan Diversified Return U.S. Equity ETF
Ticker: JPUS
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Other Expenses[1]	0.17
Total Annual Fund Operating Expenses	0.40
Fee Waivers and/or Expense Reimbursements[2]	(0.21)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.19
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.19% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	19	61	158	440
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of U.S. equity securities selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 1000 Index, a broader Russell index, which is comprised of large- and mid-cap equity securities in the United States. Through diversification, the Underlying Index is designed to more evenly distribute risk across sectors and individual securities. In the Underlying Index, weightings to sectors are adjusted based on their historical volatility to attempt to balance risk across sectors in the overall portfolio. The Underlying Index is diversified across the following sectors: basic materials, consumer services, consumer goods, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum, and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. The Fund’s securities are large- and mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. As of
March 1, 2019  |  53

JPMorgan Diversified Return U.S. Equity ETF (continued)
January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $1.43 billion to $817.34 billion.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when a Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.

54  |   J.P. Morgan Exchange-Traded Funds

In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of the Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

March 1, 2019  |  55

JPMorgan Diversified Return U.S. Equity ETF (continued)
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past three calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan Diversified Factor US Equity Index and Russell 1000 Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2017	6.61%
Worst Quarter	4th quarter, 2018	-12.32%
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 09/29/2015)
SHARES
Return Before Taxes	-6.02%	9.85%
Return After Taxes on Distributions	-6.48	9.48
Return After Taxes on Distributions and Sale of Fund Shares	-3.22	7.68
JP MORGAN DIVERSIFIED FACTOR US EQUITY INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-5.77	10.24
RUSSELL 1000 INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-4.78	11.11
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2016	Managing Director
Jonathan Msika	2016	Vice President
Joe Staines	2016	Vice President
Yegang (Steven) Wu	2016	Analyst
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.

56  |   J.P. Morgan Exchange-Traded Funds

Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
March 1, 2019  |  57

JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Ticker: JPME
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%
Other Expenses[1]	0.25
Total Annual Fund Operating Expenses	0.49
Fee Waivers and/or Expense Reimbursements[2]	(0.25)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.24
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.24% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	25	77	195	539
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of U.S. equity securities selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell Midcap Index, a broader Russell index, which is comprised of mid-cap equity securities in the United States. Through diversification, the Underlying Index is designed to more evenly distribute risk across sectors and individual securities. In the Underlying Index, weightings to sectors are adjusted based on their historical volatility to attempt to balance risk across sectors in the overall portfolio. The Underlying Index is diversified across the following sectors: basic materials, consumer services, consumer goods, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum, and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. The Fund’s securities are mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. As of
58  |   J.P. Morgan Exchange-Traded Funds

January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $553.73 million to $36.91 billion.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
March 1, 2019  |  59

JPMorgan Diversified Return U.S. Mid Cap Equity ETF (continued)
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of the Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.

60   |  J.P. Morgan Exchange-Traded Funds

The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan Diversified Factor US Mid Cap Equity Index and Russell Midcap Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2017	6.32%
Worst Quarter	4th quarter, 2018	-14.12%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 05/11/2016)
SHARES
Return Before Taxes	-8.42%	6.82%
Return After Taxes on Distributions	-8.81	6.45
Return After Taxes on Distributions and Sale of Fund Shares	-4.72	5.26
JP MORGAN DIVERSIFIED FACTOR US MID CAP EQUITY INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-8.31	7.13
RUSSELL MIDCAP INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-9.06	6.86
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2016	Managing Director
Jonathan Msika	2016	Vice President
Joe Staines	2016	Vice President
Yegang (Steven) Wu	2016	Analyst
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
March 1, 2019  |  61

JPMorgan Diversified Return U.S. Small Cap Equity ETF
Ticker: JPSE
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Other Expenses[1]	0.31
Total Annual Fund Operating Expenses	0.60
Fee Waivers and/or Expense Reimbursements[2]	(0.31)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.29
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.29% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	30	93	237	656
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of U.S. equity securities selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 2000 Index, a larger Russell index, which is comprised of small-cap equity securities in the United States. The rules based proprietary multi-factor selection process utilizes the following characteristics: relative valuation, momentum and quality. The Underlying Index security selection process then seeks to exclude the least attractive securities based on these characteristics. In addition, the Underlying Index is designed to more evenly distribute risk to minimize risk concentrations across sectors and individual securities. The Underlying Index is not currently focused on any particular sector and is diversified across the following sectors: financials, technology, consumer services, health care, industrials, consumer goods, energy/materials and telecommunication/utilities. Within each sector, stocks are also weighted to diversify risk across individual equity securities. The Fund’s securities are small-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. As of
62  |   J.P. Morgan Exchange-Traded Funds

January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $23.11 million to $12.13 billion.
UNDERLYING INDEX CHARACTERISTICS
Relative Valuation — Seeks to avoid equity securities that are expensive relative to their fundamental characteristics
Momentum — Seeks to avoid equity securities which have low recent risk-adjusted returns
Quality — Seeks to avoid equity securities with poor return on equity
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
March 1, 2019  |  63

JPMorgan Diversified Return U.S. Small Cap Equity ETF (continued)
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Smaller Company Risk. Investments in small-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of the Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Consumer Goods Industry Risk. Companies in the consumer goods industry may be affected by changes in social trends and consumer demands. Many consumer goods are sold internationally, and companies that sell such products may be affected by market conditions in other countries and regions.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.

64   |  J.P. Morgan Exchange-Traded Funds

The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan Diversified Factor US Small Cap Equity Index and Russell 2000 Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
YEAR-BY-YEAR RETURNS
Best Quarter	2nd quarter, 2018	8.78%
Worst Quarter	4th quarter, 2018	-17.07%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 11/15/2016)
SHARES
Return Before Taxes	-8.14%	4.44%
Return After Taxes on Distributions	-8.37	4.20
Return After Taxes on Distributions and Sale of Fund Shares	-4.62	3.40
JP MORGAN DIVERSIFIED FACTOR US SMALL CAP EQUITY INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-7.92	4.74
RUSSELL 2000 INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-11.01	3.04
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2016	Managing Director
Jonathan Msika	2016	Vice President
Joe Staines	2016	Vice President
Yegang (Steven) Wu	2016	Analyst
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
March 1, 2019  |  65

JPMorgan U.S. Dividend ETF
Ticker: JDIV
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Dividend Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Other Expenses[1]	0.52
Total Annual Fund Operating Expenses	0.75
Fee Waivers and/or Expense Reimbursements[2]	(0.63)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.12
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.12% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	12	39	219	742
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (November 8, 2017 through October 31, 2018), the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Dividend Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of higher yielding U.S. equity securities. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 1000 Index, a larger Russell Index, which is comprised of large- and mid-cap equity securities of companies located in the United States. Based on its rules-based selection process, the Underlying Index is designed to provide exposure to the highest dividend yielding sectors on a risk adjusted basis, meaning that the index will establish sector weights by considering both the yield of the sector and the relative volatility of sector returns. As a result, certain sectors may be overweighted within the Underlying Index because they include higher dividend yielding companies. The Underlying Index and the Fund are diversified across the following sectors: financials, technology, consumer services, health care, industrials, consumer goods, energy, materials, telecommunication and utilities. The Underlying Index will identify U.S. equity securities within each sector that have a high dividend yield over a rolling twelve month period. Within each sector, individual equity securities are also weighted to diversify risk. The Fund’s securities are large- and mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. As of January 31, 2019, there were 205 companies
66  |   J.P. Morgan Exchange-Traded Funds

represented in the Underlying Index and the market capitalizations of those companies ranged from $553.73 million to $817.34 billion. The number of components and the market capitalizations of the companies are subject to change over time.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when a Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Dividend Paying Securities Risk. The Fund primarily invests in dividend paying securities. As a result, Fund performance will correlate with the performance of the dividend paying stock segment of the equity market, and the Fund may underperform funds that do not limit their investments to dividend paying securities. If securities held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected. In addition, there may be periods when paying dividends is out of favor and therefore, during such periods, the performance of the Fund may suffer.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the
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JPMorgan U.S. Dividend ETF (continued)
Underlying Index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Benchmark Administrator for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of the Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

68   |  J.P. Morgan Exchange-Traded Funds

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan US Dividend Index and Russell 1000 Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	2nd quarter, 2018	4.18%
Worst Quarter	4th quarter, 2018	-9.74%
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 11/08/2017)
SHARES
Return Before Taxes	-6.33%	-1.94%
Return After Taxes on Distributions	-7.36	-3.12
Return After Taxes on Distributions and Sale of Fund Shares	-3.26	-1.69
JP MORGAN US DIVIDEND INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-5.95	-1.53
RUSSELL 1000 INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-4.78	-1.30
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Jonathan Msika	2017	Vice President
Joe Staines	2017	Vice President
Yegang (Steven) Wu	2017	Analyst
Aijaz Hussain	2017	Analyst
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
March 1, 2019  |  69

JPMorgan U.S. Dividend ETF (continued)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

70  |   J.P. Morgan Exchange-Traded Funds

JPMorgan U.S. Minimum Volatility ETF
Ticker: JMIN
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Minimum Volatility Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Other Expenses[1]	0.52
Total Annual Fund Operating Expenses	0.75
Fee Waivers and/or Expense Reimbursements[2]	(0.63)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.12
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.12% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	12	39	219	742
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (November 8, 2017 through October 31, 2018), the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Minimum Volatility Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index measures the performance of U.S. equity securities selected using a rules-based process that is designed so the Underlying Index targets lower volatility than the Russell 1000 Index. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 1000 Index, a larger Russell Index, which is comprised of large- and mid-cap equity securities of companies located in the United States. The Underlying Index is designed to distribute risk among sectors and stocks in order to seek to minimize the overall portfolio volatility based upon the parameters of the rules-based process. Specifically, sector weightings in the Underlying Index are adjusted based on their historical volatility and correlation of the returns among sectors over the last three years. Based on the riskiness and correlations of the sector returns, the optimization process aims to determine the optimal sector allocation to minimize the volatility in the Underlying Index subject to sector constraints to ensure diversification. These constraints limit the target sector weights at each rebalance to a minimum of 5% and a maximum of 20% in the Underlying Index. As a result of this process, there will be higher allocations within the Underlying Index to those sectors with lower historical volatility or those sectors that are expected to lower
March 1, 2019  |  71

JPMorgan U.S. Minimum Volatility ETF (continued)
portfolio risk. The process also seeks to avoid overconcentration to any sector. The Underlying Index is diversified across the following sectors: financials, technology, consumer services, health care, industrials, consumer goods, energy, materials, tele-communication and utilities. Within each sector, stocks are selected and weighted to both reduce portfolio volatility and to avoid large weightings in single securities. The Fund’s securities are large- and mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. As of January 31, 2019, there were 219 companies represented in the Underlying Index and the market capitalizations of those companies ranged from $2.83 billion to $817.34 billion. The number of components and the market capitalizations of the companies are subject to change over time.

Volatility is measured based on the variability of returns of both sectors and individual securities. For sectors, the volatility of returns is considered over a three-year period. For individual securities, the volatility of returns is considered over a two-year period.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when a Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Volatility Risk. Although the Underlying Index follows a rules-based process designed to result in an index with less volatility than the Russell 1000 Index, there is no guarantee that the rules-based process will be successful in lowering volatility or that the Fund’s strategy to follow the Underlying Index will be successful. Both the Underlying Index and the Fund may experience volatility. Securities in the Underlying Index and the Fund’s portfolio may be subject to price volatility, and the prices may not be any less volatile than the market as a whole, and could

72  |   J.P. Morgan Exchange-Traded Funds

be more volatile. In addition, there may be periods when equity securities with lower volatility are out of favor and therefore, during such periods, the performance of the Fund may suffer.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Benchmark Administrator for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of the Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more
March 1, 2019  |  73

JPMorgan U.S. Minimum Volatility ETF (continued)
susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan US Minimum Volatility Index and Russell 1000 Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	3rd quarter, 2018	6.78%
Worst Quarter	4th quarter, 2018	-7.96%
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 11/08/2017)
SHARES
Return Before Taxes	-0.90%	2.20%
Return After Taxes on Distributions	-1.48	1.51
Return After Taxes on Distributions and Sale of Fund Shares	-0.16	1.58
JP MORGAN US MINIMUM VOLATILITY INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-0.76	2.37
RUSSELL 1000 INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-4.78	-1.30
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Jonathan Msika	2017	Vice President
Joe Staines	2017	Vice President
Yegang (Steven) Wu	2017	Analyst
Aijaz Hussain	2017	Analyst
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

74  |   J.P. Morgan Exchange-Traded Funds

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
March 1, 2019  |  75

JPMorgan U.S. Momentum Factor ETF
Ticker: JMOM
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Other Expenses[1]	0.50
Total Annual Fund Operating Expenses	0.73
Fee Waivers and/or Expense Reimbursements[2]	(0.61)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.12
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.12% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	12	39	214	724
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (November 8, 2017 through October 31, 2018), the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of U.S. equity securities selected to represent positive momentum factor characteristics. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 1000 Index, a larger Russell Index, which is comprised of large- and mid-cap equity securities of companies located in the United States. The rules-based proprietary selection process utilizes a momentum factor to identify companies that have had better recent performance compared to other securities. The Underlying Index is diversified across the following sectors on a market capitalization weighted basis: financials, technology, consumer services, health care, industrials, consumer goods, energy, materials, telecommunication and utilities. Within each sector, individual equity securities are also weighted to ensure diversification. The Fund’s securities are large- and mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. As of January 31, 2019, there were 276 companies represented in the Underlying Index and the market capitalizations of those companies ranged from $1.99
76  |   J.P. Morgan Exchange-Traded Funds

billion to $817.34 billion. The number of components and the market capitalizations of the companies are subject to change over time.
UNDERLYING INDEX CHARACTERISTIC
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when a Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Momentum Investing Risk. The Underlying Index follows a rules-based process designed to result in an index which identifies securities with positive momentum characteristics. The Fund is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer during such period.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings
March 1, 2019  |  77

JPMorgan U.S. Momentum Factor ETF (continued)
to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Benchmark Administrator for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of the Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.

78  |   J.P. Morgan Exchange-Traded Funds

Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, [especially those of smaller, less-seasoned companies,] tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan US Momentum Factor Index and Russell 1000 Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	3rd quarter, 2018	7.13%
Worst Quarter	4th quarter, 2018	-15.83%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 11/08/2017)
SHARES
Return Before Taxes	-5.05%	-2.17%
Return After Taxes on Distributions	-5.33	-2.54
Return After Taxes on Distributions and Sale of Fund Shares	-2.75	-1.67
JP MORGAN US MOMENTUM FACTOR INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-4.86	-1.97
RUSSELL 1000 INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-4.78	-1.30
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Jonathan Msika	2017	Vice President
Joe Staines	2017	Vice President
Yegang (Steven) Wu	2017	Analyst
Aijaz Hussain	2017	Analyst
March 1, 2019  |  79

JPMorgan U.S. Momentum Factor ETF (continued)
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-
advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

80  |   J.P. Morgan Exchange-Traded Funds

JPMorgan U.S. Quality Factor ETF
Ticker: JQUA
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Other Expenses[1]	0.50
Total Annual Fund Operating Expenses	0.73
Fee Waivers and/or Expense Reimbursements[2]	(0.61)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.12
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.12% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	12	39	214	724
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (November 8, 2017 through October 31, 2018), the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of U.S. equity securities selected to represent quality factor characteristics. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 1000 Index, a larger Russell Index, which is comprised of large- and mid-cap equity securities of companies located in the United States. The rules-based proprietary selection process utilizes a quality factor to identify higher quality companies as measured by profitability, quality of earnings, and solvency. The Underlying Index is diversified across the following sectors on a market capitalization weighted basis: financials, technology, consumer services, health care, industrials, consumer goods, energy, materials, telecommunication and utilities. Within each sector, individual equity securities are also weighted to ensure diversification. The Fund’s securities are large- and mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. As of January 31, 2019 there were 223 companies represented in the Underlying Index and the market capitalizations of those companies ranged from $2.34 billion to $817.34 billion. The number of components and the market capitalizations of the companies are subject to change over time.
March 1, 2019  |  81

JPMorgan U.S. Quality Factor ETF (continued)
UNDERLYING INDEX CHARACTERISTIC
Quality – Targets equity securities with higher quality characteristics relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when a Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Risk of Investing in Quality Companies. The Underlying Index follows a rules-based process designed to identify quality companies, but the Fund will be subject to the risk that the securities that have previously been identified with quality characteristics may not continue to be quality companies and that the returns of such securities may be less than returns on other styles of investing. In addition, there may be periods when the quality style of investing is out of favor and therefore, the performance of the Fund may suffer.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing

82  |   J.P. Morgan Exchange-Traded Funds

differences and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Benchmark Administrator for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of the Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value
March 1, 2019  |  83

JPMorgan U.S. Quality Factor ETF (continued)
of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, [especially those of smaller, less-seasoned companies,] tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan US Quality Factor Index and Russell 1000 Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	3rd quarter, 2018	7.88%
Worst Quarter	4th quarter, 2018	-11.49%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 11/08/2017)
SHARES
Return Before Taxes	-1.91%	1.81%
Return After Taxes on Distributions	-2.41	1.19
Return After Taxes on Distributions and Sale of Fund Shares	-0.82	1.29
JP MORGAN US QUALITY FACTOR INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-1.60	2.10
RUSSELL 1000 INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-4.78	-1.30
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Jonathan Msika	2017	Vice President
Joe Staines	2017	Vice President
Yegang (Steven) Wu	2017	Analyst
Aijaz Hussain	2017	Analyst

84  |   J.P. Morgan Exchange-Traded Funds

Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-
advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
March 1, 2019  |  85

JPMorgan U.S. Value Factor ETF
Ticker: JVAL
What is the goal of the Fund?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Value Factor Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.23%
Other Expenses[1]	0.51
Total Annual Fund Operating Expenses	0.74
Fee Waivers and/or Expense Reimbursements[2]	(0.62)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.12
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.12% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	12	39	217	733
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (November 8, 2017 through October 31, 2018), the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Value Factor Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of U.S. equity securities selected to represent value factor characteristics. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 1000 Index, a larger Russell Index, which is comprised of large- and mid-cap equity securities of companies located in the United States. The rules-based proprietary selection process utilizes a relative valuation factor to identify companies with attractive valuations. The Underlying Index is not currently focused on any particular sector and is diversified across the following sectors on a market capitalization weighted basis: financials, technology, consumer services, health care, industrials, consumer goods, energy, materials, telecommunication and utilities. Within each sector, individual equity securities are also weighted to ensure diversification. The Fund’s securities are large- and mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. As of January 31, 2019, there were 286 companies represented in the Underlying Index and the market capitalizations of those companies ranged from $1.43 billion to $817.34 billion. The number of components and the market capitalizations of the companies are subject to change over time.
86   |  J.P. Morgan Exchange-Traded Funds

UNDERLYING INDEX CHARACTERISTIC
Value — Targets equity securities with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
The Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of the Underlying Index. The adviser expects that, over time, the correlation between the Fund’s performance before fees and expenses and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, the Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear over-valued.
The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable to purchase or hold all of, or only, the constituent securities in their respective weightings in the Underlying Index. In these circumstances, the Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent the Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Even when the Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. The Fund’s portfolio will be rebalanced quarterly in accordance with the quarterly rebalancing of the Underlying Index.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
The Fund’s Main Investment Risks

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), market price, performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries included in the Underlying Index or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Value Investing Risk. The Underlying Index follows a rules-based process designed to identify companies attractive on a relative valuation basis, but the Fund will be subject to the risk that the securities that have previously been identified with strong valuation characteristics may not continue to be good values and that the returns of such securities may be less than returns on other styles of investing. In addition, there may be periods when value investing is out of favor and therefore, during such periods, the performance of the Fund may suffer.
Index Related Risk. The Fund’s return may not track the return of the Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the Fund’s return may differ from the return of the Underlying Index as a result of, among other things, pricing
March 1, 2019  |  87

JPMorgan U.S. Value Factor ETF (continued)
differences between the valuation of securities in the Underlying Index and in the Fund’s NAV and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Benchmark Administrator for some period of time, which may have an adverse impact on the Fund and its shareholders.
The risk that the Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The Fund will not take defensive positions under any market conditions, including in declining markets.
Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Certain derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.
Mid-Cap Company Risk. The Fund’s risks increase as it invests more heavily in mid-cap companies. Investments in mid-cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Underlying Index and the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and the Fund increase the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value

88  |   J.P. Morgan Exchange-Traded Funds

of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, [especially those of smaller, less-seasoned companies,] tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the JP Morgan US Value Factor Index and Russell 1000 Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	3rd quarter, 2018	6.06%
Worst Quarter	4th quarter, 2018	-13.02%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 11/08/2017)
SHARES
Return Before Taxes	-8.58%	-3.88%
Return After Taxes on Distributions	-9.14	-4.55
Return After Taxes on Distributions and Sale of Fund Shares	-4.70	-3.01
JP MORGAN US VALUE FACTOR INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-8.24	-3.44
RUSSELL 1000 INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-4.78	-1.30
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Jonathan Msika	2017	Vice President
Joe Staines	2017	Vice President
Yegang (Steven) Wu	2017	Analyst
Aijaz Hussain	2017	Analyst
March 1, 2019  |  89

JPMorgan U.S. Value Factor ETF (continued)
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-
advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

90  |   J.P. Morgan Exchange-Traded Funds

More About the Funds
Additional Information About the Funds’ Investment Strategies
Main Investment Strategies
Each Fund, using a “passive” or indexing investment approach, attempts to closely correspond to the performance of its respective Underlying Index. Each Underlying Index is a financial calculation based on a group of financial instruments that is not an investment product and cannot be purchased directly like the Fund. The adviser expects that, over time, the correlation between each Fund’s performance before fees and expenses and that of its Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation. Unlike many investment companies, each Fund does not seek to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.
Each Fund’s (except Europe Currency Hedged ETF and International Currency Hedged ETF) intention is to replicate the constituent securities of its respective Underlying Index as closely as possible. “Replication” is a passive indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as the underlying index. However, under various circumstances, it may not be possible or practicable for a Fund to purchase or hold all of, or only, the constituent securities in their respective weightings in the Fund’s Underlying Index. In these circumstances, a Fund may utilize a “representative sampling” strategy whereby securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities. To the extent a Fund uses a representative sampling strategy, it would hold a significant number of the constituent securities of its Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Europe Currency Hedged ETF and International Currency Hedged ETF normally use representative sampling as described below. Even when a Fund is utilizing representative sampling, it must invest at least 80% of its Assets in securities included in the Underlying Index. Each Fund’s portfolio will be rebalanced in accordance with the rebalancing of its Underlying Index.
To the extent that the securities in a Fund’s (and an Underlying Fund’s) Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries.
BetaBuilders Canada ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is a free float adjusted market capitalization weighted index which consists of stocks traded primarily on the Toronto Stock Exchange. The Underlying Index targets 85% of those stocks by market capitalization, and primarily includes large- and mid-cap companies, although small capitalization companies may be included. Components of the Underlying Index are allocated across various sectors, including the financials and energy sectors. The components of the Underlying Index and the sectors represented are likely to change over time. For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $1.30 billion to $109.74 billion and the Underlying Index included 98 securities. All listed securities are generally eligible for inclusion in the Underlying Index.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund may invest up to 20% of its assets in exchange-traded futures and currency forward contracts to seek performance that corresponds to the Underlying Index.
BetaBuilders Developed Asia ex-Japan ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is a free float adjusted market capitalization-weighted index which consists of equity securities from developed Asia-Pacific countries or regions other than Japan, including: Australia, Hong Kong, New Zealand, and Singapore. The Underlying Index targets 85% of the stocks traded on the primary exchanges in each country or region by market capitalization, and primarily includes large- and mid-cap companies, although small capitalization companies may be included. Components of the Underlying Index are allocated across various sectors, including the financials sector. The components of the Underlying Index and the countries and sectors represented are likely to change over time. For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $453.71 million to $108.51 billion and the Underlying Index included 169 securities. The

March 1, 2019  |  91

More About the Funds (continued)
securities must trade on one of the major exchanges in the included countries. All listed securities are generally eligible for inclusion in the Underlying Index.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund may invest up to 20% of its assets in exchange-traded futures and currency forward contracts to seek performance that corresponds to the Underlying Index.
BetaBuilders Europe ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is a free float adjusted market capitalization-weighted index which consists of equity securities from developed European countries or regions, including: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index targets 85% of the stocks by market cap, and primarily includes large- and mid-capitalization companies, although small capitalization companies may be included. Components of the Underlying Index are allocated across various sectors. The components of the Underlying Index and the countries and sectors represented are likely to change over time. For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $148.42 million to $266.87 billion and the Underlying Index included 543 securities. The securities must trade on one of the major exchanges in the included countries. All listed securities are generally eligible for inclusion in the Underlying Index.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund may invest up to 20% of its assets in exchange-traded futures and currency forward contracts to seek performance that corresponds to the Underlying Index.
BetaBuilders Japan ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is a free float adjusted market capitalization weighted index which consists of stocks traded primarily on the Tokyo Stock Exchange or the Nagoya Stock Exchange. The Underlying Index targets 85% of those stocks by market capitalization, and primarily includes large- and mid-cap companies, although small capitalization companies may be included. Components of the Underlying Index are allocated across various sectors, including the industrials sector. The components of the Underlying Index and the sectors represented are likely to change over time. For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $606.82 million to $164.11 billion and the Underlying Index included 383 securities. All listed securities are generally eligible for inclusion in the Underlying Index.

Beta is a measure of the volatility of a security or a portfolio relative to a market benchmark. The term “BetaBuilders” in the Fund’s name conveys the intended outcome of providing investors with passive exposure and return that generally correspond to a market cap weighted benchmark. The Fund, along with other JPMorgan BetaBuilders Funds, can be used to help an investor build a portfolio of passive exposure to various markets.
The Fund may invest up to 20% of its assets in exchange-traded futures and currency forward contracts to seek performance that corresponds to the Underlying Index.
Emerging Markets Equity ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of JP Morgan Diversified Factor Emerging Markets Equity Index (the Underlying Index). The Fund will invest at least 80% of Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of equity securities from emerging markets selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator,

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administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the FTSE Emerging Index, a larger FTSE index, which is comprised of large- and mid-cap equity securities from advanced and secondary emerging markets, classified in accordance with the Index Provider’s transparent Country Classification Review Process. Through diversification, the Underlying Index is designed to more evenly distribute risk to minimize risk concentrations in regions and super-sectors. In the Underlying Index, weightings to regions and super-sectors are adjusted based on their historical volatility to diversify their contribution to the overall risk of the portfolio. The Underlying Index is diversified across certain countries in the following regions: Latin America, Europe/Middle East/Africa, China/India/ Pakistan, North Asia and Southeast Asia, and across the following super-sectors: commodities, financials, consumer, defensives and industrials. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum and quality. The emerging market countries included in the Underlying Index are currently in the following regions:
•	Southeast Asia — Indonesia, Malaysia, Philippines, Thailand
•	North Asia — Taiwan
•	China/India/Pakistan
•	Europe/Middle East/Africa — Czech Republic, Egypt, Greece, Hungary, Kuwait, Qatar, Russia, Saudi Arabia (beginning in March 2019 when the country is included in the index), South Africa, Turkey, United Arab Emirates
•	Latin America — Brazil, Chile, Colombia, Mexico, Peru
These countries may change from time to time. The Fund’s securities are large- and mid-cap equity securities of companies from emerging markets, including common stock, depositary receipts, preferred stock and REITs. For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $292.78 million to $215.48 billion.
UNDERLYING INDEX CHARACTERISTICS
Valuation — Targets equity securities with attractive prices relative to their fundamental characteristics
Momentum — Targets equity securities which have high recent risk-adjusted returns
Quality — Targets companies that exhibit financial stability based on high return on equity and low volatility of price returns
The Fund may invest up to 20% of its assets in exchange-traded futures contracts to seek performance that corresponds to the Underlying Index, particularly in emerging markets where it is otherwise difficult to gain access.
Europe Currency Hedged ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Europe Currency Hedged (USD) Index (the Underlying Index). The Underlying Index has been developed to represent European stock performance, with the foreign currency risk of the securities included in the Underlying Index hedged against the U.S. dollar on a monthly basis. The Underlying Index is comprised of equity securities across developed Europe selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the FTSE Developed Europe Index, a broader FTSE index, which is comprised of large- and mid-cap equity securities in developed European markets. Through diversification, the Underlying Index is designed to more evenly distribute risk across sectors and individual securities. In the Underlying Index, weightings to sectors are adjusted based on their historical volatility to attempt to balance risk across sectors in the overall portfolio. The Underlying Index is diversified across the following sectors: basic materials, consumer goods, consumer services, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The Underlying Index may include companies in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Countries in the Underlying Index may change from time to time. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum, and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $1.63 billion to $261.71 billion. The Fund principally invests in the JPMorgan Diversified Return Europe Equity ETF (the Underlying Fund) and forward foreign currency contracts. The equity positions in both the Underlying Index and the Underlying Fund are rebalanced quarterly.
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More About the Funds (continued)
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk.
Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the Underlying Fund, which is a passive fund investing in the same securities held in the Underlying Index, but the Underlying Fund does not include the currency hedge component. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index (including indirect investments through the Underlying Fund). For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund will invest in European equity securities (including through the Underlying Fund) and foreign currency forward contracts (both deliverable and non-deliverable) designed to hedge against non-U.S. currency fluctuations, and may invest in depositary receipts representing securities included in the Underlying Index (including through the Underlying Fund). “Assets” means net assets, plus the amount of borrowing for investment purposes.
The adviser uses a “representative sampling” index strategy to manage the Fund. In representative sampling, securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities, but the Fund does not hold all the constituent securities. It allows the Fund to hold a significant number of the constituent securities of its Underlying Index (through the Underlying Fund), but the Fund may not track its Underlying Index with the same degree of accuracy as would an investment vehicle replicating the Underlying Index.
The Underlying Index applies a one month forward rate to the total value of the non-U.S. dollar denominated securities included in the Underlying Index to effectively create a “hedge” against fluctuations in the relative value of the currencies represented in the Underlying Index in relation to the U.S. dollar. The hedge is reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies represented in the Underlying Index are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the currencies represented in the Underlying Index are rising relative to the U.S. dollar.
In order to attempt to track the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts which may include both physically settled forward contracts and NDFs. These contracts are designed to offset the Fund’s exposure to the currencies represented in the Underlying Index. Consistent with the Underlying Index, the “hedging component” for the Fund will be reset on a monthly basis. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. The Fund may use NDFs to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other. The Fund’s exposure to foreign currency forward contracts and NDFs is based on the aggregate exposure of the Fund to the currencies represented in the Underlying Index.
Due to fluctuation in asset values, the currency hedge, which is set at the beginning of the month, will not be fully replicated during the month. As a result, the Fund may hold up to 20% of its Assets in cash or short-term investments, such as shares of a JPMorgan money market fund, if Shares are created during the month.
Europe Equity ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Europe Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of equity securities across developed Europe selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected from the constituents of the FTSE Developed Europe Index, a broader FTSE index, which is comprised of large- and mid-cap equity securities in developed European markets. Through diversification, the Underlying Index is designed to more evenly distribute risk across sectors and individual securities. In the Underlying Index, weightings to sectors are adjusted based on their historical volatility to attempt to balance risk across sectors in the overall portfolio. The Underlying Index is diversified across the following sectors: basic materials, consumer goods, consumer services, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. Specifically, the Underlying Index may include companies in the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Poland, Portugal, Spain, Sweden,

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Switzerland and the United Kingdom. Countries in the Underlying Index may change from time to time. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum, and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. The Fund’s securities are large- and mid-cap equity securities of companies from developed European countries, including common stock and preferred stock. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $1.63 billion to $261.71 billion. For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund may invest up to 20% of its assets in exchange-traded futures and currency forward contracts to seek performance that corresponds to the Underlying Index, but not for hedging currency.
Global Equity ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor Global Developed Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of equity securities across developed global markets selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the FTSE Developed Index, a broader FTSE index, which is comprised of large- and mid-cap equity securi-
ties in developed markets. Through diversification, the Underlying Index is designed to more evenly distribute risk across regions, sectors and individual securities. In the Underlying Index, weightings to regions and sectors are adjusted based on their historical volatility to attempt to balance risk across regions and sectors in the overall portfolio. The Underlying Index is diversified across certain countries in the following regions: Europe, Japan, Pacific ex Japan and North America, and across the following sectors: basic materials, consumer goods, consumer services, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum and quality. The Underlying Index will include companies in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Korea, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, the United States and in Hong Kong. These countries may change from time to time. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. The Fund’s securities are large- and mid-cap equity securities of companies from developed countries, including common stock and preferred stock. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $676.47 million to $353.08 billion. For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their region and/or sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their region and/or sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their region and/or sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund may invest up to 20% of its assets in exchange-traded futures and currency forward contracts to seek performance that corresponds to the Underlying Index.
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International Currency Hedged ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Currency Hedged (USD) Index (the Underlying Index). The Underlying Index has been developed to represent international stock performance with the foreign currency risk of the securities included in the Underlying Index hedged against the U.S. dollar on a monthly basis. The Underlying Index is comprised of equity securities across developed global markets (excluding North America) selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the FTSE Developed ex North America Index, a broader FTSE index, which is comprised of large- and mid-cap equity securities in developed markets outside of North America. Through diversification, the Underlying Index is designed to more evenly distribute risk across regions, sectors and individual securities. In the Underlying Index, weightings to regions and sectors are adjusted based on their historical volatility to attempt to balance risk across regions and sectors with respect to the overall portfolio. The Underlying Index is diversified across certain countries in the following countries and/or regions: United Kingdom, Europe ex United Kingdom, Japan, Pacific ex Japan, and across the following sectors: basic materials, consumer goods, consumer services, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The Underlying Index may include companies in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Korea, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom and in Hong Kong. Countries in the Underlying Index may change from time to time. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum, and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $676.47 million to $248.13 billion. The Fund principally invests in the Underlying Fund and forward foreign currency contracts. The equity positions in both the Underlying Index and the Underlying Fund are rebalanced quarterly.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their region and/or sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their region and/or sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their region and/or sector peers as measured by profitability, earnings quality and solvency/financial risk.
Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the Underlying Fund, which is a passive fund investing in the same securities held in the Underlying Index, but the Underlying Fund does not include the currency hedge component. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index (including indirect investments through the Underlying Fund). For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund will invest in equity securities (including through the Underlying Fund) and foreign currency forward contracts (both deliverable and non-deliverable) designed to hedge against non-U.S. currency fluctuations and may invest in depositary receipts representing securities included in the Underlying Index (including through the Underlying Fund). “Assets” means net assets, plus the amount of borrowing for investment purposes.
The adviser uses a “representative sampling” index strategy to manage the Fund. In representative sampling, securities are chosen in order to attempt to approximate the investment characteristics of the constituent securities, but the Fund does not hold all the constituent securities. It allows the Fund to hold a significant number of the constituent securities of its Underlying Index (through the Underlying Fund), but the Fund may not track its Underlying Index with the same degree of accuracy as would an investment vehicle replicating the Underlying Index.
The Underlying Index applies a one month forward rate to the total value of the non-U.S. dollar denominated securities included in the Underlying Index to effectively create a “hedge” against fluctuations in the relative value of the currencies represented in the Underlying Index in relation to the U.S. dollar. The hedge is reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies represented in the Underlying Index are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an

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equivalent unhedged investment when the currencies represented in the Underlying Index are rising relative to the U.S. dollar.
In order to attempt to track the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts which may include both physically settled forward contracts and NDFs. These contracts are designed to offset the Fund’s exposure to the currencies represented in the Underlying Index. Consistent with the Underlying Index, the “hedging component” for the Fund will be reset on a monthly basis. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. The Fund may also use NDFs to execute its hedging transactions. An NDF is a contract where there is no physical settlement of two currencies at maturity. Rather, based on the movement of the currencies, a net cash settlement will be made by one party to the other. The Fund’s exposure to foreign currency forward contracts and NDFs is based on the aggregate exposure of the Fund to the currencies represented in the Underlying Index.
Due to fluctuation in asset values, the currency hedge, which is set at the beginning of the month, will not be fully replicated during the month. As a result, the Fund may hold up to 20% of its Assets in cash or short-term investments, such as shares of a JPMorgan money market fund, if Shares are created during the month.
International Equity ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor International Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of equity securities across developed global markets (excluding North America) selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the FTSE Developed ex North America Index, a broader FTSE index, which is comprised of large- and mid-cap equity securities in developed markets outside of North America. Through diversification, the Underlying Index is designed to more evenly distribute risk across regions, sectors and individual securities. In the Underlying Index, weightings to regions and sectors are adjusted based on their historical volatility to attempt to balance risk across regions and sectors in the overall portfolio. The Underlying Index is diversified across certain countries in the following countries and/or regions: United Kingdom, Europe ex United
Kingdom, Japan, Pacific ex Japan, and across the following sectors: basic materials, consumer services, consumer goods, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum and quality. The Underlying Index will include companies in the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Korea, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and in Hong Kong. These countries may change from time to time. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. The Fund’s securities are large- and mid-cap equity securities of companies from developed countries, including common stock and preferred stock. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $676.47 million to $248.13 billion. For purposes of investing at least 80% of its Assets in securities included in the Underlying Index, the Fund may invest in depositary receipts representing securities included in the Underlying Index.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their region and/or sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their region and/or sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their region and/or sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund may invest up to 20% of its assets in exchange-traded futures and currency forward contracts to seek performance that corresponds to the Underlying Index.
U.S. Equity ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of U.S. equity securities selected to represent a diversified set of factor characteristics, as described
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More About the Funds (continued)
below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 1000 Index, a broader Russell index, which is comprised of large- and mid-cap equity securities in the United States. Through diversification, the Underlying Index is designed to more evenly distribute risk across sectors and individual securities. In the Underlying Index, weightings to sectors are adjusted based on their historical volatility to attempt to balance risk across sectors in the overall portfolio. The Underlying Index is diversified across the following sectors: basic materials, consumer services, consumer goods, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum, and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. The Fund’s securities are large- and mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $1.43 billion to $817.34 billion.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
U.S. Mid Cap Equity ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Mid Cap Equity Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes.
The Underlying Index is comprised of U.S. equity securities selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell Midcap Index, a broader Russell index, which is comprised of mid-cap equity securities in the United States. Through diversification, the Underlying Index is designed to more evenly distribute risk across sectors and individual securities. In the Underlying Index, weightings to sectors are adjusted based on their historical volatility to attempt to balance risk across sectors in the overall portfolio. The Underlying Index is diversified across the following sectors: basic materials, consumer services, consumer goods, financials, health care, industrials, oil & gas, technology, telecommunications and utilities. The rules based proprietary multi-factor selection process utilizes the following characteristics: value, momentum, and quality. The Underlying Index is designed so that each of the individual characteristics is given equal input in security selection. Over time, the factors will have varying degrees of influence on the performance of the Underlying Index. The Fund’s securities are mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. As of January 31, 2019, the market capitalizations of the companies in the Underlying Index ranged from $553.73 million to $36.91 billion.
UNDERLYING INDEX CHARACTERISTICS
Value — Targets equity securities with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
Momentum – A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
Quality – Targets equity securities with higher quality characteristics relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
U.S. Small Cap Equity ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan Diversified Factor US Small Cap Equity Index (the Underlying Index). An index is a financial calculation based on a group of

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financial instruments that is not an investment product and cannot be purchased directly like the Fund. The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of U.S. equity securities selected to represent a diversified set of factor characteristics, as described below. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 2000 Index, a larger Russell index, which is comprised of small cap equity securities in the United States. The rules based proprietary multi-factor selection process utilizes the following characteristics: relative valuation, momentum and quality. The Underlying Index is not currently focused on any particular sector and is diversified across sectors: financials, technology, consumer services, healthcare, industrials, consumer goods, energy/materials and telecommunication/utilities. The Fund’s securities are small cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. As of January 31, 2018, the market capitalizations of the companies in the Underlying Index ranged from $23.11 million to $12.13 billion. The components of the Underlying Index, and the degree to which these components represent certain sectors, may change over time.
UNDERLYING INDEX CHARACTERISTICS
Relative Valuation — Seeks to avoid equity securities that are expensive relative to their fundamental characteristics
Momentum — Seeks to avoid equity securities which have low recent risk-adjusted returns
Quality — Seeks to avoid equity securities with poor return on equity
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
U.S. Dividend ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Dividend Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of higher yielding U.S. equity securities. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 1000 Index, a larger Russell Index, which is comprised of large- and mid-cap equity securities of companies located in the United States. Based on its rules-based selection process, the Underlying Index is designed to provide exposure to the highest dividend yielding sectors on a risk adjusted basis, meaning that the index will establish sector weights by considering both the yield of the sector and the relative volatility of sector returns. As a result, certain sectors may be overweighted within the Underlying Index because they include higher dividend yielding companies. The Underlying Index and the Fund are diversified across the following sectors: financials, technology, consumer services, health care, industrials, consumer goods, energy, materials, telecommunication and utilities. The Underlying Index will identify U.S. equity securities within each sector that have a high dividend yield over a rolling twelve month period. Within each sector, individual equity securities are also weighted to diversify risk. The Fund’s securities are large- and mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. As of January 31, 2019, there were 205 companies represented in the Underlying Index and the market capitalizations of those companies ranged from $553.73 million to $817.34 billion. The number of components and the market capitalizations of the companies are subject to change over time.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
U.S. Minimum Volatility ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Minimum Volatility Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index measures the performance of U.S. equity securities selected using a rules-based process that is designed so the Underlying Index targets lower volatility than the Russell 1000 Index. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 1000 Index, a larger Russell Index, which is comprised of large- and mid-cap equity securities of companies located in the United States. The Underlying Index is designed to distribute risk among sectors and stocks in order to seek to minimize the overall portfolio volatility based upon the parameters of the rules-based process. Specifically, sector weightings in the Underlying Index are adjusted based on their historical volatility and correlation of the returns among sectors over the last three years. Based
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on the riskiness and correlations of the sector returns, the optimization process aims to determine the optimal sector allocation to minimize the volatility in the Underlying Index subject to sector constraints to ensure diversification. These constraints limit the target sector weights at each rebalance to a minimum of 5% and a maximum of 20% in the Underlying Index. As a result of this process, there will be higher allocations within the Underlying Index to those sectors with lower historical volatility or those sectors that are expected to lower portfolio risk. The process also seeks to avoid over-concentration to any sector. The Underlying Index is diversified across the following sectors: financials, technology, consumer services, health care, industrials, consumer goods, energy, materials, telecommunication and utilities. Within each sector, stocks are selected and weighted to both reduce portfolio volatility and to avoid high concentrations in single securities. The Fund’s securities are large- and mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. As of January 31, 2019, there were 219 companies represented in the Underlying Index and the market capitalizations of those companies ranged from $2.83 billion to $817.34 billion. The number of components and the market capitalizations of the companies are subject to change over time.

Volatility is measured based on the variability of returns of both sectors and individuals securities. For sectors, the volatility of returns is considered over a three-year period. For individual securities, the volatility of returns is considered over a two-year period.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
U.S. Momentum Factor ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Momentum Factor Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of U.S. equity securities selected to represent positive momentum factor characteristics. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 1000 Index, a larger Russell Index, which is comprised of large-and mid-cap equity securities of companies located in the United States. The rules-based proprietary selection process utilizes a momentum factor to identify companies that have had better recent performance compared to other securities. The Underlying Index is diversified across the following sectors on a market capitalization weighted basis: financials, technology, consumer services, health care, industrials, consumer goods, energy, materials telecommunication, and utilities. Within each sector, individual equity securities are also weighted to ensure diversification. The Fund’s securities are large- and mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. As of January 31, 2019, there were 276 companies represented in the Underlying Index and the market capitalizations of those companies ranged from $1.99 billion to $817.34 billion. The number of components and the market capitalizations of the companies are subject to change over time.
UNDERLYING INDEX CHARACTERISTIC
Momentum — A tendency that stocks that are rising in price tend to continue to rise, while those that are falling tend to continue to fall. Targets equity securities which have higher risk-adjusted returns relative to those of their sector peers over a twelve month period. The twelve month returns are divided by the twelve month volatility of the returns to get the risk-adjusted returns.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
U.S. Quality Factor ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Quality Factor Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of U.S. equity securities selected to represent quality factor characteristics. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 1000 Index, a larger Russell Index, which is comprised of large- and mid-cap equity securities of companies located in the United States. The rules-based proprietary selection process utilizes a quality factor to identify higher quality companies as measured by profitability, quality of earnings, and solvency. The Underlying Index is diversified across the following sectors on a market capitalization weighted basis: financials, technology, consumer services, health care, industrials, consumer goods, energy, materials, telecommunication and utilities. Within each sector, individual equity securities are also weighted to ensure

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diversification. The Fund’s securities are large- and mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time. As of January 31, 2019, there were 223 companies represented in the Underlying Index and the market capitalizations of those companies ranged from $2.34 billion to $817.34 billion. The number of components and the market capitalizations of the companies are subject to change over time.
UNDERLYING INDEX CHARACTERISTIC
Quality — Targets equity securities with higher quality characteristics relative to their sector peers as measured by profitability, earnings quality and solvency/financial risk.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
U.S. Value Factor ETF
The Fund seeks investment results that closely correspond, before fees and expenses, to the performance of the JP Morgan US Value Factor Index (the Underlying Index). The Fund will invest at least 80% of its Assets in securities included in the Underlying Index. “Assets” means net assets, plus the amount of borrowing for investment purposes. The Underlying Index is comprised of U.S. equity securities selected to represent value factor characteristics. The Fund’s adviser is a sponsor of the Underlying Index and developed the proprietary factors on which the Underlying Index is based. FTSE International Limited, the Benchmark Administrator, administers, calculates and governs the Underlying Index. Holdings in the Underlying Index are selected primarily from the constituents of the Russell 1000 Index, a larger Russell Index, which is comprised of large- and mid-cap equity securities of companies located in the United States. The rules-based proprietary selection process utilizes a relative valuation factor to identify companies with attractive valuations. The Underlying Index is not currently focused on any particular sector and is diversified across the following sectors on a market capitalization weighted basis: financials, technology, consumer services, healthcare, industrials, consumer goods, energy, materials, telecommunication and utilities. Within each sector, individual equity securities are also weighted to ensure diversification. The Fund’s securities are large- and mid-cap equity securities of U.S. companies, including common stock, preferred stock and real estate investment trusts. The components of the Underlying Index, and the degree to which these components represent certain sectors, may change over time. As of January 31, 2019, there were 286 companies represented in the Underlying Index and the market capitalizations of those companies ranged from $1.43 billion to
$817.34 billion. The number of components and the market capitalizations of the companies are subject to change over time.
UNDERLYING INDEX CHARACTERISTIC
Relative Valuation — Targets equity securities with attractive prices relative to their sector peers based on fundamental characteristics of book yield, earnings yield, dividend yield and cash flow yield.
The Fund may invest up to 20% of its assets in exchange-traded futures to seek performance that corresponds to the Underlying Index.
U.S. Equity ETF, U.S. Mid Cap Equity ETF, U.S. Small Cap Equity ETF, U.S. Dividend ETF, U.S. Minimum Volatility ETF, U.S. Momentum Factor ETF, U.S. Quality Factor ETF and U.S. Value Factor ETF (U.S. Funds)
For the purposes of selection of securities for inclusion in the Underlying Index (and thus the Fund), an issuer of a security will be deemed to be located in the United States if: (i) the issuer is organized under the laws of the United States, (ii) the issuer is headquartered in the United States, or (iii) the most liquid exchange for the security is in the United States as defined by the rules of the Underlying Index.
Additional Investment Strategies
In addition to purchasing the securities that are included in its Underlying Index or described above, the Funds may also utilize the following:
•	Other equity securities, including U.S. or foreign equity securities (only U.S. securities for the U.S. Funds) which are not included in the Underlying Index. The foreign securities may be in the form of depositary receipts.
•	Derivatives, including futures and forward foreign currency contracts, for the efficient management of cash flows.
The Emerging Markets Equity ETF may invest in other ETFs to seek performance that corresponds to the underlying Index particularly in markets where it is otherwise difficult to gain access. ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Ordinarily, the Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets.
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The Funds will not invest in money market instruments as a part of a temporary defensive position to protect against potential stock market decline, but may purchase affiliated money market funds for the efficient management of cash flows.
The frequency with which a Fund buys and sells securities will vary from year to year, depending on the composition of the Underlying Index.
Each Fund has adopted a policy that requires the Funds to provide shareholders with at least 60 days notice prior to any change in its policy to invest at least 80% of its assets in securities included in its Underlying Index. The Board of Trustees of the Trust may change each Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.
NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of each Fund. Each Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding Shares of the Fund.
Securities Lending. (for each Fund except Europe Currency Hedged ETF and International Currency Hedged ETF) Each Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers in exchange for cash collateral. A Fund may invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on a Fund’s investment in such money market funds. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1⁄3% of the value of total assets of a Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding a Fund’s investments described elsewhere in this prospectus.
Investment Risks
There can be no assurance that the Funds will achieve their investment objectives.
The main risks associated with investing in each Fund are summarized in “Risk/Return Summary” for that Fund at the front of this prospectus. Each risk applies to each Fund unless otherwise indicated. More detailed descriptions of certain of the main risks and additional risks of the Funds are described below.
Each Fund also may use other non-principal strategies that are not described herein, but which are described in the Statement of Additional Information.

An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you.
Each Fund is subject to the risks noted below, any of which may adversely affect a Fund’s NAV, market price, performance and ability to meet its investment objective.
Main Risks
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in a Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Foreign Securities and Emerging Markets Risks. (for each Fund except the U.S. Funds) Because a Fund (or the Underlying Fund) invests in foreign securities, it is subject to special risks in addition to those applicable to U.S. investments. These risks include political and economic risks, civil conflicts and war,

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greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
For the Emerging Markets Equity ETF, the risks associated with foreign securities are magnified in the “emerging markets” in which it invests. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.
In addition to the more general foreign and emerging market risks above, a Fund may focus its investments in one or more foreign regions or small group of companies. As a result, such Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks in the following regional areas:
Asia Pacific Market Risk. (BetaBuilders Developed Asia ex-Japan ETF, Emerging Markets Equity ETF, Global Equity ETF, International Equity ETF and International Currency Hedged ETF) The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.
China Region Risk. (Emerging Markets Equity ETF, Global Equity ETF, International Equity ETF and International Currency Hedged ETF) Investments in China, Hong Kong and Taiwan are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Chinese companies. Though Taiwan is not dominated by one-party rule and employs a free market economy, Taiwan’s political and economic relationship with China, particularly the continuing disagreement as to Taiwan’s sovereignty, could adversely impact investments in Taiwan.
At times, there may be a high correlation among the Chinese and Taiwanese markets. Accordingly, because a Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a fund that is more broadly diversified geographically.
China Region Risk. (BetaBuilders Developed Asia ex-Japan ETF) Investments in certain Hong-Kong listed securities may also subject the Fund to exposure to Chinese companies. Investments in China and Hong Kong are subject to legal, regulatory, monetary and economic risks. Investments involve political and legal uncertainties, currency fluctuations and currency controls, the risk of confiscatory taxation, and nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by greater price volatility. China is dominated by the one-party rule of the Communist Party, and the Chinese government exercises significant control over China’s economic growth. The imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner could adversely impact Chinese companies.
EMEA (Europe/Middle East/Africa) Region Risk. (Emerging Markets Equity ETF) The economies of EMEA countries are all considered emerging market economies. The democratization process in Eastern Europe is still relatively new, and political turmoil and uprising remains a threat. Russia is establishing a new political outlook and market economy, but political risks remain high and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Many Middle Eastern economies have little or no democratic tradition and are currently facing greater political and economic uncertainty, which could result in significant economic downturn. Many African nations have a
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history of dictatorship, military intervention and corruption. Russia, the Middle East and many African nations are also highly reliant on income from sales of commodities (such as oil), and their economies are therefore vulnerable to changes in the global prices of these commodities and currencies. As global demand for commodities fluctuates, the Russian economy and many Middle Eastern and African economies may be significantly impacted.
European Market Risk. (BetaBuilders Europe ETF, Emerging Markets Equity ETF, Europe Currency Hedged ETF, Europe Equity ETF, Global Equity ETF, International Equity ETF and International Currency Hedged ETF) A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps being taken by the United Kingdom to exit the European Union. There is considerable uncertainty relating to the potential consequences of such a withdrawal. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Risk of Investing in Japan. (BetaBuilders Japan ETF, Global Equity ETF, International Equity ETF and International Currency Hedged ETF) Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.
Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected in the past by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. In addition, Japan's economy has in the past and could in the future be significantly impacted by natural disasters.
Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, is strained and delicate. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.
Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.
Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.
Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Security Risk. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis.
India Risk. (Emerging Markets Equity ETF) Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the economy and could adversely affect market conditions, economic growth and the profitability of private enterprises. Global economic developments may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of

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individuals and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. Investments in India are subject to risks presented by investments in an emerging market country, including liquidity risk, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as between sectarian groups within each country). In addition, the Indian economy could be adversely impacted by natural disasters and acts of terrorism. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region.
Latin American Market Risk. (Emerging Markets Equity ETF) The economies of countries in Latin America are all considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.
Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, political and social instability and the significant percentage of the market represented by a small number of issuers.
Risk of Investing in Canada. (BetaBuilders Canada ETF) The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of NAFTA in 1994 among Canada, the United States and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy. The Canadian economy is also dependent upon external trade with other key trading partners, including China. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, regulatory developments or other factors that the Fund cannot control could have an adverse impact on the Canadian economy. The market value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, energy conservation efforts and potential civil liabilities.
North American Economic Risk. (BetaBuilders Canada ETF) A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
The United States is Canada’s largest trading and investment partner. The Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S. may have potential implications for the trade arrangements between the U.S., Mexico and Canada, which could negatively affect the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.
Hong Kong Political Risk. (BetaBuilders Developed Asia ex-Japan ETF) Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the People’s Republic of China (“PRC”) under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollar, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.
Geographic Focus Risk. For BetaBuilders Canada ETF, the Fund will focus its investments in Canadian companies. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may also be subject to the foreign and Canadian risks described above.
For BetaBuilders Developed Asia ex-Japan ETF, in addition to the more general foreign market risks above, the Fund will focus its investments in Asian companies. As a result, such
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Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks described above.
For BetaBuilder Europe ETF, in addition to the more general foreign market risks above, the Fund will focus its investments in European companies. As a result, such Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may be subject to the risks described above.
For BetaBuilders Japan ETF, the Fund will focus its investments in Japanese companies. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund and may also be subject to the foreign and Japanese risks described above.
For each other Fund except the U.S. Funds, a Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Currency Risk. (for each Fund except the U.S. Funds) Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
In addition, for the Europe Currency Hedged ETF and International Currency Hedged ETF, because a Fund’s and an Underlying Fund’s NAVs are determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which a Fund invests depreciates against the U.S. dollar and a Fund’s attempt to hedge currency exposure is unsuccessful.
Index Related Risk. (for each Fund except Europe Currency Hedged ETF and International Currency Hedged ETF) A Fund’s return may not track the return of its Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. In addition, a Fund’s return may differ from the return of its Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV) and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
In addition, when a Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of its Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index.
Corporate actions affecting securities held by the Fund (such as mergers and spin-offs) or the Fund’s ability to purchase round lots of the securities may also cause a deviation between the performance of the Fund and its Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on a Fund and its shareholders.
It is also possible that the composition of a Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the Internal Revenue Code).
The risk that a Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Passive Management Risk. Unlike many investment companies, a Fund’s (and the Underlying Fund’s) are not “actively” managed. Therefore, it would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. Each Fund (or the Underlying Fund) will not take defensive positions under any market conditions, including in declining markets.
Cash Transactions Risk. (main risk for Emerging Markets Equity ETF) Unlike certain ETFs, the Fund effects its creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because the Fund currently intends to effect a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such

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gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Financials Sector Risk. (main risk for BetaBuilders Canada ETF, BetaBuilders Developed Asia ex-Japan ETF, BetaBuilders Japan ETF and Emerging Markets Equity ETF) Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Consumer Goods Industry Risk. (main risk for U.S. Small Cap Equity ETF) Companies in the consumer goods industry may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain consumer goods companies represented in the Underlying Index. The consumer goods industry is affected by the strength of the U.S. economy and factors out of the U.S. government's control, such as global oil prices. Many consumer goods in the U.S. may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries.
Dividend Paying Securities Risk (main risk for U.S. Dividend ETF). The Fund primarily invests in dividend paying securities. As a result, Fund performance will correlate with the performance of the dividend paying stock segment of the equity market, and the Fund may underperform funds that do not limit their investments to dividend paying securities. If securities held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected. In addition, there may be periods when paying dividends is out of favor and therefore, during such periods, the performance of the Fund may suffer.
Volatility Risk (main risk for U.S. Minimum Volatility ETF). The value of the securities in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The value of a security may fluctuate due to factors affecting markets generally or particular industries. This volatility may affect the Fund’s NAV. Although the Underlying Index follows a rules-based process designed to result in an index with less volatility than the Russell 1000 Index, there is no guarantee that the rules-based process will be successful in lowering volatility or that the Fund’s strategy to follow the Underlying Index will be successful. Both the Underlying Index and the Fund may experience volatility. Securities in the Underlying Index and the Fund’s portfolio may be subject to price volatility, and their prices may not be any less volatile than the market as a whole, and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the Fund. In addition, there may be periods when equity securities with lower volatility are out of favor and therefore, during such periods, the performance of the Fund may suffer.
Momentum Investing Risk (main risk for U.S. Momentum Factor ETF). The Underlying Index follows a rules-based process designed to result in an index which identifies securities with positive momentum characteristics. The Fund is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum is out of favor and therefore, during such periods, the investment performance of the Fund may suffer.
Risk of Investing in Quality Companies (main risk for U.S. Quality Factor ETF). The Underlying Index follows a rules-based process designed to identify quality companies, but the Fund will be subject to the risk that the securities that have previously been identified with quality characteristics may not continue to be quality companies and that the returns of such securities may be less than returns on other styles of investing. In addition, there may be periods when the quality style of investing is out of favor and therefore, the performance of the Fund may suffer.
Value Investing Risk (main risk for U.S. Value Factor ETF). Value investing attempts to identify companies that are undervalued. The Underlying Index includes stocks at prices that are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may
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decrease in price or may not increase in price as anticipated if other investors fail to recognize the company’s value or the factors that may cause the stock price to increase do not occur. In addition, there may be periods when value investing is out of favor and therefore, during such periods, the performance of the Fund may suffer.
Technology Sector Risk. (main risk for U.S. Momentum Factor ETF, U.S. Quality Factor ETF and U.S. Value Factor ETF) Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, [especially those of smaller, less-seasoned companies,] tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Sampling Risk. (for each Fund except Europe Currency Hedged ETF and International Currency Hedged ETF) To the extent a Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by a Fund could result in a greater decline in the Fund’s NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by a Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in a Fund are smaller, these risks may be greater.
Derivatives Risk. The Funds (or an Underlying Fund) may use derivatives in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund (or the Underlying Fund), and the cost of such strategies may reduce the Fund’s (or the Underlying Fund’s) returns. Certain derivatives also expose a Fund (or the Underlying Fund) to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund or the Underlying Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.
Investing in derivatives will result in a form of leverage. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
A Fund’s transactions in futures and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in a Fund or the Underlying Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s or the Underlying Fund’s after-tax return.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures) that derive their value from the performance of underlying assets or securities.
Smaller Company Risk. (Small Cap Company and Mid Cap Company Risks) Investments in smaller, newer companies may be riskier and less liquid than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because mid-cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of a Fund’s investments and may affect your investment in the Fund.
Market Trading Risk
Risk that Shares of a Fund May Trade at Prices Other Than NAV. Shares of a Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of a Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of that Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as the relative

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supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/ redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, a Fund’s Shares may trade at a premium or discount to NAV, especially during periods of market volatility.
Given the nature of the relevant markets for certain of the securities for each Fund except the U.S. Equity ETF, U.S. Mid Cap Equity ETF and U.S. Small Cap Equity ETF, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by such Funds may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ net asset value may widen.
Cost of Buying or Selling Shares. When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling Risk. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of a Fund’s Shares (the Distributor), does not maintain a secondary market in the Shares.
Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a Shareholder may be unable to purchase or sell Shares of a Fund.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of intermediaries that act as authorized participants, and none of the authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Concentration Risk. (main risk for BetaBuilders Canada ETF, BetaBuilders Developed Asia ex-Japan ETF, BetaBuilders Europe ETF and BetaBuilders Japan ETF; and additional risk for the other Funds) To the extent that the securities in the Underlying Index are concentrated in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. This concentration increases the risk of loss to the Fund by increasing its exposure to economic, business, political or regulatory developments that may be adverse to a particular industry or group of industries.
Industry and Sector Focus Risk. At times the Underlying Index and a Fund may increase the relative emphasis of investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Underlying Index and a Fund increase the relative emphasis of investments in a particular industry or sector, a Fund’s share values may fluctuate in response to events affecting that industry or sector.
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Energy Sector Risk. (main risk for BetaBuilders Canada ETF) The energy sector of an economy is cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for many reasons, including, among other things, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
Industrials Sector Risk. (main risk for BetaBuilders Japan ETF) The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
ADDITIONAL MAIN RISKS FOR EUROPE CURRENCY HEDGED ETF AND INTERNATIONAL CURRENCY HEDGED ETF
Investments in the Underlying Fund Risk. A Fund invests in the Underlying Fund as a primary strategy, so a Fund’s performance and risks are directly related to the performance and risks of the Underlying Fund. A Fund’s net asset value will change with the value of the Underlying Fund and changes in the markets where the Underlying Fund invests. Because a Fund’s adviser or its affiliates provide services to and receive fees from the Underlying Fund, investments in the Underlying Fund benefit the adviser and/or its affiliates. In addition, a Fund may hold a significant percentage of the shares of the Underlying Fund. As a result, a Fund’s investments in the Underlying Fund may create a conflict of interest. The Underlying Fund is a pooled investment vehicle whose ownership interests are purchased and sold on a securities exchange. The Underlying Fund seeks to track the performance of its underlying index. The price movement of the Underlying Fund may not track its underlying index and may result in a loss. In addition, the Underlying Fund may trade at a price below its NAV (also known as a discount). In addition, under certain circumstances when the Underlying Fund is trading at a price higher than its NAV (also known as a premium), it could be cheaper to purchase the individual securities of the Underlying Index than to purchase the Underlying Fund.
Currency Hedging Risk. A Fund enters into foreign currency forward contracts, including NDFs, to attempt to minimize the impact of changes in the currency exposure of the Underlying Fund against the U.S. dollar. The return of the foreign currency forward contracts, including NDFs, may not perfectly offset the actual fluctuations between the currencies represented in the Underlying Index and the U.S. dollar. In order to minimize transaction costs or for other reasons, a Fund’s exposure to the currencies represented in the Underlying Index may not be fully hedged at all times. For example, a Fund may not hedge against exposure to currencies that represent a relatively smaller portion of the Underlying Index. Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of a Fund’s investment and the value of a Fund’s Shares. To the extent a Fund’s hedging contracts are not successful in hedging against such changes, the U.S. dollar value of an investment in a Fund may go down if the value of the local currency of the non-U.S. markets in which a Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in a Fund’s holdings goes up. Conversely, the dollar value of an investment in a Fund may go up if the value of the local currency appreciates against the U.S. dollar. The value of the U.S. dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global

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energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country’s currency. Government monetary policies and the buying or selling of currency by a country’s government may also influence exchange rates.
Because no changes in the currency hedge in the Underlying Index are made during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes to the Underlying Index, changes in the value of the non-U.S. currencies represented in the Underlying Index against the U.S. dollar during the month may impact the ability of the Fund to provide an effective hedge or to track the performance of the Underlying Index.
Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a Fund may also go up or down quickly and unpredictably and investors may lose money. Currency hedging may also limit potential gains from the exposure to the equity securities if foreign currencies rise or remain unchanged. When foreign currencies rise or remain unchanged relative to the U.S. dollar, an unhedged investment in the same equity securities will outperform the Fund.
A Fund may use NDFs to execute its currency hedging transactions. NDFs on currencies are often less liquid than deliverable foreign currency forward contracts. A lack of liquidity in NDFs of the hedged currency could result in a Fund being unable to structure its hedging transactions as intended.
Index Related Risk. A Fund’s return may not track the return of its Underlying Index for a number of reasons and therefore may not achieve its investment objective. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities or entering in to forward contracts, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for a Fund investing in foreign securities. A Fund’s return also may not track the return of the Underlying Index if its currency hedging strategy is not successful. In addition, a Fund’s return may differ from the return of its Underlying Index as a result of, among other things, pricing differences (including differences between a security’s price at the local market close and the Fund’s (or the Underlying Fund) valuation of a security at the time of calculation of the Fund’s NAV) and the inability to purchase certain securities included in the Underlying Index due to regulatory or other restrictions.
Because a Fund uses a representative sampling strategy (or when the Underlying Fund does so), the Fund may not be as well correlated with the return of its Underlying Index as when the Fund purchases all of the securities in the Underlying Index in the proportions in which they are represented in the Underlying Index. To the extent the Underlying Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), a Fund’s ability to track the performance of the Underlying Index may be adversely affected.
Corporate actions affecting securities held by the Fund (or the Underlying Fund) (such as mergers and spin-offs) or the Fund’s (or the Underlying Fund’s) ability to purchase round lots of the securities may also cause a deviation between the performance of the Fund and its Underlying Index.
Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on a Fund and its shareholders.
It is also possible that the composition of a Fund (or the Underlying Fund) may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the Internal Revenue Code).
The risk that a Fund may not track the performance of the Underlying Index may be heightened during times of increased market volatility or other unusual market conditions.
Sampling Risk. Because a Fund uses a representative sampling approach (or when the Underlying Fund does so), the Fund will hold (directly or through the Underlying Fund) a smaller number of securities than are in the Fund’s or Underlying Fund’s index or will not match the Underlying Index’s hedging strategy exactly. As a result, an adverse development respecting an issuer of securities held by a Fund (or the Underlying Fund) could result in a greater decline in the Fund’s NAV than would be the case if the Fund (or the Underlying Fund) held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by a Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in a Fund are smaller, these risks may be greater.
Additional Risks
Transactions and Liquidity Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders
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transact in the secondary market, such transactions may account for a large percentage of a Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of a Fund to conduct its investment program. A Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of a Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Large purchases of Shares may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Exchange-Traded Fund (ETF) and Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. A Fund is subject to the risks associated with the ETF or investment company’s investments. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETF traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
Securities Lending Risk. (for each Fund except Europe Currency Hedged ETF and International Currency Hedged ETF) Each Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Investment Company and ETF Risk. (U.S. Dividend ETF, U.S. Minimum Volatility ETF, U.S. Momentum Factor ETF, U.S. Quality Factor ETF and U.S. Value Factor ETF) A Fund may invest in shares of other investment companies. A Fund indirectly pays a portion of the expenses incurred by the underlying funds, as well as its own expenses. The price movement of an ETF may not track the underlying index and may result in a loss.
For more information about risks associated with the types of investments that a Fund purchases, please read the “Risk/ Return Summary” and the Statement of Additional Information.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The

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Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/ or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.
Index Construction Related to the BetaBuilders Funds
Morningstar® Canada Target Market Exposure IndexSM
The BetaBuilders Canada ETF seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Canada Target Market Exposure IndexSM(the “Underlying Index”), which measures the performance of equity securities traded primarily on the Toronto Stock Exchange. The Underlying Index targets approximately 85% of those stocks by free float market capitalization, and primarily includes large- and mid-capitalization companies, although small capitalization companies may be included.
The stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading, which is also known as free float. The components of the Underlying Index, and the degree to which these components represent certain sectors, are likely to change over time. The Underlying Index is reconstituted semi-annually — in June and December — to reflect changes in the underlying Global Markets Investable Equity universe. This includes reclassification of developed and emerging market countries, recalculation of economic segment and large- and mid-capitalization cutoff breakpoints, free float and total outstanding shares changes. The Underlying Index is rebalanced quarterly — in March, June, September and December — to reflect any changes in free float and total outstanding shares.
Morningstar® Developed Asia Pacific ex-Japan Target Market IndexSM
The BetaBuilders Developed Asia ex-Japan ETF seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM(the “Underlying Index”), which measures the performance of equity securities from developed Asia-Pacific countries or regions other than Japan, including: Australia, Hong Kong, New Zealand, and Singapore. The countries represented are likely to change over time. To be included in the Underlying Index, the companies must be located in developed markets. Countries are classified as developed if they meet certain criteria, including that they have annual per capita gross national income in the high-income category (as defined by the World Bank) for the most recent three years and that the country’s stock markets exhibit transparency, market regulation, operational efficiency and an absence of broad-based investment restrictions. The Underlying Index targets approximately 85% of the stocks traded on the primary exchanges in each country or region by free float market capitalization, and primarily includes large- and mid-capitalization companies, although small capitalization companies may be included.
The stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading, which is also known as free float. The components of the Underlying Index, and the degree to which these components represent certain sectors, are likely to change over time. The Underlying Index is reconstituted semi-annually — in June and December — to reflect changes in the underlying Global Markets Investable Equity universe. This includes reclassification of developed and emerging market countries, recalculation of economic segment and large- and mid-capitalization cutoff breakpoints, free float and total outstanding shares changes. The Underlying Index is rebalanced quarterly — in March, June, September and December — to reflect any changes in free float and total outstanding shares.
Morningstar® Developed Europe Target Market Exposure IndexSM
The BetaBuilders Europe ETF seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Europe Target Market Exposure IndexSM(the “Underlying Index”), which measures the performance of equity securities from developed European countries or regions, including: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The countries represented are likely to change over time. To be included in the Underlying Index, the companies must be located in developed markets. Countries are classified as developed if they meet certain criteria, including that they have annual per capita gross national income in the high-income category (as defined by the World Bank) for the most recent three years and that the country’s stock markets exhibit transparency, market regulation, operational efficiency and an absence of broad-based investment restrictions. The Underlying Index targets approximately 85% of the stocks traded on the primary exchanges in each country by free float market capitalization, and primarily includes large- and mid-capitalization companies, although small capitalization companies may be included.
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The stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading, which is also known as free float. The components of the Underlying Index, and the degree to which these components represent certain sectors, are likely to change over time. The Underlying Index is reconstituted semi-annually — in June and December — to reflect changes in the underlying Global Markets Investable Equity universe. This includes reclassification of developed and emerging market countries, recalculation of economic segment and large- and mid-capitalization cutoff breakpoints, free float and total outstanding shares changes. The Underlying Index is rebalanced quarterly — in March, June, September and December — to reflect any changes in free float and total outstanding shares.
Morningstar® Japan Target Market Exposure IndexSM
The BetaBuilders Japan ETF seeks investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Japan Target Market Exposure IndexSM(the “Underlying Index”), which measures the performance of stocks traded primarily on the Tokyo Stock Exchange or Nagoya Stock Exchange. The Underlying Index targets approximately 85% of those stocks by free float market capitalization, and primarily includes large- and mid-capitalization companies, although small capitalization companies may be included.
The stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading, which is also known as free float. The components of the Underlying Index, and the degree to which these components represent certain sectors, are likely to change over time. The Underlying Index is reconstituted semi-annually — in June and December — to reflect changes in the underlying Global Markets Investable Equity universe. This includes reclassification of developed and emerging market countries, recalculation of economic segment and large- and mid-capitalization cutoff breakpoints, free float and total outstanding shares changes. The Underlying Index is rebalanced quarterly — in March, June, September and December — to reflect any changes in free float and total outstanding shares.
Morningstar® Description and Disclaimer
Morningstar, Inc. is a leading provider of independent investment research in North America, Europe, Australia, and Asia. The company offers an extensive line of products and services for individual investors, financial advisors, asset managers, retirement plan providers and sponsors, and institutional investors in the private capital markets.
Morningstar provides data and research insights on a wide range of investment offerings, including managed investment products, publicly listed companies, private capital markets, and real-time global market data. Morningstar also offers investment management services through its investment advisory subsidiaries, with more than $207 billion in assets under advisement and management as of September 30, 2018. The company has operations in 27 countries.
The Adviser has entered into licensing agreements with Morningstar to use the Underlying Index. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing arrangement with the Adviser.
The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (collectively, “Morningstar”). Morningstar makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Underlying Index to track relevant market performance. Morningstar’s only relationship to J.P. Morgan Investment Management Inc. or any of its affiliates (collectively, the “Adviser”) is the licensing of: (i) certain service marks and service names of Morningstar; and (ii) the Underlying Index, which is determined, composed and calculated by Morningstar without regard to the Adviser or the Fund. Morningstar has no obligation to take the needs of the Adviser, the Fund or its owners into consideration in determining, composing or calculating the Underlying Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund.
MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY, COMPLETENESS OR TIMELINESS OF THE UNDERLYING INDEX OR ANY ASSOCIATED DATA AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR USERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Index Construction for all Funds except the BetaBuilders Funds
J.P. Morgan Investment Management Inc. (JPMIM), the adviser and an affiliate of each Fund, is the sponsor of each Underlying Index. FTSE International Limited, administers, calculates and governs each Underlying Index as the Benchmark Administrator.
JP Morgan Diversified Factor Emerging Markets Equity Index
Component securities included in the Underlying Index for the Emerging Markets Equity ETF are selected from advanced and secondary emerging markets (as classified by the Index Provider’s transparent Country Classification Review Process as described on the Benchmark Administrator’s website) strictly in accordance with guidelines and mandated procedures and are selected primarily from constituents of the FTSE Emerging Index, a larger FTSE index. The Underlying Index is derived after applying the following proprietary multi-factor criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are chosen to provide diversification across emerging market regions and super-sectors;
3.	To provide diversification, securities are selected using the following factors: value, momentum and quality, as described in the Fund’s Risk/Return Summary; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Benchmark Administrator also calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
JP Morgan Diversified Factor Europe Currency Hedged (USD) Index
Component securities included in the Underlying Index for the Europe Currency Hedged ETF are selected from markets across developed Europe strictly in accordance with guidelines and mandated procedures. Holdings are selected from constituents of the FTSE Developed Europe Index excluding Greece. The Underlying Index is derived after applying the following proprietary multi-factor criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are chosen to provide diversification across sectors;
3.	To provide diversification, securities are selected using the following factors: value, momentum and quality, as described in the Fund’s Risk/Return Summary; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Underlying Index contains the same equity securities as the JP Morgan Diversified Factor Europe Equity Index, which is the underlying index of the Underlying Fund, and then applies a currency hedge as described below.
The Benchmark Administrator also calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
The Underlying Index applies a one month forward rate to 100% of the value of the non-U.S. dollar denominated securities included in the Underlying Index to effectively create a “hedge” against fluctuations in the relative value of the currencies represented in the Underlying Index in relation to the U.S. dollar. The Underlying Index uses the WM Reuters one month (16:00 hrs London Time mid price) forward rate in the currency hedging calculation. The hedge is reset on a monthly basis and valued daily using forward interpolated rates (rates that are estimated based on an even increase across the month). No adjustment to the hedge is done during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes. In other words the amount hedged is kept constant over the whole month.
JP Morgan Diversified Factor Europe Equity Index
Component securities included in the Underlying Index for the Europe Equity ETF are selected from markets across developed Europe strictly in accordance with guidelines and mandated procedures. Holdings are selected from constituents of the FTSE Developed Europe Index excluding Greece. The Underlying Index is derived after applying the following proprietary multi-factor criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are chosen to provide diversification across industries;
3.	To provide diversification, securities are selected using the following factors: value, momentum, and quality, as described in the Fund’s Risk/Return Summary; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Benchmark Administrator also calculates the value of the underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
JP Morgan Diversified Factor Global Developed Equity Index
Component securities included in the Underlying Index for the Global Equity ETF are selected from developed equity markets strictly in accordance with guidelines and mandated procedures
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and are selected primarily from constituents of the FTSE Developed Index, a larger FTSE index. The Underlying Index is derived after applying the following proprietary multi-factor criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are chosen to provide diversification across global regions and sectors;
3.	To provide diversification, securities are selected using the following factors: value, momentum and quality, as described in the Fund’s Risk/Return Summary; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Benchmark Administrator also calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
JP Morgan Diversified Factor International Currency Hedged (USD) Index
Component securities included in the Underlying Index for the International Currency Hedged ETF are selected from developed equity markets outside North America strictly in accordance with guidelines and mandated procedures. Holdings are selected from constituents of the FTSE Developed ex North America Index, a larger FTSE index. The Underlying Index is derived after applying the following proprietary multi-factor criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are chosen to provide diversification across international regions and sectors;
3.	To provide diversification, securities are selected using the following factors: value, momentum and quality, as described in the Fund’s Risk/Return Summary; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Underlying Index contains the same equity securities as the JP Morgan Diversified Factor International Equity Index, which is the underlying index of the Underlying Fund, and then applies a currency hedge as described below.
The Benchmark Administrator also calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
The Underlying Index applies a one month forward rate to 100% of the value of the non-U.S. dollar denominated securities included in the Underlying Index to effectively create a “hedge” against fluctuations in the relative value of the currencies represented in the Underlying Index in relation to the U.S. dollar. The Underlying Index uses the WM Reuters one month
(16:00 hrs London Time mid price) forward rate in the currency hedging calculation. The hedge is reset on a monthly basis and valued daily using forward interpolated rates (rates that are estimated based on an even increase across the month). No adjustment to the hedge is done during the month to account for changes in the Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes. In other words the amount hedged is kept constant over the whole month.
JP Morgan Diversified Factor International Equity Index
Component securities included in the Underlying Index for the International Equity ETF are selected from developed equity markets outside North America strictly in accordance with guidelines and mandated procedures and are selected primarily from the constituents of the FTSE Developed ex North America Index, a larger FTSE index. The Underlying Index is derived after applying the following proprietary multi-factor criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are chosen to provide diversification across international regions and sectors;
3.	To provide diversification, securities are selected using the following factors: value, momentum and quality, as described in the Fund’s Risk/Return Summary; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Benchmark Administrator also calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
JP Morgan Diversified Factor US Equity Index
Component securities included in the Underlying Index for the U.S. Equity ETF are selected from U.S. equity markets strictly in accordance with guidelines and mandated procedures and are selected primarily from the constituents of the Russell 1000 Index, a larger Russell index. The Underlying Index is derived after applying the following proprietary multi-factor criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are weighted to provide diversification across sectors;
3.	Securities are selected using the following factors: value, momentum and quality, as described in the Fund’s Risk/Return Summary; and
4.	Individual security weights are determined in order to ensure stock level diversification.

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The Benchmark Administrator also calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
JP Morgan Diversified Factor US Mid Cap Equity Index
Component securities included in the Underlying Index for the U.S. Mid Cap Equity ETF are selected from U.S. equity markets strictly in accordance with guidelines and mandated procedures and are selected primarily from the constituents of the Russell Midcap Index, a larger Russell index. The Underlying Index is derived after applying the following proprietary multi-factor criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are weighted to provide diversification across sectors;
3.	Securities are selected using the following factors: value, momentum and quality, as described in the Fund’s Risk/Return Summary; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Benchmark Administrator also calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
JP Morgan Diversified Factor US Small Cap Equity Index
Component securities included in the Underlying Index for the U.S. Small Cap Equity ETF are selected from U.S. equity markets strictly in accordance with guidelines and mandated procedures and are selected primarily from the constituents of the Russell 2000 Index, a larger Russell index. The Underlying Index is derived after applying the following proprietary multi-factor criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are weighted to provide diversification across sectors;
3.	Securities are selected using the following factors: relative valuation, price momentum, and quality, as described in the Fund’s Risk/Return Summary; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Benchmark Administrator also calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
JP Morgan US Dividend Index
Component securities included in the Underlying Index are selected from U.S. equity markets strictly in accordance with guidelines and mandated procedures and are selected primarily from the constituents of the Russell 1000 Index, a larger Russell index. The Underlying Index is derived after applying the following proprietary criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are weighted to provide diversification across sectors and to focus on higher yielding sectors;
3.	High dividend yielding securities over a rolling twelve month period are selected for the index; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Benchmark Administrator calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
JP Morgan US Minimum Volatility Index
Component securities included in the Underlying Index are selected from U.S. equity markets strictly in accordance with guidelines and mandated procedures and are selected primarily from the constituents of the Russell 1000 Index, a larger Russell index. The Underlying Index is derived after applying the following proprietary criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are weighted to provide diversification of risk across sectors and to reduce portfolio volatility;
3.	Securities with lower volatility of returns are chosen for the index; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Benchmark Administrator calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
JP Morgan US Momentum Factor Index
Component securities included in the Underlying Index are selected from U.S. equity markets strictly in accordance with guidelines and mandated procedures and are selected primarily from the constituents of the Russell 1000 Index, a larger Russell index. The Underlying Index is derived after applying the following proprietary criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
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2.	Eligible securities are market capitalization weighted to pro- vide diversification across sectors;
3.	Securities are selected using momentum characteristics, as described in the Fund’s Risk/Return Summary; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Benchmark Administrator calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
JP Morgan US Quality Factor Index
Component securities included in the Underlying Index are selected from U.S. equity markets strictly in accordance with guidelines and mandated procedures and are selected primarily from the constituents of the Russell 1000 Index, a larger Russell index. The Underlying Index is derived after applying the following proprietary criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are market capitalization weighted to pro- vide diversification across sectors;
3.	Securities are selected using quality characteristics, as described in the Fund’s Risk/Return Summary; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Benchmark Administrator calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
JP Morgan US Value Factor Index
Component securities included in the Underlying Index are selected from U.S. equity markets strictly in accordance with guidelines and mandated procedures and are selected primarily from the constituents of the Russell 1000 Index, a larger Russell index. The Underlying Index is derived after applying the following proprietary criteria:
1.	Liquidity of eligible securities is considered to ensure an investable index;
2.	Eligible securities are market capitalization weighted to pro- vide diversification across sectors;
3.	Securities are selected using relative valuation characteristics, as described in the Fund’s Risk/Return Summary; and
4.	Individual security weights are determined in order to ensure stock level diversification.
The Benchmark Administrator calculates the value of the Underlying Index, reviews the composition of the Underlying Index and reconstitutes the Underlying Index on a quarterly basis.
Disclaimer For all Funds except BetaBuilders Funds
London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2019. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, are a trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for a Fund, when available, will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.

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The Funds’ Management and Administration
The Funds’ Management and Administrator
Each Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees which is responsible for overseeing all business activities of the Funds.
The Funds’ Investment Adviser
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.
In rendering investment advisory services to certain Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to a Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
During the most recent fiscal year ended 10/31/18, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:
BetaBuilders Canada ETF	0.02%
BetaBuilders Developed Asia ex-Japan ETF	0.02
BetaBuilders Europe ETF	0.00
BetaBuilders Japan ETF	0.03
Emerging Markets Equity ETF	0.08
Europe Currency Hedged ETF	0.00
Europe Equity ETF	0.13
Global Equity ETF	0.17
International Currency Hedged ETF	0.00
International Equity ETF	0.22
U.S. Equity ETF	0.10
U.S. Mid Cap Equity ETF	0.08
U.S. Small Cap Equity ETF	0.10
U.S. Dividend ETF	0.00
U.S. Minimum Volatility ETF	0.00
U.S. Momentum Factor ETF	0.00
U.S. Quality Factor ETF	0.00
U.S. Value Factor ETF	0.00
A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Funds is available in the annual report dated October 31, 2018 for the BetaBuilders Funds and the semi-annual report dated April 30, 2018 for the remaining Funds.
The Portfolio Managers
BetaBuilders Canada ETF, BetaBuilders Developed Asia ex-Japan ETF, BetaBuilders Europe ETF and BetaBuilders Japan ETF
The portfolio management team utilizes a team-based approach, and the portfolio management team for each Fund is comprised of Nicholas D’Eramo, Executive Director, Michael Loeffler, Executive Director, Oliver Furby, Executive Director, and Alex Hamilton, Executive Director. The team is responsible for managing each Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of the portfolio management team to focus on certain portfolios, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. Mr. D’Eramo has been a portfolio manager for JPMIM since 2005 and an employee of the firm or one of its predecessors since 1999. Mr. Loeffler has been a portfolio manager for JPMIM since 2004 and has been an employee of the firm or one of its predecessors since 1999. Mr. Loeffler is a CFA charterholder. Mr. Furby has been a portfolio manager for JPMIM since 2014. Prior to joining JPMIM, he was a data analysis manager for JPMorgan Chase Bank, N.A. from 2012 to 2014. Before 2012, he worked at State Teachers Retirement System of Ohio as a portfolio manager. Mr. Hamilton has been a portfolio manager for JPMIM since April 2017. Prior to joining JPMIM, he was an assistant portfolio manager at the Ohio Public Employees Retirement System from 2013 until 2017. Before that time, he worked at Huntington National Bank in the corporate treasury and mortgage capital markets departments. Mr. Hamilton is a CFA charterholder.
Emerging Markets Equity ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Yazann Romahi, Joe Staines and Kartik Aiyar. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. Mr. Romahi, Managing Director of JPMIM, is the CIO of JPMIM’s Quantitative Beta Strategies since 2016. Mr. Romahi has been an employee since 2003 and a portfolio manager since 2009. From 2008 to 2016, he was Global Head of

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Quantitative Strategies and Research in JPMIM’s Multi-Asset Solutions Team. Mr. Staines, Vice President of JPMIM and a CFA charterholder, has been a research analyst and portfolio manager in the Quantitative Beta Strategies Team since 2016. An employee since 2014, he previously was a quantitative analyst in the Quantitative Portfolio Strategies Team in JPMIM’s Multi-Asset Solutions Team from 2014 to 2016. Prior to joining the firm, he was completing his PhD in Computational Finance from University College London. Mr. Aiyar, an Associate of JPMIM, has been a research analyst and portfolio manager in the Quantitative Beta Strategies Team since 2016. An employee since 2013, he was a quantitative analyst in the Quantitative Portfolio Strategies Team in JPMIM’s Multi-Asset Solutions Team from 2014 to 2016 before which he was an intern and analyst in the Emerging Markets Risk Team in the JPMorgan Investment Bank. Prior to joining the firm, he was completing his B.A. in History and Economics from the University of Oxford.
Europe Currency Hedged ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team managing the equity portion of the Fund is comprised of Yazann Romahi, Kartik Aiyar, Wei (Victor) Li, Jonathan Msika and Joe Staines. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. Mr. Li, Executive Director of JPMIM, is a portfolio manager and Head of Research in the Quantitative Beta Strategies Team since 2016. Mr. Li was a quantitative analyst since 2010 and a portfolio manager since 2014 in JPMIM’s Multi-Asset Solutions Team. He is a CFA charterholder and completed a PhD in Communications and Signal Processing. Mr. Msika, Vice President of JPMIM, has been a research analyst and portfolio manager in the Quantitative Beta Strategies Team since 2016. An employee since 2011, he was previously a quantitative analyst in the Quantitative Portfolio Strategies Team in JPMIM’s Multi-Asset Solutions Team from 2011 to 2016. Information about Messrs. Romahi, Aiyar and Staines is discussed earlier in this section.
Roger Hallam, Managing Director of JPMIM, and Danny Sage, Executive Director of JPMIM, manage the currency hedging portion of the Fund. Mr. Hallam, Managing Director, has been the Currency Chief Investment Officer of the Global Fixed Income, Currency & Commodities group (GFICC) since 2013. Based in London, Mr. Hallam also serves as Chair of the Currency Investment Policy Committee (CIPC). An employee since 2000, Mr. Hallam was a portfolio manager and interest rate strategist on the Global Rates team from 2008 to 2013. Mr. Sage, Executive
Director, has been head of Currency Portfolio Management within the GFICC group since 2014. Based in London, he is also a member of the CIPC. An employee since 2001, Mr. Sage was previously head of the Fixed Income Middle Office, before joining the Currency Portfolio Management team as a portfolio manager in 2010.
Europe Equity ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Yazann Romahi, Kartik Aiyar, Wei (Victor) Li, Jonathan Msika and Joe Staines. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. Information about Messrs. Romahi, Aiyar, Li, Miska and Staines is discussed earlier in this section.
Global Equity ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Yazann Romahi, Kartik Aiyar, Wei (Victor) Li and Joe Staines. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. Information about Messrs. Romahi, Aiyar, Li and Staines is discussed earlier in this section.
International Currency Hedged ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team managing the equity portion of the Fund is comprised of Yazann Romahi, Wei (Victor) Li, Joe Staines and Kartik Aiyar. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain

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asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. Roger Hallam and Danny Sage manage the currency portion of the Fund. Information about Messrs. Romahi, Li, Staines, Aiyar, Hallam and Sage is discussed earlier in this section.
International Equity ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Yazann Romahi, Wei (Victor) Li, Joe Staines and Kartik Aiyar. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. Information about Messrs. Romahi, Li, Staines and Aiyar is discussed earlier in this section.
U.S. Equity ETF, U.S. Mid Cap Equity ETF and U.S. Small Cap Equity ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is comprised of Yazann Romahi, Jonathan Msika, Joe Staines and Yegang (Steven) Wu. The team is responsible for managing the Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of a Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. Mr. Wu, an Analyst of JPMIM, has been a research analyst and portfolio manager in the Quantitative Beta Strategies Team since 2016. An employee since 2014, he previously was a quantitative analyst in the Quantitative Portfolio Strategies Team in JPMIM’s Multi-Asset Solutions Team from 2014 to 2016. Prior to joining the firm, Mr. Wu was completing his bachelor’s degrees in Mathematics and Actuarial Science from the University of Iowa until 2013 and his M.A. in Financial Mathematics at Columbia University from 2013 to 2014. During this time, he also worked from January to July 2013 as an Actuarial Analyst at Transamerica, focusing on hedging and pricing for variable annuity products. Information about Messrs. Romahi, Msika and Staines is discussed earlier in this section.
U.S. Dividend ETF, U.S. Minimum Volatility ETF, U.S. Momentum Factor ETF, U.S. Quality Factor ETF and U.S. Value Factor ETF
The portfolio management team utilizes a team-based approach, and the portfolio management team for each Fund is comprised of Yazann Romahi, Jonathan Msika, Joe Staines, Yegang (Steven) Wu and Aijaz Hussain. The team is responsible for managing each Fund on a day to day basis with a goal to seek investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his portfolio management team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. Mr. Hussain, an Analyst at JPMIM, is a portfolio analyst in the Quantitative Beta Strategies Team. Prior to joining the firm in 2016, Mr. Hussain worked as an Analytics Consultant at FactSet Research Systems from 2015 to 2016. Mr. Hussain graduated from Imperial College London with a BSc in Mathematics in 2014. Information about Messrs. Romahi, Msika, Staines and Wu is discussed earlier in this section.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities.
The Funds' Administrator
JPMIM provides administration services for and oversees the other service providers of each Fund. JPMIM receives the following annual fee on behalf of each Fund for administration services: 0.075% of average daily net assets of each Fund.
The Funds' Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Funds’ Shares. The Distributor or its agent distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares of the Funds. The Distributor has no role in determining the investment policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan
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The Funds’ Management and Administration (continued)
administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Funds available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

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Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market. Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of each Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Funds trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund. Each Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Funds’ Statement of Additional Information.
Beneficial Ownership. The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Funds’ Statement of Additional Information.
Premium/Discount Information
Information about the differences between the daily market price on the Exchange for Shares of each Fund and the Fund’s NAV can be found on the Fund’s website, www.jpmorganfunds.com. NAV is the price at which a Fund issues and redeems Shares. It is calculated in accordance with a Fund’s pricing and valuation policies. The price used to calculate market returns (“Market Price”) of a Fund generally is determined using the midpoint between the highest bid and the lowest ask on the Exchange, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above (at a premium) or below (at a discount) its NAV. The NAV of a Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at current market prices.
Pricing Shares
The trading price of each Fund’s Shares on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund. Except with respect to U.S. Equity ETF, as the respective international local markets close, the approximate value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval, but certain holdings may not be updated otherwise if such holdings do not trade in the United States. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any representation or warranty as to its accuracy.

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Purchase and Redemption of Shares (continued)
NAV is calculated each business day as of the close of the New York Stock Exchange (NYSE) (except the BetaBuilders Funds) or Cboe BZX Exchange, Inc. (Cboe) (for the BetaBuilders Funds), which is typically 4:00 p.m. ET. On occasion, the NYSE or the Cboe will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE or the Cboe closes, as applicable. The Funds will not treat an intraday unscheduled disruption or closure in NYSE or the Cboe trading as a closure of the NYSE or the Cboe, as applicable and will calculate NAV as of 4:00 p.m. ET if the particular disruption or closure directly affects only the NYSE or the Cboe. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. The NAV per share of each Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding shares of the Fund.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance the performance of the Underlying Index.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of the Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Frequent Purchases and Redemptions
The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, each Fund issues and redeems its Shares at NAV only in Creation Units, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing market prices.

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Shareholder Information
Taxes on Distributions
Each Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
Each Fund, except BetaBuilders Japan ETF, Europe Currency Hedged ETF and International Currency Hedged ETF, generally declares and distributes net investment income, if any, at least quarterly. BetaBuilders Japan ETF, Europe Currency Hedged ETF and International Currency Hedged ETF generally declare and distribute net investment income, if any, at least annually. Each Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, a Fund will distribute substantially all of its net investment income and net realized capital gain.
Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by that Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If you buy Shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Shares). Any gain resulting from the sale or exchange of Shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the Shares.
A Fund’s investment in derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. A Fund’s investment in REIT securities may also result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.
A Fund (or an Underlying Fund) is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, a Fund’s or an Underlying Fund’s total return on those securities would be decreased. A Fund (or an Underlying Fund) may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if a Fund or an Underlying Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, including the Fund. If the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies (including an Underlying Fund), it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S.

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Shareholder Information (continued)
Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Any foreign tax withheld on payments made “in lieu of” dividends or interest with respect to loaned securities will not qualify for the pass-through of foreign tax credits to shareholders. Although in some cases a Fund (or an Underlying Fund as applicable) may be able to apply for a refund or a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.
A Fund’s or an Underlying Fund’s investment in REIT securities, derivative instruments and so called “passive foreign investment companies” may require the Fund or the Underlying Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund or an Underlying Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so. A Fund’s or an Underlying Fund’s investment in REIT securities may also result in the Fund’s or the Underlying Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund or the Underlying Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.
A Fund’s (or an Underlying Fund) transactions in derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s (or an Underlying Fund) use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the income test applicable to regulated investment companies, described in more detail in the Statement of Additional Information. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a Fund’s foreign currency gains to the extent that such income is not directly related to a Fund’s principal business of investing in stock or securities.
A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from a Fund, and therefore, may increase the amount of taxes payable by shareholders. For example, it is expected that a Fund will generally recognize ordinary income with respect to its investment in foreign currency forward contracts, but would generally not be able to offset against such ordinary income any losses recognized by an Underlying Fund or any losses with respect to sales of shares of an Underlying Fund. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

126  |   J.P. Morgan Exchange-Traded Funds

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
Availability of Proxy Voting Record
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.
Tax-Advantaged Product Structure
Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day’s next calculated NAV. For each of the Funds, except Emerging Markets Equity ETF, Shares are created and redeemed principally in kind. For Emerging Markets Equity ETF, Shares are created and redeemed partially in cash. The in-kind arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.
Other Information
For purposes of the Investment Company Act of 1940 (1940 Act), each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in a Fund (except Europe Currency Hedged ETF and International Currency Hedged ETF) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.
March 1, 2019  |  127

Financial Highlights
The financial highlights table is intended to help you understand a Fund’s financial performance for each of the past five fiscal years or the period of a Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with a Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.
To the extent a Fund invests in other funds, the total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
JPMorgan BetaBuilders Canada ETF
August 7, 2018 (a) through October 31, 2018	$24.65	$0.14	$(2.15)	$(2.01)	$(0.05)	$(0.05)
JPMorgan BetaBuilders Developed Asia ex-Japan ETF
August 7, 2018 (a) through October 31, 2018	25.36	0.22	(2.73)	(2.51)	(0.17)	(0.17)
JPMorgan BetaBuilders Europe ETF
June 15, 2018 (a) through October 31, 2018	24.79	0.13	(2.30)	(2.17)	(0.03)	(0.03)
JPMorgan BetaBuilders Japan ETF
June 15, 2018 (a) through October 31, 2018	24.79	0.24	(2.31)	(2.07)	—	—
(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(f)	Annualized for periods less than one year, unless otherwise indicated.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
128  |  J.P. Morgan Exchange-Traded Funds

			Ratios/Supplemental data
					Ratios to average net assets (f)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$22.59	$22.62	(8.18)%	(8.05)%	$2,044,698,826	0.19%(g)	2.55%	0.37%(g)	1%

22.68	22.69	(9.97)	(9.93)	603,313,934	0.19(g)	3.94	0.45(g)	2

22.59	22.64	(8.75)	(8.55)	1,314,930,292	0.09(g)	1.45	0.34(g)	2

22.72	22.68	(8.35)	(8.51)	2,336,087,667	0.19(g)	2.63	0.37(g)	5
March 1, 2019  |  129

Financial Highlights (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net Investment Income	Net realized gain (loss)	Total distributions
JPMorgan Diversified Return Emerging Markets Equity ETF
Year Ended October 31, 2018	$ 57.15	$ 1.59	$ (5.37)	$ (3.78)	$ (2.46)	$ —	$ (2.46)
Year Ended October 31, 2017	48.68	1.50	7.56	9.06	(0.59)	—	(0.59)
Year Ended October 31, 2016	45.23	1.04	3.72	4.76	(1.31)	—	(1.31)
January 7, 2015 (a) through October 31, 2015	50.00	1.29	(6.06)	(4.77)	—	—	—
JPMorgan Diversified Return Europe Currency Hedged ETF
Year Ended October 31, 2018	29.24	1.41(c)	(2.32)	(0.91)	(0.81)	—	(0.81)
Year Ended October 31, 2017	26.48	0.62(c)(k)	4.48	5.10	(0.53)	(1.81)	(2.34)
April 1, 2016 (a) through October 31, 2016	25.00	(0.07)(c)	1.55	1.48	—	—	—
JPMorgan Diversified Return Europe Equity ETF
Year Ended October 31, 2018	61.15	1.65	(6.36)	(4.71)	(3.00)	—	(3.00)
Year Ended October 31, 2017	49.88	1.57	10.82	12.39	(1.12)	—	(1.12)
December 18, 2015 (a) through October 31, 2016	50.00	1.39	(1.51)	(0.12)	—(j)	—	—(j)
JPMorgan Diversified Return Global Equity ETF
Year Ended October 31, 2018	61.00	1.42	(3.93)	(2.51)	(1.97)	—	(1.97)
Year Ended October 31, 2017	51.70	1.15	9.28	10.43	(1.13)	—	(1.13)
Year Ended October 31, 2016	50.53	1.14	0.99	2.13	(0.96)	—	(0.96)
Year Ended October 31, 2015	49.69	1.08	0.08	1.16	(0.32)	—	(0.32)
June 16, 2014 (a) through October 31, 2014	50.00	0.38	(0.69)	(0.31)	—	—	—
(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from underlying funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the NYSE Arca, Inc. Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(g)	Annualized for periods less than one year, unless otherwise indicated.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(i)	Does not include expenses of underlying funds.
(j)	Amount rounds to less than $0.005.
(k)	Amount reflects an out of period adjustment related to an expense reimbursement for acquired fund fees. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.56, the net investment income (loss) ratio would have been 2.10%, the net expense ratio would have been 0.07%, and the total return would have been 20.66%.
130  |  J.P. Morgan Exchange-Traded Funds

			Ratios/Supplemental data
					Ratios to average net assets (g)
Net asset value, end of period	Market price, end of period	Total return (d)(e)	Market price total return (d)(f)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$ 50.91	$ 50.83	(6.93)%	(7.43)%	$ 213,804,252	0.45%	2.80%	0.96%	53%
57.15	57.36	18.95	18.65	165,741,046	0.45	2.85	1.06	60
48.68	48.98	11.02	11.63	43,809,461	0.45	2.33	1.91	44
45.23	45.27	(9.54)	(9.46)	36,185,674	0.45(h)	3.18	2.07(h)	46

27.52	27.68	(3.18)	(2.78)	28,894,238	0.03(i)	4.95(c)	0.75(i)	7
29.24	29.29	20.87(k)	20.83	30,707,245	(0.14)(i)(k)	2.31(c)(k)	0.88(i)	12
26.48	26.52	5.96	6.08	26,483,268	0.49(h)(i)	(0.49)(c)	1.08(h)(i)	1

53.44	53.56	(8.11)	(8.33)	74,820,788	0.40	2.77	0.70	51
61.15	61.42	25.42	25.80	79,492,357	0.43	2.89	0.80	18
49.88	49.95	(0.23)	(0.09)	59,859,633	0.43(h)	3.14	1.14(h)	15

56.52	56.47	(4.34)	(4.65)	203,457,264	0.38	2.30	0.56	29
61.00	61.14	20.61	20.40	103,695,070	0.38	2.06	0.80	26
51.70	51.91	4.31	4.44	77,556,933	0.38	2.26	0.93	22
50.53	50.67	2.36	1.82	50,530,034	0.38	2.16	1.52	18
49.69	50.09	(0.62)	0.18	24,846,767	0.38(h)	2.01	5.19(h)	14
March 1, 2019  |  131

Financial Highlights (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain (loss)	Total distributions
JPMorgan Diversified Return International Currency Hedged ETF
Year Ended October 31, 2018	$ 30.17	$ 1.26(c)	$ (2.25)	$ (0.99)	$(0.66)	$ —	$(0.66)
Year Ended October 31, 2017	26.32	0.37(c)(l)	4.70	5.07	(0.39)	(0.83)	(1.22)
April 1, 2016 (a) through October 31, 2016	25.00	(0.07)(c)	1.39	1.32	—	—	—
JPMorgan Diversified Return International Equity ETF
Year Ended October 31, 2018	59.18	1.51	(5.29)	(3.78)	(2.30)	—	(2.30)
Year Ended October 31, 2017	50.00	1.43	8.57	10.00	(0.82)	—	(0.82)
Year Ended October 31, 2016	51.17	1.28	(1.37)(d)	(0.09)	(1.08)	—	(1.08)
November 5, 2014 (a) through October 31, 2015	50.00	1.39	(0.07)	1.32	(0.15)	—	(0.15)
JPMorgan Diversified Return U.S. Equity ETF
Year Ended October 31, 2018	68.52	1.39	1.88	3.27	(1.87)	—	(1.87)
Year Ended October 31, 2017	57.06	1.17	10.75	11.92	(0.46)	—	(0.46)
Year Ended October 31, 2016	54.13	1.10	2.09(d)	3.19	(0.26)	—	(0.26)
September 29, 2015 (a) through October 31, 2015	50.00	0.06	4.07	4.13	—	—	—
JPMorgan Diversified Return U.S. Mid Cap Equity ETF
Year Ended October 31, 2018	62.06	1.06	0.59	1.65	(1.47)	—	(1.47)
Year Ended October 31, 2017	51.65	0.89	10.02	10.91	(0.50)	—	(0.50)
May 11, 2016 (a) through October 31, 2016	50.00	0.42	1.23	1.65	—	—	—
JPMorgan Diversified Return U.S. Small Cap Equity ETF
Year Ended October 31, 2018	28.95	0.33	0.73	1.06	(0.43)	—	(0.43)
November 15, 2016 (a) through October 31, 2017	25.00	0.28	3.71	3.99	(0.04)	—	(0.04)
(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by the timing of distributions from underlying funds.
(d)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(e)	Not annualized for periods less than one year.
(f)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(g)	Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the NYSE Arca, Inc. Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(h)	Annualized for periods less than one year, unless otherwise indicated.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(j)	Does not include expenses of underlying funds.
(k)	Amount rounds to less than 1%.
(l)	Amount reflects an out of period adjustment related to an expense reimbursement for acquired fund fees. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, the net investment income (loss) ratio would have been 1.18%, the net expense ratio would have been 0.07%, and the total return would have been 19.84%.
132  |  J.P. Morgan Exchange-Traded Funds

			Ratios/Supplemental data
					Ratios to average net assets (h)
Net asset value, end of period	Market price, end of period	Total return (e)(f)	Market price total return (e)(g)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (e)

$ 28.52	$ 28.41	(3.42)%	(3.28)%	$ 31,366,788	0.03%(j)	4.20%(c)	0.67%(j)	6%
30.17	30.02	20.04(l)	19.30	48,274,467	(0.08)(j)(l)	1.33(c)(l)	0.76(j)	5
26.32	26.34	5.28	5.36	26,316,114	0.49(i)(j)	(0.49)(c)	1.14(i)(j)	4

53.10	52.98	(6.72)	(7.22)	1,444,332,261	0.40	2.57	0.44	28
59.18	59.36	20.35	20.30	1,159,887,006	0.43	2.63	0.51	29
50.00	50.17	(0.15)	0.41	470,042,716	0.43	2.56	0.75	27
51.17	51.05	2.65	2.40	92,113,607	0.43(i)	2.72	1.33(i)	20

69.92	69.93	4.74	4.70	559,362,329	0.19	1.95	0.41	32
68.52	68.55	20.99	21.02	356,298,771	0.21	1.83	0.47	27
57.06	57.08	5.92	5.90	125,538,258	0.29	1.95	0.90	22
54.13	54.16	8.26	8.32	10,826,623	0.29(i)	1.20	5.75(i)	—(k)

62.24	62.25	2.59	2.57	112,028,180	0.24	1.64	0.50	35
62.06	62.08	21.25	21.31	62,063,250	0.26	1.54	0.62	31
51.65	51.64	3.30	3.28	36,153,888	0.34(i)	1.69	1.02(i)	15

29.58	29.58	3.61	3.43	96,135,254	0.29	1.08	0.61	30
28.95	29.00	15.96	16.16	55,011,105	0.31(i)	1.08	0.97(i)	24
March 1, 2019  |  133

Financial Highlights (continued)
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
JPMorgan U.S. Dividend ETF
November 8, 2017 (a) through October 31, 2018	$25.00	$0.96	$(0.17)	$0.79	$(0.87)	$(0.87)
JPMorgan U.S. Minimum Volatility ETF
November 8, 2017 (a) through October 31, 2018	25.00	0.59	1.08	1.67	(0.53)	(0.53)
JPMorgan U.S. Momentum Factor ETF
November 8, 2017 (a) through October 31, 2018	25.00	0.35	0.95	1.30	(0.32)	(0.32)
JPMorgan U.S. Quality Factor ETF
November 8, 2017 (a) through October 31, 2018	25.00	0.52	1.52	2.04	(0.48)	(0.48)
JPMorgan U.S. Value Factor ETF
November 8, 2017 (a) through October 31, 2018	25.00	0.64	0.16	0.80	(0.59)	(0.59)
(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the NYSE Arca, Inc. Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(f)	Annualized for periods less than one year, unless otherwise indicated.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
134  |  J.P. Morgan Exchange-Traded Funds

			Ratios/Supplemental data
					Ratios to average net assets (f)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$ 24.92	$ 24.90	3.08%	2.99%	$ 27,411,126	0.12%(g)	3.81%	0.76%(g)	24%

26.14	26.14	6.69	6.69	27,445,770	0.12 (g)	2.33	0.76 (g)	17

25.98	25.99	5.17	5.21	28,575,370	0.12 (g)	1.32	0.74 (g)	44

26.56	26.56	8.15	8.15	29,215,267	0.12 (g)	2.01	0.74 (g)	22

25.21	25.21	3.12	3.12	28,986,509	0.12 (g)	2.52	0.75 (g)	26
March 1, 2019  |  135

How to Reach Us
MORE INFORMATION
For investors who want more information on the Funds the following documents are available free upon request:
ANNUAL AND SEMI-ANNUAL REPORTS
The Funds’ annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that have a significant effect on each Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPM ETF) or writing to:
J.P. Morgan Exchange-Traded Funds
270 Park Avenue
NY1-K108
New York, NY 10017
If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
You can write or e-mail the SEC’s Public Reference Section and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service.
Public Reference Section
Washington, DC 20549-1520
Email: publicinfo@sec.gov
Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.
Investment Company Act File No. for each Fund is 811-22903.

©JPMorgan Chase & Co., 2019. All rights reserved. March 2019.
PR-ETF-319

Prospectus
J.P. Morgan Exchange-Traded Funds
March 1, 2019
	Ticker	Listing Exchange
JPMorgan Diversified Alternatives ETF	JPHF	NYSE Arca
JPMorgan Event Driven ETF	JPED	NYSE Arca
JPMorgan Long/Short ETF	JPLS	NYSE Arca
JPMorgan Managed Futures Strategy ETF	JPMF	NYSE Arca
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).
Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Diversified Alternatives ETF
Ticker: JPHF
What is the goal of the Fund?
The Fund seeks to provide long-term total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of Shares in other investment companies, including affiliated money market funds, mutual funds, exchange-traded funds (ETFs) and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value (NAV) and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses[2,3]	0.47
Acquired Fund Fees and Expenses	0.08
Total Annual Fund Operating Expenses	1.15
Fee Waivers and/or Expense Reimbursements[4,5]	(0.30)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4,5]	0.85
1	Includes the operating expenses of Diversified Alternatives Fund CS Ltd., the Fund’s wholly-owned subsidiary.
2	Includes the advisory fee paid by the subsidiary to its adviser and other expenses of the subsidiary (excluding Acquired Fund Fees and Expenses).
3	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
4	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses inclusive of the subsidiary, (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
5	The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by the subsidiary to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	87	271	541	1,312
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 145% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund will seek to achieve its investment objective by allocating assets across several different investment strategies, including traditional and alternative investment strategies, such as those utilized by certain hedge funds. The strategies identified by the adviser for the Fund fall into the following broad categories: Equity Long/Short, Event Driven and Macro/Managed Futures strategies.
•	Equity Long/Short: Equity Long/Short strategies involve simultaneously investing in equities (i.e., investing long) that the adviser believes are attractive based on relevant return factors and taking short positions in equity securities that the adviser believes are unattractive based on the relevant return factors. As opposed to only holding long positions
March 1, 2019  |  1

JPMorgan Diversified Alternatives ETF (continued)
that the Fund’s adviser expects to outperform, taking short positions allows the Fund to more fully exploit insights in instruments that the adviser expects to underperform.
•	Event Driven: Event Driven strategies seek to profit from investing in securities of companies that the Fund’s adviser believes will be impacted by pending or anticipated corporate or special situation events. In executing this investment strategy, the Fund seeks to capture the price difference between a security’s market price and the anticipated value post-event, based on the assumption that an event or catalyst will affect future pricing. For example, merger arbitrage strategies seek to capitalize on price discrepancies and returns generated by a corporate transaction. The Fund will purchase the common stock of the company being acquired and may take a short position in the common stock of the acquirer in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the merger.
•	Macro/Managed Futures Strategies: These strategies aim to exploit macro-economic imbalances across the globe. The strategies may be implemented through a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities based on a systematic assessment of their attractiveness. For example, this strategy may invest in the long-end of the government bond markets with the highest inflation adjusted yields and take a short position in the long-end of the government bond markets with the lowest inflation adjusted yields. As an alternative example, the strategy may seek to exploit supply and demand imbalances that occur in a given commodity market by utilizing long and short exposures achieved through different derivative instruments.
The Fund will invest its assets based on a systematic investment process for securities selection and asset allocation.
Within these broad strategies the adviser believes that it has identified (and will continue to identify) a set of sources of return present in markets that result from, among other things, assuming a particular risk or taking advantage of a behavioral bias (each a “return factor”). The return factors identified by the adviser include equity based return factors, fixed income based return factors, currency based return factors and commodity based return factors. Each return factor represents a potential source of investment return, and the adviser allocates assets to a subset of return factors based on current investment opportunities. For example, the Fund seeks to achieve a higher return over time when investing in small cap stocks compared to large cap stocks due to the additional risks often posed by small cap stocks. The adviser may allocate assets to this “small cap return factor” by employing a strategy that purchases small cap stocks and takes a short position in large cap stocks in an attempt to capture the risk premium typically associated with investing in small cap companies relative to large cap companies. Additionally, the adviser may gain exposure to a
“momentum return factor” by employing a strategy that buys securities with strong positive price momentum and takes short positions in securities with strong negative price momentum. This strategy would seek to exploit a behavioral bias present in the market, in which investors tend to purchase securities that have recently performed well, thereby helping to contribute to continued positive price movement, and sell securities that have recently underperformed, thereby helping to contribute to continued negative price movement.
Under normal market conditions, the Fund seeks to achieve its investment objective by employing the investment strategies to access certain of these return factors. The adviser believes that, in general, the Fund’s investment returns are attributable to the individual contributions of the various return factors. By employing this return factor based approach, the Fund seeks to provide positive total returns over time while maintaining a relatively low correlation with traditional markets. The exposure to individual return factors may vary based on the market opportunity of the individual return factors. Not all return factors will necessarily be utilized at one time, and additional return factors may be identified over time.
The Fund will invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations), debt securities (including below investment grade and unrated debt securities), commodities (through its subsidiary) and currencies (including in emerging markets). The Fund may use both long and short positions (achieved primarily through the use of derivative instruments). The Fund generally will maintain a total net long market exposure, meaning that the Fund’s aggregate exposure will be greater to instruments that the adviser expects to outperform. When the total net market exposure is long, the Fund’s overall long exposure will be greater than its short exposure (its exposure to instruments that the adviser expects to underperform). However, the Fund may have net long, neutral or net short exposure to one or more sectors, individual markets and/or currencies based on the adviser’s view of whether a particular sector, market and/or currency is expected to outperform or underperform.
The adviser will make use of derivatives, including swaps, futures, options, and forward contracts, in implementing its strategies. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, will primarily be used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor. For example, in implementing Equity Long/Short strategies and Macro/Managed Futures

2  |   J.P. Morgan Exchange-Traded Funds

strategies, the Fund may use a total return swap1 to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. Derivatives may also be used to increase gain, to effectively gain targeted equity exposure from its cash positions, to hedge various investments and/or for risk management. As a result of the Fund’s and the Subsidiary’s (as defined below) use of derivatives and to serve as collateral, the Fund or the Subsidiary may hold significant amounts of U.S. Treasury obligations, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, foreign currencies in which certain derivatives are denominated and other short-term investments, including money market funds.
The Fund will gain exposure to commodity markets by investing indirectly up to 15% of its total assets in the Diversified Alternatives Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by the adviser. The Subsidiary will only invest in commodity futures contracts. However, the Subsidiary (unlike the Fund) may invest without limitation in such commodity futures contracts. The Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.
The amount that may be invested in any one instrument or investment strategy will vary and generally depend on the investment strategies and return factors employed by the adviser at that time. However, there are no stated percentage limitations on the amount that can be invested in any one type of instrument, and the adviser may, at times, focus on a smaller number of instruments. Moreover, the Fund is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may have both long and short exposure to these instruments. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments.
The Fund will purchase a particular instrument when the adviser believes that such instrument will allow the Fund to gain the desired exposure to a return factor. Conversely, the Fund will consider selling a particular instrument when it no longer provides the desired exposure to a return factor. In addition, investment decisions will take into account a return factor’s contribution to the Fund’s overall volatility. In allocating assets, the adviser seeks an approximately equal weight (based on risk terms rather than notional amounts) to its three primary strategies over the long term, although the exposure to individual return factors will vary based on, among other things, the opportunity the adviser sees in each individual return factor.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s NAV, market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Alternative Strategies and Return Factors Risks. The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein, including leverage risk and the risks described under “Derivatives Risk” and “Short Positions Risk.”
There can be no assurance that employing a return factor approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund’s returns over time or during any period may be negative, and the Fund may underperform the overall security markets over any time or during any particular period.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting

[1]	In this example, the total return swap is a contract in which one party makes payments based on a set rate while the other makes payments based on the return of the underlying assets. In our example, the swap will be based on the return of the designated long and short positions.
March 1, 2019  |  3

JPMorgan Diversified Alternatives ETF (continued)
individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.
Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies especially over the short term.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations due to limited public information on issuers.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate debt securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given that the Federal Reserve has been raising interest rates, the Fund may face a heightened level of interest rate risk.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counter-parties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Government Securities Risk. The Fund may invest in U.S. Treasury obligations and securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
Rolling Futures Contract Risk. The Fund will invest in and have exposure to futures contracts and is subject to risks related to rolling. Rolling occurs when the Fund closes out of a futures contract as it nears its expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold futures contracts through expiration, but instead intends to “roll” its futures positions. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures

4  |   J.P. Morgan Exchange-Traded Funds

contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund. The adviser will utilize active management techniques to seek to mitigate the negative impact or, in certain cases, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.
Commodity Risk. Exposure to commodities and commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s NAV), and there can be no assurance that the Fund’s use of leverage will be successful. In addition, to the extent that the Fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Short Positions Risk. The Fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially unlimited in a short position transaction. Short positions are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.
Derivatives Risk. Derivatives, including swaps, futures, options, and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives. Investing in derivatives will result in a form of leverage, which may be significant. Leverage involves special risks. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment.
In addition to the risks associated with derivatives in general, the Fund may also be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition,
March 1, 2019  |  5

JPMorgan Diversified Alternatives ETF (continued)
there is the risk that the swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.
Subsidiary and Tax Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and is not subject to all the investor protections of the 1940 Act.
Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.
The Fund has not received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. The Fund relies on the underlying principles of private letter rulings from the IRS to other taxpayers with respect to its investment in the Subsidiary. There can be no assurance that the IRS will not change its position that income derived from wholly-owned subsidiaries is qualifying income. The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations, court decisions and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments. To the extent the models used by the adviser or the information and data supplied by third parties are incorrect or incomplete, the decisions made by the adviser in reliance thereon will expose the Fund to potential risks and could lead to the Fund incurring losses on its investments.
Illiquidity Risk. Lack of liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular

6  |   J.P. Morgan Exchange-Traded Funds

industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the ICE BofAML US 3-Month Treasury Bill Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	1st quarter, 2017	1.41%
Worst Quarter	4th quarter, 2018	-3.69%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 09/12/2016)
SHARES
Return Before Taxes	-7.82%	-1.32%
Return After Taxes on Distributions	-7.82	-1.48
Return After Taxes on Distributions and Sale of Fund Shares	-4.63	-1.07
ICE BOFAML 3-MONTH US TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	1.87	1.24
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2016	Managing Director
Wei (Victor) Li	2016	Executive Director
Alistair Lowe	2019	Managing Director
March 1, 2019  |  7

JPMorgan Diversified Alternatives ETF (continued)
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities and an amount of cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-
advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8  |   J.P. Morgan Exchange-Traded Funds

JPMorgan Event Driven ETF
Ticker: JPED
What is the goal of the Fund?
The Fund seeks to provide long-term total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of Shares in other investment companies, including affiliated money market funds, mutual funds, exchange-traded funds (ETFs) and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value (NAV) and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses[1]	1.09
Acquired Fund Fees and Expenses	0.12
Total Annual Fund Operating Expenses	1.96
Fee Waivers and/or Expense Reimbursements[2]	(1.11)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.85
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	87	271	728	1,996
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (November 29, 2017 through October 31, 2018), the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to achieve its investment objective by employing an event-driven investment strategy, primarily investing in companies that the Fund’s adviser believes will be impacted by pending or anticipated corporate or special situation events. It will do so based on its systematic investment process. The adviser believes it has identified (and will continue to identify) a set of event-driven sources of investment return that have a low correlation to each other and to traditional markets and have distinct risk and return profiles (each a “return factor”). In executing this investment strategy, the Fund seeks to capture the price difference between a security’s market price and the anticipated value post-event, based on the assumption that an event or catalyst will affect future pricing.
Each return factor represents a potential source of investment return that results from, among other things, assuming a risk relating to a particular corporate or special situation event or taking advantage of a behavioral bias. For example, as a result of behavioral biases, investors tend to show an aversion to companies with recent bankruptcies which suppresses their stock prices and creates potential upside for those willing to bear the risk of additional bankruptcy. The adviser believes that, in general, the Fund’s event-driven investment returns are attributable to the individual contributions of the various return
March 1, 2019  |  9

JPMorgan Event Driven ETF (continued)
factors. By employing this return factor based approach, the Fund seeks to provide positive total returns over time while maintaining a relatively low correlation with traditional markets.
The exposure to individual return factors may vary based on the market opportunity of the individual return factors. For example, the return factors that the adviser may utilize include, but are not limited to, the following:
•	merger arbitrage — seeks to capitalize on price discrepancies and returns generated by a corporate transaction. The Fund will purchase the common stock of the company being acquired and may take a short position in the common stock of the acquirer in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the merger
•	activism tracking — invests in companies that are the target of activist investors
•	share buybacks — attempts to exploit the outperformance of a company engaged in a share buyback program
•	parents and spinoffs — attempts to capture positive performance of a parent company after the spinoff announcement; this typically leads to a revaluation of the company
•	index arbitrage — attempts to profit from the price changes of assets as they are added to or deleted from indices
•	post-reorganization equities — attempts to profit from the mispricing of companies as they emerge from bankruptcy
Not all return factors will necessarily be utilized at one time, and additional return factors may be identified over time.
The Fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets. The Fund may use both long and short positions (achieved primarily through the use of derivative instruments). The Fund generally will maintain a total net long market exposure, meaning that the Fund’s aggregate exposure will be greater to instruments that the adviser expects to outperform. When the total net market exposure is long, the Fund’s overall long exposure will be greater than its short exposure (its exposure to instruments that the adviser expects to underperform). However, the Fund may have aggregate long or neutral exposure to one or more sectors, individual markets and/or currencies based on the adviser’s view of whether a particular industry sector, market and/or currency is expected to outperform or underperform. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations.
The adviser will make use of derivatives, including swaps, futures, options and forward contracts, in implementing its strategies. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, will primarily be used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor. For example, the Fund may use a total return swap1 to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. Derivatives may also be used to increase gain, to effectively gain targeted exposure from its cash positions, to hedge various investments and/or for risk management. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may hold significant amounts of U.S. Treasury obligations, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, obligations of other sovereign governments, and foreign currencies in which certain derivatives are denominated and short-term investments, including money market funds.
The amount that may be invested in any one instrument will vary and generally depend on the return factors employed by the adviser at that time. However, there are no stated percentage limitations on the amount that can be invested in any one type of instrument, and the adviser may, at times, focus on a smaller number of instruments. The Fund is generally unconstrained by any particular capitalization, style or sector and, as a main investment strategy, may invest in any developed region or country. The Fund may have both long and short exposure to these instruments. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments.
The Fund will purchase a particular instrument when the adviser believes that such instrument will allow the Fund to gain the desired exposure to a return factor. Conversely, the Fund will consider selling a particular instrument when it no longer provides the desired exposure to a return factor. In addition, investment decisions will take into account a return factor’s contribution to the Fund’s overall volatility. In allocating assets, the adviser seeks to approximately balance risk to the individual return factors over the long term, although the exposure to individual return factors will vary based on, among other things, the opportunity the adviser sees in each individual return factor.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

1	In this example, the total return swap is a contract in which one party makes payments based on a set rate while the other makes payments based on the return of the underlying assets. In our example, the swap will be based on the return of the designated long and short positions.
10  |  J.P. Morgan Exchange-Traded Funds

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s NAV, market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Event Driven Strategy Risk. The success of the Fund’s event driven strategy depends on the outcomes of various corporate events. When the adviser determines that such an event may occur, the adviser may purchase securities whose risk profile differs from that typical of the asset class. For example, the Fund may invest in the stock of the target of a cash-only merger. Such a stock may be substantially less volatile than is usual for equities, but the stock is also exposed to the risk of a drop in price back to the pre-announcement level, which could be substantially below the Fund’s purchase price. The Fund may also invest in companies involved in spin-offs, share buy-backs, index reconstitutions or other special situations. The consummation of mergers, exchange offers, tender offers and other similar transactions or of restructurings, liquidations, spin-offs or other special situations can be prevented or delayed, or the terms changed, by a variety of factors. If the proposed transaction later appears unlikely to be consummated or is delayed, the market price of the securities may decline sharply by more than the difference between the purchase price and the anticipated consideration to be paid, resulting in a loss to the Fund. These risks are in addition to those risks with direct investments in securities described herein, including leverage risk and the risks described under “Derivatives Risk” and “Short Positions Risk.”
There can be no assurance that employing a return factor approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund’s returns over time or during any period may be negative, and the Fund may underperform the overall security markets over any time or during any particular period.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredict-
ably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term.
Foreign Securities Risk. Investments in foreign issuers and foreign securities are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
March 1, 2019  |  11

JPMorgan Event Driven ETF (continued)
Short Positions Risk. The Fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially unlimited in a short position transaction. Short positions are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.
Derivatives Risk. Derivatives, including swaps, futures, options, and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives. Investing in derivatives will result in a form of leverage, which may be significant. Leverage involves special risks. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment.
In addition to the risks associated with derivatives in general, the Fund may also be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The
Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition, there is the risk that the swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.
Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments. To the extent the models used by the adviser or the information and data supplied by third parties are incorrect or incomplete, the decisions made by the adviser in reliance thereon will expose the Fund to potential risks and could lead to the Fund incurring losses on its investments.
Illiquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.
Government Securities Risk. The Fund may invest in U.S. Treasury obligations and securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an

12  |   J.P. Morgan Exchange-Traded Funds

active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities in-kind.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the
Fund. It compares that performance to the ICE BofAML US 3-Month Treasury Bill Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	2nd quarter, 2018	4.89%
Worst Quarter	4th quarter, 2018	-8.19%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 11/29/2017)
SHARES
Return Before Taxes	-3.84%	-3.13%
Return After Taxes on Distributions	-5.14	-4.36
Return After Taxes on Distributions and Sale of Fund Shares	-2.21	-2.86
ICE BOFAML 3-MONTH US TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	1.87	1.83
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
March 1, 2019  |  13

JPMorgan Event Driven ETF (continued)
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Wei (Victor) Li	2017	Executive Director
Alistair Lowe	2019	Managing Director
Jonathan Msika	2017	Vice President
Joe Staines	2017	Vice President
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities and an amount of cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14  |   J.P. Morgan Exchange-Traded Funds

JPMorgan Long/Short ETF
Ticker: JPLS
What is the goal of the Fund?
The Fund seeks to provide long-term total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses[1]	1.34
Total Annual Fund Operating Expenses	1.94
Fee Waivers and/or Expense Reimbursements[2]	(1.25)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.69
1	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.69% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimburse-
ments shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	70	221	675	1,937
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (January 23, 2018 through October 31, 2018), the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to profit from the relative returns of equity securities by maintaining long and short positions. It will do so based on a systematic investment process. The adviser believes it has identified (and will continue to identify) a set of investment return sources that have a low correlation to each other and to traditional markets and have distinct risk and return profiles (each a “return factor”).
Under normal market conditions, the Fund employs the Equity Long/Short strategy to access certain return factors. The strategy involves simultaneously investing in equities (i.e., investing long) that the adviser believes are attractive based on relevant return factors and taking short positions in equity securities that the adviser believes are unattractive based on relevant return factors. As opposed to only holding long positions that the Fund’s adviser expects to outperform, taking short positions allows the Fund to more fully exploit insights in instruments that the adviser expects to underperform.
Each return factor represents a potential source of investment return that results from, among other things, assuming a risk relating to the return factors described below or taking advantage of a behavioral bias. For example, a strategy relating to a momentum return factor would seek to exploit a behavioral bias present in the market, in which investors tend to purchase securities that have recently performed well, thereby helping to contribute to continued positive price movement, and sell securities that have recently performed poorly, thereby helping to contribute to continued negative price movement. The adviser believes that, in general, the Fund’s investment returns are attributable to the individual contributions of the various
March 1, 2019  |  15

JPMorgan Long/Short ETF (continued)
return factors. By employing this return factor based approach, the Fund seeks to provide positive total returns over time while maintaining a relatively low correlation with traditional markets.
The exposure to individual return factors may vary based on the market opportunity of the individual return factors. For example, the return factors that the adviser may utilize include, but are not limited to, the following:
•	Value — the Fund seeks to purchase “cheap” stocks based on the ratios of their price to certain company characteristics and take short positions in stocks that are relatively more expensive based on the same considerations
•	Momentum — the Fund seeks to capture the tendency that a security’s recent performance may continue in the near future. This is achieved by purchasing stocks that have appreciated in value more (or depreciated less) than others and by taking short positions in stocks that have appreciated less (or depreciated more)
•	Size — the Fund seeks to purchase small cap stocks and take short positions in large cap stocks
•	Quality — the Fund seeks to buy high quality stocks and take short positions in lower ranked stocks
Not all return factors will necessarily be utilized at one time, and additional return factors may be identified over time.
The Fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets. The Fund may use both long positions (held directly or through the use of derivative instruments) and short positions (achieved primarily through the use of derivative instruments). The Fund generally will maintain a total net long market exposure under normal market conditions, meaning that the Fund’s aggregate exposure will be greater to instruments that the adviser expects to outperform. When the total net market exposure is long, the Fund’s overall long exposure will be greater than its short exposure (its exposure to instruments that the adviser expects to underperform). However, the Fund may have aggregate long, neutral, or aggregate short exposure to one or more sectors, individual markets and/or currencies based on the adviser’s view of whether a particular sector, market and/or currency is expected to outperform or underperform. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations.
The adviser will make use of derivatives, including swaps, futures, options and forward contracts, in implementing its strategy. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives in addition to its exposure through direct investment. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, will primarily be used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor. For example, the Fund may use a total return swap1 to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. Derivatives may also be used to increase gain, to effectively gain targeted exposure from its cash positions, to hedge various investments and/or for risk management. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may hold significant amounts of U.S. Treasury obligations, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, obligations of other sovereign governments or supranational entities, and foreign currencies in which certain derivatives are denominated and short-term investments, including money market funds.
The amount that may be invested in any one instrument will vary and generally depend on the return factors employed by the adviser at that time. There are no stated percentage limitations on the amount that can be invested in any one type of instrument, and the adviser may, at times, focus on a smaller number of instruments. The Fund is generally unconstrained by any particular capitalization, style or sector and, as a main investment strategy, may invest in any developed region or country. The Fund may have both long and short exposure to these instruments. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments.
The Fund will purchase a particular instrument when the adviser believes that such instrument will allow the Fund to gain the desired exposure to a return factor. Conversely, the Fund will consider selling a particular instrument when it no longer provides the desired exposure to a return factor. In addition, investment decisions will take into account a return factor’s contribution to the Fund’s overall volatility. In allocating assets, the adviser seeks to approximately balance risk to the individual return factors over the long term, although the exposure to individual return factors will vary based on, among other things, the opportunity the adviser sees in each individual return factor.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

[1]	In this example, the total return swap is a contract in which one party makes payments based on a set rate while the other makes payments based on the return of the underlying assets. In our example, the swap will be based on the return of the designated long and short positions.
16  |  J.P. Morgan Exchange-Traded Funds

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s NAV, market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Long/Short Strategy and Return Factors Risk. The success of the Fund’s strategy depends on the adviser’s ability to profit from differences in the returns of certain securities by maintaining long and short positions. For example, within the quality return factor, the Fund will seek to buy high quality stocks and take short positions in lower ranked stocks. There is no guarantee that its strategy will succeed and the long/short positions may subject the Fund to greater volatility and loss. These risks are in addition to those risks with direct investments in securities described herein, including leverage risk and the risks described under “Derivatives Risk” and“Short Positions Risk.”
There can be no assurance that employing a return factor approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund’s returns over time or during any period may be negative, and the Fund may underperform the overall security markets over any time or during any particular period.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity securities issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies, especially over the short term.
Foreign Securities Risk. Investments in foreign issuers and foreign securities are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Short Positions Risk. The Fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially unlimited in a short position transaction. Short positions are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to
March 1, 2019  |  17

JPMorgan Long/Short ETF (continued)
accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.
Derivatives Risk. Derivatives, including swaps, futures, options, and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives. Investing in derivatives will result in a form of leverage, which may be significant. Leverage involves special risks. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment.
In addition to the risks associated with derivatives in general, the Fund may also be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition, there is the risk that the swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.
Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments. To the extent the models used by the adviser or the information and data supplied by third parties are incorrect or incomplete, the decisions made by the adviser in reliance thereon will expose the Fund to potential risks and could lead to the Fund incurring losses on its investments.
Illiquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.
Government Securities Risk. The Fund may invest in U.S. Treasury obligations and securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below

18  |   J.P. Morgan Exchange-Traded Funds

or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities in-kind.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
The Fund has not operated for a full calendar year as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2018	Managing Director
Wei (Victor) Li	2018	Executive Director
Alistair Lowe	2019	Managing Director
Jonathan Msika	2018	Vice President
Yegang (Steven) Wu	2018	Analyst
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities and an amount of cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
March 1, 2019  |  19

JPMorgan Long/Short ETF (continued)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20  |   J.P. Morgan Exchange-Traded Funds

JPMorgan Managed Futures Strategy ETF
Ticker: JPMF
What is the goal of the Fund?
The Fund seeks to provide long-term total return.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of Shares in other investment companies, including affiliated money market funds, mutual funds, exchange-traded funds (ETFs) and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value (NAV) and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses[2,3]	0.84
Acquired Fund Fees and Expenses	0.17
Total Annual Fund Operating Expenses	1.51
Fee Waivers and/or Expense Reimbursements[4,5]	(0.92)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4,5]	0.59
1	Includes operating expenses of Managed Futures Fund CS Ltd., the Fund’s wholly owned subsidiary.
2	Includes the advisory fee paid by the subsidiary to its adviser and other expenses of the subsidiary (excluding Acquired Fund Fees and Expenses).
3	“Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.
4	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses inclusive of the subsidiary, (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.59% of the average daily net assets of the Fund. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund's investment in such money market funds. These waivers are in effect through 2/28/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
5	The Fund’s adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid by the subsidiary to its adviser. This waiver will continue in effect so long as the Fund invests in the subsidiary and may not be terminated without approval by the Fund’s Board.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/28/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
SHARES ($)	60	189	545	1,549
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal period (December 5, 2017 through October 31, 2018), the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
What are the Fund’s main investment strategies?
Through the adviser’s systematic investment process, the Fund seeks to achieve its investment objective by investing globally to exploit opportunities across a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities based on the adviser’s assessment of their attractiveness. Within these strategies, the adviser believes it has identified (and will continue to identify) a set of investment return sources that have a low correlation to each other and to traditional markets and have distinct risk and return profiles (each a “return factor”).
Under normal market conditions, the Fund employs the Managed Futures strategy to access certain return factors. Each return factor represents a potential source of investment return
March 1, 2019  |  21

JPMorgan Managed Futures Strategy ETF (continued)
that results from, among other things, assuming a risk relating to the return factors described below or taking advantage of a behavioral bias. For example, a strategy relating to a momentum return factor would seek to exploit a behavioral bias present in the market, in which investors tend to purchase securities that have recently performed well, thereby helping to contribute to continued positive price movement, and sell securities that have recently performed poorly, thereby helping to contribute to continued negative price movement. The adviser believes that, in general, the Fund’s investment returns are attributable to the individual contributions of the various return factors. By employing this return factor based approach, the Fund seeks to provide positive total returns over time while maintaining a relatively low correlation with traditional markets.
The exposure to individual return factors may vary based on the market opportunity of the individual return factors. For example, the return factors that the adviser may utilize include, but are not limited to, the following:
•	Momentum — These strategies seek to capture the tendency that an asset’s recent performance based on its price will continue in the near future. The Fund seeks to choose investments that have performed relatively well over those that have underperformed over the medium-term. The Fund will implement the momentum return factor in the following ways:
•	Looking at the relative value of prices of commodities and developed market currencies over time. The Fund intends to invest in futures or forward contracts to hold the best opportunities long while also taking short positions in the worst opportunities within these asset classes.
•	Looking across developed market fixed income, developed market equity indices and international (including emerging market) commodities, the Fund seeks to utilize futures contracts to exploit price momentum trends across the asset classes. At any particular time, the Fund may hold only long or only short futures in a particular asset class as part of this strategy.
•	Carry Trades — In the carry strategies, the Fund seeks to take a short position in a low yielding instrument while also taking a long position in another instrument that is higher yielding. The strategies seek to capture the tendency for higher yielding assets to provide higher returns than lower-yielding assets. The Fund implements these strategies through derivatives instead of holding long and shorting securities physically. The Fund uses the following asset classes in implementing this strategy:
•	Fixed Income — the Fund seeks to benefit from differences in the yields of interest rates, caused by uncertainty in interest rates. The Fund invests in instruments with higher interest rate yields and takes short positions in those with lower yields.
•	Currency — the Fund seeks to benefit from differences in the relative yields of various currencies. The Fund invests in higher yielding currencies and takes short positions in those with lower yields.
•	Commodities — the Fund seeks to benefit from differences in the price of commodities futures contracts trading below the expected market price at contract maturity and those trading above the expected market price at contract maturity.
For example, the Fund may invest in the long-end of the government bond markets with the highest inflation adjusted yields and takes a short position in the long-end of the government bond markets with the lowest inflation adjusted yields. As an alternative example, the Fund may seek to exploit supply and demand imbalances that occur in a given commodity market by utilizing long and short exposures achieved through different derivative instruments.
Not all return factors will necessarily be utilized at one time, and additional return factors may be identified over time.
The Fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets, debt securities (including below investment grade or high yield securities), commodities (through its subsidiary as described below) and currencies (including in emerging markets). The Fund may invest in fixed income securities of any average weighted maturity or duration. The Fund may use both long and short positions (achieved primarily through the use of derivative instruments). The Fund may maintain a total net long market exposure, meaning that the Fund’s long exposure will be greater than its short exposure; neutral aggregate exposure, where the long and short exposure will be equal; or total net short exposure, meaning that the Fund’s short exposure will be greater than its long exposure. In addition, the Fund may have aggregate long or aggregate short exposure to one or more sectors, individual markets and/or currencies based on the adviser’s view of whether a particular sector, market or currency is expected to outperform or underperform. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations.
The adviser will make use of derivatives, including swaps, futures, options and forward contracts, in implementing its strategies. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, will primarily be used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor. Derivatives may also be used to increase gain, to effectively gain targeted exposure from its cash positions, to hedge various investments and/or for risk management. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may hold significant

22  |   J.P. Morgan Exchange-Traded Funds

amounts of U.S. Treasury obligations, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, obligations of other sovereign governments or supranational entities, and foreign currencies in which certain derivatives are denominated and short-term investments, including money market funds.
The Fund will gain exposure to commodity markets indirectly by investing up to 20% of its total assets in the Managed Futures Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by the adviser. The Subsidiary will invest in commodity futures contracts and swaps. However, the Subsidiary (unlike the Fund) may invest without limitation in such commodity futures contracts. The Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.
The amount that may be invested in any one instrument will vary and generally depend on the return factors employed by the adviser at that time. However, there are no stated percentage limitations on the amount that can be invested in any one type of instrument, and the adviser may, at times, focus on a smaller number of instruments. Moreover, the Fund is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country. The Fund may have both long and short exposure to these instruments. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments.
The Fund will purchase a particular instrument when the adviser believes that such instrument will allow the Fund to gain the desired exposure to a return factor. Conversely, the Fund will consider selling a particular instrument when it no longer provides the desired exposure to a return factor. In addition, investment decisions will take into account a return factor’s contribution to the Fund’s overall volatility. In allocating assets, the adviser seeks to approximately balance risk to the individual return factors over the long term, although the exposure to individual return factors will vary based on, among other things, the opportunity the adviser sees in each individual return factor.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s NAV, market price, performance and ability to meet its investment objective.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Managed Futures Strategies and Return Factors Risks. The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein, including leverage risk and the risks described under “Derivatives Risk” and “Short Positions Risk.”
There can be no assurance that employing a return factor approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund’s returns over time or during any period may be negative, and the Fund may underperform the overall security markets over any time or during any particular period.
Rolling Futures Contract Risk. The Fund will invest in and have exposure to futures contracts and is subject to risks related to rolling. Rolling occurs when the Fund closes out of a futures contract as it nears its expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold futures contracts through expiration, but instead intends to “roll” its futures positions. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer
March 1, 2019  |  23

JPMorgan Managed Futures Strategy ETF (continued)
months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund. The adviser will utilize active management techniques to seek to mitigate the negative impact or, in certain cases, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, the value of your investment in the Fund decreases in value.
Smaller Company Risk. Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of securities of large capitalization companies especially over the short term.
Foreign Securities and Emerging Markets Risk. Investments in foreign issuers and foreign securities are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations due to limited public information on issuers.
Geographic Focus Risk. The Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate debt securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given that the Federal Reserve has been raising interest rates, the Fund may face a heightened level of interest rate risk.
Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counter-parties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Government Securities Risk. The Fund may invest in U.S. Treasury obligations and securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.
Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

24  |   J.P. Morgan Exchange-Traded Funds

Commodity Risk. Exposure to commodities and commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s NAV), and there can be no assurance that the Fund’s use of leverage will be successful. In addition, to the extent that the Fund gains exposure to an asset through synthetic replication by investing in commodity-linked investments rather than directly in the asset, it may not have a claim on the applicable underlying asset and will be subject to enhanced counterparty risk.
Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund. Although the Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. In addition, the Fund’s use of currency hedging may not be successful and the use of such strategies may lower the Fund’s potential returns.
Short Positions Risk. The Fund will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially unlimited in a short position transaction. Short positions are speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security. Furthermore, taking short positions in securities results in a form of leverage which may cause the Fund to be more volatile.
Derivatives Risk. Derivatives, including swaps, futures, options, and forward contracts, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives. Investing in derivatives will result in a form of leverage, which may be significant. Leverage involves special risks. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment.
In addition to the risks associated with derivatives in general, the Fund may also be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition, there is the risk that the swap may be terminated by the Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.
Subsidiary and Tax Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are
March 1, 2019  |  25

JPMorgan Managed Futures Strategy ETF (continued)
described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and is not subject to all the investor protections of the 1940 Act.
Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.
The Fund has not received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. The Fund relies on the underlying principles of private letter rulings from the IRS to other taxpayers with respect to its investment in the Subsidiary. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations, court decisions and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments. To the extent the models used by the adviser or the information and data supplied by third parties are incorrect or incomplete, the decisions made by the adviser in reliance thereon will expose the Fund to potential risks and could lead to the Fund incurring losses on its investments.
Illiquidity Risk. Lack of liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity may also cause the value of investments to decline. Illiquid investments may also be difficult to value.
High Portfolio Turnover Risk. The Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
ETF Shares Trading Risk. Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and are bought and sold in the secondary market at market prices. The market prices of Shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and supply and demand for Shares. The adviser cannot predict whether Shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. During such periods, you may incur significant losses if you sell your Shares.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the corresponding premium or discount to the Shares’ NAV may widen.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the Fund’s Share values may fluctuate in response to events affecting that industry or sector.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities

26  |   J.P. Morgan Exchange-Traded Funds

in kind. As such, investments in Shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Non-Diversified Fund Risk. The Fund is non-diversified and may invest in a smaller number of instruments than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a Fund which invests in more securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Shares over the past calendar year. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the ICE BofAML US 3-Month Treasury Bill Index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-844-457-6383 (844-4JPM ETF).
YEAR-BY-YEAR RETURNS
Best Quarter	2Q and 3Q 2018	-0.16%
Worst Quarter	1Q 2018	-2.96%
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Life of Fund (since 12/05/2017)
SHARES
Return Before Taxes	-5.71%	-5.28%
Return After Taxes on Distributions	-5.97	-5.54
Return After Taxes on Distributions and Sale of Fund Shares	-3.38	-4.13
ICE BOFAML 3-MONTH US TREASURY BILL INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	1.87	1.84
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
J.P. Morgan Investment Management Inc.
Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Yazann Romahi	2017	Managing Director
Wei (Victor) Li	2017	Executive Director
Alistair Lowe	2019	Managing Director
Joe Staines	2017	Vice President
Purchase and Sale of Shares
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The Fund generally issues and redeems Creation Units in return for a designated portfolio of securities and an amount of cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV. Certain affiliates of the Fund and the adviser may purchase and resell Shares pursuant to this prospectus.
March 1, 2019  |  27

JPMorgan Managed Futures Strategy ETF (continued)
Tax Information
To the extent the Fund makes distributions, those distributions will be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser and its related companies may pay the financial intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28  |   J.P. Morgan Exchange-Traded Funds

More About the Funds
Additional Information About the Funds’ Investment Strategies
Main Investment Strategies
Each Fund is an ETF, which is a fund that trades like other publicly-traded securities. Each Fund is not an index fund. Each Fund is actively managed and does not seek to replicate the performance of a specified index.
Diversified Alternatives ETF
The investment objective and policies of Diversified Alternatives ETF are similar to other funds advised by the adviser or its affiliates. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds. A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and the fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
The Fund will seek to achieve its investment objective by allocating assets across several different investment strategies, including traditional and alternative investment strategies, such as those utilized by certain hedge funds. The strategies identified by the adviser for the Fund fall into the following broad categories: Equity Long/Short, Event Driven and Macro/Managed Futures strategies. The Fund may employ the following investment strategies, although strategies may be added or removed from the list from time to time.
•	Equity Long/Short: Equity Long/Short strategies involve simultaneously investing in equities (i.e., investing long) that the adviser believes are attractive based on relevant return factors and taking short positions in equity securities that the adviser believes are unattractive based on the relevant return factors. As opposed to only holding long positions that the Fund’s adviser expects to outperform, taking short positions allows the Fund to more fully exploit insights in instruments that the adviser expects to underperform.
•	Event Driven: Event Driven strategies seek to profit from investing in securities of companies that the Fund’s adviser believes will be impacted by pending or anticipated corporate or special situation events. In executing this investment strategy, the Fund seeks to capture the price difference between a security’s market price and the anticipated value post-event, based on the assumption that an event or catalyst will affect future pricing. For example, merger arbitrage strategies seek to capitalize on price discrepancies and returns generated by a corporate transaction. The Fund will purchase the common stock of the company being acquired and may take a short position in the common stock of the acquirer in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the merger.
•	Macro/Managed Futures Strategies: These strategies aim to exploit macro-economic imbalances across the globe. The strategies may be implemented through a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities based on a systematic assessment of their attractiveness. For example, this strategy may invest in the long-end of the government bond markets with the highest inflation adjusted yields and take a short position in the long-end of the government bond markets with the lowest inflation adjusted yields. As an alternative example, the strategy may seek to exploit supply and demand imbalances that occur in a given commodity market by utilizing long and short exposures achieved through different derivative instruments.
The Fund will invest its assets based on a systematic investment process for securities selection and asset allocation.
Within these broad strategies the adviser believes that it has identified (and will continue to identify) a set of sources of return present in markets that result from, among other things, assuming a particular risk or taking advantage of a behavioral bias (each a “return factor”). The return factors identified by the adviser include equity based return factors, fixed income based return factors, currency based return factors and commodity based return factors. Each return factor represents a potential source of investment return, and the adviser allocates assets to a subset of return factors based on current investment opportunities. For example, the Fund seeks to achieve a higher return over time when investing in small cap stocks compared to large cap stocks due to the additional risks often posed by small cap stocks. The adviser may allocate assets to this “small cap return factor” by employing a strategy that purchases small cap stocks and takes a short position in large cap stocks in an attempt to capture the risk premium typically associated with investing in small cap companies relative to large cap companies. Additionally, the adviser may gain exposure to a “momentum return factor” by employing a strategy that buys securities with strong positive price momentum and takes short positions in securities with strong negative price momentum.

March 1, 2019  |  29

More About the Funds (continued)
This strategy would seek to exploit a behavioral bias present in the market, in which investors tend to purchase securities that have recently performed well, thereby helping to contribute to continued positive price movement, and sell securities that have recently underperformed, thereby helping to contribute to continued negative price movement.
Under normal market conditions, the Fund seeks to achieve its investment objective by employing the investment strategies to access certain of these return factors. The adviser believes that, in general, the Fund’s investment returns are attributable to the individual contributions of the various return factors. By employing this return factor based approach, the Fund seeks to provide positive total returns over time while maintaining a relatively low correlation with traditional markets. The exposure to individual return factors may vary based on the market opportunity of the individual return factors. Not all return factors will necessarily be utilized at one time, and additional return factors may be identified over time.
The Fund will invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations), debt securities (including below investment grade and unrated debt securities), commodities (through its subsidiary) and currencies (including in emerging markets). The Fund may use both long and short positions (achieved primarily through the use of derivative instruments). The Fund generally will maintain a total net long market exposure, meaning that the Fund’s aggregate exposure will be greater to instruments that the adviser expects to outperform. When the total net market exposure is long, the Fund’s overall long exposure will be greater than its short exposure (its exposure to instruments that the adviser expects to underperform). However, the Fund may have net long, neutral or net short exposure to one or more sectors, individual markets and/or currencies based on the adviser’s view of whether a particular sector, market and/or currency is expected to outperform or underperform.
The adviser will make use of derivatives, including swaps, futures, options and forward contracts, in implementing its strategies. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, will primarily be used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor. For example, in implementing Equity Long/Short strategies and Macro/Managed Futures strategies, the Fund may use a total return swap1 to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. Derivatives may also be used to increase gain, to effectively gain targeted equity exposure from its cash positions, to hedge various investments and/or for risk management. As a result of the Fund’s and the Subsidiary’s (as defined below) use of derivatives and to serve as collateral, the Fund or the Subsidiary may hold significant amounts of U.S. Treasury obligations, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, foreign currencies in which certain derivatives are denominated and other short-term investments, including money market funds.
The Fund will gain exposure to commodity markets by investing indirectly up to 15% of its total assets in the Diversified Alternatives Fund CS Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary). The Subsidiary is also advised by the adviser. The Subsidiary will only invest in commodity futures contracts. However, the Subsidiary (unlike the Fund) may invest without limitation in such commodity futures contracts. The Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.
The amount that may be invested in any one instrument or investment strategy will vary and generally depend on the investment strategies and return factors employed by the adviser at that time. However, there are no stated percentage limitations on the amount that can be invested in any one type of instrument, and the adviser may, at times, focus on a smaller number of instruments. Moreover, the Fund is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country, including emerging markets. The Fund may have both long and short exposure to these instruments. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments.
The Fund will purchase a particular instrument when the adviser believes that such instrument will allow the Fund to gain the desired exposure to a return factor. Conversely, the Fund will consider selling a particular instrument when it no longer provides the desired exposure to a return factor. In addition, investment decisions will take into account a return factor’s contribution to the Fund’s overall volatility. In allocating assets, the adviser seeks an approximately equal weight (based on risk terms rather than notional amounts) to its three primary strategies over the long term, although the exposure to individual return factors will vary based on, among other things, the opportunity the adviser sees in each individual return factor.
There can be no assurance that employing a return factor approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund’s returns over time or during any period may be negative, and the Fund may underperform the overall security markets over any time or during any particular period.

[1]	In this example, the total return swap is a contract in which one party makes payments based on a set rate while the other makes payments based on the return of the underlying assets. In our example, the swap will be based on the return of the designated long and short positions.
30  |  J.P. Morgan Exchange-Traded Funds

In implementing its investment strategies, the Fund may invest in the following instruments as main investments:
•	common stock
•	foreign securities (including in emerging markets), which may be in the form of depositary receipts
•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest
•	sovereign debt (including in emerging markets)
•	derivatives, including swaps, options, futures, and forward contracts. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use swaps (including total return swaps, interest rate swaps, credit default swaps and currency swaps), options, futures, forward contracts and other derivative instruments to increase gain, to effectively gain targeted equity exposure from its cash positions, to hedge various investments and/or for risk management. For example, the Fund, among other reasons, may use a total return swap to establish both long and short positions in order to gain the desired exposure, may utilize foreign currency transactions including forward foreign currency contracts to hedge non-dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies, and/or may use exchange traded futures for cash management and to gain exposure to various investments.
•	securities issued or guaranteed by the U.S. government and its agencies or instrumentalities
•	high quality commercial paper and other short-term debt securities
•	bank obligations, including time deposits
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
Additional Investment Strategies. Although not main investments, the Fund may also utilize
•	other investment companies
•	mutual funds
•	affiliated money market funds
•	exchange-traded funds (ETFs)
•	inflation-linked debt securities, such as Treasury Inflation Protected Securities (TIPS), which are adjusted periodically to a specified rate of inflation
•	high yield securities which are below investment grade (junk bonds) and securities in the lowest investment grade category
•	obligations of supranational agencies
The Fund may utilize the investment strategies and instruments listed above, including the use of derivatives, to a greater or lesser degree.
ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, a Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets. The Securities and Exchange Commission has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations, subject to certain conditions. If a Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
Event Driven ETF
The Fund seeks to achieve its investment objective by employing an event-driven investment strategy, primarily investing in companies that the Fund’s adviser believes will be impacted by pending or anticipated corporate or special situation events. It will do so based on its systematic investment process. The adviser believes it has identified (and will continue to identify) a set of event-driven sources of investment return that have a low correlation to each other and to traditional markets and have distinct risk and return profiles (each a “return factor”). In executing this investment strategy, the Fund seeks to capture the price difference between a security’s market price and the anticipated value post-event, based on the assumption that an event or catalyst will affect future pricing.
Each return factor represents a potential source of investment return that results from, among other things, assuming a particular risk relating to a corporate or special situation event or taking advantage of a behavioral bias. For example, as a result of behavioral biases, investors tend to show an aversion to companies with recent bankruptcies which suppresses their stock prices and creates potential upside for those willing to bear the risk of additional bankruptcy. The adviser believes that, in general, the Fund’s event-driven investment returns are attributable to the individual contributions of the various return
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factors. By employing this return factor based approach, the Fund seeks to provide positive total returns over time while maintaining a relatively low correlation with traditional markets.
The exposure to individual return factors may vary based on the market opportunity of the individual return factors. For example, the return factors that the adviser may utilize include, but are not limited to, the following:
•	merger arbitrage — seeks to capitalize on price discrepancies and returns generated by a corporate transaction. The Fund will purchase the common stock of the company being acquired and may take a short position in the common stock of the acquirer in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the merger
•	activism tracking — invests in companies that are the target of activist investors
•	share buybacks — attempts to exploit the outperformance of a company engaged in a share buyback program
•	parents and spinoffs — attempts to capture positive performance of a parent company after the spinoff announcement; this typically leads to a revaluation of the company
•	index arbitrage — attempts to profit from the price changes of assets as they are added to or deleted from indices
•	post-reorganization equities — attempts to profit from the mispricing of companies as they emerge from bankruptcy
Not all return factors will necessarily be utilized at one time, and additional return factors may be identified over time.
The Fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets. The Fund may use both long and short positions (achieved primarily through the use of derivative instruments). The Fund generally will maintain a total net long market exposure, meaning that the Fund’s aggregate exposure will be greater to instruments that the adviser expects to outperform. When the total net market exposure is long, the Fund’s overall long exposure will be greater than its short exposure (its exposure to instruments that the adviser expects to underperform). However, the Fund may have aggregate long or neutral exposure to one or more sectors, individual markets and/or currencies based on the adviser’s view of whether a particular industry sector, market and/or currency is expected to outperform or underperform. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations.
The adviser will make use of derivatives, including swaps, futures, options and forward contracts, in implementing its strategies. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, will primarily be used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor. For example, the Fund may use a total return swap1 to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. Derivatives may also be used to increase gain, to effectively gain targeted exposure from its cash positions, to hedge various investments and/or for risk management. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may hold significant amounts of U.S. Treasury obligations, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, obligations of other sovereign governments, and foreign currencies in which certain derivatives are denominated and short-term investments, including money market funds.
The amount that may be invested in any one instrument will vary and generally depend on the return factors employed by the adviser at that time. However, there are no stated percentage limitations on the amount that can be invested in any one type of instrument, and the adviser may, at times, focus on a smaller number of instruments. The Fund is generally unconstrained by any particular capitalization, style or sector and, as a main investment strategy, may invest in any developed region or country. The Fund may have both long and short exposure to these instruments. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments.
The Fund will purchase a particular instrument when the adviser believes that such instrument will allow the Fund to gain the desired exposure to a return factor. Conversely, the Fund will consider selling a particular instrument when it no longer provides the desired exposure to a return factor. In addition, investment decisions will take into account a return factor’s contribution to the Fund’s overall volatility. In allocating assets, the adviser seeks to approximately balance risk to the individual return factors over the long term, although the exposure to individual return factors will vary based on, among other things, the opportunity the adviser sees in each individual return factor.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
In implementing its investment strategies, the Fund may invest in the following instruments as main investments:
•	common stock
•	foreign securities, which may be in the form of depositary receipts

32  |   J.P. Morgan Exchange-Traded Funds

•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest
•	derivatives, including swaps, options, futures, and forward contracts. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use swaps (including total return swaps, and credit default swaps), options, futures, forward contracts and other derivative instruments to increase gain, to effectively gain targeted equity exposure from its cash positions, to hedge various investments and/or for risk management. For example, the Fund, among other reasons, may use a total return swap to establish both long and short positions in order to gain the desired exposure, may utilize foreign currency transactions including forward foreign currency contracts to hedge non-dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies, and/or may use exchange traded futures for cash management and to gain exposure to various investments.
•	securities issued by the U.S. government and by other sovereign governments
•	high quality commercial paper and other short-term debt securities
•	bank obligations, including time deposits
•	affiliated money market funds
Additional Investment Strategies. In addition to its main return factors, the Fund may utilize return factors that use debt securities. The Fund may invest, either directly or through financial derivative instruments, debt securities that are subject to a downgrade from investment grade to non-investment grade (also known as high yield/junk bond) status. For example, the Fund may invest in the bonds that have been downgraded while hedging credit risk more broadly by using index credit default swaps in order to attempt to keep the Fund’s exposure market neutral.
Although not a main investment, the Fund may also invest in equity securities in emerging markets.
The Fund may utilize the investment strategies and instruments listed above, including the use of derivatives, to a greater or lesser degree.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
Long/Short ETF
The Fund seeks to profit from the relative returns of equity securities by maintaining long and short positions. It will do so based on a systematic investment process. The adviser believes it has identified (and will continue to identify) a set of investment return sources that have a low correlation to each other and to traditional markets and have distinct risk and return profiles (each a “return factor”).
Under normal market conditions, the Fund employs the Equity Long/Short strategy to access certain return factors. The strategy involves simultaneously investing in equities (i.e., investing long) that the adviser believes are attractive based on relevant return factors and taking short positions in equity securities that the adviser believes are unattractive based on relevant return factors. As opposed to only holding long positions that the Fund’s adviser expects to outperform, taking short positions allows the Fund to more fully exploit insights in instruments that the adviser expects to underperform.
Each return factor represents a potential source of investment return that results from, among other things, assuming a risk relating to the return factors described below or taking advantage of a behavioral bias. For example, a strategy relating to a momentum return factor would seek to exploit a behavioral bias present in the market, in which investors tend to purchase securities that have recently performed well, thereby helping to contribute to continued positive price movement, and sell securities that have recently performed poorly, thereby helping to contribute to continued negative price movement. The adviser believes that, in general, the Fund’s investment returns are attributable to the individual contributions of the various return factors. By employing this return factor based approach, the Fund seeks to provide positive total returns over time while maintaining a relatively low correlation with traditional markets.
The exposure to individual return factors may vary based on the market opportunity of the individual return factors. For example, the return factors that the adviser may utilize include, but are not limited to, the following:
•	Value — the Fund seeks to purchase “cheap” stocks based on the ratios of their price to certain company characteristics and take short positions in stocks that are relatively more expensive based on the same considerations
•	Momentum — the Fund seeks to capture the tendency that a security’s recent performance may continue in the near future. This is achieved by purchasing stocks that have appreciated in value more (or depreciated less) than others and by taking short positions in stocks that have appreciated less (or depreciated more)
•	Size — the Fund seeks to purchase small cap stocks and take short positions in large cap stocks
•	Quality — the Fund seeks to buy high quality stocks and take short positions in lower ranked stocks
Not all return factors will necessarily be utilized at one time, and additional return factors may be identified over time.
The Fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets. The Fund may use both long positions (held directly or through the use of derivative instruments) and short positions (achieved primarily through the use of derivative instruments). The Fund generally will maintain a total net long market
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exposure under normal market conditions, meaning that the Fund’s aggregate exposure will be greater to instruments that the adviser expects to outperform. When the total net market exposure is long, the Fund’s overall long exposure will be greater than its short exposure (its exposure to instruments that the adviser expects to underperform). However, the Fund may have aggregate long, neutral, or aggregate short exposure to one or more sectors, individual markets and/or currencies based on the adviser’s view of whether a particular sector, market and/or currency is expected to outperform or underperform. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations.
The adviser will make use of derivatives, including swaps, futures, options and forward contracts, in implementing its strategy. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives in addition to its exposure through direct investment. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, will primarily be used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor. For example, the Fund may use a total return swap1 to establish both long and short positions in order to gain the desired exposure rather than physically purchasing and selling short each instrument. Derivatives may also be used to increase gain, to effectively gain targeted exposure from its cash positions, to hedge various investments and/or for risk management. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may hold significant amounts of U.S. Treasury obligations, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, obligations of other sovereign governments or supranational entities, and foreign currencies in which certain derivatives are denominated and short-term investments, including money market funds.
The amount that may be invested in any one instrument will vary and generally depend on the return factors employed by the adviser at that time. There are no stated percentage limitations on the amount that can be invested in any one type of instrument, and the adviser may, at times, focus on a smaller number of instruments. The Fund is generally unconstrained by any particular capitalization, style or sector and, as a main investment strategy, may invest in any developed region or country. The Fund may have both long and short exposure to these instruments. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments.
The Fund will purchase a particular instrument when the adviser believes that such instrument will allow the Fund to gain the desired exposure to a return factor. Conversely, the Fund will consider selling a particular instrument when it no longer provides the desired exposure to a return factor. In addition, investment decisions will take into account a return factor’s contribution to the Fund’s overall volatility. In allocating assets, the adviser seeks to approximately balance risk weight to the individual return factors over the long term, although the exposure to individual return factors will vary based on, among other things, the opportunity the adviser sees in each individual return factor.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
Although not a main strategy, the Fund’s investment in equity securities may also include:
•	preferred stock
•	convertible securities
•	trust or partnership interests
•	warrants and rights to buy common stock
•	equity securities purchased in initial public offerings
•	master limited partnerships
In implementing its investment strategies, the Fund may invest in the following instruments as main investments:
•	common stock
•	foreign securities, which may be in the form of depositary receipts
•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest
•	derivatives, including swaps, options, futures, and forward contracts. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use swaps (including total return swaps, and credit default swaps), options, futures, forward contracts and other derivative instruments to increase gain, to effectively gain targeted equity exposure from its cash positions, to hedge various investments and/or for risk management. For example, a Fund, among other reasons, may use a total return swap to establish both long and short positions in order to gain the desired exposure, may utilize foreign currency transactions including forward foreign currency contracts to hedge non-dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies, and/or may use exchange traded futures for cash management and to gain exposure to various investments.
•	securities issued or guaranteed by the U.S. government and its agencies or instrumentalities
•	securities issued by other sovereign governments or supranational entities
•	high quality commercial paper and other short-term debt securities
•	bank obligations, including time deposits
•	affiliated money market funds

34  |   J.P. Morgan Exchange-Traded Funds

Additional Investment Strategies. Although not a main strategy, the Fund may invest in foreign securities in emerging markets.
The Fund may utilize the investment strategies and instruments listed above, including the use of derivatives, to a greater or lesser degree.
The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
Managed Futures Strategy ETF
Through the adviser’s systematic investment process, the Fund seeks to achieve its investment objective by investing globally to exploit opportunities across a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities based on the adviser’s assessment of their attractiveness. Within these strategies, the adviser believes it has identified (and will continue to identify) a set of investment return sources that have a low correlation to each other and to traditional markets and have distinct risk and return profiles (each a “return factor”).
Under normal market conditions, the Fund employs the Managed Futures strategy to access certain return factors. Each return factor represents a potential source of investment return that results from, among other things, assuming a risk relating to the return factors described below or taking advantage of a behavioral bias. For example, a strategy relating to a momentum return factor would seek to exploit a behavioral bias present in the market, in which investors tend to purchase securities that have recently performed well, thereby helping to contribute to continued positive price movement, and sell securities that have recently performed poorly, thereby helping to contribute to continued negative price movement. The adviser believes that, in general, the Fund’s investment returns are attributable to the individual contributions of the various return factors. By employing this return factor based approach, the Fund seeks to provide positive total returns over time while maintaining a relatively low correlation with traditional markets.
The exposure to individual return factors may vary based on the market opportunity of the individual return factors. For example, the return factors that the adviser may utilize include, but are not limited to, the following:
•	Momentum — These strategies seek to capture the tendency that an asset’s recent performance based on its price will continue in the near future. The Fund seeks to choose investments that have performed relatively well over those that have underperformed over the medium-term. The Fund will implement the momentum return factor in the following ways:
•	Looking at the relative value of prices of commodities and developed market currencies over time. The Fund intends to invest in futures or forward contracts to hold the best opportunities long while also taking short positions in the worst opportunities within these asset classes.
•	Looking across developed market fixed income, developed market equity indices and international (including emerging market) commodities, the Fund seeks to utilize futures contracts to exploit price momentum trends across the asset classes. At any particular time, the Fund may hold only long or only short futures in a particular asset class as part of this strategy.
•	Carry Trades — In the carry strategies, the Fund seeks to take a short position in low yielding instruments while also taking a long position in another instrument that is higher yielding. The strategies seek to capture the tendency for higher yielding assets to provide higher returns than lower-yielding assets. The Fund implements these strategies through derivatives instead of holding long and shorting securities physically. The Fund uses the following asset classes in implementing this strategy:
•	Fixed Income — the Fund seeks to benefit from differences in the yields of interest rates, caused by uncertainty in interest rates. The Fund invests in instruments with higher interest rate yields and takes short positions in those with lower yields.
•	Currency — the Fund seeks to benefit from differences in the relative yields of various currencies. The Fund invests in higher yielding currencies and takes short positions in those with lower yields.
•	Commodities — the Fund seeks to benefit from differences in the price of commodities futures contracts trading below the expected market price at contract maturity and those trading above the expected market price at contract maturity.
For example, the Fund may invest in the long-end of the government bond markets with the highest inflation adjusted yields and takes a short position in the long-end of the government bond markets with the lowest inflation adjusted yields. As an alternative example, the Fund may seek to exploit supply and demand imbalances that occur in a given commodity market by utilizing long and short exposures achieved through different derivative instruments.
Not all return factors will necessarily be utilized at one time, and additional return factors may be identified over time.
The Fund will generally invest its assets globally to gain exposure, either directly or through the use of derivatives, to equity securities (across market capitalizations) in developed markets, debt securities (including below investment grade or high yield securities), commodities (through its subsidiary as described below) and currencies (including in emerging markets). The Fund may invest in fixed income securities of any average weighted maturity or duration. The Fund may use both long and short positions (achieved primarily through the use of derivative instruments). The Fund may maintain a total net long
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More About the Funds (continued)
market exposure, meaning that the Fund’s long exposure will be greater than its short exposure; neutral aggregate exposure, where the long and short exposure will be equal; or total net short exposure, meaning that the Fund’s short exposure will be greater than its long exposure. In addition, the Fund may have aggregate long or aggregate short exposure to one or more sectors, individual markets and/or currencies based on the adviser’s view of whether a particular sector, market or currency is expected to outperform or underperform. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations.
The adviser will make use of derivatives, including swaps, futures, options and forward contracts, in implementing its strategies. Under normal market conditions, the adviser currently expects that a significant portion of the Fund’s exposure will be attained through the use of derivatives in addition to its exposure through direct investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, will primarily be used as an efficient means of implementing a particular strategy in order to gain exposure to a desired return factor. Derivatives may also be used to increase gain, to effectively gain targeted exposure from its cash positions, to hedge various investments and/or for risk management. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may hold significant amounts of U.S. Treasury obligations, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury, obligations of other sovereign governments or supranational entities, and foreign currencies in which certain derivatives are denominated and short-term investments, including money market funds.
The Fund will gain exposure to commodity markets indirectly by investing up to 20% of its total assets in the Subsidiary. The Subsidiary is also advised by the adviser. The Subsidiary will invest in commodity futures contracts and swaps. However, the Subsidiary (unlike the Fund) may invest without limitation in such commodity futures contracts. The Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.
The amount that may be invested in any one instrument will vary and generally depend on the return factors employed by the adviser at that time. However, there are no stated percentage limitations on the amount that can be invested in any one type of instrument, and the adviser may, at times, focus on a smaller number of instruments. Moreover, the Fund is generally unconstrained by any particular capitalization, style or sector and may invest in any region or country. The Fund may have both long and short exposure to these instruments. Given the complexity of the investments and strategies of the Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments.
The Fund will purchase a particular instrument when the adviser believes that such instrument will allow the Fund to gain the desired exposure to a return factor. Conversely, the Fund will consider selling a particular instrument when it no longer provides the desired exposure to a return factor. In addition, investment decisions will take into account a return factor’s contribution to the Fund’s overall volatility. In allocating assets, the adviser seeks to approximately balance risk to the individual return factors over the long term, although the exposure to individual return factors will vary based on, among other things, the opportunity the adviser sees in each individual return factor.
The Fund’s investment strategies may involve active and frequent trading resulting in high portfolio turnover.
Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.
In implementing its investment strategies, the Fund may invest in the following instruments as main investments:
•	foreign securities, which may be in the form of depositary receipts
•	securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which the Fund may invest
•	derivatives, including swaps, options, futures, and forward contracts. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use swaps (including total return swaps, and credit default swaps), options, futures, forward contracts and other derivative instruments to increase gain, to effectively gain targeted equity exposure from its cash positions, to hedge various investments and/or for risk management. For example, a Fund, among other reasons, may use a total return swap to establish both long and short positions in order to gain the desired exposure, may utilize foreign currency transactions including forward foreign currency contracts to hedge non-dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies, and/or may use exchange traded futures for cash management and to gain exposure to various investments.
•	securities issued or guaranteed by the U.S. government and its agencies or instrumentalities
•	securities issued by other sovereign governments or supranational entities
•	high quality commercial paper and other short-term debt securities
•	bank obligations, including time deposits
•	affiliated money market funds
The Fund may utilize the investment strategies and instruments listed above, including the use of derivatives, to a greater or lesser degree.

36  |   J.P. Morgan Exchange-Traded Funds

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
NON-FUNDAMENTAL INVESTMENT OBJECTIVES
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding Shares of each Fund. Each Fund’s investment objective is not fundamental and may be changed without the consent of a majority of the outstanding Shares of the Fund.
Securities Lending. (for each Fund except Diversified Alternatives ETF and Managed Futures Strategy ETF) Each Fund may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers in exchange for cash collateral.  A Fund may invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on a Fund’s investment in such money market funds. During the term of the loan, a Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments.  Upon termination of the loan, a Fund is required to return the cash collateral to the borrower plus any agreed upon rebate.  Cash collateral investments will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1⁄3%  of the value of total assets of a Fund. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding a Fund’s investments described elsewhere in this prospectus.
Investment Risks
There can be no assurance that the Funds will achieve their investment objectives.
The main risks associated with investing in each Fund are summarized in “Risk/Return Summary” for that Fund at the front of this prospectus. Each risk applies to each Fund unless otherwise indicated. More detailed descriptions of certain of the main risks and additional risks of the Funds are described below.
Each Fund also may use other non-principal strategies that are not described herein, but which are described in the Statement of Additional Information.

An investment in a Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if a Fund is suitable for you.
Each Fund is subject to the risks noted below, any of which may adversely affect a Fund’s NAV, market price, performance and ability to meet its investment objective.
Main Risks
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Alternative/Managed Futures Strategies and Return Factors Risks. (main risk for Diversified Alternatives ETF and Managed Futures Strategy ETF) The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein, including leverage risk and the risks described under “Derivatives Risk” and “Short Positions Risk.”
There can be no assurance that employing a return factor approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund’s returns over time or during any period may be negative, and the Fund may underperform the overall security markets over any time or during any particular period.
Event Driven Strategy Risk. (main risk for Event Driven ETF) The success of the Fund’s event driven strategy depends on the outcomes of various corporate events. When the adviser determines that such an event may occur, the adviser may purchase securities whose risk profile differs from that typical of the asset class. For example, the Fund may invest in the stock of the target of a cash-only merger. Such a stock may be substantially less volatile than is usual for equities, but the stock is also exposed to the risk of a drop in price back to the pre-announcement level, which could be substantially below the Fund’s purchase price. The Fund may also invest in companies
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involved in spin-offs, share buy-backs, index reconstitutions, or other special situations. The consummation of mergers, exchange offers, tender offers and other similar transactions or of restructurings, liquidations, spin-offs or other special situations can be prevented or delayed, or the terms changed, by a variety of factors. If the proposed transaction later appears unlikely to be consummated or is delayed, the market price of the securities may decline sharply by more than the difference between the purchase price and the anticipated consideration to be paid, resulting in a loss to the Fund. These risks are in addition to those risks with direct investments in securities described herein, including leverage risk and the risks described under “Derivatives Risk” and “Short Positions Risk.”
There can be no assurance that employing a return factor approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund’s returns over time or during any period may be negative, and the Fund may underperform the overall security markets over any time or during any particular period.
Long/Short Strategy and Return Factors Risk. (main risk for Long/Short ETF) The success of the Fund’s strategy depends on the adviser’s ability to profit from differences in the returns of certain securities by maintaining long and short positions. For example, within the quality return factor, the Fund will seek to buy high quality stocks and take short positions in lower ranked stocks. There is no guarantee that its strategy will succeed and the long/short positions may subject the Fund to greater volatility and loss. These risks are in addition to those risks with direct investments in securities described herein, including leverage risk and the risks described under “Derivatives Risk” and “Short Positions Risk.”
There can be no assurance that employing a return factor approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The Fund’s returns over time or during any period may be negative, and the Fund may underperform the overall security markets over any time or during any particular period.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in a Fund decreases in value.
Value Investing Risk. (main risk for Diversified Alternatives ETF) Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.
Smaller Company Risk. (Small Cap Company and Mid Cap Company Risk) Investments in smaller, newer companies may be riskier and less liquid than investments in larger, more-established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, changes in the price of debt or equity issued by such companies may be more sudden or erratic than the prices of large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments and may affect your investment in the Fund.
Foreign Securities and Emerging Markets Risks. A Fund may invest in foreign securities including securities in emerging markets. An investment in the Fund is subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of a Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
For the Diversified Alternatives ETF and Managed Futures Strategy ETF, the risks associated with foreign securities are magnified in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may

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face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial, fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.
Geographic Focus Risk. A Fund may focus its investments in one or more regions or small groups of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund.
Interest Rate Risk. (main risk for Diversified Alternatives ETF and Managed Futures Strategy ETF; and additional risk for Event Driven ETF) A Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.
A Fund invests in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Securities with greater interest rate sensitivity and longer maturities are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates, a Fund may face a heightened level of interest rate risk.
A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as a Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Credit Risk. (main risk for Diversified Alternatives ETF and Managed Futures Strategy ETF; and additional risk for Event Driven ETF) There is a risk that issuers and/or counterparties will not make payments on securities held by a Fund. Such default could result in losses to a Fund. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes.
Lower credit quality may lead to greater volatility in the price of a security and in Shares of a Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security.
Prices of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of a Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Government Securities Risk. A Fund may invest in U.S. Treasury obligations and securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a Fund.
Sovereign Debt Risk. (main risk for each Fund and additional risk for Event Driven ETF) A Fund may invest all or substantially all of its assets in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
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More About the Funds (continued)
Rolling Futures Contract Risk. (main risk for Diversified Alternatives ETF and Managed Futures Strategy ETF) A Fund will invest in and have exposure to futures contracts and is subject to risks related to rolling. Rolling occurs when a Fund closes out of a futures contract as it nears its expiration and replaces it with a contract that has a later expiration. A Fund does not intend to hold futures contracts through expiration, but instead intends to “roll” its futures positions. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for a Fund. The adviser will utilize active management techniques to seek to mitigate the negative impact or, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.
Commodity Risk. (main risk for Diversified Alternatives ETF and Managed Futures Strategy ETF) A Fund’s investment (indirectly through a Fund’s Subsidiary) in commodity related instruments, including commodity-linked derivative instruments, may subject a Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of a Fund’s NAV), and there can be no assurance that a Fund’s use of leverage will be successful.
Currency Risk. Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s Shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment impacted by that currency loses value because that currency is worth less in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets may be riskier than other types of investments and may increase the volatility of a Fund.
A Fund may engage in various strategies to hedge against currency risk. These strategies may consist of use of forward currency contracts including non-deliverable forward contracts and foreign currency futures contracts. To the extent a Fund enters into such transactions in markets other than in the United States, a Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described in this prospectus with respect to a Fund’s investments in foreign securities. In addition, a Fund may engage in such transactions as a substitute for instruments in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or for risk management purposes or to increase income or gain to the Fund. While a Fund’s use of hedging strategies is intended to reduce the volatility of the NAV, the NAV of the Fund will fluctuate. There can be no assurance that a Fund’s hedging activities will be effective, and a Fund will incur costs in connection with the hedging. Currency hedging may limit a Fund’s return if the relative values of currencies change. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
Short Positions Risk. A Fund’s strategy may involve more risk than other funds that do not take short positions. A Fund’s use of short positions in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund. Market factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price. Because a Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold

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short, is theoretically unlimited. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.
The Securities and Exchange Commission (SEC) and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short positions which could inhibit the ability of the adviser to take short positions on behalf of a Fund.
Derivatives Risk. The Funds may use derivatives, including swaps, options, futures, and forward contracts, in connection with their investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s returns. Certain derivatives also expose a Fund to counter-party risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, a Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. In addition, a Fund may use derivatives for non-hedging purposes, which increases that Fund’s potential for loss. Certain of a Fund’s transactions in futures, swaps, foreign currency derivatives and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.
Investing in derivatives and engaging in short sales will result in a form of leverage, which may be significant. Leverage involves special risks. A Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. A Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as a Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.
The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
In addition to the risks associated with derivatives in general, a Fund may also be subject to risks related to swap agreements, including total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market and may be used to establish both long and short positions in order to gain the desired exposure. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund’s returns are reduced or its losses increased by the costs associated with the swap, which may be significant. In addition, there is the risk that the swap may be terminated by a Fund or the counterparty in accordance with its terms or as a result of regulatory changes. If the swap were to terminate, the Fund may be unable to employ its investment strategy and may suffer losses. A Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.
WHAT IS A DERIVATIVE?
Derivatives are securities or contracts (for example, futures and options) that derive their value from the performance of underlying assets or securities.
Subsidiary Risk. (main risk for Diversified Alternatives ETF and Managed Futures Strategy ETF) By investing in the Subsidiary, a Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives held by the Subsidiary are generally similar to those that are permitted to be held by a Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. As described in “Tax Risk” below, a Fund has not received a private letter ruling from the Internal Revenue Service (the IRS) with respect to income derived from its investment in the Subsidiary. A Fund relies on the underlying principles of private letter rulings from the IRS to other taxpayers with respect to its investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (SAI) and could adversely affect the Fund.
Tax Risk. (main risk for Diversified Alternatives ETF and Managed Futures Strategy ETF) A Fund gains exposure to the commodities markets through investments in commodity future
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More About the Funds (continued)
contracts. A Fund intends to gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in these commodity-linked derivative instruments. In order for a Fund to qualify as a regulated investment company under Subchapter M of Internal Revenue Code, as amended (the Code), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. A Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. The IRS has issued a revenue ruling which holds that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings to other taxpayers in which the IRS concluded that income from certain commodity-linked notes is qualifying income (the “Note Rulings”) and that income derived from a wholly-owned subsidiary will also constitute qualifying income. The IRS currently has suspended issuing these types of private letter rulings pending further internal review. The IRS recently issued proposed regulations that, if finalized, would generally treat a Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings. The tax treatment of a Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations, court decisions and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. A Fund’s investment in the Subsidiary involves specific risks. See “Subsidiary Risk” for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary.
Model and Data Risk. Given the complexity of the investments and strategies of a Fund, the adviser will make use of quantitative models and information and data supplied by third parties to, among other things, help determine the portfolio’s weightings among various investments and construct sets of transactions and investments. To the extent the models used by the adviser or the information and data supplied by third parties are incorrect or incomplete, the decisions made by the adviser in reliance thereon will expose a Fund to potential risks and could lead to a Fund incurring losses on its investments.
Illiquidity Risk. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the sametime as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
High Portfolio Turnover Risk. (main risk for each Fund except Managed Futures Strategy ETF) A Fund will likely engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains, including short-term capital gains that will generally be taxable to shareholders as ordinary income.
Market Trading Risk
Risk that Shares of a Fund May Trade at Prices Other Than NAV. Shares of a Fund may trade on the Exchange at prices above, below or at their most recent NAV. The NAV of a Fund’s Shares, which is calculated at the end of each business day, will generally fluctuate with changes in the market value of that Fund’s holdings. The market prices of the Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as the relative supply of and demand for the Shares on the Exchange. Differences between secondary market prices of Shares and the intraday value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Given the fact that Shares can be created and redeemed by authorized participants in Creation Units, the adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/ redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, or high market volatility may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. As a result of these factors, among others, a Fund’s Shares may trade at a premium or discount to NAV, especially during periods of market volatility.
Given the nature of the relevant markets for certain of the securities for each Fund, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by such Funds may be traded in

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markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen.
Cost of Buying or Selling Shares. When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling Risk. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
No Guarantee of Active Trading Market Risk. While Shares are listed on the Exchange, there can be no assurance that active trading markets for the Shares will be maintained by market makers or by authorized participants. JPMorgan Distribution Services, Inc., the distributor of a Fund’s Shares (the Distributor), does not maintain a secondary market in the Shares.
Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a Shareholder may be unable to purchase or sell Shares of a Fund.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of intermediaries that act as authorized participants, and none of the authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant creates or redeems, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Industry and Sector Focus Risk. At times a Fund may increase the relative emphasis of investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that a Fund increases the relative emphasis of its investments in a particular industry or sector, a Fund’s share values may fluctuate in response to events affecting that industry or sector.
Cash Transactions Risk. Unlike certain ETFs, a Fund may effect its creations and redemptions in cash or partially in cash. As a result, an investment in a Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If a Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause a Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. A Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at a Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Non-Diversified Fund Risk. (main risk for Managed Futures Strategy ETF) The Fund is non-diversified and may invest in a smaller number of instruments than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Fund’s shares may also be more volatile than the value of a Fund which invests in more securities.
Additional Risks
Securities Lending Risk. (for each Fund except Diversified Alternatives ETF and Managed Futures Strategy ETF) Each Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower.
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More About the Funds (continued)
To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Exchange-Traded Fund (ETF) and Investment Company Risk. A Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. A Fund is subject to the risks associated with the ETF or investment company’s investments. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETF traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.
High Yield Securities Risk. (additional risk for Diversified Alternatives ETF and Event Driven ETF) A Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of a Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly.
CFTC Regulation Risk. (applicable to each Fund except Event Driven ETF) A Fund is subject to regulation by the Commodity Futures Trading Commission (CFTC) as a “commodity pool” and the adviser is subject to regulation as a “commodity pool operator” with respect to that Fund. As a result, a Fund is subject to various CFTC requirements, including certain registration, disclosure and operational requirements. Compliance with these requirements may increase Fund expenses.
Inflation-Protected Securities Risk. (additional risk for Diversified Alternatives ETF) Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., Consumer Price Index for All Urban Consumers (CPI-U)). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Volcker Rule Risk. Pursuant to Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of a Fund after the permitted seeding period from the implementation of a Fund’s investment strategy, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable, which may result in a Fund’s liquidation or, if a Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.
Emerging Markets Risk. (additional risk for Event Driven ETF and Long/Short ETF) To the extent a Fund invests in emerging market securities, it will be subject to additional risks. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
Transactions and Liquidity Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a Fund wishes to or is required to sell are illiquid. To the extent a large proportion of Shares are held by a small number of shareholders (or a single shareholder) including funds or accounts over which the adviser or its affiliates have investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the adviser or its affiliates. To the extent these larger shareholders transact in the secondary market, such transactions may

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account for a large percentage of a Fund’s trading volume on the Exchange, which may have a material effect (upward or downward) on the market price of Shares. In addition to the other risks described in this section, these transactions could adversely affect the ability of a Fund to conduct its investment program. A Fund may be unable to sell illiquid securities at its desired time or price or the price at which the securities have been valued for purposes of a Fund’s NAV. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
Large purchases of Shares may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact the Fund’s performance. To the extent redemptions are effected in cash, an investment in a Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
For more information about risks associated with the types of investments that a Fund purchases, please read the “Risk/ Return Summary” and the Statement of Additional Information.
Conflicts of Interest
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/ or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.
Temporary Defensive and Cash Positions
For liquidity and to respond to unusual market conditions, the Funds may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.
WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts.
While a Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with a Fund’s main investment strategies. Therefore, a Fund will pursue a temporary defensive position only when market conditions warrant.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.
Additional Fee Waiver and/or Expense Reimbursement
Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for a Fund, when available, will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would be less favorable.
March 1, 2019  |  45

1In this example, the total return swap is a contract in which one party makes payments based on a set rate while the other makes payments based on the return of the underlying assets. In our example, the swap will be based on the return of the designated long and short positions.
1In this example, the total return swap is a contract in which one party makes payments based on a set rate while the other makes payments based on the return of the underlying assets. In our example, the swap will be based on the return of the designated long and short positions.

The Funds’ Management and Administration
Each Fund is a series of J.P. Morgan Exchange-Traded Fund Trust, a Delaware statutory trust (the Trust). The Trust is governed by the Board of Trustees which is responsible for overseeing all business activities of the Funds.
The Funds’ Investment Adviser
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017.
JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.
In rendering investment advisory services to certain Funds, JPMIM uses the portfolio management, research and other resources of a foreign (non-U.S.) affiliate of JPMIM and may provide services to a Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.
During the most recent fiscal year ended 10/31/18, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:
Diversified Alternatives ETF	0.42
Event Driven ETF	0.00
Long/Short ETF	0.00
Managed Futures Strategy ETF	0.00
A discussion of the basis the Board of Trustees of the Trust used in approving the investment advisory agreement for the Funds is available in the semi-annual report dated April 30, 2018.
The Portfolio Managers
Diversified Alternatives ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is led by Yazann Romahi, Wei (Victor) Li and Alistair Lowe. The team is responsible for managing the Fund on a day to day basis. Mr. Romahi, Managing Director of JPMIM, is the CIO of JPMIM’s Quantitative Beta Strategies since 2016. Mr. Romahi has been an employee since 2003 and a portfolio manager since 2009. From 2008 to 2016, he was Global Head of Quantitative Strategies and Research in JPMIM’s Multi-Asset Solutions Team. Mr. Li, Executive Director of JPMIM, is a portfolio manager and Head of Research in the Quantitative Beta Strategies Team since 2016. Mr. Li was a quantitative analyst from 2010 to 2016 and a portfolio manager from 2014 to 2016 in JPMIM’s Multi-Asset Solutions Team. He is a CFA charterholder and completed a PhD in Communications and Signal Processing. Mr. Lowe, Managing Director of JPMIM, is a senior portfolio manager in the
Quantitative Beta Strategies Team. Prior to joining the firm in 2018, he was self-employed consultant from January 2014 to February 2016 and November 2016 to March 2018 and worked for AlphaSimplex, a quantitative liquid alternatives manager from February to December 2016. From 2010 to 2014 he was Executive Vice President and Chief Investment Officer, Global Equities, at State Street Global Advisors ("SSgA") and served in other capacities at SSgA prior to that time.
Event Driven ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is led by Yazann Romahi, Wei (Victor) Li, Alistair Lowe, Jonathan Msika and Joe Staines. The team is responsible for managing the Fund on a day to day basis. Mr. Msika, Vice President of JPMIM, has been a research analyst and portfolio manager in the Quantitative Beta Strategies group since 2016. An employee since 2011, he was previously a quantitative analyst in the Quantitative Portfolio Strategies Team in JPMIM’s Multi-Asset Solutions Team from 2011 to 2016. Mr. Staines, Vice President of JPMIM and a CFA charterholder, has been a research analyst and portfolio manager in the Quantitative Beta Strategies Team since 2016. An employee since 2014, he previously was a quantitative analyst in the Quantitative Portfolio Strategies Team in JPMIM’s Multi-Asset Solutions Team from 2014 to 2016. Prior to joining the firm, he was completing his PhD in Computational Finance from University College London. Information about Messrs. Romahi, Li and Lowe is discussed earlier in this section.
Long/Short ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is led by Yazann Romahi, Wei (Victor) Li, Alistair Lowe, Jonathan Msika and Yegang (Steven) Wu. The team is responsible for managing the Fund on a day to day basis. Mr. Wu, an Analyst at JPMIM, has been a research analyst and portfolio manager in the Quantitative Beta Strategies Team since 2016. An employee since 2014, he previously was a quantitative analyst in the Quantitative Portfolio Strategies Team in JPMIM’s Multi-Asset Solutions Team from 2014 to 2016. Prior to joining the firm, Mr. Wu was completing his bachelor’s degrees in Mathematics and Actuarial Science from the University of Iowa until 2013 and his M.A. in Financial Mathematics at Columbia University from 2013 to 2014. During this time, he also worked from January to July 2013 as an Actuarial Analyst at Transamerica, focusing on hedging and pricing for variable annuity products. Information about Messrs. Romahi, Li, Lowe and Msika is discussed earlier in this section.
Managed Futures Strategy ETF
The portfolio management team utilizes a team-based approach, and the Fund’s portfolio management team is led by Yazann Romahi, Wei (Victor) Li, Alistair Lowe and Joe Staines.

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The team is responsible for managing the Fund on a day to day basis. Information about Messrs. Romahi, Li, Lowe and Staines is discussed earlier in this section.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities.
The Funds' Administrator
JPMIM provides administration services for and oversees the other service providers of each Fund. JPMIM receives the following annual fee on behalf of each Fund for administration services: 0.075% of average daily net assets of each Fund.
The Funds' Distributor
JPMorgan Distribution Services, Inc. (the Distributor) is the distributor of the Fund’s Shares. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares of the Fund. The Distributor’s principal address is 1111 Polaris Parkway, Columbus, OH 43240.
Payments to Financial Intermediaries
JPMIM and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide cash payments to Financial Intermediaries whose customers invest in Shares of the Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that may enter into agreements with JPMIM and/or its affiliates. These cash payments may relate to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems, or the Financial Intermediaries’ making Shares of the Funds available to their customers. Such compensation may provide such Financial Intermediaries with an incentive to favor sales of Shares of the Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.
The Fund’s Wholly-Owned Subsidiary
The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is currently expected that shares of the Subsidiary will not be sold or offered to other investors.
The Subsidiary will be managed pursuant to compliance policies and procedures that are the same in all material respects as the policies and procedures adopted by the Fund. As a result, in managing the Subsidiary’s portfolio, JPMIM is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Fund and the Subsidiary will test for compliance with certain investment restrictions and limitations on a consolidated basis. These policies and restrictions are described in detail in the Fund’s SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.
The Subsidiary has entered into separate contracts with JPMIM and its affiliates to provide investment advisory and other services to the Subsidiary. JPMIM has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMIM by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency and audit services. Consolidated results of the Fund and its Subsidiary will be included in the Fund’s annual reports and semi-annual reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please see “TAX MATTERS — Subsidiary Taxation” in Part I of the SAI for additional information about the Subsidiary.
March 1, 2019  |  47

Purchase and Redemption of Shares
Buying and Selling Shares
In the Secondary Market. Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of each Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.
Shares of the Funds trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.
Directly with the Fund. Each Fund’s Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Funds’ Statement of Additional Information.
Beneficial Ownership. The Depository Trust Company (DTC) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more detailed information, see “Book Entry Only System” in the Funds’ Statement of Additional Information.
Premium/Discount Information
Information about the differences between the daily market price on the Exchange for Shares of each Fund and the Fund’s NAV can be found on the Fund’s website, www.jpmorganfunds.com. NAV is the price at which a Fund issues and redeems Shares. It is calculated in accordance with a Fund’s pricing and valuation policies. The price used to calculate market returns (“Market Price”) of a Fund generally is determined using the midpoint between the highest bid and the lowest ask on the Exchange, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above (at a premium) or below (at a discount) its NAV. The NAV of a Fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund Shares and receive less than NAV when they sell those Shares, because Shares are bought and sold at current market prices.
Pricing Shares
The trading price of each Fund’s Shares on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.
The Exchange disseminates the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed only once a day. The approximate value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund. As the respective international local markets close, the approximate value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval, but certain holdings may not be updated otherwise if such holdings do not trade in the United States. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any representation or warranty as to its accuracy.

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NAV is calculated each business day as of the close of the New York Stock Exchange (NYSE), which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase of a Creation Unit is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s Shares may change on days when you will not be able to purchase or redeem your Shares. The NAV per share of each Fund is equal to the value of all its assets minus its liabilities, divided by the number of outstanding shares of the Fund.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from independent pricing services, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.
Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.
Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other open-end investment companies are valued at their respective NAVs.
Options traded on U.S. securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes.
Options traded on foreign exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures are valued at the last sale price available prior to the calculation of the Fund’s NAV. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Non-listed over-the-counter futures are valued utilizing market quotations provided by approved pricing services.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.
Frequent Purchases and Redemptions
The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike mutual funds, each Fund issues and redeems its Shares at NAV only in Creation Units, and the Fund’s Shares may be purchased and sold on the Exchange at prevailing market prices.
March 1, 2019  |  49

Shareholder Information
Taxes on Distributions
Each Fund has elected to be treated and intends to qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.
Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.
Each Fund generally declares and distributes net investment income, if any, at least annually. Each Fund will distribute net realized capital gain, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gain.
Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at a maximum individual federal income tax rate applicable to “qualified dividend income” of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by that Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable to a U.S. shareholder as ordinary income.
Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your Shares in the Fund. The maximum individual federal income tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to U.S. shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If you buy Shares of a Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Shares). Any gain resulting from the sale or exchange of Shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the Shares.
The Fund is generally subject to foreign withholding or other foreign taxes, which in some cases can be significant, on any income or gain from investments in foreign stocks or securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if the Fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholders to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Any foreign tax withheld on payments made “in lieu of” dividends or interest with respect to loaned securities will not qualify for the pass-through of foreign tax credits to shareholders. Although in some cases a Fund may be able to apply for a refund or a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.
A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
A Fund’s investment in so called “passive foreign investment companies” may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to

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make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.
A Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.
The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.
Early in each calendar year, you will receive a notice showing the amount of distributions you received during the preceding calendar year and the tax status of those distributions.
Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.
The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.
Taxes on Exchange-Listed Shares Sales
Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. Capital loss realized on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. The ability to deduct capital losses may be limited.
Taxes on Purchase and Redemption of Creation Units
At the time of purchase, an Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger’s aggregate basis in the securities surrendered and the cash paid. At redemption, a person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash received in connection with the redemption. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.
The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.
Availability of Proxy Voting Record
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.
Other Information
For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in a Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.
March 1, 2019  |  51

Financial Highlights
The financial highlights table is intended to help you understand a Fund’s financial performance for each of the past five fiscal years or the period of a Fund’s operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with a Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.
To the extent a Fund invests in other funds, the total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.
	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Alternatives ETF (1)
Year Ended October 31, 2018	$26.06	$ 0.17	$ (1.94)	$ (1.77)	$ —(h)	$ —	$ —(h)
Year Ended October 31, 2017	25.35	0.07	0.86	0.93	(0.21)	(0.01)	(0.22)
September 12, 2016 (a) through October 31, 2016	25.00	(0.02)	0.37	0.35	—	—	—
JPMorgan Event Driven ETF
November 29, 2017 (a) through October 31, 2018	25.00	0.15	(0.11)	0.04	(0.01)	—	(0.01)
JPMorgan Long/Short ETF
January 23, 2018 (a) through October 31, 2018	25.00	0.20	(2.86)	(2.66)	—	—	—
JPMorgan Managed Futures Strategy ETF (1)
December 5, 2017 (a) through October 31, 2018	25.00	0.19	(1.55)	(1.36)	(0.01)	—	(0.01)
(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the NYSE Arca, Inc. Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.
(f)	Annualized for periods less than one year, unless otherwise indicated.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.01.
(i)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(1)	Consolidated Financial Highlights.
52  |  J.P. Morgan Exchange-Traded Funds

			Ratios/Supplemental data
					Ratios to average net assets (f)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)	Net assets, end of period	Net expenses	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$ 24.29	$ 24.33	(6.79)%	(6.75)%	$201,628,562	0.79%	0.69%	1.08%	145%
26.06	26.09	3.68	3.51	153,782,741	0.76	0.25	1.31	107
25.35	25.42	1.44	1.68	51,977,433	0.85(g)	0.47	6.65(g)	5

25.03	25.14	0.18	0.62	26,284,405	0.74(g)	0.64	1.85(g)	141

22.34	22.50	(10.64)	(10.00)	23,456,272	0.60(g)	1.15	1.95(g)	99

23.63	23.72	(5.45)	(5.09)	50,797,949	0.45(g)	0.88	1.35(g)	—(i)
March 1, 2019  |  53

This Page Intentionally Left Blank.

How to Reach Us
MORE INFORMATION
For investors who want more information on the Funds the following documents are available free upon request:
ANNUAL AND SEMI-ANNUAL REPORTS
The Funds’ annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that have a significant effect on each Fund’s performance.
STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.
You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-844-457-6383 (844-4JPM ETF) or writing to:
J.P. Morgan Exchange-Traded Funds
270 Park Avenue
NY1-K108
New York, NY 10017
If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.
You can write or e-mail the SEC’s Public Reference Section and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service.
Public Reference Section
Washington, DC 20549-1520
Email: publicinfo@sec.gov
Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.
Investment Company Act File No. for the Fund is 811-22903.

© JPMorgan Chase & Co., 2019. All rights reserved. March 2019.
PR-DAETF-319

STATEMENT OF ADDITIONAL INFORMATION
PART I
March 1, 2019
J.P. MORGAN EXCHANGE-TRADED FUND TRUST (the “Trust”)
Fund Name	Ticker	Listing Exchange
JPMorgan BetaBuilders Canada ETF (the “BetaBuilders Canada ETF”)	BBCA	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Developed Asia ex-Japan ETF (the “BetaBuilders Developed Asia ex-Japan ETF”)	BBAX	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Europe ETF (the “BetaBuilders Europe ETF”)	BBEU	Cboe BZX Exchange, Inc.
JPMorgan BetaBuilders Japan ETF (the “BetaBuilders Japan ETF”)	BBJP	Cboe BZX Exchange, Inc.
JPMorgan Diversified Return Emerging Markets Equity ETF (the “Emerging Markets Equity ETF”)	JPEM	NYSE Arca
JPMorgan Diversified Return Europe Currency Hedged ETF (the “Europe Currency Hedged ETF”)	JPEH	NYSE Arca
JPMorgan Diversified Return Europe Equity ETF (the “Europe Equity ETF”)	JPEU	NYSE Arca
JPMorgan Diversified Return Global Equity ETF (the “Global Equity ETF”)	JPGE	NYSE Arca
JPMorgan Diversified Return International Currency Hedged ETF (the “International Currency Hedged ETF”)	JPIH	NYSE Arca
JPMorgan Diversified Return International Equity ETF (the “International Equity ETF”)	JPIN	NYSE Arca
JPMorgan Diversified Return U.S. Equity ETF (the “U.S. Equity ETF”)	JPUS	NYSE Arca
JPMorgan Diversified Return U.S. Mid Cap Equity ETF (the “U.S. Mid Cap Equity ETF”)	JPME	NYSE Arca
JPMorgan Diversified Return U.S. Small Cap Equity ETF (the “U.S. Small Cap Equity ETF”)	JPSE	NYSE Arca
JPMorgan U.S. Dividend ETF (the “U.S. Dividend ETF”)	JDIV	NYSE Arca
JPMorgan U.S. Minimum Volatility ETF (the “U.S. Minimum Volatility ETF”)	JMIN	NYSE Arca
JPMorgan U.S. Momentum Factor ETF (the “U.S. Momentum Factor ETF”)	JMOM	NYSE Arca
JPMorgan U.S. Quality Factor ETF (the “U.S. Quality Factor ETF”)	JQUA	NYSE Arca
JPMorgan U.S. Value Factor ETF (the “U.S. Value Factor ETF”)	JVAL	NYSE Arca
(each a “Fund” and collectively, the “Funds”)
This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectus for the Funds, dated March 1, 2019, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the financial statements included in the annual Shareholder Report relating to the Funds, dated October 31, 2018 (the “Financial Statements”). The Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s Report, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.
This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to the Funds. Part II of this SAI contains additional information that more generally applies to the Trust’s funds.
For more information about the Funds or the Financial Statements, simply write or call:
J.P. Morgan Exchange-Traded Funds
270 Park Ave
NY1-K108
New York, NY 10017
1-844-457-6383 (844-4JPM ETF)
SAI-ETF-319

Part I
PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL
The Trust and the Funds
Each Fund is a series of J.P. Morgan Exchange-Traded Fund Trust (the “Trust”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on February 25, 2010 and governed by a Declaration of Trust as amended and restated on February 19, 2014.
Each Fund will offer and issue shares at net asset value (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The shares of each Fund are collectively referred to as the “Shares” in this SAI. Each Fund’s Shares are listed and traded on the NYSE Arca, Inc. (NYSE) except BetaBuilders Canada ETF, BetaBuilders Developed Asia ex-Japan ETF, BetaBuilders Europe ETF and BetaBuilsers Japan ETF (the “BetaBuilders Funds”), which will be listed and traded on the Cboe BZX Exchange, Inc. (Cboe). Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, except for the Emerging Market Equity ETF, generally, in exchange for portfolio securities held by a Fund and/or a specified cash payment. Creation Units of the Emerging Market Equity ETF are issued and redeemed partially in cash. The amount of Shares in a Creation Unit for each Fund as follows:
Fund	Shares in a Creation Units
BetaBuilders Canada ETF	100,000
BetaBuilders Developed Asia ex-Japan ETF	200,000
BetaBuilders Europe ETF	200,000
BetaBuilders Japan ETF	400,000
Emerging Markets Equity ETF	100,000
Europe Currency Hedged ETF	50,000
Europe Equity ETF	100,000
Global Equity ETF	100,000
International Currency Hedged ETF	50,000
International Equity ETF	100,000
U.S. Equity ETF	100,000
U.S. Mid Cap Equity ETF	100,000
U.S. Small Cap Equity ETF	50,000
U.S. Dividend ETF	50,000
U.S. Minimum Volatility ETF	50,000
U.S. Momentum Factor ETF	50,000
U.S. Quality Factor ETF	50,000
U.S. Value Factor ETF	50,000
In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit. The Trust reserves the right to offer a full or partial “cash” option for creations and/or redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of a basket of equity securities and other investments (“Deposit Instruments”) included in each Fund’s index (“Underlying Index”) subject to various conditions. See the “Creation and Redemption of Creation Units” section in Appendix A. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
Miscellaneous
This SAI describes the financial history, investment strategies and policies, management and operation of each Fund in order to enable investors to determine whether the particular Fund best suits their needs.
This SAI provides additional information with respect to the Funds and should be read in conjunction with each Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.
The Trust’s Board of Trustees is referred to herein as the “Board of Trustees” or “Board,” and each trustee is referred to as a “Trustee.” J.P. Morgan Investment Management Inc. (“JPMIM” or “Adviser”) is the investment adviser to the Funds. Investments in a Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the
Part I - 1

Adviser, or any other bank. Shares of a Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risks that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.
The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.
INVESTMENT POLICIES
The following investment policies have been adopted by the Trust with respect to the Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of a Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Funds without shareholder approval.
Except for each of the restrictions on borrowings set forth in the fundamental investment policies below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in the Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees, or persons designated by the Board to make such determination, will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to each fundamental investment policy on borrowing, the 1940 Act generally limits a Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays or holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act as interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under no-action letters and other pronouncements of the staff of the SEC, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.
For purposes of a Fund’s fundamental investment policy regarding industry concentration, “to concentrate” generally means to invest (1) in the case of the BetaBuilders Funds, more than 25% of a Fund’s total assets and (2) in the case of the remaining Funds except the BetaBuilders Funds, 25% or more of a Fund’s assets. Assets are determined at market value at the time of investment.
In addition, each Fund has an 80% investment policy which is described in the Funds’ Prospectus. In calculating “Assets” for the purposes of each Fund’s 80% investment policy, Assets are net assets plus the amount of any borrowings for investment purposes. This policy may be changed by the Board of Trustees without shareholder approval. However, a Fund will provide shareholders with written notice at least 60 days prior to a change in its policy to invest at least 80% of its Assets in securities that are included in its benchmark index (including for the Europe Currency Hedged ETF indirect investments through the Europe Equity ETF and for the International Currency Hedged ETF indirect investments through the International Equity ETF (each an “Underlying Fund” and collectively, the “Underlying Funds”)).
Finally, each Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions applicable to the Fund that are described herein and by any restrictions imposed by applicable law.
Part I - 2

Fundamental Investment Policies.
Each Fund:
(1) May purchase any security which would cause the Fund to concentrate (a) in the case of the BetaBuilders Funds, more than 25% of its investments and (b) in the case of the remaining Funds except the BetaBuilders Funds 25% or more of its investments in the securities of issuers primarily engaged in any particular industry or group of industries to the extent the index which the Fund replicates and which may be changed is concentrated in the securities of issuers primarily engaged in any particular industry or group of industries, but will not concentrate in the securities of issuers primarily engaged in any particular industry or group of industries at any time when the Fund’s index is not concentrated. This policy does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;
(2) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
(3) May not borrow money, except to the extent permitted by applicable law;
(4) (a) In the case of the Emerging Markets Equity ETF, Europe Equity ETF, Global Equity ETF, International Equity ETF, U.S. Equity ETF, U.S. Mid Cap Equity ETF and U.S. Small Cap Equity ETF, may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter under certain securities laws;
(b) In the case of the BetaBuilders Funds, Europe Currency Hedged ETF, International Currency Hedged ETF, U.S. Dividend ETF, U.S. Minimum Volatility ETF, U.S. Momentum Factor ETF, U.S. Quality Factor ETF and U.S. Value Factor ETF, may not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in disposing of portfolio securities or in connection with investments in other investment companies;
(5) May not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (a) issued by companies that invest, deal or otherwise engage in transactions in real estate, or (b) backed or secured by real estate or interests in real estate;
(6) May not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities;
(7) May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law;
(8) May not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.
Each Fund may invest in types of investments and engage in transactions that are considered lending transactions. The types of investments and strategies that a Fund may use are described in further detail in the Prospectus and this SAI.
Non-Fundamental Investment Policies.
Each Fund:
(1) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
INVESTMENT PRACTICES
The Funds invest in a variety of securities and employ a number of investment techniques. Although Europe Currency Hedged ETF mainly invests in the Europe Equity ETF and International Currency Hedged ETF mainly invests in the International Equity ETF, to the extent permitted by applicable law or
Part I - 3

the exemptive relief obtained from the SEC, the Europe Currency Hedged ETF and International Currency Hedged ETF may also invest in securities and other financial instruments as described below. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.
FUND NAME	FUND CODE
BetaBuilders Canada ETF	1
BetaBuilders Developed Asia ex-Japan ETF	2
BetaBuilders Europe ETF	3
BetaBuilders Japan ETF	4
Emerging Markets Equity ETF	5
Europe Currency Hedged ETF	6
Europe Equity ETF	7
Global Equity ETF	8
International Currency Hedged ETF	9
International Equity ETF	10
U.S. Equity ETF	11
U.S. Mid Cap Equity ETF	12
U.S. Small Cap Equity ETF	13
U.S. Dividend ETF	14
U.S. Minimum Volatility ETF	15
U.S. Momentum Factor ETF	16
U.S. Quality Factor ETF	17
U.S. Value Factor ETF	18

Instrument	Fund Code	Part II Section Reference
Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-4, 12-18	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1-18	Miscellaneous Investment Strategies and Risks
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-4	Commercial Paper
Common Stock: Shares of ownership of a company.	1-18	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1-18	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-18	Convertible Securities
Part I - 4

Instrument	Fund Code	Part II Section Reference
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid development.	5	Foreign Investments (including Foreign Currencies)
Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	1-7, 9, 12-18	Investment Company Securities and Exchange-Traded Funds
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors.	1-18	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity securities of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities (“ADSs”). A Fund may also use forward foreign currency contracts in connection with its foreign investments.	1-18	Foreign Investments (including Foreign Currencies)
Futures Transactions: A Fund may purchase and sell futures contracts on securities and indexes of securities.	1-18	Futures Transactions
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	1-18	Investment Company Securities and Exchange-Traded Funds
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	8, 11-18	Master Limited Partnerships
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-4	Miscellaneous Investment Strategies and Risks
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.	1-4, 14-18	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-18	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	5-18	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-18	Real Estate Investment Trusts
Part I - 5

Instrument	Fund Code	Part II Section Reference
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1-18	Miscellaneous Investment Strategies and Risks
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).	1-4	U.S. Government Obligations
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-4	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES
Exemptive Application Requirements
Each Fund must comply with the requirements of the exemptive application which allows it to operate as an exchange-traded fund. Because each Fund is passively managed, it must invest at least 80% of its assets, exclusive of collateral held from securities lending (if any) in component securities of the index which each Fund seeks to track (each, an “Underlying Index”) and in depositary receipts representing such component securities. Each of the Europe Currency Hedged ETF and International Currency Hedged ETF may meet this requirement through its investment in the corresponding Underlying Fund. Any depositary receipts held by a Fund will be negotiable securities that represent ownership of a non-U.S. company’s publicly traded stock. The Adviser believes that, in certain cases, holding one or more depositary receipts (including for the Europe Currency Hedged ETF through the Europe Equity ETF and for the International Currency Hedged ETF through the International Equity ETF) rather than the component securities of the relevant Underlying Index, will improve the liquidity, tradability, and settlement of that Fund’s then current portfolio deposit (thereby improving the efficiency of the creation and redemption process and facilitating efficient arbitrage activity), while at the same time permitting a Fund to maintain direct exposure to component securities of its Underlying Index.
DIVERSIFICATION
The Trust is a registered management investment company. Each Fund is a diversified series of the Trust. Each Fund intends to meet the diversification requirements of the 1940 Act. For a more complete discussion, see the “Diversification” section in Part II of this SAI.
PORTFOLIO TURNOVER
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
Part I - 6

The table below sets forth the Funds’ portfolio turnover rate for the two most recently completed fiscal years:
	Fiscal Year Ended October 31,
Fund	2017	2018
BetaBuilders Canada ETF[1]	N/A	1%
BetaBuilders Developed Asia ex-Japan ETF[1]	N/A	2%
BetaBuilders Europe ETF[2]	N/A	2%
BetaBuilders Japan ETF[2]	N/A	5%
Emerging Markets Equity ETF	60%	53%
Europe Currency Hedged ETF	12%	7%
Europe Equity ETF	18%	51%
Global Equity ETF	26%	29%
International Currency Hedged ETF	5%	6%
International Equity ETF	29%	28%
U.S. Equity ETF	27%	32%
U.S. Mid Cap Equity ETF	31%	35%
U.S. Small Cap Equity ETF[3]	24%	30%
U.S. Dividend ETF[4]	N/A	24%
U.S. Minimum Volatility ETF[4]	N/A	17%
U.S. Momentum Factor ETF[4]	N/A	44%
U.S. Quality Factor ETF[4]	N/A	22%
U.S. Value Factor ETF[4]	N/A	26%
[1]	The Fund commenced operations on 8/7/2018.
[2]	The Fund commenced operations on 6/15/2018.
[3]	The Fund commenced operations on 11/15/2016.
[4]	The Fund commenced operations on 11/8/2017.
TRUSTEES
Standing Committees
There are two standing committees of the Board of Trustees: the Audit and Valuation Committee and the Governance and Nominating Committee. During the fiscal year ended October 31, 2018, the Audit and Valuation Committee met 4 times and the Governance and Nominating Committee met 2 times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.
Ownership of Securities
The following table shows the dollar range of each Trustee’s beneficial ownership of equity securities in the Funds and each Trustee’s aggregate dollar range of ownership in the funds that the Trustee oversees in the Family of Investment Companies as of December 31, 2018:
Name of Trustee	Ownership of BetaBuilders Canada ETF	Ownership of BetaBuilders Developed Asia ex-Japan ETF	Ownership of BetaBuilders Europe ETF	Ownership of BetaBuilders Japan ETF	Ownership of Emerging Markets Equity ETF
Independent Trustees
Gary L. French	None	None	None	None	None
Robert J. Grassi	None	None	None	None	$1–$10,000
Thomas P. Lemke	None	None	None	None	None
Lawrence R. Maffia	None	None	None	None	$10,001–$50,000
Emily A. Youssouf	None	None	None	None	None
Interested Trustee
Robert Deutsch	None	None	None	None	None

Name of Trustee	Ownership of Europe Currency Hedged ETF	Ownership of Europe Equity ETF	Ownership of Global Equity ETF	Ownership of International Currency Hedged ETF	Ownership of International Equity ETF
Independent Trustees
Gary L. French	None	None	$10,001–$50,000	None	None
Robert J. Grassi	None	None	None	$1–$10,000	$10,001–$50,000
Part I - 7

Name of Trustee	Ownership of Europe Currency Hedged ETF	Ownership of Europe Equity ETF	Ownership of Global Equity ETF	Ownership of International Currency Hedged ETF	Ownership of International Equity ETF
Thomas P. Lemke	None	None	Over $100,000	None	None
Lawrence R. Maffia	None	$10,001–$50,000	$10,001–$50,000	None	None
Emily A. Youssouf	None	None	$10,001–$50,000	None	None
Interested Trustee
Robert Deutsch	None	None	$10,001–$50,000	None	Over $100,000

Name of Trustee	Ownership of U.S. Equity ETF	Ownership of U.S. Mid Cap Equity ETF	Ownership of U.S. Small Cap Equity ETF	Ownership of U.S. Divided ETF	Ownership of U.S. Minimum Volatility ETF
Independent Trustees
Gary L. French	None	None	None	None	None
Robert J. Grassi	None	$1–$10,000	$10,001–$50,000	None	None
Thomas P. Lemke	None	None	None	None	None
Lawrence R. Maffia	None	None	None	None	None
Emily A. Youssouf	None	None	None	None	None
Interested Trustee
Robert Deutsch	None	None	None	None	None

Name of Trustee	Ownership of U.S. Momentum Factor ETF	Ownership of U.S. Quality Factor ETF	Ownership of U.S. Value Factor ETF	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustee in Family of Investment Companies[1]
Independent Trustees
Gary L. French	None	None	None	$50,001–$100,000
Robert J. Grassi	None	None	None	Over $100,000
Thomas P. Lemke	None	None	None	Over $100,000
Lawrence R. Maffia	None	None	None	Over $100,000
Emily A. Youssouf	None	None	None	$10,001–$50,000
Interested Trustee
Robert Deutsch	None	None	None	Over $100,000
[1]	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes one registered investment company, 36 Funds and one Trust.
Trustee Compensation
Trustee aggregate compensation paid by the Trust for the calendar year ended December 31, 2018, is set forth below:
Name of Trustee	BetaBuilders Canada ETF	BetaBuilders Developed Asia ex- Japan ETF	BetaBuilders Europe ETF	BetaBuilders Japan ETF	Emerging Markets Equity ETF	Europe Currency Hedged ETF
Independent Trustees
Gary L. French	$2,883	$1,080	$3,030	$6,196	$3,678	$ 509
Robert J. Grassi	2,635	988	2,770	5,665	3,363	465
Thomas P. Lemke	2,899	1,087	3,047	6,232	3,699	512
Lawrence Maffia	1,130	444	1,696	4,226	3,817	544
Emily Youssouf	2,833	1,062	2,978	6,090	3,615	500
Interested Trustee
Robert Deutsch	None	None	None	None	None	None

Name of Trustee	Europe Equity ETF	Global Equity ETF	International Currency Hedged ETF	International Equity ETF	U.S. Equity ETF	U.S. Mid Cap Equity ETF
Independent Trustees
Gary L. French	$1,374	$3,820	$ 592	$25,410	$8,724	$1,679
Robert J. Grassi	1,256	3,493	541	23,232	7,976	1,535
Part I - 8

Name of Trustee	Europe Equity ETF	Global Equity ETF	International Currency Hedged ETF	International Equity ETF	U.S. Equity ETF	U.S. Mid Cap Equity ETF
Thomas P. Lemke	$1,382	$3,842	$ 595	$25,555	$8,774	$1,689
Lawrence Maffia	1,458	3,915	570	25,215	9,040	1,749
Emily Youssouf	1,350	3,754	582	24,975	8,574	1,650
Interested Trustee
Robert Deutsch	None	None	None	None	None	None

Name of Trustee	U.S. Small Cap Equity ETF	U.S. Dividend ETF	U.S. Minimum Volatility ETF	U.S. Momentum Factor ETF	U.S. Quality Factor ETF	U.S. Value Factor ETF	Total Compensation Paid From Fund Complex[1]
Independent Trustees
Gary L. French	$1,305	$ 461	$ 459	$ 482	$ 477	$ 471	$87,500
Robert J. Grassi	1,193	422	420	441	436	431	80,000
Thomas P. Lemke	1,312	464	462	485	479	474	88,000
Lawrence Maffia	1,285	471	468	492	485	481	80,000
Emily Youssouf	1,282	453	451	474	469	463	86,000
Interested Trustee
Robert Deutsch	None	None	None	None	None	None	None
1	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes 36 Funds and one Trust
For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
INVESTMENT ADVISER
Investment Advisory Fees
The table below sets forth the investment advisory fees paid by the Funds to JPMIM (waived amounts are in parentheses), with respect to the fiscal years indicated:
	Fiscal Year Ended
	October 31, 2016		October 31, 2017		October 31, 2018
Fund	Paid	Waived	Paid	Waived	Paid	Waived
BetaBuilders Canada ETF[1]	N/A	N/A	N/A	N/A	$ 287,567	$(302,590)
BetaBuilders Developed Asia ex-Japan ETF[1]	N/A	N/A	N/A	N/A	82,303	(150,645)
BetaBuilders Europe ETF[2]	N/A	N/A	N/A	N/A	—	(271,259)
BetaBuilders Japan ETF[2]	N/A	N/A	N/A	N/A	487,814	(529,186)
Emerging Markets Equity ETF	$ —	$(138,198)	$ 27,378	$(504,504)	158,711	(756,417)
Europe Currency Hedged ETF[3]	—	(45,710)	—	(91,888)	—	(98,878)
Europe Equity ETF[4]	—	(114,484)	15,639	(180,006)	100,193	(139,724)
Global Equity ETF	—	(155,544)	—	(191,686)	336,486	(139,931)
International Currency Hedged ETF[3]	—	(37,065)	—	(105,174)	—	(100,105)
International Equity ETF	—	(652,626)	1,569,831	(272,288)	3,216,192	(257,750)
U.S. Equity ETF	—	(105,392)	165,840	(372,992)	495,089	(650,418)
U.S. Mid Cap Equity ETF[5]	—	(36,378)	—	(128,187)	75,386	(159,715)
U.S. Small Cap Equity ETF[6]	N/A	N/A	—	(90,324)	76,869	(150,571)
U.S. Dividend ETF[7]	N/A	N/A	N/A	N/A	—	(60,332)
U.S. Minimum Volatility ETF[7]	N/A	N/A	N/A	N/A	—	(60,404)
U.S. Momentum Factor ETF[7]	N/A	N/A	N/A	N/A	—	(63,136)
U.S. Quality Factor ETF[7]	N/A	N/A	N/A	N/A	—	(62,075)
U.S. Value Factor ETF[7]	N/A	N/A	N/A	N/A	—	(61,561)
[1]	The Fund commenced operations on 8/7/2018.
[2]	The Fund commenced operations on 6/15/2018.
Part I - 9

[3]	The Fund commenced operations on 4/1/2016.
[4]	The Fund commenced operations on 12/18/2015.
[5]	The Fund commenced operations on 5/11/2016.
[6]	The Fund commenced operations on 11/15/2016.
[7]	The Fund commenced operations on 11/8/2017.
For more information about the Adviser, see the “Investment Adviser” section in Part II of this SAI.
PORTFOLIO MANAGERS
Portfolio Managers’ Other Accounts Managed*
The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each Fund’s portfolio managers as of October 31, 2018:
	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
BetaBuilders Canada ETF
Nicholas D’Eramo	9	$21,517,487	14	$11,744,028	3	$165,731
Michael Loeffler	9	21,517,487	15	14,046,739	5	401,884
Oliver Furby	4	4,364,924	14	7,970,123	3	284,628
Alex Hamilton	4	4,364,924	13	5,667,412	1	48,475
BetaBuilders Developed Asia ex-Japan ETF
Nicholas D’Eramo	9	22,965,120	14	11,744,028	3	165,731
Michael Loeffler	9	22,965,120	15	14,046,739	5	401,884
Oliver Furby	4	5,812,557	14	7,970,123	3	284,628
Alex Hamilton	4	5,812,557	13	5,667,412	1	48,475
BetaBuilders Europe ETF
Nicholas D’Eramo	9	22,249,815	14	11,744,028	3	165,731
Michael Loeffler	9	22,249,815	15	14,046,739	5	401,884
Oliver Furby	4	5,097,252	14	7,970,123	3	284,628
Alex Hamilton	4	5,097,252	13	5,667,412	1	48,475
BetaBuilders Japan ETF
Nicholas D’Eramo	9	21,224,203	14	11,744,028	3	165,731
Michael Loeffler	9	21,224,203	15	14,046,739	5	401,884
Oliver Furby	4	4,071,640	14	7,970,123	3	284,628
Alex Hamilton	4	5,097,252	13	5,667,412	1	48,475
Emerging Markets Equity ETF
Yazann Romahi	19	3,484,196	5	2,252,400	1	783,311
Joe Staines	15	2,772,769	0	0	0	0
Kartik Aiyar	5	1,783,353	0	0	0	0
Europe Currency Hedged ETF
Yazann Romahi	19	3,669,392	5	2,252,400	1	783,311
Kartik Aiyar	5	1,968,549	0	0	0	0
Wei (Victor) Li	10	2,545,551	5	2,328,231	1	783,311
Jonathan Msika	12	1,034,295	3	170,597	0	0
Joe Staines	15	2,957,966	0	0	0	0
Roger Hallam	1	31,403	0	0	0	0
Danny Sage	1	31,403	0	0	0	0
Europe Equity ETF
Yazann Romahi	19	3,623,608	5	2,252,400	1	783,311
Kartik Aiyar	5	1,922,765	0	0	0	0
Wei (Victor) Li	10	2,499,767	5	2,328,231	1	783,311
Jonathan Msika	12	988,511	3	170,597	0	0
Joe Staines	15	2,912,182	0	0	0	0
Global Equity ETF
Yazann Romahi	19	3,494,702	5	2,252,400	1	783,311
Kartik Aiyar	5	1,793,860	0	0	0	0
Wei (Victor) Li	10	2,370,862	5	2,328,231	1	783,311
Joe Staines	15	2,783,276	0	0	0	0
Part I - 10

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
International Currency Hedged ETF
Yazann Romahi	19	$ 2,253,616	5	$ 2,252,400	1	$783,311
Wei (Victor) Li	10	2,543,073	5	2,328,231	1	783,311
Joe Staines	15	2,955,488	0	0	0	0
Kartik Aiyar	5	1,966,072	0	0	0	0
Roger Hallam	1	28,925	0	0	0	0
Danny Sage	1	28,925	0	0	0	0
International Equity ETF
Yazann Romahi	19	2,253,616	5	2,252,400	1	783,311
Wei (Victor) Li	10	1,129,776	5	2,328,231	1	783,311
Joe Staines	15	1,542,190	0	0	0	0
Kartik Aiyar	5	552,774	0	0	0	0
U.S. Equity ETF
Yazann Romahi	19	3,138,807	5	2,252,400	1	783,311
Jonathan Msika	12	503,711	3	170,597	0	0
Joe Staines	15	2,427,381	0	0	0	0
Yegang (Steven) Wu	8	373,664	1	23,705	0	0
U.S. Mid Cap Equity ETF
Yazann Romahi	19	3,586,220	5	2,252,400	1	783,311
Jonathan Msika	12	951,123	3	170,597	0	0
Joe Staines	15	2,874,794	0	0	0	0
Yegang (Steven) Wu	8	821,077	1	23,705	0	0
U.S. Small Cap Equity ETF
Yazann Romahi	19	3,586,220	5	2,252,400	1	783,311
Jonathan Msika	12	967,010	3	170,597	0	0
Joe Staines	15	2,890,680	0	0	0	0
Yegang (Steven) Wu	8	836,963	1	23,705	0	0
U.S. Dividend ETF
Yazann Romahi	19	3,669,392	5	2,252,400	1	783,311
Jonathan Msika	12	1,035,756	3	170,597	0	0
Joe Staines	15	2,955,488	0	0	0	0
Yegang (Steven) Wu	8	905,709	1	23,705	0	0
Aijaz Hussain	4	114,436	0	0	0	0
U.S. Minimum Volatility ETF
Yazann Romahi	19	3,670,819	5	2,252,400	1	783,311
Jonathan Msika	12	1,035,723	3	170,597	0	0
Joe Staines	15	1,542,190	0	0	0	0
Yegang (Steven) Wu	8	905,676	1	23,705	0	0
Aijaz Hussain	4	114,403	0	0	0	0
U.S. Momentum Factor ETF
Yazann Romahi	19	3,623,608	5	2,252,400	1	783,311
Jonathan Msika	12	1,034,591	3	170,597	0	0
Joe Staines	15	2,427,381	0	0	0	0
Yegang (Steven) Wu	8	904,545	1	23,705	0	0
Aijaz Hussain	4	112,861	0	0	0	0
U.S. Quality Factor ETF
Yazann Romahi	19	3,494,702	5	2,252,400	1	783,311
Jonathan Msika	12	1,034,295	3	170,597	0	0
Joe Staines	15	2,874,794	0	0	0	0
Yegang (Steven) Wu	8	903,905	1	23,705	0	0
Aijaz Hussain	4	113,272	0	0	0	0
Part I - 11

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
U.S. Value Factor ETF
Yazann Romahi	19	$ 3,666,914	5	$ 2,252,400	1	$783,311
Jonathan Msika	12	988,511	3	170,597	0	0
Joe Staines	15	2,890,680	0	0	0	0
Yegang (Steven) Wu	8	904,134	1	23,705	0	0
Aijaz Hussain	4	112,632	0	0	0	0
The following table shows information on the other accounts managed by each Fund’s portfolio managers that have advisory fees wholly or partly based on performance as of October 31, 2018:
	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
BetaBuilders Canada ETF
Nicholas D’Eramo	0	$0	0	$0	0	$ 0
Michael Loeffler	0	0	0	0	1	106,843
Oliver Furby	0	0	0	0	1	106,843
Alex Hamilton	0	0	0	0	0	0
BetaBuilders Developed Asia ex-Japan ETF
Nicholas D’Eramo	0	0	0	0	0	0
Michael Loeffler	0	0	0	0	1	106,843
Oliver Furby	0	0	0	0	1	106,843
Alex Hamilton	0	0	0	0	0	0
BetaBuilders Europe ETF
Nicholas D’Eramo	0	0	0	0	0	0
Michael Loeffler	0	0	0	0	1	106,843
Oliver Furby	0	0	0	0	1	106,843
Alex Hamilton	0	0	0	0	0	0
BetaBuilders Japan ETF
Nicholas D’Eramo	0	0	0	0	0	0
Michael Loeffler	0	0	0	0	1	106,843
Oliver Furby	0	0	0	0	1	106,843
Alex Hamilton	0	0	0	0	0	0
Emerging Markets Equity ETF
Yazann Romahi	0	0	0	0	1	360,988
Joe Staines	0	0	0	0	0	0
Kartik Aiyar	0	0	0	0	0	0
Europe Currency Hedged ETF
Yazann Romahi	0	0	0	0	1	360,988
Kartik Aiyar	0	0	0	0	0	0
Wei (Victor) Li	0	0	0	0	1	360,988
Jonathan Msika	0	0	0	0	0	0
Joe Staines	0	0	0	0	0	0
Roger Hallam	0	0	0	0	0	0
Danny Sage	0	0	0	0	0	0
Europe Equity ETF
Yazann Romahi	0	0	0	0	1	360,988
Kartik Aiyar	0	0	0	0	0	0
Wei (Victor) Li	0	0	0	0	1	360,988
Jonathan Msika	0	0	0	0	0	0
Joe Staines	0	0	0	0	0	0
Global Equity ETF
Yazann Romahi	0	0	0	0	1	360,988
Kartik Aiyar	0	0	0	0	0	0
Wei (Victor) Li	0	0	0	0	1	360,988
Part I - 12

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Joe Staines	0	$0	0	$0	0	$ 0
International Currency Hedged ETF
Yazann Romahi	0	0	0	0	1	360,988
Wei (Victor) Li	0	0	0	0	1	360,988
Joe Staines	0	0	0	0	0	0
Kartik Aiyar	0	0	0	0	0	0
Roger Hallam	0	0	0	0	0	0
Danny Sage	0	0	0	0	0	0
International Equity ETF
Yazann Romahi	0	0	0	0	1	360,988
Wei (Victor) Li	0	0	0	0	1	360,988
Joe Staines	0	0	0	0	0	0
Kartik Aiyar	0	0	0	0	0	0
U.S. Equity ETF
Yazann Romahi	0	0	0	0	1	360,988
Jonathan Msika	0	0	0	0	0	0
Joe Staines	0	0	0	0	0	0
Yegang (Steven) Wu	0	0	0	0	0	0
U.S. Mid Cap Equity ETF
Yazann Romahi	0	0	0	0	1	360,988
Jonathan Msika	0	0	0	0	0	0
Joe Staines	0	0	0	0	0	0
Yegang (Steven) Wu	0	0	0	0	0	0
U.S. Small Cap Equity ETF
Yazann Romahi	0	0	0	0	1	360,988
Jonathan Msika	0	0	0	0	0	0
Joe Staines	0	0	0	0	0	0
Yegang (Steven) Wu	0	0	0	0	0	0
U.S. Dividend ETF
Yazann Romahi	0	0	0	0	1	360,988
Jonathan Msika	0	0	0	0	0	0
Joe Staines	0	0	0	0	0	0
Yegang (Steven) Wu	0	0	0	0	0	0
Aijaz Hussain	0	0	0	0	0	0
U.S. Minimum Volatility ETF
Yazann Romahi	0	0	0	0	1	360,988
Jonathan Msika	0	0	0	0	0	0
Joe Staines	0	0	0	0	0	0
Yegang (Steven) Wu	0	0	0	0	0	0
Aijaz Hussain	0	0	0	0	0	0
U.S. Momentum Factor ETF
Yazann Romahi	0	0	0	0	1	360,988
Jonathan Msika	0	0	0	0	0	0
Joe Staines	0	0	0	0	0	0
Yegang (Steven) Wu	0	0	0	0	0	0
Aijaz Hussain	0	0	0	0	0	0
U.S. Quality Factor ETF
Yazann Romahi	0	0	0	0	1	360,988
Jonathan Msika	0	0	0	0	0	0
Joe Staines	0	0	0	0	0	0
Yegang (Steven) Wu	0	0	0	0	0	0
Aijaz Hussain	0	0	0	0	0	0
Part I - 13

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
U.S. Value Factor ETF
Yazann Romahi	0	$0	0	$0	1	$360,988
Jonathan Msika	0	0	0	0	0	0
Joe Staines	0	0	0	0	0	0
Yegang (Steven) Wu	0	0	0	0	0	0
Aijaz Hussain	0	0	0	0	0	0
*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Portfolio Managers’ Ownership of Securities
The following table indicates the dollar range of securities beneficially owned by each portfolio manager, as of October 31, 2018:
Aggregate Dollar Range of Securities in the Fund
Fund	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
BetaBuilders Canada ETF
Nicholas D’Eramo	X
Michael Loeffler	X
Oliver Furby	X
Alex Hamilton	X
BetaBuilders Developed Asia ex-Japan ETF
Nicholas D’Eramo	X
Michael Loeffler	X
Oliver Furby	X
Alex Hamilton	X
BetaBuilders Europe ETF
Nicholas D’Eramo	X
Michael Loeffler	X
Oliver Furby	X
Alex Hamilton	X
BetaBuilders Japan ETF
Nicholas D’Eramo	X
Michael Loeffler	X
Oliver Furby	X
Alex Hamilton	X
Emerging Markets Equity ETF
Yazann Romahi	X
Joe Staines	X
Kartik Aiyar	X
Europe Currency Hedged ETF
Yazann Romahi	X
Kartik Aiyar	X
Wei (Victor) Li	X
Jonathan Msika	X
Joe Staines	X
Roger Hallam	X
Danny Sage	X
Europe Equity ETF
Yazann Romahi	X
Kartik Aiyar	X
Wei (Victor) Li	X
Jonathan Msika	X
Joe Staines	X
Global Equity ETF
Yazann Romahi	X
Part I - 14

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Kartik Aiyar	X
Wei (Victor) Li	X
Joe Staines	X
International Currency Hedged ETF
Yazann Romahi	X
Wei (Victor) Li	X
Joe Staines	X
Kartik Aiyar	X
Roger Hallam	X
Danny Sage	X
International Equity ETF
Yazann Romahi	X
Wei (Victor) Li	X
Joe Staines	X
Kartik Aiyar	X
U.S. Equity ETF
Yazann Romahi	X
Jonathan Msika	X
Joe Staines	X
Yegang (Steven) Wu	X
U.S. Mid Cap Equity ETF
Yazann Romahi	X
Jonathan Msika	X
Joe Staines	X
Yegang (Steven) Wu	X
U.S. Small Cap Equity ETF
Yazann Romahi	X
Jonathan Msika	X
Joe Staines	X
Yegang (Steven) Wu	X
U.S. Dividend ETF
Yazann Romahi	X
Jonathan Msika	X
Joe Staines	X
Yegang (Steven) Wu	X
Aijaz Hussain	X
U.S. Minimum Volatility ETF
Yazann Romahi	X
Jonathan Msika	X
Joe Staines	X
Yegang (Steven) Wu	X
Aijaz Hussain	X
U.S. Momentum Factor ETF
Yazann Romahi	X
Jonathan Msika	X
Joe Staines	X
Yegang (Steven) Wu	X
Aijaz Hussain	X
U.S. Quality Factor ETF
Yazann Romahi	X
Jonathan Msika	X
Joe Staines	X
Yegang (Steven) Wu	X
Aijaz Hussain	X
U.S. Value Factor ETF
Yazann Romahi	X
Jonathan Msika	X
Joe Staines	X
Part I - 15

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Yegang (Steven) Wu	X
Aijaz Hussain	X
Portfolio Managers Compensation
In evaluating each portfolio manager’s performance with respect to the funds he or she manages, the Adviser uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the Funds:
Name of Fund	Benchmark
BetaBuilders Canada ETF	Morningstar ® Canada Target Market Exposure IndexSM
BetaBuilders Developed Asia ex-Japan ETF	Morningstar ® Developed Asia Pacific ex-Japan Target Market Exposure IndexSM
BetaBuilders Europe ETF	Morningstar ® Developed Europe Target Market Exposure IndexSM
BetaBuilders Japan ETF	Morningstar ® Japan Target Market Exposure IndexSM
Emerging Markets Equity ETF	JP Morgan Diversified Factor Emerging Markets Equity Index
FTSE Emerging Index
Europe Currency Hedged ETF	JP Morgan Diversified Factor Europe Currency Hedged (USD) Index
FTSE Developed Europe Index
Europe Equity ETF	JP Morgan Diversified Factor Europe Equity Index
FTSE Developed Europe Index
Global Equity ETF	JP Morgan Diversified Factor Global Developed Equity Index
FTSE Developed Index
International Currency Hedged ETF	JP Morgan Diversified Factor International Currency Hedged (USD) Index
FTSE Developed ex North America Index
International Equity ETF	JP Morgan Diversified Factor International Equity Index
FTSE Developed ex North America Index
U.S. Equity ETF	JP Morgan Diversified Factor US Equity Index
Russell 1000 Index
U.S. Mid Cap Equity ETF	JP Morgan Diversified Factor US Mid Cap Equity Index
Russell Midcap Index
U.S. Small Cap Equity ETF	JP Morgan Diversified Factor US Small Cap Equity Index
Russell 2000 Index
U.S. Dividend ETF	JP Morgan US Dividend Index
Russell 1000 Index
U.S. Minimum Volatility ETF	JP Morgan US Minimum Volatility Index
Russell 1000 Index
U.S. Momentum Factor ETF	JP Morgan US Momentum Factor Index
Russell 1000 Index
U.S. Quality Factor ETF	JP Morgan US Quality Factor Index
Russell 1000 Index
U.S. Value Factor ETF	JP Morgan US Value Factor Index
Russell 1000 Index
Please see “Portfolio Manager Compensation” section in Part II of this SAI for a description of the structure and method of determining the compensation of the portfolio managers identified above.
Part I - 16

ADMINISTRATOR
Administrator Fees
The table below sets forth the administration and administrative services fees paid by the Funds to JPMIM (the amounts voluntarily waived are in parentheses) for the fiscal years indicated:
	Fiscal Year Ended
	October 31, 2016		October 31, 2017		October 31, 2018
Fund	Paid	Waived	Paid	Waived	Paid	Waived
BetaBuilders Canada ETF[1]	N/A	N/A	N/A	N/A	$ 62,322	$(201,698)
BetaBuilders Developed Asia ex-Japan ETF[1]	N/A	N/A	N/A	N/A	4,721	(99,493)
BetaBuilders Europe ETF[2]	N/A	N/A	N/A	N/A	—	(256,188)
BetaBuilders Japan ETF[2]	N/A	N/A	N/A	N/A	102,260	(352,718)
Emerging Markets Equity ETF	$ —	$(26,697)	$ —	$(102,750)	—	(176,788)
Europe Currency Hedged ETF[3]	—	(11,774)	—	(23,668)	—	(25,469)
Europe Equity ETF[4]	—	(32,437)	—	(55,433)	—	(67,977)
Global Equity ETF	—	(55,089)	—	(67,889)	76,253	(92,482)
International Currency Hedged ETF[3]	—	(11,669)	—	(33,110)	—	(31,515)
International Equity ETF	161,041	(70,098)	181,526	(179,342)	1,065,330	(165,050)
U.S. Equity ETF	—	(38,923)	—	(199,134)	—	(423,343)
U.S. Mid Cap Equity ETF[5]	—	(12,873)	—	(45,400)	—	(83,267)
U.S. Small Cap Equity ETF[6]	N/A	N/A	—	(26,474)	—	(66,664)
U.S. Dividend ETF[7]	N/A	N/A	N/A	N/A	—	(22,297)
U.S. Minimum Volatility ETF[7]	N/A	N/A	N/A	N/A	—	(22,323)
U.S. Momentum Factor ETF[7]	N/A	N/A	N/A	N/A	—	(23,333)
U.S. Quality Factor ETF[7]	N/A	N/A	N/A	N/A	—	(22,941)
U.S. Value Factor ETF[7]	N/A	N/A	N/A	N/A	—	(22,751)
[1]	The Fund commenced operations on 8/7/2018.
[2]	The Fund commenced operations on 6/15/2018.
[3]	The Fund commenced operations on 4/1/2016.
[4]	The Fund commenced operations on 12/18/2015.
[5]	The Fund commenced operations on 5/11/2016.
[6]	The Fund commenced operations on 11/15/2016.
[7]	The Fund commenced operations on 11/8/2017.
For more information about the Administrator, see the “Administrator” section in Part II of this SAI.
FUND ACCOUNTING AGENT
Fund Accounting Fees
Effective October 1, 2017, JPMorgan Chase Bank serves as the Fund Accounting Agent. Prior to October 1, 2017, SEI Investments Global Funds Services served as the Fund Accounting Agent. The table below sets forth the fund accounting fees paid by the Funds as indicated:
	Fiscal Year Ended
Fund	October 31, 2016	October 31, 2017	October 31, 2018
BetaBuilders Canada ETF[1]	N/A	N/A	$10,707
BetaBuilders Developed Asia ex-Japan ETF[1]	N/A	N/A	5,887
BetaBuilders Europe ETF[2]	N/A	N/A	16,765
BetaBuilders Japan ETF[2]	N/A	N/A	24,006
Emerging Markets Equity ETF	$17,414	$ 23,404	20,697
Europe Currency Hedged ETF[3]	2,424	13,643	20,124
Europe Equity ETF[4]	6,678	19,316	20,329
Global Equity ETF	20,009	20,175	20,545
International Currency Hedged ETF[3]	2,402	14,122	20,194
International Equity ETF	48,148	122,043	25,194
Part I - 17

	Fiscal Year Ended
Fund	October 31, 2016	October 31, 2017	October 31, 2018
U.S. Equity ETF	$ 8,019	$ 38,319	$32,633
U.S. Mid Cap Equity ETF[5]	2,653	13,987	22,496
U.S. Small Cap Equity ETF[6]	N/A	9,881	21,998
U.S. Dividend ETF[7]	N/A	N/A	18,953
U.S. Minimum Volatility ETF[7]	N/A	N/A	18,952
U.S. Momentum Factor ETF[7]	N/A	N/A	18,981
U.S. Quality Factor ETF[7]	N/A	N/A	18,973
U.S. Value Factor ETF[7]	N/A	N/A	18,965
[1]	The Fund commenced operations on 8/7/2018.
[2]	The Fund commenced operations on 6/15/2018.
[3]	The Fund commenced operations on 4/1/2016.
[4]	The Fund commenced operations on 12/18/2015.
[5]	The Fund commenced operations on 5/11/2016.
[6]	The Fund commenced operations on 11/15/2016.
[7]	The Fund commenced operations on 11/8/2017.
For more information, see the “Custody and Fund Accounting Fees and Expenses” section in Part II of this SAI.
SECURITIES LENDING ACTIVITIES
To the extent that any Funds engaged in securities lending during the fiscal year ended October 31, 2018, such Funds and information concerning the amounts of income and fees/compensation related to securities lending activities for the Fund’s most recent fiscal year are described below.
	BetaBuilders Canada ETF	BetaBuilders Developed Asia ex-Japan ETF	BetaBuilders Europe ETF	BetaBuilders Japan ETF	Global Equity ETF
Gross Income from Securities Lending Activities[1]	$142,448	$3,075	$83,758	$60,668	$166
Fees and/or Compensation for Securities Lending Activities
Revenue Split[2]	5,345	233	4,038	2,247	1
Cash Collateral Management Fees[3]	7,859	134	3,008	3,177	12
Administrative Fees	—	—	—	—	—
Indemnification Fees	—	—	—	—	—
Rebates to Borrowers	66,761	39	28,445	28,095	138
Others Fees	—	—	—	—	—
Aggregate Fees/Compensation for Securities Lending Activities	79,965	406	35,491	33,519	151
Net Income from the Securities Lending Activities	62,483	2,669	48,267	27,149	16

	U.S. Equity ETF	U.S. Mid Cap Equity ETF	U.S. Small Cap Equity ETF	U.S. Dividend ETF	U.S. Minimum Volatility ETF
Gross Income from Securities Lending Activities[1]	$5,077	$1,225	$4,058	$296	$176
Fees and/or Compensation for Securities Lending Activities
Revenue Split[2]	62	31	242	18	11
Cash Collateral Management Fees[3]	366	88	150	13	8
Administrative Fees	—	—	—	—	—
Indemnification Fees	—	—	—	—	—
Rebates to Borrowers	3,771	718	928	49	31
Others Fees	—	—	—	—	—
Aggregate Fees/Compensation for Securities Lending Activities	4,199	836	1,319	80	50
Net Income from the Securities Lending Activities	878	389	2,739	216	127

Part I - 18

	U.S. Momentum Factor ETF	U.S. Quality Factor ETF	U.S. Value Factor ETF
Gross Income from Securities Lending Activities[1]	$16	$84	$22
Fees and/or Compensation for Securities Lending Activities
Revenue Split[2]	—	2	1
Cash Collateral Management Fees[3]	1	6	2
Administrative Fees	—	—	—
Indemnification Fees	—	—	—
Rebates to Borrowers	9	47	6
Others Fees	—	—	—
Aggregate Fees/Compensation for Securities Lending Activities	11	55	9
Net Income from the Securities Lending Activities	5	29	13
[1]	Gross income includes income from the reinvestment of cash collateral, premium income (i.e. rebates paid by borrowers to the Fund), management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle's assets before income is distributed, and any other income.
[2]	Revenue split represents the share of revenue generated by securities lending program and paid to Citi.
[3]	Cash collateral is reinvested in certain JPMorgan money market funds that are advised by JPMIM (“money market funds”). Cash collateral management fees include the fees and expenses deducted from the money market funds. The contractual management fees are derived using the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements from the money market funds’ most recently available prospectus. Actual fees incurred by the Money Market Funds may differ due to other expenses, fee waivers and expense reimbursements.
For more information, see the “Securities Lending Agent” section in Part II of this SAI.
BROKERAGE
Brokerage Commissions
The Funds paid the following brokerage commissions for the indicated fiscal years:
	Fiscal Year Ended
Fund	October 31, 2016	October 31, 2017	October 31, 2018
BetaBuilders Canada ETF[1]
Total Brokerage Commissions	N/A	N/A	$ 2,374
Brokerage Commissions to Affiliated Broker/Dealers	N/A	N/A	—
BetaBuilders Developed Asia ex-Japan ETF[1]
Total Brokerage Commissions	N/A	N/A	54,683
Brokerage Commissions to Affiliated Broker/Dealers	N/A	N/A	—
BetaBuilders Europe ETF[2]
Total Brokerage Commissions	N/A	N/A	7,856
Brokerage Commissions to Affiliated Broker/Dealers	N/A	N/A	—
BetaBuilders Japan ETF[2]
Total Brokerage Commissions	N/A	N/A	28,169
Brokerage Commissions to Affiliated Broker/Dealers	N/A	N/A	—
Emerging Markets Equity ETF
Total Brokerage Commissions	$12,973	$16,828	103,821
Brokerage Commissions to Affiliated Broker/Dealers	24	—	—
Europe Currency Hedged ETF[3]
Total Brokerage Commissions	1,206	1,146	1,040
Brokerage Commissions to Affiliated Broker/Dealers	262	—	—
Europe Equity ETF[4]
Total Brokerage Commissions	6,122	2,041	11,820
Brokerage Commissions to Affiliated Broker/Dealers	2	—	—
Global Equity ETF
Total Brokerage Commissions	9,314	3,305	26,710
Brokerage Commissions to Affiliated Broker/Dealers	—	—	—
Part I - 19

	Fiscal Year Ended
Fund	October 31, 2016	October 31, 2017	October 31, 2018
International Currency Hedged ETF[3]
Total Brokerage Commissions	$ 1,026	$ 77	$ 990
Brokerage Commissions to Affiliated Broker/Dealers	—	—	—
International Equity ETF
Total Brokerage Commissions	61,521	78,378	231,913
Brokerage Commissions to Affiliated Broker/Dealers	—	—	—
U.S. Equity ETF
Total Brokerage Commissions	6,434	7,367	35,754
Brokerage Commissions to Affiliated Broker/Dealers	—	—	—
U.S. Mid Cap Equity ETF[5]
Total Brokerage Commissions	4,152	3,131	10,748
Brokerage Commissions to Affiliated Broker/Dealers	—	—	—
U.S. Small Cap Equity ETF[6]
Total Brokerage Commissions	N/A	3,013	13,137
Brokerage Commissions to Affiliated Broker/Dealers	N/A	—	—
U.S. Dividend ETF[7]
Total Brokerage Commissions	N/A	N/A	2,979
Brokerage Commissions to Affiliated Broker/Dealers	N/A	N/A	—
U.S. Minimum Volatility ETF[7]
Total Brokerage Commissions	N/A	N/A	974
Brokerage Commissions to Affiliated Broker/Dealers	N/A	N/A	—
U.S. Momentum Factor ETF[7]
Total Brokerage Commissions	N/A	N/A	2,418
Brokerage Commissions to Affiliated Broker/Dealers	N/A	N/A	—
U.S. Quality Factor ETF[7]
Total Brokerage Commissions	N/A	N/A	1,440
Brokerage Commissions to Affiliated Broker/Dealers	N/A	N/A	—
U.S. Value Factor ETF[7]
Total Brokerage Commissions	N/A	N/A	2,507
Brokerage Commissions to Affiliated Broker/Dealers	N/A	N/A	—
[1]	The Fund commenced operations on 8/7/2018.
[2]	The Fund commenced operations on 6/15/2018.
[3]	The Fund commenced operations on 4/1/2016.
[4]	The Fund commenced operations on 12/18/2015.
[5]	The Fund commenced operations on 5/11/2016.
[6]	The Fund commenced operations on 11/15/2016.
[7]	The Fund commenced operations on 11/8/2017.
For more information concerning brokerage commissions, see the “Portfolio Transactions” section in Part II of this SAI.
Broker Research
For the fiscal year ended October 31, 2018, the Adviser allocated brokerage commissions to brokers who provided broker research including third party research for the Funds as follows:
Fund Name	Amount
BetaBuilders Canada ETF	$ 0
BetaBuilders Developed Asia ex-Japan ETF	0
BetaBuilders Europe ETF	0
BetaBuilders Japan ETF	0
Emerging Markets Equity ETF	1,296
Europe Currency Hedged ETF	0
Europe Equity ETF	0
Global Equity ETF	146
International Currency Hedged ETF	0
International Equity ETF	20,825
U.S. Equity ETF	0
Part I - 20

Fund Name	Amount
U.S. Mid Cap Equity ETF	$ 0
U.S. Small Cap Equity ETF	0
U.S. Dividend ETF	0
U.S. Minimum Volatility ETF	0
U.S. Momentum Factor ETF	0
U.S. Quality Factor ETF	0
U.S. Value Factor ETF	0
Securities of Regular Broker-Dealers
As of October 31, 2018, the following Funds owned securities of their regular broker-dealers (or parents) as shown below.
Fund	Name of Broker-Dealer	Value of Securities Owned
BetaBuilders Developed Asia ex-Japan ETF	Macquarie Group	$10,102,630
BetaBuilders Europe ETF	3I Group	1,639,791
	Amundi SA	537,742
	Credit Suisse Group AG	4,786,753
	Deutsche Bank AG	2,802,178
	Hargreaves Lansdown	971,853
	Julius Baer Group	1,539,070
	Natixis SA	804,171
	Partners Group Holding AG	2,009,137
	Schroders	640,885
	St. James's Place	1,030,939
	UBS Financial Services Inc.	8,073,594
BetaBuilders Japan ETF	Daiwa Securities Group Inc.	5,759,369
	Mitsubishi UFJ Lease & Finance Co Ltd.	1,719,066
	Nomura Holdings Inc.	10,439,939
	SBI Holdings, Inc.	3,640,154
	Tokyo Century Corp.	1,717,552
Emerging Markets Equity ETF	Chailease Holding Co Ltd.	243,794
	China Cinda Asset Management	82,482
	China Everbright Ltd.	53,199
	China Galaxy Securities	67,505
	China Huarong Asset Management	63,185
	China International Capital Corporation	56,003
	CITIC Securities	142,123
	Coronation Fund Managers Ltd.	51,355
	Far East Horizon	72,686
	GF Securities	72,297
	Guotai Junan Securities	62,829
	Haitong Securities	123,317
	Huatai Securities Co Ltd.	98,851
	Investec Ltd.	108,843
	REC Limited	123,938
	Yuanta Financial Holding Co., Limited	382,068
Europe Equity ETF	3I Group	151,209
	Natixis SA	46,452
	Partners Group Holding AG	161,614
	Schroders	38,603
Global Equity ETF	Cincinnati Financial Corporation	476,873
	Commerce Bancshares	590,017
	Daiwa Securities Group Inc.	167,454
	Macquarie Group	435,974
	SBI Holdings, Inc.	347,303
	Torchmark Corporation	633,172
Part I - 21

Fund	Name of Broker-Dealer	Value of Securities Owned
International Equity ETF	Daiwa Securities Group Inc.	$ 3,201,688
	Macquarie Group	2,764,284
	Mitsubishi UFJ Lease & Finance Co Ltd.	1,224,674
	SBI Holdings, Inc.	3,120,505
	Schroders	1,089,542
	Tokyo Century Corp.	762,164
U.S. Equity ETF	Ameriprise Financial, Inc.	438,724
	Bank of America Corporation	539,110
	Bank of New York Mellon Corporation	619,029
	BB&T Corporation	1,603,009
	BlackRock, Inc.	479,304
	Charles Schwab Corporation	510,258
	Cincinnati Financial Corporation	1,020,669
	Citigroup Inc.	608,189
	Comerica Incorporated	480,878
	E*TRADE Financial Corporation	441,469
	Eaton Vance Corporation	211,330
	Goldman Sachs Group Inc.	509,562
	Invesco Ltd.	57,987
	M&T Bank Corporation	521,042
	Morgan Stanley	407,150
	Nasdaq Inc.	388,721
	Northern Trust Corporation	553,790
	PNC Financial Services Group Inc.	677,399
	Principal Financial Group Inc.	475,972
	Prudential Financial Inc.	410,100
	Raymond James Financial, Inc.	449,787
	SEI Investments Company	1,201,021
	State Street Corp.	394,350
	SunTrust Banks, Inc.	2,039,332
	T. Rowe Price Group Inc.	1,332,643
	TD Ameritrade Holding Corporation	681,463
	Torchmark Corporation	1,299,023
	Wells Fargo & Co	657,603
U.S. Mid Cap Equity ETF	Affiliated Managers Group	71,378
	Ameriprise Financial, Inc.	126,731
	Cincinnati Financial Corporation	188,264
	Comerica Incorporated	106,599
	Commerce Bancshares	183,232
	E*TRADE Financial Corporation	129,431
	Eaton Vance Corporation	97,173
	Jefferies Financial Group Inc.	155,636
	Lazard	63,942
	LPL Financial	110,018
	M&T Bank Corporation	124,223
	MFA Financial, Inc.	110,651
	Nasdaq Inc.	161,281
	Northern Trust Corporation	159,919
	Principal Financial Group Inc.	118,287
	Raymond James Financial, Inc.	122,167
	SEI Investments Company	172,644
	SunTrust Banks, Inc.	392,816
	T. Rowe Price Group Inc.	112,023
	Torchmark Corporation	259,144
Part I - 22

Fund	Name of Broker-Dealer	Value of Securities Owned
U.S. Small Cap Equity ETF	ARMOUR Residential REIT	$ 73,703
	Blucora	69,495
	CenterState Bank	52,601
	KLX Energy Services Holdings Inc	17,594
	OFG Bancorp	19,568
	Peabody Energy Corporation	147,862
	Primerica	56,406
	Selective Insurance	236,573
	State Auto Financial Corporation	52,867
	Valley Bank	82,105
U.S. Dividend ETF	BGC Partners, Inc.	24,834
	MFA Financial, Inc.	121,718
U.S. Minimum Volatility ETF	Cincinnati Financial Corporation	144,304
	MFA Financial, Inc.	30,790
U.S. Momentum Factor ETF	Bank of America Corporation	378,097
	BlackRock, Inc.	145,643
	Citigroup Inc.	63,169
	Comerica Incorporated	81,642
	Commerce Bancshares	29,320
	E*TRADE Financial Corporation	72,499
	Interactive Brokers Group	55,883
	LPL Financial	62,216
	MarketAxess	30,612
	SEI Investments Company	60,024
	T. Rowe Price Group Inc.	95,632
	Torchmark Corporation	7,704
U.S. Quality Factor ETF	Cincinnati Financial Corporation	68,574
	Commerce Bancshares	50,880
	Eaton Vance Corporation	30,679
	Franklin Templeton Investments	213
	MFA Financial, Inc.	39,744
	Nasdaq Inc.	55,408
	SEI Investments Company	2,940
	T. Rowe Price Group Inc.	74,197
	Torchmark Corporation	77,718
U.S. Value Factor ETF	Bank of America Corporation	48,565
	Bank of New York Mellon Corporation	145,114
	BB&T Corporation	136,026
	BOK Financial Corporation	20,661
	Goldman Sachs Group Inc.	222,215
	Invesco Ltd.	11,701
	Legg Mason	46,309
	MFA Financial, Inc.	59,335
	PNC Financial Services Group Inc.	180,657
	Principal Financial Group Inc.	67,969
	Prudential Financial Inc.	131,104
	SunTrust Banks, Inc.	104,391
	Wells Fargo & Co	538,794
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
PURCHASES AND REDEMPTION OF CREATION UNITS
The Trust will issue and sell its Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in “Placement of Creation Orders Outside NSCC Clearing Process-Foreign Funds” in Appendix A to Part II of this SAI.
FUND	CREATION*	REDEMPTION*
BetaBuilders Canada ETF	100,000	100,000
Part I - 23

FUND	CREATION*	REDEMPTION*
BetaBuilders Developed Asia ex-Japan ETF	200,000	200,000
BetaBuilders Europe ETF	200,000	200,000
BetaBuilders Japan ETF	400,000	400,000
Emerging Markets Equity ETF	100,000	100,000
Europe Currency Hedged ETF	50,000	50,000
Europe Equity ETF	100,000	100,000
Global Equity ETF	100,000	100,000
International Currency Hedged ETF	50,000	50,000
International Equity ETF	100,000	100,000
U.S. Equity ETF	100,000	100,000
U.S. Mid Cap Equity ETF	100,000	100,000
U.S. Small Cap Equity ETF	50,000	50,000
U.S. Dividend ETF	50,000	50,000
U.S. Minimum Volatility ETF	50,000	50,000
U.S. Momentum Factor ETF	50,000	50,000
U.S. Quality Factor ETF	50,000	50,000
U.S. Value Factor ETF	50,000	50,000
*	May be revised at any time without notice.
CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Investors who are authorized to deal in Creation Units (“Authorized Participants”) will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Funds may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
FUND	TRANSACTION FEE*, **
BetaBuilders Canada ETF	$ 1,800
BetaBuilders Developed Asia ex-Japan ETF	5,700
BetaBuilders Europe ETF	11,000
BetaBuilders Japan ETF	3,400
Emerging Markets Equity ETF	15,000
Europe Currency Hedged ETF	300
Europe Equity ETF	6,000
Global Equity ETF	8,000
International Currency Hedged ETF	300
International Equity ETF	7,500
U.S. Equity ETF	1,750
U.S. Mid Cap Equity ETF	1,800
U.S. Small Cap Equity ETF	2,400
U.S. Dividend ETF	900
U.S. Minimum Volatility ETF	900
U.S. Momentum Factor ETF	1,100
U.S. Quality Factor ETF	900
U.S. Value Factor ETF	1,000
*	From time to time, a Fund may waive all or a portion of its applicable transaction fee(s).
**	In addition to the transaction fees listed above, a Fund may charge an additional variable fee for creations and redemptions in cash of up to 3% of the amount of a creation transaction (up to 5% for Emerging Markets Equity ETF) and of up to 2% of the amount of a redemption transaction to offset brokerage and impact expenses associated with the cash transaction.
Part I - 24

PURCHASE BY OTHER INVESTMENT COMPANIES
For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. Although the SEC has granted an exemptive order to the Trust permitting registered investment companies that enter into an agreement with the Trust (“Investing Funds”) to invest in series of the Trust beyond the limits of Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, such exemptive relief is not applicable to Europe Currency Hedged ETF and International Currency Hedged ETF. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Europe Currency Hedged ETF and International Currency Hedged ETF.
FINANCIAL INTERMEDIARIES
Compensation Payments
For the fiscal year ended October 31, 2018, neither JPMIM nor any other affiliates of JPMorgan Chase & Co. (JPMorgan Chase) made any compensation payments to intermediaries with respect to the Funds.
For a more complete discussion, see the “Compensation to Intermediaries” section in Part II of this SAI.
TAX MATTERS
Capital Loss Carryforwards
As of October 31, 2018, the following Funds had net capital loss carryforwards as follows:
	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
BetaBuilders Canada ETF	$ 772,844	$ —
BetaBuilders Developed Asia ex-Japan ETF	149,273	—
BetaBuilders Japan ETF	917,863	—
Emerging Markets Equity ETF	8,430,347	143,376
Europe Equity ETF	149,231	—
Global Equity ETF	404,849	—
International Equity ETF	3,014,624	—
U.S. Equity ETF	1,607,722	—
U.S. Mid Cap Equity ETF	475,898	—
U.S. Small Cap Equity ETF	348,136	—
U.S. Dividend ETF	265,350	—
U.S. Minimum Volatility ETF	91,144	1,769
U.S. Momentum Factor ETF	304,497	—
U.S. Quality Factor ETF	108,318	—
U.S. Value Factor ETF	104,119	—
For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.
SHARE OWNERSHIP
Trustees and Officers
As of December 31, 2018, the officers and Trustees, as a group, owned less than 1% of the shares of any Fund.
Principal Holders
As of January 31, 2019, the persons who owned of record, or were known to own beneficially, 5% or more of the outstanding shares of each Fund included in this SAI are shown in Attachment I-A, Principal Shareholders.
Part I - 25

FINANCIAL STATEMENTS
The Financial Statements of the Funds are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended October 31, 2018, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Funds, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance on the report of said firm, given on the authority of said firm as experts in accounting and auditing. These Financial Statements are available without charge upon request by calling 1-844-457-6383 (844-4JPM ETF).
Part I - 26

Attachment I-A
PRINCIPAL SHAREHOLDERS
Persons owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of such Funds.
Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN BETABUILDERS CANADA ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	59.16%

	J.P. MORGAN SECURITIES LLC* 277 PARK AVE NEW YORK, NY 10172	38.98
JPMORGAN BETABUILDERS DEVELOPED ASIA EX-JAPAN ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	53.34

	J.P. MORGAN SECURITIES LLC* 277 PARK AVE NEW YORK, NY 10172	42.89
JPMORGAN BETABUILDERS EUROPE ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	56.06

	J.P. MORGAN SECURITIES LLC* 277 PARK AVE NEW YORK, NY 10172	40.20
JPMORGAN BETABUILDERS JAPAN ETF
	J.P. MORGAN SECURITIES LLC* 277 PARK AVE NEW YORK, NY 10172	48.13

	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	45.12
JPMORGAN DIVERSIFIED RETURN EMERGING MARKETS EQUITY ETF
	CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO, CA 94105	6.69

	THE BANK OF NEW YORK MELLON 240 GREENWICH STREET NEW YORK, NY 10286	6.41

	HENGEHOLD CAPITAL MANAGEMENT LLC 6116 HARRISON AVE CINCINNATI, OH 45247-7833	5.36
Part I - 27

Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN DIVERSIFIED RETURN EUROPE CURRENCY HEDGED ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	54.02%

	THE GOLDMAN SACHS TRUST COMPANY, NATIONAL ASSOCIATION 200 BELLEVUE PARKWAY, SUITE 250 WILMINGTON, DE 19809	14.30

	TWELVE POINTS WEALTH MANAGEMENT LLC 9 POND LANE, SUITE 3A CONCORD, MA 01742	7.72

	CITADEL SECURITIES LLC 131 SOUTH DEARBORN STREET CHICAGO, IL 60603	7.25

	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ONE BRYANT PARK NEW YORK, NY 10036	5.89
JPMORGAN DIVERSIFIED RETURN EUROPE EQUITY ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	35.30

	MERRILL LYNCH MONEY MANAGER 717 FIFTH AVENUE, FLOOR NO. 07 NEW YORK, NY 10022	10.58

	J.P. MORGAN SECURITIES LLC* 277 PARK AVE NEW YORK, NY 10172	7.51

	MCDONALD PARTNERS LLC 1301 EAST 9TH STREET, SUITE 3700 CLEVELAND, OH 44114	6.05

	CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO, CA 94105	5.77

	LPL FINANCIAL LLC 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	5.74
JPMORGAN DIVERSIFIED RETURN GLOBAL EQUITY ETF
	FIDELITY BROKERAGE SERVICES LLC 900 SALEM STREET SMITHFIELD, RI 02917	9.82

	RUSSELL INVESTMENT MANAGEMENT, LLC 1301 SECOND AVENUE, 18TH FLOOR SEATTLE, WA 98101	8.02
Part I - 28

Name of Fund	Name and Address of Shareholder	Percentage Held

	TOTAL INVESTMENT MANAGEMENT, INC. 9383 E. BAHIA DR. #120 SCOTTSDALE, AZ 85260	7.32%

	J.P. MORGAN SECURITIES LLC* 277 PARK AVE NEW YORK, NY 10172	7.26

	CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO, CA 94105	6.01

	MORGAN STANLEY SMITH BARNEY LLC 1585 BROADWAY NEW YORK, NY 10036	5.53
JPMORGAN DIVERSIFIED RETURN INTERNATIONAL CURRENCY HEDGED ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	87.39
JPMORGAN DIVERSIFIED RETURN INTERNATIONAL EQUITY ETF
	AMERIPRISE FINANCIAL 70400 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS, MN 55474	10.27

	MORGAN STANLEY SMITH BARNEY 1585 BROADWAY NEW YORK, NY 10036	8.01

	ARGI INVESTMENT SERVICES, LLC 1914 STANLEY GAULT PKWY LOUISVILLE, KY 40223-4158	6.58
JPMORGAN DIVERSIFIED RETURN U.S. EQUITY ETF
	CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO, CA 94105	8.13

	UBS FINANCIAL SERVICES INC. 1285 AVENUE OF THE AMERICAS NEW YORK, NY 10019	7.34

	THE BANK OF NEW YORK MELLON 240 GREENWICH STREET NEW YORK, NY 10286	6.50

	SVA PLUMB WEALTH MANAGEMENT, LLC PO BOX 44966 MADISON, WI 53744-4966	6.35
JPMORGAN DIVERSIFIED RETURN U.S. MID CAP EQUITY ETF
	ARGI INVESTMENT SERVICES, LLC 1914 STANLEY GAULT PKWY LOUISVILLE, KY 40223-4158	22.64
Part I - 29

Name of Fund	Name and Address of Shareholder	Percentage Held

	CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO, CA 94105	17.17%

	TRILOGY CAPITAL, INC. 900 BISCAYNE BOULEVARD, SUITE R107 MIAMI, FL 33132	6.56

	ASSETMARK TRUST CO 1655 GRANT STREET, 10TH FLOOR CONCORD, CA 94520	6.02

	THE BANK OF NEW YORK MELLON 240 GREENWICH STREET NEW YORK, NY 10286	5.54
JPMORGAN DIVERSIFIED RETURN U.S. SMALL CAP EQUITY ETF
	CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO, CA 94105	17.45

	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	16.34

	THE BANK OF NEW YORK MELLON 240 GREENWICH STREET NEW YORK, NY 10286	7.86

	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ONE BRYANT PARK NEW YORK, NY 10036	7.07
JPMORGAN U.S. DIVIDEND ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	89.61
JPMORGAN U.S. MINIMUM VOLATILITY ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	86.42

	CETERA ADVISOR NETWORKS LLC 200 N. PACIFIC COAST HIGHWAY, SUITE 1300 EL SEGUNDO, CA 90245	5.76
JPMORGAN U.S. MOMENTUM FACTOR ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	73.72

	THE BANK OF NEW YORK MELLON 240 GREENWICH STREET NEW YORK, NY 10286	16.30
Part I - 30

Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN U.S. QUALITY FACTOR ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	66.23%

	SPECTRUM INVESTMENT ADVISORS INC 6329 WEST MEQUON ROAD MEQUON, WI 53092	19.39
JPMORGAN U.S. VALUE FACTOR ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	48.40

	PALLADIUM PARTNERS, LLC ROCKEFELLER CENTER 1270 6TH AVE # 220 NEW YORK, NY 10020	28.25

	THE BANK OF NEW YORK MELLON 240 GREENWICH STREET NEW YORK, NY 10286	10.46
*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Certain of this ownership represents seed money held by J.P. Morgan Investment Management Inc., a subsidiary of JPMorgan Chase & Co. The shares may also be held for the benefit of underlying accounts for which JPMorgan Affiliates may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.
Part I - 31

STATEMENT OF ADDITIONAL INFORMATION
PART I
March 1, 2019
J.P. MORGAN EXCHANGE-TRADED FUND TRUST (the “Trust”)
Fund Name	Ticker	Listing Exchange
JPMorgan Diversified Alternatives ETF (the “ Diversified Alternatives ETF”)	JPHF	NYSE Arca
JPMorgan Event Driven ETF (the “ Event Driven ETF”)	JPED	NYSE Arca
JPMorgan Long/Short ETF (the “ Long/Short ETF”)	JPLS	NYSE Arca
JPMorgan Managed Futures Strategy ETF (the “Managed Futures Strategy ETF”)	JPMF	NYSE Arca
(each a “Fund” and collectively, the “Funds”)
This Statement of Additional Information (“SAI”) is not a prospectus, but contains additional information which should be read in conjunction with the prospectus for the Funds, dated March 1, 2019, as supplemented from time to time (the “Prospectus”). Additionally, this SAI incorporates by reference the financial statements included in the annual Shareholder Report relating to the Funds, dated October 31, 2018 (the “Financial Statements”). The Prospectus and the Financial Statements, including the Independent Registered Public Accounting Firm’s Report, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.
This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to the Funds. Part II of this SAI contains additional information that more generally applies to the Trust’s funds.
For more information about the Funds or the Financial Statements, simply write or call:
J.P. Morgan Exchange-Traded Funds
270 Park Ave
NY1-K108
New York, NY 10017
1-844-457-6383 (844-4JPM ETF)
SAI-DAETF-319

Part I
PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL
The Trust and the Funds
Each Fund is a series of J.P. Morgan Exchange-Traded Fund Trust (the “Trust”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on February 25, 2010 and governed by a Declaration of Trust as amended and restated on February 19, 2014.
Each Fund will offer and issue shares at net asset value (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The shares of the Fund are collectively referred to as the “Shares” in this SAI. Each Fund’s Shares will be listed and traded on the NYSE Arca, Inc. (the “Exchange”). Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations. The Fund generally issues and redeems Creation Units in cash but may issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. The amount of Shares in a Creation Unit for each Fund is 50,000 Shares.
In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit. When the Fund issues and redeems Creation Units in kind, the Trust nonetheless reserves the right to permit or require a full or partial “cash” option for creations and/or redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of a basket of securities and other investments (“Deposit Instruments”) subject to various conditions. See the “Creation and Redemption of Creation Units” section in Appendix A. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.
Miscellaneous
This SAI describes the financial history, investment strategies and policies, management and operation of each Fund in order to enable investors to determine whether the particular Fund best suits their needs.
This SAI provides additional information with respect to the Funds and should be read in conjunction with each Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds’ executive offices are located at 270 Park Avenue, New York, NY 10017.
The Trust’s Board of Trustees is referred to herein as the “Board of Trustees” or “Board,” and each trustee is referred to as a “Trustee.” J.P. Morgan Investment Management Inc. (“JPMIM” or “Adviser”) is the investment adviser to the Funds. Investments in a Fund are not deposits or obligations of, nor guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of a Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risks that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.
The Event Driven ETF and Long/Short ETF are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because each Fund has claimed an exclusion from that definition.
INVESTMENT POLICIES
The following investment policies have been adopted by the Trust with respect to the Funds. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in the “Additional Information” section in Part II of this SAI. All other investment policies of a Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Funds without shareholder approval.
Except for each of the restrictions on borrowings set forth in the fundamental investment policies below, the percentage limitations contained in the policies below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in the Prospectus is adhered to at the time of
Part I - 1

investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, a Fund’s Adviser, or persons designated by the Board to make such determination, will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to each fundamental investment policy on borrowing, the 1940 Act generally limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” As noted in “Investment Strategies and Policies — Miscellaneous Investment Strategies and Risks — Borrowings” in SAI Part II, in addition to temporary borrowing, a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays or holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act as interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under no-action letters and other pronouncements of the staff of the SEC, certain Fund positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as a Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.
For purposes of a Fund’s fundamental investment policy regarding industry concentration, “to concentrate” generally means to invest (1) in the case of Diversified Alternatives ETF, 25% or more of the Fund’s total assets and (2) in the case of the other Funds, more than 25% of a Fund’s total assets. Assets are determined at market value at the time of investment. This fundamental investment policy regarding concentration does not apply to securities issued by other investment companies, securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by any of the foregoing. For purposes of the fundamental investment policy involving industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources. For purposes of the fundamental investment policy regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time.
Finally, each Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions applicable to the Fund that are described herein and by any restrictions imposed by applicable law.
Fundamental Investment Policies.
Each Fund:
(1) (a) In the case of the Diversified Alternatives ETF, may not purchase any security which would cause the Fund to concentrate 25% or more of its investments in the securities of issuers primarily engaged in any particular industry or group of industries;
(b) In the case of the remaining Funds, may not purchase any security which would cause the Fund to concentrate more than 25% of its investments in the securities of issuers primarily engaged in any particular industry or group of industries;
(2) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
(3) May not borrow money, except to the extent permitted by applicable law;
(4) May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in disposing of portfolio securities or in connection with investments in other investment companies;
Part I - 2

(5) May not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (a) issued by companies that invest, deal or otherwise engage in transactions in real estate, or (b) backed or secured by real estate or interests in real estate;
(6) May not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities;
(7) May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law;
(8) In the case of the Diversified Alternatives ETF, Event Driven ETF and Long/Short ETF, may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.
Each Fund may invest in types of investments and engage in transactions that are considered lending transactions. The types of investments and strategies that a Fund may use are described in further detail in the Prospectus and this SAI.
Non-Fundamental Investment Policies.
Each Fund:
(1) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
INVESTMENT PRACTICES
The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds (directly and/or through its subsidiary). For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.
FUND NAME	FUND CODE
Diversified Alternatives ETF	1
Event Driven ETF	2
Long/Short ETF	3
Managed Futures Strategy ETF	4

Instrument	Fund Code	Part II Section Reference
Bank Obligations[1]: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit are negotiable certificates issued by a bank for a specified period of time and earning a specified return. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.	1-4	Bank Obligations
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	1-4	Miscellaneous Investment Strategies and Risks
Part I - 3

Instrument	Fund Code	Part II Section Reference
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date.	1-4	Options and Futures Transactions
Commercial Paper[1]: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months	1-4	Commercial Paper
Commodity-Linked Derivatives: Instruments whose value derives from the price of a commodity, including commodity futures and commodity options.	1, 4	Miscellaneous Investment Strategies and Risks
Common Stock: Shares of ownership of a company.	1-3	Equity Securities, Warrants and Rights
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1-3	Equity Securities, Warrants and Rights
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-3	Convertible Securities
Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-4	Debt Instruments
Credit Default Swaps (“CDSs”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.	1-2, 4	Swaps and Related Swap Products
Emerging Market Securities: Instruments issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid developments.	1-4	Foreign Investments (including Foreign Currencies)
Exchange-Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments.	1-2	Investment Company Securities and Exchange-Traded Funds
Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies utilize forward foreign currency transactions (including non-deliverable forwards (“NDFs”)).	1-4	Foreign Investments (including Foreign Currencies)
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and American Depositary Securities (“ADSs”).	1-4	Foreign Investments (including Foreign Currencies)
Futures Transactions: A Fund may purchase and sell futures contracts on securities and indexes of securities.	1-4	Futures Transactions
Part I - 4

Instrument	Fund Code	Part II Section Reference
High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s adviser to be of comparable quality.	1-2, 4	Debt Instruments
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	1	Debt Instruments
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	1-4	Investment Company Securities and Exchange-Traded Funds
Master Limited Partnerships (“MLPs”): Limited partnerships that are publicly traded on a securities exchange.	1-3	Master Limited Partnerships
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans.	1	Mortgage-Related Securities
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	3-4	New Financial Products
Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1	Foreign Investments (including Foreign Currencies)
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities, commodities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities and commodities.	1-4	Options and Futures Transactions
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-4	Equity Securities, Warrants and Rights
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	2-3	Miscellaneous Investment Strategies and Risks
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-4	Real Estate Investment Trusts
Repurchase Agreements[1]: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-4	Repurchase Agreements
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-4	Reverse Repurchase Agreements
Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	1-4	Miscellaneous Investment Strategies and Risks
Part I - 5

Instrument	Fund Code	Part II Section Reference
Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. A Fund may enter into physical short transactions or obtain the short exposure through synthetic derivative transactions.	1-4	Short Selling
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-2	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-4	Foreign Investments (including Foreign Currencies)
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	1-4	Swaps and Related Swap Products
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest in cash and cash equivalents for temporary defensive purposes.	1-4	Miscellaneous Investment Strategies and Risks
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.	1	Mortgage-Related Securities
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).	1-4	U.S. Government Obligations
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	3-4	When-Issued Securities, Delayed Delivery Securities and Forward Commitments
1	With respect to the Long/Short ETF, bank obligations, commercial paper, repurchase agreements, reverse repurchase agreements and any other short-term obligations will have maturities of three months or less.
DIVERSIFICATION
The Trust is a registered management investment company. Each Fund intends to meet the diversification requirements of the 1940 Act, except for the Managed Futures Strategy ETF, which is non-diversified. For a more complete discussion, see the “Diversification” section in Part II of this SAI.
Part I - 6

PORTFOLIO TURNOVER
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.
The table below sets forth the Funds’ portfolio turnover rate for the two most recently completed fiscal years:
	Fiscal Year Ended October 31,
Fund	2017	2018
Diversified Alternatives ETF	107%	145%
Event Driven ETF[1]	N/A	141%
Long/Short ETF[2]	N/A	99%
Managed Futures Strategy ETF[3]	N/A	-
[1]	The Fund commenced operations on 11/29/2017.
[2]	The Fund commenced operations on 1/23/2018.
[3]	The Fund commenced operations on 12/5/2017.
TRUSTEES
Standing Committees
There are two standing committees of the Board of Trustees: the Audit and Valuation Committee and the Governance and Nominating Committee. During the fiscal year ended October 31, 2018, the Audit and Valuation Committee met 4 times and the Governance and Nominating Committee met 2 times. For a more complete discussion, see the “Trustees” section in Part II of this SAI.
Ownership of Securities
The following table shows the dollar range of each Trustee’s beneficial ownership of equity securities in the Fund and each Trustee’s aggregate dollar range of ownership in the funds that the Trustee oversees in the Family of Investment Companies as of December 31, 2018:
Name of Trustee	Ownership of Diversified Alternatives ETF	Ownership of Event Driven ETF	Ownership of Long/Short ETF	Ownership of Managed Futures Strategy ETF	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustee in Family of Investment Companies[1]
Independent Trustees
Gary L. French	None	None	None	None	$50,001–$100,000
Robert J. Grassi	$1–$10,000	None	None	None	Over $100,000
Thomas P. Lemke	None	None	None	None	Over $100,000
Lawrence R. Maffia	None	None	None	None	Over $100,000
Emily A. Youssouf	None	None	None	None	$10,001–$50,000
Interested Trustee
Robert Deutsch	None	None	None	None	Over $100,000
[1]	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes one registered investment company, 36 Funds and one Trust.
Part I - 7

Trustee Compensation
Trustee aggregate compensation paid by the Trust for the calendar year ended December 31, 2018, is set forth below:
Name of Trustee	Diversified Alternatives ETF	Event Driven ETF	Long/Short ETF	Managed Futures Strategy ETF	Total Compensation Paid From Fund Complex[1]
Independent Trustees
Gary L. French	$3,329	$ 459	$ 425	$ 893	$87,500
Robert J. Grassi	3,044	420	388	816	80,000
Thomas P. Lemke	3,348	461	427	898	88,000
Lawrence Maffia	3,474	463	416	897	80,000
Emily Youssouf	3,272	451	417	877	86,000
Interested Trustee
Robert Deutsch	None	None	None	None	None
1	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees currently serves includes 36 Funds and one Trust
For a more complete discussion, see the “Trustee Compensation” section in Part II of this SAI.
INVESTMENT ADVISER
Investment Advisory Fees
The table below sets forth the investment advisory fees paid by the Funds to JPMIM (waived amounts are in parentheses), with respect to the fiscal years indicated:
	Fiscal Year Ended
	October 31, 2016		October 31, 2017		October 31, 2018
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Diversified Alternatives ETF[1]	$ —	$(21,733)	$201,625	$(388,959)	$887,592	$(372,723)
Event Driven ETF[2]	N/A	N/A	N/A	N/A	—	(182,942)
Long/Short ETF[3]	N/A	N/A	N/A	N/A	—	(111,098)
Managed Futures Strategy ETF[4]	N/A	N/A	N/A	N/A	—	(257,119)
[1]	The Fund commenced operations on 9/12/2016.
[2]	The Fund commenced operations on 11/29/2017.
[3]	The Fund commenced operations on 1/23/2018.
[4]	The Fund commenced operations on 12/5/2017.
For more information about the Adviser, see the “Investment Adviser” section in Part II of this SAI.
PORTFOLIO MANAGERS
Portfolio Managers’ Other Accounts Managed*
The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each Fund’s portfolio managers as of October 31, 2018:
Fund	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Diversified Alternatives ETF
Yazann Romahi	19	$3,670,819	5	$2,252,400	1	$783,311
Wei (Victor) Li	10	2,370,146	5	2,328,231	1	783,311
Alistair Lowe	0	0	0	0	0	0
Event Driven ETF
Yazann Romahi	19	3,214,676	5	2,252,400	1	783,311
Wei (Victor) Li	10	2,548,064	5	2,328,231	1	783,311
Alistair Lowe	0	0	0	0	0	0
Part I - 8

Fund	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Jonathan Msika	12	$1,036,808	3	$ 170,597	0	$ 0
Joe Staines	15	2,960,479	0	0	0	0
Long/Short ETF
Yazann Romahi	19	2,253,616	5	2,252,400	1	783,311
Wei (Victor) Li	10	2,551,022	5	2,328,231	1	783,311
Alistair Lowe	0	0	0	0	0	0
Jonathan Msika	12	1,039,766	3	170,597	0	0
Yegang (Steven) Wu	8	909,719	1	23,705	0	0
Managed Futures Strategy ETF
Yazann Romahi	19	3,484,196	5	2,252,400	1	783,311
Wei (Victor) Li	10	2,521,191	5	2,328,231	1	783,311
Alistair Lowe	0	0	0	0	0	0
Joe Staines	15	2,960,479	0	0	0	0
The following table shows information on the other accounts managed by each Fund’s portfolio managers that have advisory fees wholly or partly based on performance as of October 31, 2018:
Fund	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Diversified Alternatives ETF
Yazann Romahi	0	$0	0	$0	1	$360,988
Wei (Victor) Li	0	0	0	0	1	360,988
Alistair Lowe	0	0	0	0	0	0
Event Driven ETF
Yazann Romahi	0	0	0	0	1	360,988
Wei (Victor) Li	0	0	0	0	1	360,988
Alistair Lowe	0	0	0	0	0	0
Jonathan Msika	0	0	0	0	0	0
Joe Staines	0	0	0	0	0	0
Long/Short ETF
Yazann Romahi	0	0	0	0	1	360,988
Wei (Victor) Li	0	0	0	0	1	360,988
Alistair Lowe	0	0	0	0	0	0
Jonathan Msika	0	0	0	0	0	0
Yegang (Steven) Wu	0	0	0	0	0	0
Managed Futures Strategy ETF
Yazann Romahi	0	0	0	0	1	360,988
Wei (Victor) Li	0	0	0	0	1	360,988
Alistair Lowe	0	0	0	0	0	0
Joe Staines	0	0	0	0	0	0
*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Portfolio Managers’ Ownership of Securities
The following table indicates the dollar range of securities beneficially owned by each portfolio manager, as of October 31, 2018:
Aggregate Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Diversified Alternatives ETF
Yazann Romahi	X
Wei (Victor) Li	X
Alistair Lowe*	X
Part I - 9

Aggregate Dollar Range of Securities in the Fund
Fund	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Event Driven ETF
Yazann Romahi	X
Wei (Victor) Li	X
Alistair Lowe	X
Jonathan Msika	X
Joe Staines	X
Long/Short ETF
Yazann Romahi	X
Wei (Victor) Li	X
Alistair Lowe	X
Jonathan Msika	X
Yegang (Steven) Wu	X
Managed Futures Strategy ETF
Yazann Romahi	X
Wei (Victor) Li	X
Alistair Lowe	X
Joe Staines	X
*	Mr. Lowe purchased shares of the Fund totaling $100,001-$500,000 as of December 20, 2018.
Portfolio Managers’ Compensation
In evaluating each portfolio manager’s performance with respect to the funds he or she manages, the Adviser uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the Funds:
Name of Fund	Benchmark
Diversified Alternatives ETF	ICE BofAML US 3-Month Treasury Bill Index
Event Driven ETF	ICE BofAML US 3-Month Treasury Bill Index
Long/Short ETF	ICE BofAML US 3-Month Treasury Bill Index
Managed Futures Strategy ETF	ICE BofAML US 3-Month Treasury Bill Index
Please see “Portfolio Manager Compensation” section in Part II of this SAI for a description of the structure and method of determining the compensation of the portfolio managers identified above.
ADMINISTRATOR
Administrator Fees
The table below sets forth the administration services fees paid by the Funds to JPMIM (the amounts voluntarily waived are in parentheses) for the fiscal years indicated:
	Fiscal Year Ended
	October 31, 2016		October 31, 2017		October 31, 2018
Fund	Paid	Waived	Paid	Waived	Paid	Waived
Diversified Alternatives ETF[1]	$ —	$(3,079)	$ —	$(85,517)	$18,752	$(162,994)
Event Driven ETF[2]	N/A	N/A	N/A	N/A	—	(20,734)
Long/Short ETF[3]	N/A	N/A	N/A	N/A	—	(15,739)
Managed Futures Strategy ETF[4]	N/A	N/A	N/A	N/A	—	(44,485)
[1]	The Fund commenced operations on 9/12/2016.
[2]	The Fund commenced operations on 11/29/2017.
[3]	The Fund commenced operations on 1/23/2018.
[4]	The Fund commenced operations on 12/5/2017.
For more information about the Administrator, see the “Administrator” section in Part II of this SAI.
Part I - 10

FUND ACCOUNTING AGENT
Fund Accounting Fees
Effective October 1, 2017, JPMorgan Chase Bank serves as the Fund Accounting Agent. Prior to October 1, 2017, SEI Investments Global Funds Services served as the Fund Accounting Agent. The table below sets forth the fund accounting fees paid by the Funds as indicated:
	Fiscal Year Ended
Fund	October 31, 2016	October 31, 2017	October 31, 2018
Diversified Alternatives ETF[1]	$1,224	$21,436	$44,783
Event Driven ETF[2]	N/A	N/A	18,609
Long/Short ETF[3]	N/A	N/A	15,949
Managed Futures Strategy ETF[4]	N/A	N/A	37,233
[1]	The Fund commenced operations on 9/12/2016.
[2]	The Fund commenced operations on 11/29/2017.
[3]	The Fund commenced operations on 1/23/2018.
[4]	The Fund commenced operations on 12/5/2017.
For more information, see the “Custody and Fund Accounting Fees and Expenses” section in Part II of this SAI.
SECURITIES LENDING ACTIVITIES
The Funds did not engage in securities lending during the fiscal year ended October 31, 2018. To the extent that the Funds engage in securities lending during the current fiscal year, information concerning the amounts of income and fees/compensation related to securities lending activities will be included in the SAI in the Funds' next annual update to its registration statement.
For more information, see the “Securities Lending Agent” section in Part II of this SAI.
BROKERAGE
Brokerage Commissions
The Funds paid the following brokerage commissions for the indicated fiscal years:
	Fiscal Year Ended
Fund	October 31, 2016	October 31, 2017	October 31, 2018
Diversified Alternatives ETF[1]
Total Brokerage Commissions	$13,068	$11,487	$254,347
Brokerage Commissions to Affiliated Broker/Dealers	—	—	—
Event Driven ETF[2]
Total Brokerage Commissions	N/A	N/A	21,160
Brokerage Commissions to Affiliated Broker/Dealers	N/A	N/A	—
Long/Short ETF[3]
Total Brokerage Commissions	N/A	N/A	42,311
Brokerage Commissions to Affiliated Broker/Dealers	N/A	N/A	—
Managed Futures Strategy ETF[4]
Total Brokerage Commissions	N/A	N/A	26,205
Brokerage Commissions to Affiliated Broker/Dealers	N/A	N/A	—
[1]	The Fund commenced operations on 9/12/2016.
[2]	The Fund commenced operations on 11/29/2017.
[3]	The Fund commenced operations on 1/23/2018.
[4]	The Fund commenced operations on 12/5/2017.
For more information concerning brokerage commissions, see the “Portfolio Transactions” section in Part II of this SAI.
Part I - 11

Broker Research
For the fiscal year ended October 31, 2018, the Adviser allocated brokerage commissions to brokers who provided broker research including third party research for the Funds as follows:
Fund Name	Amount
Diversified Alternatives ETF	$4,378
Event Driven ETF	0
Long/Short ETF	0
Managed Futures Strategy ETF	0
Securities of Regular Broker-Dealers
As of October 31, 2018, the following Funds owned securities of their regular broker-dealers (or parents) as shown below:
Fund	Name of Broker-Dealer	Value of Securities Owned
Diversified Alternatives ETF	Jefferies Financial Group Inc.	$395,048
	Peabody Energy Corporation	860,336
	Virtus Investment Partners Inc.	288,384
	Waddell & Reed Financial, Inc.	276,267
Event Driven ETF	Jefferies Financial Group Inc.	154,584
	Peabody Energy Corporation	280,055
Long/Short ETF	Peabody Energy Corporation	68,844
	Virtus Investment Partners Inc.	74,207
	Waddell & Reed Financial, Inc.	72,104
For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.
PURCHASES AND REDEMPTION OF CREATION UNITS
The Trust will issue and sell its Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in “Placement of Creation Orders Outside NSCC Clearing Process-Foreign Funds” in Appendix A to Part II of this SAI.
FUND	CREATION*	REDEMPTION*
Diversified Alternatives ETF	50,000	50,000
Event Driven ETF	50,000	50,000
Long/Short ETF	50,000	50,000
Managed Futures Strategy ETF	50,000	50,000
*	May be revised at any time without notice.
CREATION AND REDEMPTION TRANSACTION FEES. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Investors who are authorized to deal in Creation Units (“Authorized Participants”) will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Funds may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
FUND	TRANSACTION FEE*,**
Diversified Alternatives ETF	$500
Event Driven ETF	500
Long/Short ETF	500
Managed Futures Strategy ETF	300
*	From time to time, the Fund may waive all or a portion of its applicable transaction fee(s).
Part I - 12

**	In addition to the transaction fees listed above, the Fund may charge an additional variable fee for creations and redemptions in cash of up to 3% of the amount of a creation transaction and of up to 2% of the amount of a redemption transaction to offset brokerage and impact expenses associated with the cash transaction.
PURCHASE BY OTHER INVESTMENT COMPANIES
For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund.
FINANCIAL INTERMEDIARIES
Compensation Payments
For the fiscal year ended October 31, 2018, neither JPMIM nor any other affiliates of JPMorgan Chase & Co. (JPMorgan Chase) made any compensation payments to intermediaries with respect to the Funds.
For a more complete discussion, see the “Compensation to Intermediaries” section in Part II of this SAI.
TAX MATTERS
Capital Loss Carryforwards
As of October 31, 2018, the Funds had net capital loss carryforwards, with no expiration dates, as follows:
	Capital Loss Carryforward Character
Fund	Short-Term	Long-Term
Diversified Alternatives ETF	$1,134,347	$621,876
Event Driven ETF	—	120,780
Long/Short ETF	1,005,692	205,479
Managed Futures Strategy ETF	695,169	873,417
For more information on tax matters, see the “Distributions and Tax Matters” section in Part II of this SAI.
Subsidiary Taxation
The Diversified Alternatives ETF and Managed Futures Strategy ETF gain exposure to the commodities markets through investments in commodity-linked derivative instruments, which may include commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. Each Fund intends to gain exposure indirectly to commodity markets by investing in a wholly owned subsidiary organized under the laws of the Cayman Islands (each, a “Subsidiary”). The Diversified Alternatives ETF invests in the Diversified Alternatives Fund CS Ltd. and the Managed Futures Strategy ETF invests in Managed Futures Fund CS Ltd. Each Subsidiary invests primarily in commodity-linked derivative instruments. In order for a Fund to qualify as a regulated investment company under Subchapter M of Internal Revenue Code of 1986, as amended (the “Code”), a Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. A Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments including, without limitation, investments in certain commodity-linked derivatives. The Internal Revenue Service (the “IRS”) has issued a revenue ruling which holds that income derived from certain commodity-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings to other taxpayers in which the IRS concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income. The IRS (the “Note Rulings”) currently has suspended issuing these types of private letter rulings pending further internal review. The IRS recently issued proposed regulations that, if finalized, would generally treat a Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act. In connection with issuing such revenue procedure, the IRS has revoked the Note Rulings. The tax treatment of a Fund’s
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investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations, court decisions and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of a Fund’s taxable income or any gains and distributions made by a Fund. Each Fund’s investment in its Subsidiary involve specific risks.
A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.
The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and a Fund will be treated as a “U.S. shareholder” of its respective Subsidiary. As a result, a Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” A Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by a Fund, and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
SHARE OWNERSHIP
Trustees and Officers
As of December 31, 2018, the officers and Trustees, as a group, owned less than 1% of the shares of any Fund.
Principal Holders
As of January 31, 2019, the persons who owned of record, or were known to own beneficially, 5% or more of the outstanding shares of each Fund included in this SAI are shown in Attachment I-A, Principal Shareholders.
FINANCIAL STATEMENTS
The Financial Statements of the Funds are incorporated by reference into this SAI. The Financial Statements for the fiscal year ended October 31, 2018, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Funds, as indicated in its report with respect thereto, and are incorporated herein by reference in reliance on the report of said firm, given on the authority of said firm as experts in accounting and auditing. These Financial Statements are available without charge upon request by calling 1-844-457-6383 (844-4JPM ETF).
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Attachment I-A
PRINCIPAL SHAREHOLDERS
Persons owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of such Funds.
Name of Fund	Name and Address of Shareholder	Percentage Held
JPMORGAN DIVERSIFIED ALTERNATIVES ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	41.72%

	MG TRUST COMPANY, LLC 700 17TH STREET, SUITE 300 DENVER, COLORADO 80202	5.80

	HIGHTOWER ADVISORS, LLC 200 W MADISON, 25TH FLOOR, SUITE 2500 CHICAGO, IL 60606	5.62

	FIFTH THIRD BANK 38 FOUNTAIN SQUARE PLAZA CINCINNATI, OH 45263	5.49
JPMORGAN EVENT DRIVEN ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	94.67
JPMORGAN LONG/SHORT ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION* 270 PARK AVENUE NEW YORK, NY 10017	90.56
JPMORGAN MANAGED FUTURES STRATEGY ETF
	JP MORGAN CHASE & CO* 270 PARK AVENUE NEW YORK, NY 10017	91.46
*	The shareholder of record is JPMorgan Chase Bank, National Association, but most of this holding this represents seed money held by J.P. Morgan Investment Management Inc. The shares may also be held for the benefit of underlying accounts for which JPMorgan Chase Bank, National Association or its affiliates (“JPMorgan Affiliates”) may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.
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J.P. Morgan Exchange-Traded Fund Trust
STATEMENT OF ADDITIONAL INFORMATION
PART II
Part II of this SAI describes policies and practices that apply to each of the J.P. Morgan Exchange-Traded Fund Trust’s funds (“ETF Funds”), for which Part I precedes this Part II. Part II is not a standalone document and must be read in conjunction with Part I. References in this Part II to a “Fund” mean each of the ETF Funds, unless noted otherwise. Capitalized terms used and not otherwise defined in this Part II have the meanings given to them in Part I of this SAI.

Part II
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Part II - ii

INVESTMENT STRATEGIES AND POLICIES
As noted in the applicable Prospectuses for each of the Funds, in addition to the main investment strategy and the main investment risks described in the Prospectuses, each Fund may employ other investment strategies and may be subject to other risks, which are described below. The Funds may engage in the practices described below to the extent consistent with their investment objectives, strategies, policies and restrictions. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to particular Funds.
For a list of investment strategies and policies employed by each Fund, see “INVESTMENT PRACTICES” in Part I of this SAI.
Asset-Backed Securities
Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.
Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.
A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be
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characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”).
Auction Rate Securities
Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.
Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.
Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).
A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. Except as permitted by rule or exemptive order (see “Investment Company Securities and Exchange-Traded Funds” below for more information), a Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.
Bank Obligations
Bank obligations consist of bankers’ acceptances, certificates of deposit, bank notes and time deposits.
Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.
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Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside the United States (“U.S.”). Such certificates of deposit include Eurodollar and Yankee certificates of deposit. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the U.S. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Certain Funds may also invest in obligations (including bankers’ acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein. With regard to certificates of deposit issued by U.S. banks and savings and loan associations, to be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation.
Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market.
The Funds will not invest in obligations for which a Fund’s Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”).
Subject to the Funds’ limitations on concentration in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of banks which meet the conditions set forth herein.
Commercial Paper
Commercial paper is defined as short-term obligations, generally with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.
Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below.
Convertible Securities
Certain Funds may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.
The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.
Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other
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situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.
Certain Funds invest in contingent securities structured as contingent convertible securities also known as CoCos. Contingent convertible securities are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs (the “Trigger Event”). Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a Trigger Event. Trigger Events vary by instrument and are defined by the documents governing the contingent convertible security. Such Trigger Events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.
Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because Trigger Events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the Trigger Event.
In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.
Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are also subject to extension risk. Contingent convertible securities are perpetual instruments and may only be callable at pre-determined dates upon approval of the applicable regulatory authority. There is no guarantee that a Fund will receive return of principal on contingent convertible securities.
Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a Trigger Event or coupon suspension applicable to a single issuer.
The value of contingent convertible securities is unpredictable and will be influenced by many factors such as: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for contingent convertible securities; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Custodial Receipts
Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
Debt Instruments
Below Investment Grade Securities. Securities that were rated investment grade at the time of purchase may subsequently be rated below investment grade (BB+ or lower by Standard & Poor’s Corporation (“S&P”) and Bal or lower by Moody’s Investors Service, Inc. (“Moody’s”)). Certain Funds that do not invest in below investment grade securities as a main investment strategy may nonetheless continue to hold such securities if the Adviser believes it is advantageous for the Fund to do so. The high
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degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities also can change suddenly and unexpectedly.
Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
High Yield/High Risk Securities/Junk Bonds. Certain Funds may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated but determined by the Fund’s Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.
High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.
The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.
It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.
Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.
Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.
Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.
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Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.
While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Variable and Floating Rate Instruments. Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.
Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.
A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Fund’s Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, a Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular
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variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.
As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.
Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.
Variable Amount Master Notes. Variable amount master notes are notes, which may possess a demand feature, that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable amount master notes may not be secured by collateral. To the extent that variable amount master notes are secured by collateral, they are subject to the risks described under the section “Loans— Collateral and Subordination Risk.”
Because master notes are direct lending arrangements between a Fund and the issuer of the notes, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. If the Fund is not repaid such principal and accrued interest, the Fund may not be able to dispose of the notes due to the lack of a secondary market.
While master notes are not typically rated by credit rating agencies, issuers of variable amount master notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper, if any, in Part I of this SAI under the heading “Diversification”. A Fund’s Adviser will consider the credit risk of the issuers of such notes, including its earning power, cash flow, and other liquidity ratios of such issuers and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer.
Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists (e.g., illiquid securities) will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of a Fund’s net assets only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such instruments must be found by the Fund’s Adviser to be of comparable quality to instruments in which a Fund may invest. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments.
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities. Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is
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entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero-coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero-coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
Impact of Market Conditions on the Risks associated with Debt Securities
Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Current market conditions pose heightened risks for Funds that invest in debt securities. While the U.S. is experiencing historically low interest rate levels, signs of economic recovery and the end of the Federal Reserve Board’s quantitative easing program have increased the risk that interest rates may rise in the near future. Any future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception, or changes in government intervention in the markets) could cause the value of any Fund that invests in debt securities to decrease. As such, debt securities markets may experience heightened levels of interest rate and liquidity risk, as well as increased volatility. If rising interest rates cause a Fund to lose value, the Fund could also face increased shareholder redemptions, which would further impair the Fund’s ability to achieve its investment objectives.
The capacity for traditional dealers to engage in fixed-income trading for certain fixed income instruments has not kept pace with the growth of the fixed income market, and in some cases has decreased. As a result, because dealers acting as market makers provide stability to a market, the significant reduction in certain dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.
Demand Features
Certain Funds may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.
Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.
The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.
Equity Securities, Warrants and Rights
Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior
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position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition, including those that result from management’s performance or changes to the business of the company, and overall market and economic conditions.
Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.
Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.
Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.
Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Similar to common stock rights described above, rights may also be issued to holders of preferred stock.
Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Foreign Investments (including Foreign Currencies)
Some of the Funds may invest in certain obligations or securities of foreign issuers. For purposes of a Fund’s investment policies and unless described otherwise in a Fund’s prospectus, an issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, eurodollar certificates of deposit, eurodollar time deposits, eurodollar bankers’ acceptances, canadian time deposits and yankee certificates of deposit, and investments in canadian commercial paper, and europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.
Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:
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Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, sanctions or other measures by the United States or other governments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.
Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.
Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.
Currency Risk. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected by intervention (or lack of intervention) by the United States or foreign governments or central banks or by currency controls or political developments in the United States or elsewhere. Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements. In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.
Settlement Risk. The settlement periods for foreign securities and instruments are often longer than those for securities or obligations of U.S. issuers or instruments denominated in U.S. dollars. Delayed settlement may affect the liquidity of a Fund’s holdings. Certain types of securities and other instruments are not traded “delivery versus payment” in certain markets (e.g., government bonds in Russia) meaning that a Fund may deliver securities or instruments before payment is received from the counterparty. In such markets, the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely.
Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter (“OTC”) secondary markets. Incomplete collateralization of
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interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.
Global Depositary Notes. Foreign securities and emerging markets securities include Global Depositary Notes (“GDNs”). A GDN is a debt instrument created by a bank that evidences ownership of local currency-denominated debt securities. GDNs reflect the terms of particular local currency-denominated bonds. GDNs trade, settle, and pay interest and principal in U.S. dollars but typically are restricted securities that do not trade on an exchange. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary bank. In addition to the risks associated with foreign investments, a Fund’s investments in GDNs is subject to the risks associated with the underlying local currency-denominated bond and derivative instruments including credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk, and management risk. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN.
Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.
Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream. Such income stream may or may not be linked to a tangible asset. For sukuk that are not linked to a tangible asset, the sukuk represents a contractual payment obligation of the issuer or issuing vehicle to pay income or periodic payments to the investor, and such contractual payment obligation is linked to the issuer or issuing vehicle and not from interest on the investor’s money for the sukuk. For sukuk linked to a tangible asset, the Fund will not have a direct interest in the underlying asset or pool of assets. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. Even when the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. The issuer may be a special purpose vehicle (“SPV”) with no other assets. Investors do not have direct legal ownership of any underlying assets. In the event of default, the process may take longer to resolve than conventional bonds. Changing interpretations of Islamic law by courts or prominent scholars may affect the free transferability of sukuk in ways that cannot now be foreseen. In such an event, the Fund may be required to hold its sukuk for longer than intended, even if their condition is deteriorating.
Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment. Although the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and where it is difficult for a Fund to make an investment in or dispose of sukuk at the Fund’s desired time. Furthermore, the global sukuk market is significantly smaller than conventional bond markets, and restrictions imposed by the Shariah board of the issuing entity may limit the number of investors who are interested in investing in particular sukuk. The unique characteristics of sukuk may lead to uncertainties regarding their tax treatment within a Fund.
Investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited. Sukuk are also subject to the risks associated with developing and emerging market economies, which include, among others, the risk of sanctions and inconsistent accounting and legal principles.
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Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of the foreign exchanges and broker-dealers; (iv) the seizure or confiscation by local governments of securities held by foreign investors, and the possible suspension or limiting by local governments of an issuer’s ability to make dividend or interest payments; (v) limiting or entirely restricting repatriation of invested capital, profits, and dividends by local governments; (vi) possible local taxation of capital gains, including on a retroactive basis; (vii) the attempt by issuers facing restrictions on dollar or euro payments imposed by local governments to make dividend or interest payments to foreign investors in the local currency; (viii) difficulty in enforcing legal claims related to the securities and/or local judges favoring the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments being paid in the local currency; (x) greater difficulty in determining market valuations of the securities due to limited public information regarding the issuer, and (xi) difficulty of ascertaining the financial health of an issuer due to lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards.
Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many developing countries lack the social, political, and economic stability characteristics of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies.
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Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
A Fund’s income and, in some cases, capital gains from foreign stocks and securities, will be subject to applicable taxation in certain of the countries in which it invests and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remains uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.
In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total gross domestic product (“GDP”). These foreign obligations have become the subject of political debate and have served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Foreign Currency Transactions. Certain Funds may engage in foreign currency transactions which include the following, some of which also have been described elsewhere in this SAI: options on foreign currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the U.S., the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund’s investments in foreign securities including emerging markets securities. Certain Funds may engage in such transactions to hedge against currency risks, as a substitute for securities in which the Fund invests, to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund. To the extent that a Fund uses foreign currency transactions for hedging purposes, the Fund may hedge either specific transactions or portfolio positions.
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While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value (“NAV”) of Fund shares, the NAV of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund (other than the Europe Currency Hedged ETF and International Currency Hedged ETF which intends to engage in hedging on a regular basis) may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.
Certain Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract.
Transaction Hedging. Generally, when a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price (or a non-U.S. dollar currency (“reference currency”)) of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other reference currency and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Funds reserve the right to purchase and sell foreign currency futures contracts traded in the U.S. and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).
For transaction hedging purposes, a Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the foreign currency futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.
Position Hedging. When engaging in position hedging, a Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which a Fund’s Adviser expects to purchase. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the U.S. and subject to regulation by the CFTC.
The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.
Forward Foreign Currency Exchange Contracts. Certain Funds may purchase forward foreign currency exchange contracts, sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
At the maturity of a Forward Contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. For forward foreign currency
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contracts (other than Non-Deliverable Forwards) that require physical settlement, the Funds will segregate or earmark liquid assets equal to the current notional value of each contract. In calculating the notional value, the Funds may net long and short contracts with the same currency and the same settlement date. With respect to trades that do not settle through CLS Bank International, the Funds may only net long and short contracts if the contracts are with the same counterparty. Certain Funds may also engage in non-deliverable forwards which are cash settled and which do not involve delivery of the currency specified in the contract. For more information on Non-Deliverable Forwards, see “Non-Deliverable Forwards” below.
Foreign Currency Futures Contracts. Certain Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund may enter into foreign currency futures contracts for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Funds may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.
At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.
Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.
For more information on futures contracts, see “Futures Contracts” under the heading “Options and Futures Transactions” below.
Foreign Currency Options. Certain Funds may purchase and sell U.S. exchange-listed and over the counter call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. When a Fund purchases a put option, the Fund has the right but not the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate on a specified date. When a Fund sells or writes a call option, the Fund has the obligation to exchange money denominated in one currency into another currency at a pre-agreed exchange rate if the buyer exercises option. Some of the Funds may also purchase and sell non-deliverable currency options (“Non-Deliverable Options”). Non-Deliverable Options are cash-settled, options on foreign currencies (each a “Option Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. Non-Deliverable Options involve an obligation to pay an amount in a deliverable currency (such as U.S. Dollars, Euros, Japanese Yen, or British Pounds Sterling) equal to the difference between the prevailing market exchange rate for the Option Reference Currency and the agreed upon exchange rate (the “Non-Deliverable Option Rate”), with respect to an agreed notional amount. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.
A Fund is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates, as a substitute for securities in which a Fund may invest, and for risk management purposes. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “collar”). By selling the call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Certain Funds may also enter into foreign currency futures transactions for non-hedging purposes including to increase or decrease exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.
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Certain differences exist among these foreign currency instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.
There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.
The Funds may write call options on currencies as long as the Fund segregates cash or liquid assets that, when added to the amounts deposited with a futures commission merchant or a broker as margin, equal the obligation under the call option (but not less than the strike price of the call option). The Funds may also cover a written call option by owning a separate call option permitting the Fund to purchase the reference currency at a price no higher than the strike price of the call option sold by the Fund. In addition, a Fund may write a non-deliverable call option if the Fund segregates an amount equal to the current amount obligated to pay. Netting is generally permitted of long and short positions of a specific country (assuming long and short contracts are similar). If there are securities or currency held in that specific country at least equal to the current notional value of the net currency positions, no segregation is required.
Non-Deliverable Forwards. Some of the Funds may also invest in non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The Funds will segregate or earmark liquid assets in an amount equal to the marked to market value of each NDF contract on a daily basis of the NDF. In calculating the mark-to-market value, the Funds may net opposing NDF contracts with the same currency and the same settlement date. With respect to trades that do not settle through CLS Bank International, the Funds may only net opposing NDF contracts if the contracts are with the same counterparty.
The Funds will typically use NDFs for hedging purposes, but may also use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Funds’ respective returns.
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Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the CFTC for certain swaps. NDFs traded in the over-the-counter market are subject to margin requirements that were implemented with respect to the Funds beginning in 2017. Implementation of the regulations regarding clearing, mandatory trading and margining of NDFs may increase the cost to the Fund of hedging currency risk and, as a result, may affect returns to investors in the Fund.
Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and certain Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.
Risk Factors in Foreign Currency Transactions. The following is a summary of certain risks associated with foreign currency transactions:
Imperfect Correlation. Foreign currency transactions present certain risks. In particular, the variable degree of correlation between price movements of the currency instruments and price movements in the substituted securities creates the possibility that losses on the currency transaction may be greater than gains in the value of a Fund’s securities.
Liquidity. Currency instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. The use of these instruments could tend to limit any potential gain which might result from an increase in the value of the substituted security.
Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund.
Strategy Risk. Certain Funds may use foreign currency derivatives for hedging as well as non-hedging purposes including to gain or adjust exposure to currencies and securities markets or to increase income or gain to a Fund. There is no guarantee that these strategies will succeed and their use may subject a Fund to greater volatility and loss. Foreign currency transactions involve complex securities transactions that involve risks in addition to direct investments in securities including leverage risk and the risks associated with derivatives in general, currencies, and investments in foreign and emerging markets.
Judgment of the Adviser. Successful use of foreign currency transactions by a Fund depends upon the ability of the Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the Adviser are not met, a Fund would be in a worse position than if a foreign currency transaction had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when utilizing instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.
Other Risks. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.
It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.
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Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. Rather, the Adviser may employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.
Inverse Floaters and Interest Rate Caps
Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.
Investment Company Securities and Exchange-Traded Funds
Investment Company Securities. A Fund may acquire the securities of other investment companies (“acquired funds”) to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Except as described below, the 1940 Act currently requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.
The limitations described above do not apply to investments in money market funds subject to certain conditions. The Funds may invest in affiliated and unaffiliated money market funds without limit under Rule 12d1-1 under the 1940 Act subject to the acquiring fund’s investment policies and restrictions and the conditions of the Rule.
Exchange-Traded Funds (“ETFs”). ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured investment companies, depositary receipts or other pooled investment vehicles. As shareholders of an ETF, the Funds will bear their pro rata portion of any fees and expenses of the ETFs. Although shares of ETFs are traded on an exchange, shares of certain ETFs may not be redeemable by the ETF. In addition, ETFs may trade at a price below their NAV (also known as a discount).
Certain Funds may use ETFs to gain exposure to various asset classes and markets or types of strategies and investments By way of example, ETFs may be structured as broad based ETFs that invest in a broad group of stocks from different industries and market sectors; select sector; or market ETFs that invest in debt securities from a select sector of the economy, a single industry or related industries; or ETFs that invest in foreign and emerging markets securities. Other types of ETFs continue to be developed and the Fund may invest in them to the extent consistent with such Funds’ investment objectives, policies and restrictions. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs (e.g., debt securities are subject to risks like credit and interest rate risks; emerging markets securities are subject risks like currency risks and foreign and emerging markets risk; derivatives are subject to leverage and counterparty risk).
ETFs may be actively managed or index-based. Actively managed ETFs are subject to management risk and may not achieve their objective if the ETF’s manager’s expectations regarding particular securities or markets are not met. An index based ETF’s objective is to track the performance of a specified index. Index based ETFs may invest in a securities portfolio that includes substantially all of the securities in substantially the same amount as the securities included in the designated index or a representative sample. Because passively managed ETFs are designed to track an index, securities may be purchased, retained and sold at times when an actively managed ETF would not do so. As a result, shareholders of a Fund that
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invest in such an ETF can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if ETF were not fully invested in such securities. This risk is increased if a few component securities represent a highly concentrated weighting in the designated index.
Unless permitted by the 1940 Act or an order or rule issued by the Securities and Exchange Commission (“SEC”) (see “Investment Company Securities” above for more information), the Fund’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.
SEC exemptive orders granted to various ETFs and their investment advisers permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Adviser to the Fund are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.
Loans
Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior fixed and floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties although certain Funds may originate Loans.
A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.
Assignments and Participations are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.
In the process of buying, selling and holding Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.
Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts
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receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.
Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.
Additional Information concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 36 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.
Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.
Additional Information concerning Synthetic Letters of Credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Obligor.
Additional Information concerning Loan Originations. In addition to investing in loan assignments and participations, the Global Bond Opportunities ETF may originate Loans in which the Fund would lend money directly to a borrower by investing in limited liability companies or corporations that make loans directly to borrowers. The terms of the Loans are negotiated with borrowers in private transactions. Such Loans would be collateralized, typically with tangible fixed assets such as real property or interests in real property. Such Loans may also include mezzanine loans. Unlike Loans secured by a mortgage on real property, mezzanine loans are collateralized by an equity interest in a SPV that owns the real property.
Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).
Limited Federal Securities Law Protections. Certain Loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in those Loans. In particular, if a Loan is not considered a security under the federal securities laws, certain legal protections normally available to investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.
Multiple Lender Risk. There may be additional risks associated with Loans, including loan originations, when there are Lenders or other participants in addition to the Fund. For example, a Fund could lose the ability to consent to certain actions taken by the Borrower if certain conditions are not met. In addition, for example, certain governing agreements that provide the Fund with the right to consent to certain actions taken by a Borrower may provide that the Fund will no longer have the right to provide such consent if another Lender makes a subsequent advance to the Borrower.
Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. The Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the
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extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.
High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.
Liquidity Risk. Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund.
Collateral and Subordination Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the Obligor pledge additional collateral. The Fund, however, is subject to the risk that the Obligor may not pledge such additional collateral or a sufficient amount of collateral. In some cases (for example, in the case of non-recourse Loans), there may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.
If an Obligor becomes involved in bankruptcy proceedings, a court may restrict the ability of the Fund to demand immediate repayment of the Loan by Obligor or otherwise liquidate the collateral. A court may also invalidate the Loan or the Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.
Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter Federal Deposit Insurance Corporation (“FDIC”) receivership or bankruptcy. The Fund might incur certain costs and delays in realizing payment on a Loan or suffer
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a loss of principal and/ or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.
Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.
Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.
Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.
Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.
Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Obligor. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Obligor. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Obligor’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.
Foreclosure Risk. There may be additional costs associated with enforcing a Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions or legal costs and expenses associated with operating real property. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.
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Miscellaneous Investment Strategies and Risks
Borrowings. A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33 1⁄3% of its total assets to secure such borrowings. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Certain types of investments are considered to be borrowings under precedents issued by the SEC. Such investments are subject to the limitations as well as asset segregation requirements.
Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures contract. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s NAV), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives.
Commodity-Related Pooled Investment Vehicles. Commodity-related pooled investment vehicles include ownership interests in grantor trusts and other pooled investment vehicles that hold tangible assets such as gold, silver or other commodities or invest in commodity futures. Grantor trusts are typically traded on an exchange.
Investors do not have the rights normally associated with ownership of other types of shares when they invest in pooled investment vehicles holding commodities or commodity futures, including those structured as limited partnerships or grantor trusts holding commodities. For example, the owners of these commodity-related grantor trusts or limited partnerships do not have the right to elect directors, receive dividends or take other actions normally associated with the ownership of shares of a corporation. Holders of a certain percentage of shares in a grantor trust may have the right to terminate the trust or exercise other rights which would not be available to small investors. If investors other than a Fund exercise their right to terminate, a Fund that wishes to invest in the underlying commodity through the pooled investment vehicle will have to find another investment and may not be able to find another vehicle that offers the same investment features. In the event that one or more participants holding a substantial interest in these pooled investment vehicles withdraw from participation, the liquidity of the pooled investment vehicle will likely decrease which could adversely affect the market price of the pooled investment vehicle and result in a Fund incurring a loss on its investments.
These pooled investment vehicles are not registered investment companies, and many are not commodity pools, and therefore, do not have the protections available to those types of investments under federal securities or commodities laws. For example, unlike registered investment companies, these vehicles are not subject to federal securities laws that limit transactions with affiliates, require redemption of shares, or limit sales load. Although shares of these vehicles may be traded on an exchange, there may be no active market for such shares and such shares may be highly illiquid.
These vehicles are subject to the risks associated with direct investments in commodities. The market price of shares of these vehicles will be as unpredictable as the price of the underlying commodity. Many factors can cause a decline in the prices of commodities including a change in economic conditions, such
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as a recession. This risk is magnified when the commodity is used in manufacturing. In addition, the prices of commodities may be adversely impacted by a change in the attitude of speculators and investors toward the applicable commodity, or a significant increase in commodity price hedging activity. In addition, the value of the shares will be adversely affected if the assets owned by the trust are lost, damaged or of inferior quality.
The commodities represented by shares of a grantor trust will decrease over the life of the trust due to sales of the underlying commodities necessary to pay trust fees and expenses, including expenses associated with indemnification of certain service providers to the pooled investment vehicle. Without increases in the price of the underlying commodity sufficient to compensate for that decrease, the price of the investment will decline and a Fund will incur a loss on its investment.
Commodity-related grantor trusts are passive investment vehicles. This means that the value of the investment in a grantor trust may be adversely affected by trust losses that, if the trust had been actively managed, it might have been possible to avoid. A Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code may limit its ability to make investments in grantor trusts or limited partnerships that invest in commodities or commodity futures.
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cyber security risks may result in financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers (including, but not limited to, its investment adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cyber security risks in their own businesses, which could result in losses to a Fund or its shareholders. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.
Volcker Rule Risk. Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (known as the Volcker Rule) places restrictions on the activities of banking entities, including the adviser and its affiliates, and may impact the long-term viability of a Fund. Under the Volcker Rule, if the adviser or its affiliates own 25% or more of the ownership interests of a Fund outside of the permitted seeding time period, a Fund could be subject to restrictions on trading that would adversely impact a Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of a Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in a Fund at a time that is sooner than would otherwise be desirable. This may require the sale of Fund securities, which may result in losses, increased transaction costs and adverse tax consequences. In addition, the ongoing viability of a Fund may be adversely impacted by the anticipated or actual redemption of Fund shares owned by the adviser and its affiliates and could result in a Fund’s liquidation.
Impact of Large Redemptions and Purchases of Fund Shares. Under applicable regulations, the Adviser or an affiliate of the Adviser may be required to reduce its seed investment or other ownership interest in a Fund at a time that is sooner than the Adviser or its affiliate otherwise would. In addition to such redemptions of seed investment, from time to time, shareholders of a Fund (which may include the Adviser or affiliates of the Adviser or accounts for which the Adviser or its affiliates serve as investment adviser or trustee or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio.
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Additionally, a significant reduction in Fund assets would result in Fund expenses being spread over a small asset base, potentially causing an increase in the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate. In addition to the above information, the Funds’ SAIs include disclosure of accounts holding more than 5% of a Fund’s voting securities.
Government Intervention in Financial Markets. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.
Recent instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. For instance, in 2016, the SEC adopted rules that regulate the Funds’ management of liquidity risk. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.
Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
New Financial Products. New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Funds’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.
Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its investment policies, a Fund may acquire investments such as obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) under the Securities Act of 1933, as amended (the “1933 Act”), which cannot be offered for public sale in the U.S. without first being registered under the 1933 Act.
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A Fund is subject to a risk that should the Fund decide to sell such securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Where a security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.
The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(a)(2) commercial paper (“4(a)(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(a)(2) paper, thus providing liquidity.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities and such common stock or other securities may be denominated in currencies that a Fund may not ordinarily hold.
Stapled Securities. From time to time, the Funds may invest in stapled securities to gain exposure to companies. A stapled security is a security that is comprised of two or more parts that cannot be separated from one another. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, the Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
Temporary Defensive Positions. To respond to unusual market conditions, the actively managed Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of Fund’s total assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectuses. They include securities issued by the U.S. government, its agencies, Government-Sponsored Enterprises (“GSEs”) and instrumentalities, repurchase agreements with maturities of 7 days or less, certificates of deposit, bankers’ acceptances, commercial paper, money market mutual funds, and bank deposit accounts. In order to invest in repurchase agreements with the Federal Reserve Bank of New York for temporary defensive purposes, certain Funds may engage in periodic “test” trading in order to assess operational abilities at times when the Fund would otherwise not enter into such a position. These exercises may vary in size and frequency.
Mortgage-Related Securities
Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by a Fund’s Adviser.
Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and
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other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Fund’s Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.
Mortgage-Backed Securities (“CMOs” and “REMICs”). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.
Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:
•	various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”);
•	organizations such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and
•	non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies (non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).
There are a number of important differences among the agencies, GSEs and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.
Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.
Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.
Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
For more information on recent events impacting Fannie Mae and Freddie Mac securities, see “Recent Events Regarding Fannie Mae and Freddie Mac Securities” under the heading “Risk Factors of Mortgage-Related Securities” below.
CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates
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(the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.
Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”
Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S. REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.
CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.
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Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are notes issued directly by a GSE, such as Fannie Mae and Freddie Mac, and GSE credit-linked notes are notes issued by a SPV sponsored by a GSE. Investors in these notes provide credit protection for the applicable GSE’s mortgage-related securities guarantee obligations. In this regard, a noteholder receives compensation for providing credit protection to the GSE and, when a specified level of losses on the relevant mortgage loans occurs, the principal balance and certain payments owed to the noteholder may be reduced. In addition, noteholders may receive a return of principal prior to the stated maturity date reflecting prepayment on the underlying mortgage loans and in any other circumstances that may be set forth in the applicable loan agreement. The notes may be issued in different tranches representing the issuance of different levels of credit risk protection to the GSE on the underlying mortgage loans and the notes are not secured by the reference mortgage loans. There are important differences between the structure of GSE credit risk transfer securities and GSE credit-linked notes.
GSE Credit Risk Transfer Securities Structure. In this structure, the GSE receives the note sale proceeds. The GSE pays noteholders monthly interest payments and a return of principal on the stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans.
GSE Credit-Linked Notes Structure. In this structure, the SPV receives the note sale proceeds and the SPV’s obligations to the noteholder are collateralized by the note sale proceeds. The SPV invests the proceeds in cash or other short-term assets. The SPV also enters into a credit protection agreement with the GSE pursuant to which the GSE pays the SPV monthly premium payments and the SPV compensates the GSE for covered losses on the reference mortgage loans. The SPV pays noteholders monthly interest payments based on the premium payments paid by the GSE and the performance on the invested note sale proceeds. The noteholders also receive a return of principal on a stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans paid by the SPV or the GSE.
Mortgage TBAs. A Fund may invest in mortgage pass-through securities eligible to be sold in the “to-be-announced” or TBA market (“Mortgage TBAs”). Mortgage TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. Mortgage TBAs are subject to the risks described in the “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” section. Additionally, amendments to applicable rolls include certain mandatory margin requirements for the TBA market, which may require the Funds to pay collateral in connection with their TBA transactions. The required margin could increase the cost of the Funds and add additional complexity for Funds engaging in these transactions.
Mortgage Dollar Rolls. In a mortgage dollar roll transaction, one party sells mortgage-backed securities, principally Mortgage TBAs, for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into TBAs/mortgage dollar rolls, the Fund will segregate or earmark until the settlement date liquid assets, in an amount equal to the agreed-upon purchase price of each long and short position. Economically offsetting TBA positions with the same agency, coupon, and maturity date, are generally permitted to be netted if the short position settles on the same date or before the long position. During the period between the sale and repurchase in a mortgage dollar roll transaction, the Fund will not be entitled to receive interest and principal payments on securities sold. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund’s right to repurchase or sell securities may be limited. Mortgage dollar rolls may be subject to leverage risks. In addition, mortgage dollar rolls may increase interest rate risk and result in an increased portfolio turnover rate which increases costs and may increase taxable gains. The benefits of mortgage dollar rolls may depend upon a Fund’s Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.
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Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.
In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:
Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.
Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.
Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.
Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. A Fund’s Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.
Adjustable Rate Mortgage Loans. Certain Funds may invest in adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.
Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.
Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.
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There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London InterBank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the NAV of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.
Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.
Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:
Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.
Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.
Liquidity. The liquidity of certain mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.
Market Value. The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in
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interest rates. When the market value of the properties underlying the Mortgage-Backed Securities suffer broad declines on a regional or national level, the values of the corresponding Mortgage-Backed Securities or Mortgage-Backed Securities as a whole, may be adversely affected as well.
Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.
Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.
Recent Events Regarding Fannie Mae and Freddie Mac Securities. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
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Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor. In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to Ginnie Mae, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.
The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than
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in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by a Fund.
Risks Related to GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE Credit risk transfer securities are general obligations issued by a GSE and are unguaranteed and unsecured. GSE Credit-linked notes are similar, except that the notes are issued by an SPV, rather than by a GSE, and the obligations of the SPV are collateralized by the note proceeds as invested by the SPV, which are invested in cash or short-term securities. Although both GSE credit risk transfer securities and GSE credit-linked notes are unguaranteed, obligations of an SPV are also not backstopped by the Department of Treasury or an obligation of a GSE.
The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. For example, in the event of a default on the obligations to noteholders, noteholders such as the Funds have no recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities or GSE credit-linked notes and Funds investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk.
In the case of GSE credit-linked notes, if a GSE fails to make a premium or other required payment to the SPV, the SPV may be unable to pay a noteholder the entire amount of interest or principal payable to the noteholder. In the event of a default on the obligations to noteholders, the SPV’s principal and interest payment obligations to noteholders will be subordinated to the SPV’s credit protection payment obligations to the GSE. Payment of such amounts to noteholders depends on the cash available in the trust from the loan proceeds and the GSE’s premium payments.
Any income earned by the SPV on investments of loan proceeds is expected to be less than the interest payments amounts to be paid to noteholders of the GSE credit-linked notes and interest payments to noteholders will be reduced if the GSE fails to make premium payments to the SPV. An SPV’s investment of loan proceeds may also be concentrated in the securities of a few number of issuers. A noteholder bears any investment losses on the allocable portion of the loan proceeds.
An SPV that issues GSE credit-linked notes may fall within the definition of a “commodity pool” under the Commodity Exchange Act. Certain GSEs are not registered as commodity pool operators in reliance on CFTC no-action relief, subject to certain conditions similar to those under CFTC Rule 4.13(a)(3), which respect to the operation of the SPV. If the GSE or SPV fails to comply with such conditions, noteholders that are investment vehicles, such as the Funds, may need to register as a CPO, which could cause such a Fund to incur increased costs.
Municipal Securities
Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:
1.	bridges;
2.	highways;
3.	roads;
4.	schools;
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5.	waterworks and sewer systems; and
6.	other utilities.
Other public purposes for which Municipal Securities may be issued include:
1.	refunding outstanding obligations;
2.	obtaining funds for general operating expenses; and
3.	obtaining funds to lend to other public institutions and facilities.
In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:
1.	water, sewage and solid waste facilities;
2.	qualified residential rental projects;
3.	certain local electric, gas and other heating or cooling facilities;
4.	qualified hazardous waste facilities;
5.	high-speed intercity rail facilities;
6.	governmentally-owned airports, docks and wharves and mass transportation facilities;
7.	qualified mortgages;
8.	student loan and redevelopment bonds; and
9.	bonds used for certain organizations exempt from Federal income taxation.
Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:
1.	privately operated housing facilities;
2.	sports facilities;
3.	industrial parks;
4.	convention or trade show facilities;
5.	airport, mass transit, port or parking facilities;
6.	air or water pollution control facilities;
7.	sewage or solid waste disposal facilities; and
8.	facilities for water supply.
Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, however the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under Federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.
The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such
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bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).
The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:
1.	Short-term tax-exempt General Obligations Notes;
2.	Tax Anticipation Notes;
3.	Bond Anticipation Notes;
4.	Revenue Anticipation Notes;
5.	Project Notes; and
6.	Other forms of short-term tax-exempt loans.
Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:
1.	general money market conditions;
2.	coupon rate;
3.	the financial condition of the issuer;
4.	general conditions of the municipal bond market;
5.	the size of a particular offering;
6.	the maturity of the obligations; and
7.	the rating of the issue.
The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.
Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.
Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.
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Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.
Premium Securities. During a period of declining interest rates, many Municipal Securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.
Risk Factors in Municipal Securities. The following is a summary of certain risks associated with Municipal Securities
Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.
Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:
•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;
•	the value of the bonds may be reduced;
•	you and other Shareholders may be subject to unanticipated tax liabilities;
•	a Fund may be required to sell the bonds at the reduced value;
•	it may be an event of default under the applicable mortgage;
•	the holder may be permitted to accelerate payment of the bond; and
•	the issuer may be required to redeem the bond.
In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.
Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than that of corporations having a class of securities registered under the SEC.
State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code (“UCC”)) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).
Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner. Given the recent bankruptcy-type proceedings by the Commonwealth of Puerto Rico, risks associated with municipal obligations are heightened.
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New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.
Limitations on the Use of Municipal Securities. Certain Funds may invest in Municipal Securities if the Adviser determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.
Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.
Options and Futures Transactions
A Fund may purchase and sell (a) exchange traded and OTC put and call options on securities, on indexes of securities and other types of instruments, and on futures contracts on securities and indexes of securities and other instruments such as interest rate futures and global interest rate futures and (b) futures contracts on securities and other types of instruments and on indexes of securities and other types of instruments. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.
Subject to its investment objective and policies, a Fund may use futures contracts and options for hedging and risk management purposes and to seek to enhance portfolio performance.
Options and futures contracts may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.
Certain Funds have filed a notice under the Commodity Exchange Act under Regulation 4.5 and are operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. Certain other Funds may rely on no-action relief issued by the CFTC. For Funds that cannot rely on an exclusion from the definition of commodity pool operator, or no action relief from the CFTC, the Adviser is subject to regulation as a commodity pool operator.
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Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.
The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Selling (Writing) Put and Call Options on Securities. When a Fund writes a put option on a security, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the security underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the market value of the underlying securities does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received.
If the price of the underlying securities rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying security directly, however, because the premium received for writing the option should offset a portion of the decline.
Writing a call option obligates a Fund to sell or deliver the option’s underlying security in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.When a Fund writes an exchange traded put or call option on a security, it will be required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.Certain Funds will usually sell covered call options or cash-secured put options on securities. A call option is covered if the writer either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities. Alternatively, a Fund will segregate or earmark liquid assets (i) in an amount equal to the Fund’s obligation under the contract with respect to call options or (ii) an amount greater of the market value of the instrument underlying the option or the strike price of the contract with respect to call options. A call option is also covered if a Fund (i) acquires a call option on the same security with a strike price equal to or lower than the strike price of the written call or (ii) acquires a call option on the same security with a strike price higher than the strike price of the written call and segregates liquid assets in an amount equal to the difference between the strike price of the two options. As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price
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of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
A put option is cash-secured if the writer segregates cash, high-grade short-term debt obligations, or other permissible collateral equity to the exercise price. Alternatively, a put option is covered if a Fund (i) acquires a put option on the same security with a strike price equal to or higher than the strike price of written put or (ii) acquires a put option on the same security with a strike price lower than the strike price of the written put and segregates liquid assets in the amount equal to the difference between the strike price of the two options. When the Fund writes cash-secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a cash-secured put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
Engaging in Straddles and Spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Fund’s Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.
Options on Indexes. Certain Funds may purchase and sell options on securities indexes and other types of indexes. Options on indexes are similar to options on securities, except that the exercise of index options may be settled by cash payments (or in some instances by a futures contract) and does not involve the actual purchase or sale of securities or the instruments in the index. In addition, these options are designed to reflect price fluctuations in a group of securities or instruments or segment of the securities’ or instruments’ market rather than price fluctuations in a single security or instrument. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio may not change as much as an index because a Fund’s investments generally will not match the composition of an index. Unlike call options on securities, index options are cash settled, or settled with a futures contract in some instances, rather than settled by delivery of the underlying index securities or instruments.
Certain Funds purchase and sell credit options which are options on indexes of derivative instruments such as credit default swap indexes. Like other index options, credit options can be cash settled or settled with a futures contract in some instances. In addition, credit options can also be settled in some instances by delivery of the underlying index instrument. Credit options may be used for a variety of purposes including hedging, risk management such as positioning a portfolio for anticipated volatility or increasing income or gain to a Fund. There is no guarantee that the strategy of using options on indexes or credit options in particular will be successful.
Funds that sell (write) call and put options on indexes are required to segregate or earmark liquid assets in the amount equal to the market value of the obligation. Alternatively, written call options on indexes may be covered if a Fund (i) acquires a call option for the same securities indexes with a strike price equal to or lower than the strike price of the written call or (ii) acquires a call option on the same securities indexes with a strike price higher than the strike price of the written call and segregates liquid assets in an amount equal to the difference between the strike price of the two options. Written put options on indexes may be covered if a Fund (i) acquires a put option for the same securities indexes with a strike price equal to or higher than the strike price of the written put or (ii) acquires a put option on the same securities indexes with a strike price lower than the strike price of the written put and segregates liquid assets in the amount equal to the difference between the strike price of the two options.
For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Fund may incur additional losses if the counterparty is unable to perform.
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Exchange-Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet the Fund’s creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.
Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, these OTC options are subject to heightened credit risk, as well as liquidity and valuation risk depending upon the type of OTC options in which the Fund invests.
Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of an index futures contract, to make or receive a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to make or receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.
When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract, it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. For cash-settled futures, the Fund will segregate or earmark liquid assets in an amount equal to the mark-to-market value. For physically settled futures, except for certain physically settled futures held by the Diversified Alternatives ETF, the Managed Futures Strategy ETF or their Cayman subsidiaries, the Fund will earmark or segregate liquid assets in an amount equal to the notional value. Futures contracts will be treated as cash-settled for asset segregation purposes when the Diversified Alternatives ETF, the Managed Futures Strategy ETF and/or their Cayman subsidiaries have entered into a contractual arrangement (each, a “side letter”) with an FCM or other counterparty to off-set the Fund’s or subsidiary’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the FCM or counterparty. In calculating the segregation amount, netting of similar contracts is generally permitted. Such assets cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. By setting aside assets equal only to its net obligation under cash-settled futures or under physically-settled futures for which the Diversified Alternatives ETF, the Managed Futures Strategy ETF and/or their Cayman subsidiaries have entered into a side letter, a Fund will have the ability to have exposure to such instruments to a greater
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extent than if a Fund were required to set aside assets equal to the full notional value of such contracts. There is a possibility that earmarking and reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
The Funds only invest in futures contracts to the extent they could invest in the underlying instrument directly. Certain Funds may also invest in index futures where the underlying securities or instruments are not available for direct investments by the Funds.
Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures contracts to a Fund’s cash balance. The notional values of the futures contracts and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques involve leverage, and thus present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.
Options on Futures Contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities or other index. Currently, futures contracts are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities or other index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.
The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. For physically settled options on futures, the Funds will earmark or segregate an amount of liquid assets equal to the notional value of the underlying future. For cash-settled options on futures, the Fund will earmark or segregate an amount of liquid assets equal to the market value of the obligation. Market value is equal to the intrinsic value, which is calculated by taking the number of contracts times a multiplier times the difference between the strike and current market price.
Combined Positions. Certain Funds may purchase and write options in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized futures and options contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities or instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.
Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A
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Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)
Foreign Investment Risk. Certain Funds may buy and sell options on interest rate futures including global interest rate futures in which the reference interest rate is tied to currencies other than the U.S. dollar. Such investments are subject to additional risks including the risks associated with foreign investment and currency risk. See “Foreign Investments (including Foreign Currencies)” in this SAI Part II.
Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.
Asset Coverage for Futures Contracts and Options Positions. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount prescribed. For cash settled futures contracts and options on futures contracts, a Fund will segregate an amount equal to the mark-to-market value of the obligation. For physically settled futures contracts and options on futures contracts, a Fund will segregate an amount equal to the current notional value of the contract or underlying futures contracts, as applicable. Netting is generally permitted of similar contracts. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations. The Funds may also enter into offsetting transactions on futures contracts and options on futures in accordance with guidelines established by the SEC, similar to the transactions as described above in “Selling (Writing) Put and Call Options on Securities.”
Real Estate Investment Trusts (“REITs”)
Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.
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REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:
•	limited financial resources;
•	infrequent or limited trading; and
•	more abrupt or erratic price movements than larger company securities.
In addition, small capitalization stocks, such as certain REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.
Recent Events Relating to the Overall Economy
The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have taken actions to address the financial crisis. These actions included, in part, the enactment by the United States Congress of the Dodd-Frank Act, which was signed into law on July 21, 2010 and imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed and final regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Funds is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action, and the effect of such actions, if taken, cannot be known. However, current efforts by the U.S. Government to reduce the impact of regulations on the U.S. financial services industry could lead to the repeal of certain elements of the regulatory framework.
Repurchase Agreements
Repurchase agreements may be entered into with brokers, dealers or banks or other entities that meet the Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers or other entities believed by the Adviser to be creditworthy. The Adviser may consider the collateral received and any applicable guarantees in making its determination. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The maximum maturity permitted for a non- “putable” repurchase agreement will be 190 days. In the case of a tri-party agreement, the maximum notice period permitted for a “putable” or “open” repurchase agreement (i.e., where the Fund has a right to put the repurchase agreement to the counterparty or terminate the transaction at par plus accrued interest at a specified notice period) will be 190 days. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 190 days from the effective date of the repurchase agreement. In addition, the maturity of a “putable” or “open” repurchase agreement may be in excess of 190 days. A Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.
All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3(c)(1) of the 1940 Act, which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. The Adviser may consider the collateral
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received and any applicable guarantees in making its determination. Certain Funds may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities including securities that are rated below investment grade by the requisite NRSROs or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification.
A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.
Under existing guidance from the SEC, certain Funds may transfer uninvested cash balances into a joint account, along with cash of other Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.
Reverse Repurchase Agreements
In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1⁄3% of a Fund’s total assets, except as permitted by law.
Securities Lending
To generate additional income, certain Funds may lend up to 33 1⁄3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lend. The Funds use Citibank, N.A. (“Citibank”) as their securities lending agent. Pursuant to a Third Party Securities Lending Rider to the Custody Agreement between JPMorgan Chase Bank, Citibank and the Funds (the “Third Party Securities Lending Rider”) approved by the Board of Trustees, Citibank compensates JPMorgan Chase Bank for certain custodial services provided by JPMorgan Chase Bank in connection with the Funds’ use of Citibank as securities lending agent.
Pursuant to the Global Securities Lending Agency Agreement approved by the Board of Trustees between Citibank and the Trust on behalf of the applicable Funds, severally and not jointly (the “Securities Lending Agency Agreement”), collateral for loans will consist only of cash. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on the securities lent. For loans secured by cash, the Funds seek to earn interest on the investment of cash collateral in investments permitted by the Securities Lending Agency Agreement. Under the Securities Lending Agency Agreement, cash collateral may be invested in IM Shares of JPMorgan Prime Money Market Fund, JPMorgan U.S. Government Money Market Fund and Class Agency SL Shares of the JPMorgan Securities Lending Money Market Fund.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for non-U.S. securities), Citibank requests additional cash from the borrower so as to
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maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for non-U.S. securities). Loans are subject to termination by a Fund or the borrower at any time, and are therefore not considered to be illiquid investments. A Fund does not have the right to vote proxies for securities on loans over a record date of such proxies. However, if the Fund’s Adviser has notice of the proxy in advance of the record date, a Fund’s Adviser may terminate a loan in advance of the record date if the Fund’s Adviser determines the vote is considered material with respect to an investment.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. The earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan. Also, the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of collateral posted. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. In addition, loans may be made to affiliates of Citibank as identified. Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.
To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, a Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
Short Selling
In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.
Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.
A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions. The SEC and financial industry regulatory authorities in other countries may impose prohibitions, restrictions or other regulatory requirements on short sales, which could inhibit the ability of the Adviser to sell securities short on behalf of the Fund. For example, in September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, a Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of a Fund (especially if a Fund utilizes short selling as a significant portion of its investment strategy) to execute its investment strategies generally.
Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased by the amount of premiums, interest or expenses a Fund may be required to pay in connection
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with the short sale. Until a Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, in amount at least equal to the current market value of the securities sold short unless the Fund holds the securities sold short. Realized gains from short sales are typically treated as short-term gains/losses.
Certain of a Fund’s service providers may have agreed to waive fees and reimburse expenses to limit the Fund’s operating expenses in the amount and for the time period specified in the Fund’s prospectuses. The expense limitation does not include certain expenses including, to the extent indicated in the Fund’s prospectuses, dividend and interest expense on short sales. In calculating the interest expense on short sales for purposes of this exclusion, the Fund will recognize all economic elements of interest costs, including premium and discount adjustments.
Short-Term Funding Agreements
Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.
Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments.
Structured Investments
A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations, credit linked notes, and participation notes and participatory notes.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
Swaps and Related Swap Products
Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross-currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed
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swaps (ABX), commercial mortgage-backed securities (CMBS) and indexes of CMBS (CMBX), credit default swaps, interest rate caps, price lock swaps, floors and collars and swaptions (collectively defined as “swap transactions”).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. They may be bilaterally negotiated between the two parties (referred to as OTC swaps) or traded over an exchange. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.
The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.
The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.
The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. A Fund’s Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.
A Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued
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amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. A Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.
The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by a Fund’s Adviser and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.
During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.
The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.
Under the Dodd-Frank Act, certain swaps that were historically traded OTC must now be traded on an exchange or facility regulated by the CFTC and/or centrally cleared (central clearing interposes a central clearing house to each participant’s swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity and transparency, but they do not make swap transactions risk-free. Moving trading to an exchange-type system may increase market transparency and liquidity but may require Funds to incur increased expenses to access the same types of cleared and uncleared swaps. Moreover, depending on the size of a Fund and other factors, the margin required under the clearinghouse rules and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. But applicable regulators have also adopted rules imposing margin requirements, including minimums, on uncleared swaps, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps as well. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Swaps data reporting may result in greater market transparency, but may subject a Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected. Implementing these new exchange trading, central clearing, margin and data reporting regulations may increase Fund’s cost of hedging risk and, as a result, may affect returns to Fund investors.
Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and credit default swap indices (“CDX”), which are contracts on baskets or indices of securities.
Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. In cases where a Fund is a seller of a CDS contract including a CDX contract, the Fund will segregate or earmark liquid assets equal the notional amount of the contract. Furthermore, a Fund will segregate or earmark liquid assets to cover any accrued payment obligations when it is the buyer of a CDS including CDX. In calculating the amount to be segregated for this purpose, the Fund is not considered to have an accrued payment obligation when it is the buyer of a CDS including a CDX when the contract is in a gain position
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as no additional amounts are owed to the counterparty. In cases where a Fund is a buyer of a CDS contract including a CDX contract, the Fund will segregate or earmark liquid assets equal to the mark-to-market value when the contract is in a loss position.
If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.
If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.
The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve liquidity, credit and counterparty risks. The recent increase in corporate defaults further raises these liquidity and credit risks, increasing the possibility that sellers will not have sufficient funds to make payments. As unregulated instruments, CDSs are difficult to value and are therefore susceptible to liquidity and credit risks. Counterparty risks also stem from the lack of regulation of CDSs. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.
If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, the Fund must terminate the existing CDS contract or enter into an offsetting trade. The Fund may only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to the Fund. Furthermore, the cost of entering into an offsetting CDS position could cause the Fund to incur losses.
Under the Dodd-Frank Act, certain CDS indices are subject to mandatory central cleaning and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDS index transactions.
Synthetic Variable Rate Instruments
Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. A Fund’s Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Fund will be that of holding a long-term bond.
Total Annual Fund Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
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Treasury Receipts
A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.
Trust Preferred Securities
Certain Funds may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
U.S. Government Obligations
U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS. U.S. government obligations are subject to market risk, interest rate risk and credit risk.
The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.
Other obligations include those issued or guaranteed by U.S. government agencies, GSEs or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the U.S. Securities which are backed by the full faith and credit of the U.S. include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S., the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the U.S. include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.
The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. From time to time,
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uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
In the past, U.S. sovereign credit has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the sovereign credit rating of the United States.
When-Issued Securities, Delayed Delivery Securities and Forward Commitments
Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.
Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased.
When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Fund.
Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.
To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.
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ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES
Investments in the Asia Pacific Region
The economies in the Asia Pacific region are in all stages of economic development and may be intertwined. The small size of securities markets and the low trading volume in some countries in the Asia Pacific region may lead to a lack of liquidity. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Many of the countries in the region are developing, both politically and economically, and as a result companies in the region may be subject to risks like nationalization or other forms of government interference, and/or may be heavily reliant on only a few industries or commodities. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund.
Investments in the European Market
Some of the Funds may invest in securities in the European Market. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to steps being taken by the United Kingdom to exit the European Union. There is considerable uncertainty relating to the potential consequences of such a withdrawal. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Investments in the Commonwealth of Puerto Rico
The Commonwealth of Puerto Rico is currently seeking bankruptcy-like protections from debt and unfunded pension obligations. Puerto Rico’s debt restructuring petition was filed by Puerto Rico’s financial oversight board in the U.S. District Court in Puerto Rico on May 3, 2017, and was made under a U.S. Congressional rescue law known as the Puerto Rico Oversight Management, and Economic Stability Act (“PROMESA.”) In addition, Hurricane Maria caused significant damage to Puerto Rico, which could have a long-lasting impact on Puerto Rico’s economy.
A Fund’s investments in municipal securities may be affected by political and economic developments within the applicable municipality and by the financial condition of the municipality. Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties and has entered bankruptcy-like proceedings. The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.
An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments in those securities. Pursuant to Chapter 9 of the U.S. Bankruptcy Code, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. The U.S. Bankruptcy Code provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code.
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Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. The U.S. Supreme Court has ruled that recent Puerto Rico legislation that would have allowed certain Puerto Rico public corporations to seek protection from creditors and to restructure their debt is unconstitutional. In June 2016, the U.S. Congress passed the PROMESA, which establishes a federally-appointed fiscal oversight board (“Oversight Board”) to oversee Puerto Rico’s financial operations and possible debt restructuring. On May 3, 2017, the Oversight Board filed a debt restructuring petition in the U.S. District Court in Puerto Rico to seek bankruptcy-like protections from, at the time of the filing, approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. The petition states that the fiscal distress in Puerto Rico is about to worsen exponentially, due to a variety of factors, which include the elimination of certain federal funds, the exhaustion of public pension funding and recent negative economic growth in Puerto Rico. The petition states that Puerto Rico is unable to satisfy its debt and pension burdens and cannot pay operating expenses from current revenues, noting that Puerto Rico faces a severe fiscal and socioeconomic crisis. Further legislation by the U.S. Congress or actions by the oversight board established by PROMESA could have a negative impact on the marketability, liquidity or value of certain investments held by a Fund and could reduce a Fund’s performance.
Investments in the China Region
Investing in China, Hong Kong and Taiwan (collectively, “the China Region”) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets, particularly in China; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China region companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (s) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (t) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.
Investment in the China Region is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in a Fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.
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As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region (SAR). Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.
In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.
People’s Republic of China. The government of the People’s Republic of China is dominated by the one-party rule of the Chinese Communist Party.
China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.
Following years of steady growth, the pace of growth of China’s economy has relatively slowed, partly as a result of the government’s attempts to shift the economy away from export manufacturing and towards domestic consumption and to prevent the overheating of certain sectors. The slowdown subjects China’s economy to significant risks, including economic, social, and political risks. Additionally, China’s economy remains heavily dependent on exports and may be adversely impacted by the imposition of tariffs or other trade barriers or a downturn in the economy of a significant trading partner. Over the long term, China’s major challenges include dealing with its aging infrastructure, worsening environmental conditions and rapidly widening urban and rural income gap.
As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. The Chinese legal system is based on statutes. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. However, despite the expanding body of law in China, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain.
Hong Kong. In 1997, Great Britain handed over control of Hong Kong to the Chinese mainland government. Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law guarantees existing freedoms, including free speech and assembly, press, religion, and the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. China has committed by treaty to preserve Hong Kong’s autonomy until 2047; however, if China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, Hong Kong’s economy has entered a recession as a result of the current global economic crisis. Near term improvement in its economy appears unlikely.
Taiwan. For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia’s great exporting nations. However, investing in Taiwan involves the possibility of the imposition of exchange controls, such as restrictions on the repatriation of Fund investments or on the conversion of local currency into foreign currencies. As an export-oriented economy, Taiwan depends on an open world trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or
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branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in these parts of the region. Although Taiwan has not yet suffered any major economic setbacks due to the current global economic crisis, it is possible its economy could still be impacted.
A Fund may hold securities listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes, A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors. A Fund’s exposure to securities listed on either the Shanghai or Shenzhen exchanges will initially be through B shares. The government of China has announced plans to exchange B shares for A shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets. However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B shares, a Fund may also invest in Hong Kong listed H shares.
Investments in India
Securities of many issuers in the Indian market may be less liquid and more volatile than securities of comparable domestic issuers, but may offer the potential for higher returns over the long term. Indian securities will generally be denominated in foreign currency, mainly the rupee. Accordingly, the value of the Fund will fluctuate depending on the rate of exchange between the U.S. dollar and such foreign currency. India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and the Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.
The value of investments in Indian securities may also be affected by political and economic developments, social, religious or regional tensions, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in North America. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.
Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on Foreign Institutional Investors (“FIIs”). Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. JPMIM is a registered FII. FIIs are required to observe certain investment restrictions which may limit the Fund’s ability to invest in issuers or to fully pursue its investment objective. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes.
India’s guidelines under which foreign investors may invest in Indian securities are new and evolving. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for a Fund to implement investment objective or repatriate its income, gains and initial capital from these countries. Similar risks and considerations will be applicable to the extent that a Fund invests in other countries. Recently, certain policies have served to restrict foreign investment, and such policies may have the effect of reducing demand for such investments.
India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a Fund’s income, gains or initial capital from India will not occur.
A high proportion of the shares of many issuers in India may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. The prices at which investments may be acquired may be
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affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. Similarly, volume and liquidity in the bond markets in India are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in India may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, India’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.
India’s stock market is undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in India is comparatively underdeveloped. Stockbrokers and other intermediaries in India may not perform as well as their counterparts in the United States and other more developed securities markets.
Political and economic structures in India are undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of the United States. The risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in India and the availability of additional investments. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. Monsoons and natural disasters also can affect the value of investments.
Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and consequently, adversely affect the Fund’s investments.
A Fund may use P-notes. Indian-based brokerages may buy Indian-based securities and then issue P-notes to foreign investors. Any dividends or capital gains collected from the underlying securities may be remitted to the foreign investors. However, unlike ADRs, notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the Indian-based brokerage’s) ability to meet its obligations.
Investments in Japan
The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.
Investments in the Middle East and Africa
Certain countries in the region are in early stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Certain economies in the region depend to a significant degree upon exports of commodities and are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. In addition, certain governments in the region have exercised substantial influence over the private sector, including ownership or control of companies. Governmental actions in the future could have a significant economic impact. Certain countries in the region may be affected by political instability, armed conflict, territorial disputes, historical animosities, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Such developments could have a negative effect on economic growth and could result in significant disruptions in the securities markets, including securities held by a Fund. Certain Middle Eastern and
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African countries have currencies pegged to the U.S. dollar, which, if abandoned, could cause sudden and significant currency adjustments, which could impact the Fund’s investment returns in those countries. The legal systems, and the unpredictability thereof, in certain countries in the region also may have an adverse impact on the Fund and may expose the Fund to significant or unlimited liabilities. Investment in certain countries in the region by the Fund may be restricted or prohibited under applicable regulation, and the Fund, as a foreign investor, may be required to obtain approvals and may have to invest on less advantageous terms (including price) than nationals. A Fund’s investments in securities of a country in the region may be subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of the Fund’s investments. Investments in the region may adversely impact the operations of the Fund through the delay of the Fund’s ability to exercise its rights as a security holder. Substantial limitations may exist in the region with respect to the Fund’s ability to repatriate investment income, capital gains or its investment. Securities which are subject to material legal restrictions on repatriation of assets will be considered illiquid securities by the Fund and subject to the limitations on illiquid investments.
Saudi Arabia. To the extent a Fund invests in securities issued by Saudi Arabian issuers, the Fund may be subject to the risk of investing in those issuers. Saudi Arabian issuers may be impacted by the Saudi Arabian economy, which is significantly tied to petroleum exports. As a result, a reduction in petroleum exports with key partners or in petroleum prices could have an overall impact on the Saudi Arabian economy. The Saudi Arabian economy also relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.
Although liberalization in the wider Saudi Arabian economy is underway, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector. Currently, the political situation in Saudi Arabia is largely stable; however, there remains the possibility that the stability will not hold in the future or that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia. Instability may be caused by, among other things: military developments; government interventions in the marketplace; terrorism; extremist attitudes; attempted social or political reforms; religious differences; and other factors. Additionally, anti-Western views held by certain groups in the Middle East may influence the government of Saudi Arabia’s policies regarding foreign investment. In addition, certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer that operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks. A Fund is also subject to the risk of expropriation or nationalization of assets and property or the risk of restrictions on foreign investments and repatriation of capital.
The ability of foreign investors, including the Funds, to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect a Fund. A Fund may be unable to obtain or maintain the required licenses, which would affect the Fund’s ability to buy and sell securities at full value. Additionally, a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact the Funds.
The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Shares of certain Saudi Arabian companies tend to trade less frequently than those of companies on exchanges in more developed markets, which may adversely affect the pricing of these securities and a Fund’s ability to sell these securities in the future. Current regulations in the Saudi Arabian securities markets may require a Fund to execute trades of securities through a single broker. As a result, the investment adviser will have less flexibility to choose among brokers on behalf of a Fund than is typically the case for investment managers.
A Fund’s ability to achieve its investment objective depends on the ability of the investment adviser to maintain its status as a Qualified Foreign Investor (“QFI”) with the CMA and the Fund as a client of a QFI who has been approved by the CMA (“QFI Client”). Even if a Fund obtains QFI Client status, the Fund may not have an exclusive investment quota and will be subject to foreign investment limitations and other regulations imposed by the CMA on QFIs and QFI Clients (individually and in the aggregate), as well as local market participants. QFI regulations and local market infrastructure are relatively new and have not
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been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of the investment adviser or a Fund losing its QFI or QFI Client status, respectively, may adversely affect the Fund.
A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or a custodian. Under the Independent Custody Model (“ICM”), securities are under the control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a Fund utilizes the ICM approach, the Fund relies on a broker standing instruction letter to authorize the Fund’s sub-custodian to move securities to a trading account for settlement based on the details supplied by the broker. The risk of a fraudulent or erroneous transaction through the ICM approach is mitigated by the short trading hours in Saudi Arabia, a manual pre-matching process conducted by the custodian, which validates a Fund’s settlement instructions with the local broker contract note, and the transaction report from the depository. When a Fund utilizes a direct broker trading account, the account is set up in the Fund’s name and the assets are likely to be separated from any other accounts at the broker. However, if the broker defaults, there may be a delay to recovering the Fund’s assets that are held in the broker account and legal proceedings may need to be initiated in order to do so.
Investments in Latin America
As an emerging market, Latin America has long suffered from political, economic, and social instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, much has changed in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Fund invests and, therefore, the value of Fund shares.
Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the Mexican peso lost more than one-third of its value relative to the U.S. dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for certain Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.
Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the stock market. Latin American economies that depend on foreign credit and loans could fall into recession because of tighter international credit supplies due to the current global economic crisis.
Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility
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that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.
Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Investments in Russia
Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.
Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which the property of tens of millions of its citizens was collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have not been successful. In this environment, there is the risk that the Russian government will alter its political and economic policies in ways that would be detrimental to the interests of foreign investors.
Recently, the Russian government has asserted its regional geopolitical influence, which has increased tensions both with Russia’s neighbors and with other countries. The resulting imposition of sanctions by the United States and the European Union has contributed to the slowing of the Russian economy, as have falling commodity prices and the collapse in the value of Russian exports, and further action by Russia to assert its regional geopolitical influence could result in a greater adverse impact.
Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will be enforced inconsistently or in an arbitrary manner or that exorbitant taxes will be imposed.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in Russia, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.
Settlement, clearing and registration of securities transactions in Russia are subject to additional risks because of the recent formation of the Russian securities market, the underdeveloped state of the banking and telecommunications systems, and the overall legal and regulatory framework. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that a Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the
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Depository and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. Recently, the Russian ruble has been subject to significant devaluation pressure as a result of the imposition of sanctions by the United States and the European Union and the decline in commodity prices and the value of Russian exports. Although the Russian Central Bank has spent a significant amount of its foreign exchange reserves in an attempt to maintain the ruble’s value, there a risk of significant future devaluation. In addition, there is a risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. These risks may cause flight from the ruble into U.S. dollars and other currencies.
The United States may impose economic sanctions against companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, if imposed, could impair a Fund’s ability to invest in securities it views as attractive investment opportunities. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions.
Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
RISK MANAGEMENT
Each actively managed Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The Funds use a wide variety of instruments and strategies for risk management and the examples below are not meant to be exhaustive.
Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.
RISK RELATED TO MANAGEMENT OF CERTAIN SIMILAR FUNDS
The name, investment objective and policies of certain Funds are similar to other funds advised by the adviser or its affiliates. However, the investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, any other of these funds.
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DIVERSIFICATION
Certain Funds are diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Please refer to the Funds’ Prospectuses for information about whether a Fund is a diversified or non-diversified Fund. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.A Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.
Regardless of whether a Fund is diversified under the 1940 Act, all of the Funds will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Tax Matters.”
DISTRIBUTIONS AND TAX MATTERS
The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders. There may be other tax considerations applicable to particular shareholders. This section does not address in detail the tax consequences affecting any shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership. This section is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The following tax discussion is very general; therefore, prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations and the possible application of foreign, state and local law.
Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gain, net income and operating expenses therefore will be determined separately for each Fund.
Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.
Qualification as a Regulated Investment Company
Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:
(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gain from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gain from options, swaps, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”, defined below);
(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or
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more QPTPs. In the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting this diversification requirement; and
(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, for such taxable year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities markets or readily tradable on a secondary market as the substantial equivalents thereof, (y) that derives at least 90% of its income from passive income sources defined in Section 7704(d) of the Code, and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. Although income from a QPTP is qualifying income, as discussed above, investments in QPTPs cannot exceed 25% of the Fund’s assets. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.
Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test, described in paragraph (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.
For purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. A Fund’s investment in MLPs may qualify as an investment in (1) a QPTP, (2) a “regular” partnership, (3) a “passive foreign investment company” (a “PFIC”) or (4) a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs. The U.S. federal income tax consequences of a Fund’s investments in “PFICs” and “regular” partnerships are discussed in greater detail below.
If a Fund qualifies for a taxable year as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and for treatment as qualified dividend income in the case of individual shareholders. In addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income which is retained by a Fund will be subject to tax at regular corporate tax rates. A Fund might also retain for investment its net capital gain. If a Fund does retain such net capital gain, such gain will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of the undistributed amount, and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
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In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a Fund may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no net capital loss, any net long-term capital loss or any net short-term capital loss attributable to the portion of the taxable year after that date) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Excise Tax on Regulated Investment Companies
If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for such year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the excise tax amount is deemed by a Fund to be de minimis). Certain derivative instruments give rise to ordinary income and loss. If a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, all or a portion of an excise tax distribution could constitute a return of capital (see discussion below).
Fund Distributions
The Funds anticipate distributing substantially all of their net investment income for each taxable year. Distributions are taxable to shareholders even if they are paid from income or gain earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the amount of cash that the shareholder would have received if such shareholder had elected to receive the distribution in cash.
Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may represent economically a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either (i) unrealized, or (ii) realized but not distributed.
For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Taxes on distributions of capital gain are determined by how long a Fund owned the investment that generated it, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gain. Distributions of capital gain generally are made after applying any available capital loss carryovers. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A distribution of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions attributable to gain from the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income.
Distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding-period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, and the shareholder must meet certain holding-period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under
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an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate.
In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a non-corporate taxable shareholder so long as the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by each Fund during any taxable year is equal to or greater than 95% of its “gross income”, then 100% of the Fund’s dividends (other than dividends that are properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
If a Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding-period and other requirements with respect to shares of the underlying fund.
Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.
If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.
Dividends of net investment income received by corporate shareholders (other than shareholders that are S corporations) of a Fund will qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code. However, any distributions received by a Fund from REITs and PFICs will not qualify for the corporate dividends-received deduction. The amount eligible for the dividends received deduction may also be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding any exempt interest dividends from a Fund) of U.S.
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individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Sale or Redemption of Shares
The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.
Fund Investments
Certain investments of the Funds, including transactions in options, swaptions, futures contracts, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities, including for hedging purposes, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital losses into long-term capital loss, or otherwise affect the character of a Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of each Fund and its shareholders.
The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.
Certain debt securities purchased by the Funds are sold at an original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Because each Fund distributes substantially all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Adviser would not otherwise have chosen to sell such securities and may result in a taxable gain or loss. Some of the Funds may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. A Fund investing in such securities may be required to liquidate other investments, including at times when it is not
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advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level. Certain debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
A Fund may invest to a significant extent in debt obligations that are in the lowest rated categories (or are unrated), including debt obligations of issuers that are not currently paying interest or that are in default. Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income taxation or any excise tax.
A Fund’s investments in foreign currencies, foreign currency denominated debt securities and certain options, futures or forward foreign currency contracts (and similar instruments) will be subject to special tax rules. Generally, transactions in foreign currencies give rise to ordinary income or loss. An election under Section 988(a)(1)(B) may be available to treat foreign currency gain or loss attributable to certain forward, futures and option contracts as capital, including certain “foreign currency contracts.” A “foreign currency contract” is a contract that (1) requires delivery of, or settlement of, a foreign currency that is a currency in which positions are also traded through regulated futures contracts, (2) is traded in the interbank market, and (3) is entered into at an arm’s-length price determined by reference to the price in the interbank market. If this Section 988(a)(1)(B) election is made, foreign currency contracts are treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss under the Section 1256 mark-to-market rules. All other forward contracts under this 988(a)(1)(B) election would be characterized as capital and generally gain or loss would be recognized when the contract is closed and completed. Other rules apply to options, futures or forward foreign currency contracts that may be part of a straddle or a Section 988 hedging transaction within the meaning of Code Section 988(d).
Special tax considerations apply if a Fund invests in investment companies that are taxable as partnerships for federal income tax purposes. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. But the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company taxable as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company taxable as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.
Some amounts received by a Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Fund does not dispose of the MLP, the Fund likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.
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Some of the Funds may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
Tax reform legislation enacted on December 22, 2017, informally known as the Tax Cuts and Jobs Act (the “Tax Act”), established a 20% deduction for qualified business income. Under this provision, which is effective for taxable years beginning in 2018 and, without further legislation, will sunset for taxable years beginning after 2025, individuals, trusts, and estates generally may deduct (the “Deduction”) 20% of “qualified business income,” which includes all ordinary REIT dividends (“Qualifying REIT Dividends”) and certain income from investments in MLPs (“MLP Income”). The IRS has recently issued proposed regulations permitting a RIC to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the proposed regulations do not provide a mechanism for a RIC to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a RIC to pass through the special character of MLP Income to the RIC’s shareholders.
A Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPS”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income taxation in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as each of the Funds, will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.
Any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal
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corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.
If a Fund invests in PFICs, certain special tax consequences may apply. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose includes dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. A Fund’s investments in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions.
If a Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include in its gross income its share of the company’s income and net capital gain annually, regardless of whether it receives any distributions from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gain and loss are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A fund that invests indirectly in PFICs by virtue of the fund’s investment in other investment companies that qualify as “U.S. persons” within the meaning of the Code may not make a QEF election; rather, such underlying investment companies investing directly in the PFICs would decide whether to make such election. Furthermore, under proposed United States Treasury Regulations, certain income derived by a Fund from a PFIC with respect to which the Fund has made a “QEF” election would generally constitute qualifying income for purposes of the RIC income test only to the extent the PFIC makes distributions of that income to the Fund. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Certain Funds have wholly-owned subsidiaries organized under the laws of the Cayman Islands, which are classified as corporations for U.S. federal income tax purposes (each, a “Subsidiary”). With respect to such Funds, a Fund may invest a portion of its assets in its Subsidiary. A foreign corporation, such as a Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor provided under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, and subject to U.S. taxation as such.
In general, a foreign corporation, such as a Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that a Subsidiary will derive meaningful income subject to such withholding tax.
Each Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund investing in its Subsidiary will be treated as a “U.S. shareholder” of that Subsidiary. As a result, a Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” A Fund’s recognition of its Subsidiary’s “subpart F income” will
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increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by a Fund and such loss cannot be carried forward to offset taxable income of a Fund or the Subsidiary in future periods. The IRS recently issued proposed regulations that, if finalized, would generally treat a Fund’s income inclusion with respect to a Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to the Fund’s taxable years beginning on or after 90 days after the regulations are published as final.
The ability of a Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable a Fund to maintain its status as a regulated investment company under the Code.
Investment in Other Funds
If a Fund invests in shares of mutual funds, other ETFs or other companies that are taxable as regulated investment companies, as well as certain investments in REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires substantially identical shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.
If a Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income”, then the Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income”, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.
Depending on a Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as receiving a Section 301 distribution taxable as a dividend under Section 307 of the Code, to the extent of its allocable shares of earnings and profits, on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.
A Fund may elect to pass through to shareholders foreign tax credits from an underlying fund and exempt-interest dividends from an underlying fund, provided that at least 50% of the Fund’s total assets are invested in other regulated investment companies at the end of each quarter of the taxable year.
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Backup Withholding
Each Fund generally is required to backup withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to backup withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 24%.
Foreign Shareholders
Distributions properly designated as Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, exempt-interest dividends may be subject to backup withholding (as discussed above). In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (as described below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.
A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.
Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and certain other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed in the next paragraph will also generally apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.
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In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the Fund, such distributions will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% for taxable years beginning before 2018, and 21% for taxable years beginning in 2018 or later of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
In addition, if a Fund is a USRPHC, it must typically withhold 15% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. No withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Foreign investors in a Fund should consult their tax advisers in this regard.
If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above. Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.
A Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Foreign Taxes
Certain Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code and the Treasury Regulations issued thereunder, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax
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returns may claim a credit (but no deduction) for such foreign taxes. Any foreign taxes withheld on payments made “in lieu of” dividends or interest with respect to loaned securities will not qualify for the pass-through of foreign tax credits to shareholders.
If a Fund does not make the above election or if more than 50% of its assets at the end of the year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.
The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.
Exempt-Interest Dividends
Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. In order to qualify to pay exempt-interest dividends, at least 50% of the value of a Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders of a Fund that pays exempt-interest dividends would not incur any regular federal income tax on the amount of exempt-interest dividends received by them from a Fund, but an investment in such a Fund may result in liability for federal and state alternative minimum taxation and may be subject to state and local taxes.
Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from that Fund. Any loss incurred on the sale or redemption of a Fund’s shares held for six months or less may be disallowed to the extent of exempt-interest dividends received with respect to such shares.
Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest. All exempt-interest dividends are subject to the corporate alternative minimum tax.
The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.
From time to time legislation may be introduced or litigation may arise that would change the tax treatment of exempt-interest dividends. Such legislation or litigation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.
Creation Units
As a result of U.S. federal income tax requirements, the Trust on behalf of a Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Instruments different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units” in Appendix A.
State and Local Tax Matters
Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.
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Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxation to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.
Tax Shelter Reporting Regulations
If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
General Considerations
The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of each of the Funds, as well as the effects of state, local and foreign tax law and any proposed tax law changes.
TRUSTEES
The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.
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Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years
Independent Trustees
Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011–present); Consultant to the Mutual Fund Industry (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011–2017); Senior Vice President– Fund Administration, State Street Corporation (2002– 2010).	36	Independent Trustee, The China Fund, Inc. (2013– 2019); Exchange Traded Concepts Trust II (2012– 2014); Exchange Traded Concepts Trust I (2011– 2014).
Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012– present); Pension Director, Corning Incorporated (2002– 2012).	36	None.
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Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years
Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005–2013).	36	SEI family of funds (Independent Trustee of Advisors’ Inner Circle Fund III (20 portfolios) (from February 2014 to present); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014 to 2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from February 2017 to present); Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014–
April 2016); Independent Trustee of Winton Series Trust (December 2014–
March 2017); Independent Trustee of AXA Premier VIP Trust (2014–June 2017); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014–
			March 2015); Symmetry Panoramic Trust (16 portfolios) (2018-present).
Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006– 2013).	36	Director, ICI Mutual Insurance Company (1999–2013).
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Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years
Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009– present); Board Member (2005– present), Chair of Capital Committee (2006–2016), Chair of Audit Committee (2005–present), and Chair of IT Committee (2016– present), NYC Health and Hospitals Corporation; Board Member and Member of the Audit Committee and Related Parties Committee (2013– 2018) and Member of the Risk Management Committee (2017– 2018), PennyMac Financial Services, Inc.	36	Trustee, NYC School Construction Authority (2009–present); Board Member, NYS Job Development Authority (2008–present); Trustee (2015–present) and Chair of the Audit and Finance Committee (2015–present) of the TransitCenter Foundation; Vice Chair (2011–2013) and Board Member (2013–2014) of New York City Housing Authority.
Interested Trustee
Robert F. Deutsch(2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013– 2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003–2013).	36	Board of Directors of the JUST Capital Foundation (2017–present).
(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Thirty two series of the Trust have commenced operations, but four additional series have been created and are expected to commence operations in the future.
(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.
The Trustees serve for an indefinite term. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.
Qualifications of Trustees
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities.
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The summaries below, relating to the experience, qualifications, attributes and skills of the each Trustee, are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The following is a summary of specific experience, qualifications, attributes and/or skills of each Trustee:
Gary L. French. Mr. French has over 30 years of experience in the financial services industry and related fields, including serving in various leadership roles with large financial institutions that operated and administered services to investment companies. He has familiarity with a variety of financial, accounting, investment, regulatory and operational matters through his prior experience (including as Senior Vice President and Business Head in the Fund Administration Division at State Street Bank) and through other positions held during his career in the investment management industry. He also gained experience serving as an independent director and officer of several other registered investment companies, and in his prior position as an independent director with The China Fund, Inc.
Robert J. Grassi. Mr. Grassi has over 25 years of experience in a variety of business and financial matters, including experience in senior management positions. He has familiarity with a variety of financial, accounting, investment and regulatory matters through his prior experience (including as Director of Pensions and Investments at Corning Incorporated) and through his current position as Sole Proprietor of Academy Hills Advisors LLC, an investment consulting firm.
Thomas P. Lemke. Mr. Lemke has over 35 years of experience in the financial services industry, including experience in various senior management positions with financial services firms in addition to multiple years of service with a regulatory agency and major law firms. In addition, he has a background in internal controls, including legal, compliance, internal audit, risk management and fund administration, and has served as general counsel for several financial services firms. He has familiarity with a variety of financial, accounting, investment, regulatory and operational matters through his prior experience (including as Executive Vice President, General Counsel, and Head of the Governance Group of Legg Mason, Inc.). He has also gained experience as an independent director of other registered investment companies, including his current position with each of AXA Premier VIP Trust, The Advisors’ Inner Circle III Funds and Symmetry Panoramic Trust, and his prior positions as an independent director of ICI Mutual Insurance Company and as independent trustee of The Victory Funds (or their predecessor funds).
Lawrence R. Maffia. Mr. Maffia has over 30 years of experience in the financial services industry, including positions held at a public auditing firm and various other positions in the mutual fund industry. He has familiarity with a variety of financial, accounting, investment and regulatory matters through his prior experience (including as President and Company Director at ICI Mutual Insurance Company, a provider of D&O/E&O liability insurance and fidelity bonding for the U.S. mutual fund industry, and his prior positions as chief financial officer of Stein Roe & Farnham Mutual Funds and chief operations officer of Stein Roe & Farnham Mutual Funds’ transfer agent).
Emily A. Youssouf. Ms. Youssouf has over 25 years of business experience in the financial services industry and related fields, including serving in several executive level positions within the investment banking and housing finance industries. In addition, she has an extensive background in strategic planning and financial analysis based on her prior positions as a Board Member of the NYC Health and Hospitals Corporation (where she served as the Chair of the Audit Committee, Chair of the IT Committee and Member of the Finance Committee), as a Board Member of PennyMac Financial Services, Inc. (where she serves as a member of the Related Party Committee, the Risk Management Committee and the Audit Committee), as a Board Member of the NYC School Construction Authority, as a Board Member of the NYS Job Development Authority (where she also serves as a member of the Audit Committee) and as a Trustee of the TransitCenter Foundation (where she also serves as Chair of the Audit and Finance Committee), and as a Clinical Professor at NYU Schack Institute of Real Estate. She has familiarity with a variety of financial, accounting, investment and regulatory matters through her prior experience and through her prior positions described above.
Robert F. Deutsch. Mr. Deutsch has over 30 years of experience in the financial services industry. He has substantial mutual fund background and is experienced with financial, accounting, investment and regulatory matters through his tenure at J.P. Morgan Asset Management (“JPMAM”), including his prior positions as head of the Global ETF Business and as head of the Global Liquidity Business. Prior roles also include National Sales Manager for JPMorgan Funds and Client Advisor at Goldman Sachs Asset Management.
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Board Leadership Structure and Oversight
The Board has structured itself in a manner that allows it to effectively perform its oversight function. Although the Chairman of the Board is not an Independent Trustee, Mr. Lemke serves as the Lead Independent Trustee to the Board and provides leadership to the other Trustees and acts as a liaison with the Adviser’s management.
The Board has adopted a committee structure that allows it to effectively perform its oversight function for all of the Funds in the complex. As described under “Qualification of Trustees” and “Standing Committees,” the Board has two committees: the Audit and Valuation Committee and the Governance and Nominating Committee. The Board has determined that the leadership and committee structure is appropriate for the Funds and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole as well, as issues that are unique to each Fund.
The Board takes an active role in risk oversight including the risks associated with exchange-traded funds, including investment risk, compliance and valuation. In connection with its oversight, the Board receives regular reports from the Chief Compliance Officer (“CCO”), the Adviser and the Administrator. The Board also receives periodic reports from the Chief Risk Officer of JPMAM, including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk among others. The Board also receives regular reports from personnel responsible for JPMAM’s business resiliency and disaster recovery.
In addition, the Board and its Committees work on an ongoing basis in fulfilling the oversight function. Additional information about the functions of each of the Committees is included below in “Standing Committees.” After each meeting of the Committee, each committee reports its committee proceedings to the full Board. This committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.
Standing Committees
The Board of Trustees has two standing committees: the Audit and Valuation Committee and the Governance and Nominating Committee.
The members of each Committee are set forth below:
Name of Committee	Members	Committee Chair
Audit and Valuation Committee	Mr. French Mr. Lemke Mr. Grassi Mr. Maffia Ms. Youssouf	Mr. French
Governance and Nominating Committee	Ms. Youssouf Mr. French Mr. Grassi Mr. Lemke Mr. Maffia	Ms. Youssouf
Audit and Valuation Committee. The primary purposes of the Audit and Valuation Committee are: (i) appointment, retention, compensation and oversight of the Funds’ independent accountants; (ii) oversight of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iii) approval of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes Act”); (iv) oversight of the valuation process in accordance with procedures adopted by the Trust; (v) conduct of such other business and/or attention to such other matters as the Board may specifically assign to the Audit and Valuation Committee from time to time. The Audit and Valuation Committee will oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, act as a liaison between the Boards of Trustees and the Funds’ independent accountants and periodically report to the Boards of Trustees.
The Audit and Valuation Committee’s responsibilities include the following: (i) approve and recommend to the Board the selection, appointment, retention and compensation of the Funds’ independent accountants; (ii) evaluate the independence of the independent accountants; (iii) review the arrangements for and scope of the annual audits of the Funds and for any non- audit services for which the
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independent accountants may be engaged; (iv) review the Funds’ financial statements contained in the annual and other periodic reports to shareholders with Fund management and the independent accountants, and determine whether the independent accountants are satisfied with the disclosure and content of the annual financial statements; (v) meet with independent counsel for the Independent Trustees and Fund Counsel in order to be informed on legal issues having the possibility of impacting the financial reporting process; (vi) review the form of opinion the independent accountants propose to render on the Fund’s annual financial statements; (vii) receive information from the Adviser regarding the state of the Funds’ internal controls; (viii) discuss policies with respect to risk assessment and risk management; (ix) oversee the implementation of the Funds’ valuation policies by the Administrator and recommend and approve changes in the Funds’ valuation policies from time to time; and (x) review and act on such other matters as referred to the Audit and Valuation Committee by the Board.
Governance and Nominating Committee. The primary purposes of the Governance and Nominating Committee are to: (1) oversee the Board’s governance processes; (2) evaluate and recommend individuals to serve as Independent Trustees; and (3) review and recommend changes to the compensation paid to the Board.
The Governance and Nominating Committee shall have such responsibilities as may be assigned to it by the Board, including the following responsibilities: (i) identify, consider and recommend to the Board candidates for election as Independent Trustees of the Board. The Committee shall review periodically the composition of the Board and the backgrounds and skill sets of the Trustees to determine whether it may be appropriate to recommend adding additional individuals to the Board; (ii) recommend to the Board a successor to the Chair of the Board, the Lead Independent Trustee or Chair of any committee when determined to be appropriate or necessary; (iii) recommend to the Board selections for membership on each committee of the Board, including committee chairperson assignments, review periodically all committee assignments, the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized, and make and discuss recommendations for any such action to and with the Board; (iv) review periodically Board governance practices and procedures and make recommendations to the Board regarding any appropriate changes; (v) consider, implement and oversee the annual self-assessment process of the Board; (vi) review periodically the adequacy of this charter and evaluate the Committee’s performance of its duties and responsibilities hereunder, and make recommendations to the Board regarding any appropriate changes; (vii) review periodically the compensation of the Trustees and make recommendations to the Board regarding any appropriate changes; (viii) review periodically the Trust’s retirement policies regarding Trustees and make recommendations to the Board regarding any appropriate changes; and (ix) consider and evaluate any other matter the Committee deems necessary or appropriate or as may be delegated to the Committee by the Board from time to time.
When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance and Nominating Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address.
For details of the number of times the Audit and Valuation Committee met during the most recent fiscal year, see “TRUSTEES — Standing Committees” in Part I of this SAI.
For details of the dollar range of equity securities owned by each Trustee in the Funds, see “TRUSTEES — Ownership of Securities” in Part I of this SAI.
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Trustee Compensation
Prior to January 1, 2019, the Funds overseen by the Trustees paid each Trustee an annual fee of $80,000 and will reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the lead Independent Trustee an additional annual fee of $8,000, Audit and Valuation Committee Chair an additional annual fee of $7,500 and Governance and Nominating Committee Chair an additional annual fee of $6,000. The Trustees may hold various other directorships unrelated to the Trust.
Beginning January 1, 2019, The Funds overseen by the Trustees will pay each Trustee an annual fee of $120,000 and will reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the lead Independent Trustee an additional annual fee of $8,000, Audit and Valuation Committee Chair an additional annual fee of $7,500 and Governance and Nominating Committee Chair an additional annual fee of $6,000. The Trustees may hold various other directorships unrelated to the Trust.
The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices (collectively, “disabling conduct”). In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or in the absence of such a determination, there has been a dismissal of the proceeding by the court or other body before it was brought for insufficiency of evidence of any disabling conduct with which the Trustee or officer has been charged, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees did not engage in disabling conduct.
For details of Trustee compensation paid by the Funds, including deferred compensation, see “TRUSTEES — Trustee Compensation” in Part I of this SAI.
OFFICERS
The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.
Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business. Previously, Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017.
Ogden Hammond (1975), Interim President and Principal Executive Officer (2019)	Managing Director and Global Head of Beta (Passive) Product and Business Development for J.P. Morgan Asset Management. Previously, Executive Director and Global Head of Beta Product and Business Development (2017-2018), Executive Director and Head of Beta Strategy and Business Development (2016-2017) and Executive Director and Head of ETF Solutions Strategy & Business Development (2014-2016) for J.P. Morgan Investment Management Inc., Executive Director, Strategy and Business Development (2013-2014) for J.P. Morgan Asset Management.
Lauren Paino (1973), Treasurer and Principal Financial Officer (2016)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.
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Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), Vice President (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).
Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013. Senior Global Product Manager of Alternative Investments for BNY Mellon from 2011 to 2013 and Global Product Head for Exchange Traded Funds at JPMorgan Chase Bank from 2008 to 2011.
Elizabeth A. Davin (1964), Secretary (2018)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Jessica K. Ditullio (1962), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Carmine Lekstutis (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.
Gregory S. Samuels (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010.
Pamela L. Woodley (1971), Assistant Secretary (2014)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2016; formerly, Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2010 to February 2016. Mr. Cavaliere has been with JPMorgan since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to May 2014.

Jason Ronca (1978), Assistant Treasurer (2014)***	Executive Director, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management since February 2017; formerly Vice President, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management from May 2014 to February 2017. ETF Product Manager for Corporate Investment Bank responsible for setting the strategy and control agenda for the ETF servicing business from 2010 to May 2014; Prior to 2010, a Vice President in Fund Accounting within J.P. Morgan Investor Services, supporting a series of U.S. registered mutual funds.
*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
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***	The contact address for the officer is 50 Rowes Wharf, Floor 03, Boston, MA 02110.
For details of the percentage of shares of the Funds owned by the officers and Trustees, as a group, see “SHARE OWNERSHIP — Trustees and Officers” in Part I of this SAI.
INVESTMENT ADVISER
Pursuant to an investment advisory agreement, JPMIM serves as investment adviser to the Funds.
The Trust’s Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of JPMIM or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.
For details of the investment advisory fees paid under the advisory agreement, see “INVESTMENT ADVISER — Investment Advisory Fees” in Part I of the SAI for the Fund.
For details of the dollar range of shares of the Funds beneficially owned by the portfolio managers who serve on a teams that manage the Funds, see “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed” in Part I of this SAI.
J.P. Morgan Investment Management Inc. (“JPMIM”)
JPMIM serves as investment adviser to the Funds pursuant to the investment advisory agreement between JPMIM and the Trust (the “JPMIM Advisory Agreement”). JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”).
JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM is located at 270 Park Avenue, New York, NY 10017.
Under the JPMIM Advisory Agreement, JPMIM provides investment advisory services to each Fund, which include managing the purchase, retention and disposition of each Fund’s investments. JPMIM may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the Trust’s Board of Trustees and the applicable Fund’s shareholders, to the extent required by the 1940 Act.
Under separate agreements, JPMorgan Chase Bank and JPMIM provide certain custodial, lead recordkeeping and administrative services to the Trust. JPMorgan Chase Bank is a subsidiary of JPMorgan Chase and an affiliate of the Adviser. See the “Custodian,” “Administrator,” and “Transfer Agent” sections.
Under the terms of the JPMIM Advisory Agreement, the investment advisory services JPMIM provides to the Funds are not exclusive. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Fund. See “Portfolio Transactions.”
Each Fund is managed by employees of JPMIM who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of a Fund.
As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIM under the JPMIM Advisory Agreement, the Trust, on behalf of each Fund, has agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.
The JPMIM Advisory Agreement continues in effect for annual periods beyond 2016 of each year only if specifically approved thereafter annually in the same manner as the Distribution Agreement; except that for new funds, the initial approval will continue for up to two years, after which annual approvals are required. See the “Distributor” section. The JPMIM Advisory Agreement will terminate automatically if
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assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMIM and by JPMIM on 90 days’ written notice to the Trust.
The JPMIM Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to when the JPMIM Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder, or, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.
Subject to the supervision of the Trust’s Board of Trustees, JPMIM provides or will cause to be provided a continuous investment program for a Fund, including investment research and management with respect to all securities and investments and cash equivalents. JPMIM may delegate its responsibilities to a sub-adviser. Any subadvisory agreement must be approved by the Trust’s Board of Trustees and the Funds’ shareholders, to the extent required by the 1940 Act.
JPMorgan Chase Bank and JPMFM are each subsidiaries of JPMorgan Chase and affiliates of JPMIM. See the “Custodian” and “Administrator” sections.
POTENTIAL CONFLICTS OF INTEREST
JPMIM
JPMIM and/or its affiliates (the “Affiliates” and, together, “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients and individual investors. In addition, JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. Investors should carefully review the following, which describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.
This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding JPMIM and JPMorgan is set forth in JPMIM’s Form ADV. A copy of Part 1 and Part 2A of JPMIM’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Acting for Multiple Clients. In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM (“Other Accounts”) engage in short sales of the same securities held by a Fund, JPMIM could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.
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Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by a Fund. For example, this may occur when investment decisions for the Fund are based on research or other information that is also used to support portfolio decisions by JPMIM for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.
Investment opportunities that are appropriate for a Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. JPMIM’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a Fund or invests in substantially similar assets as a Fund, creates an incentive for JPMIM to favor the account paying it the potentially higher fee, e.g., in placing securities trades.
JPMIM and its Affiliates, and any of their directors, officers or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or an Affiliate. JPMIM or its Affiliates, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, an Affiliate or any of its or their employees may purchase or sell for their own accounts or the proprietary accounts of JPMIM or an Affiliate or its clients. JPMIM, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.
The portfolio managers of certain Funds-of-Funds have access to the holdings and may have knowledge of the investment strategies and techniques of certain underlying Funds because they are portfolio managers of separately managed accounts following similar strategies as a Fund-of-Funds. They therefore face conflicts of interest in the timing and amount of allocations to an underlying Fund, as well as in the choice of an underlying fund. JPMorgan also faces conflicts of interest when waiving certain fees if those waivers enhance performance.
The chart in Part I of this SAI entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts and other Funds managed by each Fund’s (excluding the Money Market Funds’) portfolio managers.
Acting in Multiple Commercial Capacities. JPMorgan is a diversified financial services firm that provides a broad range of services and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or may invest. JPMorgan is typically entitled to compensation in connection with these activities and the Funds will not be entitled to any such compensation. In providing services and products to clients other than the Funds, JPMorgan, from time to time, faces conflicts of interest with respect to activities recommended to or performed for a Fund on one hand and for JPMorgan’s other clients on the other hand. For example, JPMorgan has, and continues to seek to develop, banking and other financial and advisory relationships with numerous U.S. and non-U.S. persons and governments. JPMorgan also advises and represents potential buyers and sellers of businesses worldwide. The Funds have invested in, or may wish to invest in, such entities represented by JPMorgan or with which JPMorgan has a banking or other financial relationship. In addition, certain clients of JPMorgan may invest in entities in which JPMorgan holds an interest, including a Fund. In providing services to its clients, JPMorgan from time to time recommends activities that compete with or otherwise adversely affect a Fund or the Fund’s investments. It should be recognized that such relationships may also preclude the Fund from engaging in certain transactions and may constrain the Fund’s investment flexibility. For example, Affiliates that are broker dealers cannot deal with the Funds as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Certain of the Funds have received exemptive orders permitting the Funds to engage in principal transactions with Affiliates involving taxable and tax exempt money market instruments. However, for the purchase and sale of longer term fixed income securities, which are generally principal transactions, the Funds cannot use broker dealer Affiliates. Or, if an Affiliate is the sole underwriter of an initial or secondary offering, the Funds could not purchase in the offering. In both cases the number of securities and counterparties available to the Funds will be fewer than are available to mutual funds that are not affiliated with major broker dealers.
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JPMorgan derives ancillary benefits from providing investment advisory, custody, administration, fund accounting and shareholder servicing and other services to the Funds, and providing such services to the Funds may enhance JPMorgan’s relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue.
Participations Adverse to the Funds. JPMorgan’s participation in certain markets or its actions for certain clients may also restrict or affect a Fund’s ability to transact in those markets and JPMorgan may face conflicts with respect to the interests involved. For example, when a Fund and another JPMorgan client invest in different parts of an issuer’s capital structure, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment implicate conflicts of interest. See also “Acting for Multiple Clients”.
Preferential Treatment. JPMIM receives more compensation with respect to certain Funds or Other Accounts than it receives with respect to a Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for JPMIM and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time and attention to the management of the Funds or accounts.
Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering. When JPMorgan serves as adviser to the Funds, as well as certain Funds-of-Funds, it faces certain potential conflicts of interest when allocating the assets of the Funds-of-Funds among its underlying Funds. For example, JPMorgan has an incentive to allocate assets of the Fund-of-Funds to seed a new Fund or to allocate to an underlying Fund that is small, pays higher fees to JPMorgan or to which JPMorgan has provided seed capital.
Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude, a Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by a Fund that could be triggered based on the number of options written by JPMIM on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.
Soft Dollars. JPMIM pays certain broker-dealers with “soft” or commission dollars generated by client brokerage transactions in exchange for access to statistical information and other research services. JPMIM faces conflicts of interest because the statistical information and other research services may benefit certain other clients of JPMIM more than a Fund and can be used in connection with the management of accounts other than the accounts whose trades generated the commissions.
Additionally, when JPMIM uses client brokerage commissions to obtain statistical information and other research services, JPMIM receives a benefit because it does not have to produce or pay for the information or other research services itself. As a result, JPMIM may have an incentive to select a particular broker-dealer in order to obtain such information and other research services from that broker-dealer, rather than to obtain the lowest price for execution.
Redemptions. JPMorgan, as a seed investor, has significant ownership in certain of the Funds. In addition, JPMorgan Funds of Funds and JPMorgan on behalf of its discretionary clients could make significant investments in the Funds. JPMorgan faces conflicts of interest when considering the effect of redemptions on such Funds and on other shareholders in deciding whether and when to redeem its shares. A large redemption of shares by JPMorgan, by a JPMorgan Fund of Funds or by JPMorgan acting on behalf of its discretionary clients could result in the Fund selling securities when it otherwise would not have done so, accelerating the realization of capital gains and increasing transaction costs. A large redemption could significantly reduce the assets of a Fund, causing decreased liquidity and, depending on any applicable expense caps, a higher expense ratio.
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Affiliated Transactions. The Funds are subject to conflicts of interest if they engage in principal or agency transactions with other Funds or with JPMorgan. To the extent permitted by law, the Funds can enter into transactions in which JPMorgan acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds (agency transactions). Principal and agency transactions create the opportunity for JPMorgan to engage in self-dealing. JPMorgan faces a conflict of interest when it engages in a principal or agency transaction on behalf of a Fund, because such transactions result in additional compensation to JPMorgan. JPMorgan faces a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.
In addition, Affiliates of JPMIM have direct or indirect interests in electronic communication networks and alternative trading systems (collectively “ECNs”). JPMIM, in accordance with its fiduciary obligation to seek to obtain best execution, from time to time executes client trades through ECNs in which an Affiliate has, or may acquire, an interest. In such case, the Affiliate will be indirectly compensated based upon its ownership percentage in relation to the transaction fees charged by the ECNs.
JPMorgan also faces conflicts of interest if a Fund purchases securities during the existence of an underwriting syndicate for such securities, of which JPMorgan is a member because JPMorgan typically receives fees for certain services that it provides to the syndicate and, in certain cases, will be relieved directly or indirectly of certain financial obligations as a result of a Fund’s purchase of securities.
Affiliated Service Providers. JPMorgan faces conflicts of interest when the Funds use service providers affiliated with JPMorgan because JPMorgan receives greater overall fees when they are used. Affiliates provide investment advisory, administration, fund accounting, custody, and transfer agency services to the Funds for which they are compensated by the Funds. Similarly, JPMIM faces a conflict of interest if it decides to use or negotiate the terms of a credit facility for a Fund if the facility is provided by an Affiliate. In addition, if a JPMorgan Fund of Funds is investing in actively managed underlying funds, JPMIM limits its selection to Funds in the JPMorgan family of mutual funds. JPMIM does not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate for the JPMorgan Fund of Funds or that have superior returns. The JPMorgan affiliates providing services to the Funds benefit from additional fees when a Fund is included as an underlying Fund in a JPMorgan Fund of Funds.
Indexes. JPMIM or one of its affiliates may develop or own and operate stock market and other indexes based on investment and trading strategies developed by JPMIM or its affiliates or assist unaffiliated entities in creating indexes that are tracked by certain Funds utilized by JPMIM. Some of the Funds seek to track the performance of these indexes. JPMIM may, from time to time, manage client accounts that invest in the Funds. In addition, JPMIM may manage client accounts which track the same indexes used by the Funds or which may be based on the same, or substantially similar, strategies that are used in the operation of the indexes and the Funds. The operation of the indexes, the Funds and client accounts in this manner may give rise to potential conflicts of interest. For example, client accounts that track the same indexes used by the Funds may engage in purchases and sales of securities relating to index changes prior to the implementation of index updates or the time as of which the Funds engage in similar transactions because the client accounts may be managed and rebalanced on an ongoing basis, whereas the Funds’ portfolios are only rebalanced on a periodic basis corresponding with the rebalancing of an index. These differences may result in the client accounts having more favorable performance relative to that of the index and the Funds or other client accounts that track the index. Other potential conflicts include the potential for unauthorized access to index information, allowing index changes that benefit JPMIM or other client accounts and not the investors in the Funds. JPMIM has established certain information barriers and other policies to address the sharing of information between different businesses within JPMIM and its affiliates, including with respect to personnel responsible for maintaining the indexes and those involved in decision-making for the Funds.
Proxy Voting. Potential conflicts of interest can arise when JPMIM votes proxies for securities held by a Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that an Affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMIM’s proxy voting guidelines or by the third party using its own guidelines. Potential conflicts of interest can arise when JPMIM invests Fund assets in securities of companies that are also clients of JPMIM or that have material business relationships with JPMIM or an Affiliate and a vote against management could harm or otherwise affect JPMIM’s or the Affiliate’s business relationship with that company. See the Proxy Voting section in this SAI.
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Personal Trading. JPMorgan and any of its directors, officers, agents or employees, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as a Fund, which could have an adverse effect on a Fund.
Valuation. JPMIM acting in its capacity as the Funds’ administrator is the primary valuation agent of the Funds. JPMIM values securities and assets in the Funds according to the Funds’ valuation policies. From time to time JPMIM will value an asset differently than an Affiliate values the identical asset, including because the Affiliate has information regarding valuation techniques and models or other information that it does not share with JPMIM. This arises particularly in connection with securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (e.g., startup companies) and which are fair valued. JPMIM will also face a conflict with respect to valuations as they affect the amount of JPMIM’s compensation as investment adviser and administrator.
Information Access. As a result of JPMorgan’s various other businesses, Affiliates, from time to time, come into possession of information about certain markets and investments which, if known to JPMIM, could cause JPMIM to seek to dispose of, retain or increase interests in investments held by a Fund or acquire certain positions on behalf of a Fund. However, JPMorgan’s internal information barriers restrict JPMIM’s ability to access such information even when it would be relevant to its management of the Funds. Such Affiliates can trade differently from the Funds potentially based on information not available to JPMIM. If JPMIM acquires or is deemed to acquire material non-public information regarding an issuer, JPMIM will be restricted from purchasing or selling securities of that issuer for its clients, including a Fund, until the information has been publicly disclosed or is no longer deemed material. (Such an issuer could include an underlying Fund in a Fund-of-Funds.)
Gifts and Entertainment. From time to time, employees of JPMIM receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds or JPMIM, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business.
For details of the dollar range of shares of each Fund beneficially owned by the portfolio managers, see “PORTFOLIO MANAGERS — Portfolio Managers’ Ownership of Securities” in Part I of this SAI.
PORTFOLIO MANAGER COMPENSATION
The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and incentive compensation. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. Incentive compensation consists of cash incentives and deferred compensation, which includes Firm restricted stock units and/or mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of the Adviser’s business as a whole, amongst other factors.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with the Adviser’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds and/or ETFs he or she manages, a Fund’s pre-tax performance (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the Fund’s benchmark index listed in the Fund’s Prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.
Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance-based incentives. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. The Adviser’s portfolio managers are required to notionally invest 50% of their deferred compensation into the selected Funds they manage. The remaining portion of the non-cash incentive is elective and may be
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notionally invested in any of the mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock units. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
CODES OF ETHICS
The Trust, the Adviser and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (and pursuant to Rule 204A-1 under the Advisers Act with respect to the Adviser).
The Trust’s code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or a Fund. The Trust’s code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.
The code of ethics adopted by the Adviser requires that all employees must: (i) place the interest of the accounts which are managed by the Adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of the Adviser are also prohibited from certain mutual fund trading activity including excessive trading of shares of a mutual fund and effecting or facilitating a mutual fund transaction to engage in market timing. The Adviser’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities).
The Distributor’s code of ethics requires that all employees of the Distributor must: (i) place the interest of the accounts which are managed by affiliates of the Distributor first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. The Distributor’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund subject to the policies and restrictions in such code of ethics.
PORTFOLIO TRANSACTIONS
Investment Decisions and Portfolio Transactions
Pursuant to the JPMIM Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with a Fund’s investment objective and restrictions, which securities are to be purchased and sold by a Fund and which brokers are to be eligible to execute its portfolio transactions. The Adviser operates independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.
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Brokerage and Research Services
On behalf of a Fund, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of a Fund unless otherwise prohibited. See “Investment Strategies and Policies.”
Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the U.S. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.
In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers a number of factors including, but not limited to: the price per unit of the security, the broker’s execution capabilities, the commissions charged, the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities, the broker-dealer firm’s financial condition, the broker’s ability to provide access to public offerings, as well as the quality of research services provided. As permitted by Section 28(e) of the Securities Exchange Act, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, or the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.
Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by an Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds may exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.
Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis
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provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.
In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from the Distributor or any of its affiliates.
On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, the allocation procedure might not permit a Fund to participate in the benefits of the aggregated trade.
If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Allocation of transactions, including their frequency, to various broker-dealers is determined by a Fund’s Adviser based on its best judgment and in a manner deemed fair and reasonable to Shareholders and consistent with the Adviser’s obligation to obtain the best execution of purchase and sales orders. In making this determination, the Adviser considers the same factors for the best execution of purchase and sales orders listed above. Accordingly, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion. The Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. To the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, such brokerage and research services might consist of advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, market data, stock quotes, last sale prices, and trading volumes. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.
Under the policy for JPMIM, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are
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research and brokerage-related and provide lawful and appropriate assistance in the performance of the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. However, the Funds do not participate in soft dollar arrangements for market data services and third-party research.
Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.
Effective January 2018, pursuant to the second Markets in Financial Instruments Directive (“MiFID II”), investment managers in the European Union (“EU”), including a segment of the operations of the Adviser, are required to either pay for research out of their own resources or agree with clients to have research costs paid by clients through research payment accounts that are funded out of trading commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution. Where such a restriction applies, the Adviser will pay for any research out of its own resources and not through soft dollars. Additionally, MiFID II may have practical ramifications outside the EU. For example, U.S. asset managers acting under the delegated authority of an EU-based asset manager and U.S. asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under U.S. laws and regulations to more closely align with the requirements under MiFID II. It is difficult to predict the full impact of MiFID II on the Funds, the Adviser and any sub-advisers, but it could increase the overall costs of entering into investments, increase the overall price of research and/or reduce access to research.
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.
Specifically, following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer
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executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to a Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.
An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
For details of brokerage commissions paid by the Funds, see “BROKERAGE AND RESEARCH SERVICES — Brokerage Commissions” in Part I of this SAI.
For details of the Funds’ ownership of securities of the Funds’ regular broker dealers, see “BROKERAGE AND RESEARCH SERVICES — Securities of Regular Broker-Dealers” in Part I of this SAI.
ADMINISTRATOR
JPMIM (the “Administrator”)1 serves as the administrator to the Funds, pursuant to an Administration Agreement (the “Administration Agreement”), between the Trust, on behalf of each Fund, and JPMIM. JPMIM is an affiliate of the JPMorgan Chase Bank and an indirect, wholly-owned subsidiary of JPMorgan Chase.
Pursuant to the Administration Agreement, JPMIM performs or supervises all operations of the Funds for which it serves (other than those performed under the advisory agreement, the custodian agreement, and the transfer agency agreement for the Fund). Under the Administration Agreement, JPMIM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. JPMIM prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Fund’s operations other than those performed under the advisory agreement, any sub-advisory agreements, the custodian agreement, and the transfer agency agreement. JPMIM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Effective October 1, 2017, JPMorgan Chase Bank serves as the Funds’ sub-administrator (the “Sub-administrator”). Prior to October 1, 2017, SEI Investments Global Funds Services served as the Funds’ sub-administrator. JPMIM pays the Sub-administrator a fee for its services as the Funds’ Sub-administrator.
If not terminated, the Administration Agreement shall continue in effect for annual periods beyond April 30 of each year, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of the Trust or by JPMIM.
The Administration Agreement provides that JPMIM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.
In consideration of the services to be provided by JPMIM pursuant to the Administration Agreement, JPMIM receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.075% of average daily net assets of each Fund.

1	JPMorgan Funds Management, Inc., the former Administrator, was merged with and into JPMIM effective April 1, 2016.
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For details of the administration and administrative services fees paid or accrued, see “ADMINISTRATOR — Administrator Fees” in Part I of this SAI.
DISTRIBUTOR
Shares will be continuously offered for sale by the Distributor only. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor, an indirect, wholly owned subsidiary of JPMorgan Chase, is a broker-dealer registered under the Securities Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). Although the Distributor does not receive any fees under the Distribution Agreement with the Trust, JPMIM pays the Distributor for certain distribution related services.
Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one-year terms after the initial two year term if approved at least annually by: (a) the vote of the Board of Trustees, including the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty (i) by vote of the Trustees; (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; or (iii) by the Distributor upon not less than 60 days’ prior written notice to the Trust. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository” below).
CUSTODIAN
Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 383 Madison Avenue, New York, New York 10017 (the “JPMorgan Custody Agreement”), JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund. Pursuant to the JPMorgan Custody Agreement, JPMorgan Chase Bank is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser, the Administrator and the Distributor.
With respect the Diversified Alternatives ETF and Managed Futures Strategy ETF, JPMorgan Chase Bank serves as custodian for both the Fund’s and the Subsidiary’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to agreements with the Fund and the Subsidiary.
CUSTODY AND FUND ACCOUNTING FEES AND EXPENSES
For custodian services, each Fund pays to JPMorgan Chase Bank annual safekeeping fees of between 0.0006% and 0.35% of assets held by JPMorgan Chase Bank (depending on the domicile in which the asset is held), calculated monthly in arrears and fees between $2.50 and $80 for securities trades (depending on the domicile in which the trade is settled), as well as transaction fees on certain activities of $2.50 to $20 per transaction. JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, registration and transfer fees and related legal fees.
JPMorgan Chase Bank may also be paid $15, $35 or $60 per proxy (depending on the country where the issuer is located) for its service which helps facilitate the voting of proxies throughout the world. For securities in the U.S. market, this fee is waived if the Adviser votes the proxies directly.
With respect to fund accounting services, the following schedule shall be employed in the calculation of the fees payable for the services provided under the JPMorgan Custody Agreement. For purposes of determining the asset levels at which a tier applies, assets for all the Funds (including any Cayman subsidiaries) shall be used.
Tier One	First $75 billion	0.0025%
Tier Two	Next $25 billion	0.0020%
Tier Three	Over $100 billion	0.0015%
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Other Fees:
Annual Base Fee (in addition to asset based fee)	$20,000 per Fund
In addition, JPMorgan Chase Bank provides derivative servicing. The fees for these services include a transaction fee of $5 or $75 per new contract (depending on whether the transaction is electronic or manual), a fee of up to $5 or $75 per contract amendment (including transactions such as trade amendments, cancellations, terminations, novations, option exercises, option expiries, maturities or credit events) and a daily fee of $1.00 per contract for position management services. In addition, a Fund will pay a fee of $3.00 to $12.25 per day for the valuation of the derivative positions covered by these services.
Pursuant to an arrangement with JPMorgan Chase Bank, custodian fees may be reduced by amounts calculated as a percentage of uninvested balances for certain Funds.
A Fund and/or its Cayman subsidiary, as applicable, may at times hold some of their assets in cash, which may subject the Fund and/or the Cayman subsidiary, as applicable, to additional risks and costs, such as increased credit exposure to the custodian bank and fees imposed for cash balances. Cash positions may also hurt a Fund’s and/or the Cayman subsidiary’s performance.
TRANSFER AGENT
JPMorgan Chase Bank also serves as the Funds’ transfer agent. As transfer agent, JPMorgan Chase Bank is also responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. JPMorgan Chase Bank will be paid $250 per creation or redemption transaction. The Trust may be reimbursed for all or part of this fee by the Authorized Participant placing the creation or redemption order.
SECURITIES LENDING AGENT
To generate additional income, the Funds may lend up to 33 1⁄3% of their total assets pursuant to agreements (“Borrower Agreements”) requiring that the loan be continuously secured by cash. Citibank serves as securities lending agent pursuant to the Securities Lending Agency Agreement effective June 18, 2018, as amended effective October 4, 2018. For Funds that engaged in securities lending during the last fiscal year, information concerning the amounts of income and fees/compensation related to securities lending activities for the Fund’s most recent fiscal year is include in Part I under Securities Lending Activities. The remaining Funds did not engage in securities lending during the last fiscal year. To the extent that the Funds engage in securities lending during the current fiscal year, information concerning the amounts of income and fees/compensation related to securities lending activities will be included in the SAI in the Funds’ next annual update to its registration statement.
Under the Securities Lending Agency Agreement, Citibank acting as agent for the Funds, loans securities to approved borrowers pursuant to Borrower Agreements substantially in the form approved by the Board of Trustees in exchange for collateral. During the term of the loan, the Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn loan fees and income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agency Agreement. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment to the Funds). The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net in the Fund’s financial statements). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments (in the Fund’s financial statements).
Under the Securities Lending Agency Agreement, Citibank is entitled to (i) a fee equal to 8% of the investment income (net of rebates) on cash collateral delivered to Citibank on the Fund’s behalf in respect of any loans by the Borrowers; and (ii) fees paid by a Borrower with respect to a loan for which non-cash collateral is provided (to the extent that the Funds subsequently authorize Citibank to accept non-cash collateral for securities loans).
EXPENSES
The Funds pay the expenses incurred in their operations, including their pro-rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds,
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including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; listing fees; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Service providers to the Funds may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.
The Funds’ service providers have agreed that they will waive fees or reimburse the Funds as described in the Prospectus.
COMPENSATION TO INTERMEDIARIES
JPMIM and/or its affiliates (“JPMorgan Entities”) may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds (“Compensation”). Any Compensation by JPMorgan Entities will be paid at their own expense out of their legitimate profits and not from the assets of the Funds. Although a portion of JPMorgan Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, Compensation does not increase the price paid by investors for the purchase of Shares of, or the cost of owning, a Fund. JPMorgan Entities may pay Compensation for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. In addition, JPMorgan Entities may pay Compensation to Intermediaries that make Shares available to their clients or for otherwise promoting the Funds. These may include Compensation to Intermediaries that agree not to charge their customers any trading commissions when those customers purchase or sell shares of the Funds online and/or that promote the availability of commission-free ETF trading to their customers. Compensation payments of this type are sometimes referred to as revenue-sharing payments. Compensation will only be paid to the Intermediary, never to individuals other than occasional gifts and entertainment that are permitted by rules of the Financial Industry Regulatory Authority (also known as FINRA). JPMIM has entered into written agreements to pay Compensation to Charles Schwab & Co., Inc., E*TRADE Saving Bank (d/b/a TCA by E*TRADE), E*TRADE Securities LLC, CLS Investments, LLC, Morgan Stanley Smith Barney LLC and TD Ameritrade, Inc.
The JPMorgan Entities may be motivated to pay Compensation to promote the purchase of Fund shares by clients of Intermediaries and the retention of those investments by those clients. To the extent clients of Intermediaries purchase more shares of the Funds or retain shares of the Funds in their clients’ accounts, the JPMorgan Entities benefit from the incremental management and other fees paid by the Funds with respect to those assets.
Compensation to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Compensation creates conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
JPMorgan Entities may determine to pay Compensation based on any number of metrics. For example, JPMorgan Entities may pay Compensation at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Funds in a year or other period or calculated in basis points based on average net assets attributed to the Intermediary. Please contact your salesperson or other investment professional or visit the Intermediary’s website for more information regarding any Compensation his or her Intermediary firm may receive. Any Compensation paid by the JPMorgan Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds.
TRUST COUNSEL
The law firm of Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, is counsel to the Trust.
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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York NY 10017. PWC conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.
DIVIDENDS AND DISTRIBUTIONS
Each Fund declares and pays dividends and distributions as described under “Distribution and Tax Matters” in the Prospectuses.
NET ASSET VALUE
The NAV per share of a Fund is equal to the value of all the assets, minus the liabilities, divided by the number of outstanding shares. NAV of each Fund is calculated each business day as of the close of the New York Stock Exchange (“NYSE”) which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Funds will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. ET if the particular disruption or closure directly affects only the NYSE. The following is a discussion of the procedures used by a Fund in valuing its assets.
Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before a Fund’s NAV is calculated, may be valued at its fair value in accordance with policies and procedures adopted by the Trust’s Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.
Equity securities listed on a North American, Central American, South American or Caribbean (“Americas”) securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of a Fund are valued. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.
Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. The Funds have implemented fair value pricing on a daily basis for all equity securities other than Americas equity securities. The fair value pricing utilizes the quotations of an independent pricing service. Trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed.
Shares of exchange-traded funds (ETFs) are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end mutual funds are valued at their respective NAVs.
Fixed income securities are valued using market quotations supplied by approved independent third party pricing services, affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 PM ET.
Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.
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Options traded on foreign exchanges or U.S. commodities exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factor provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.
Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factor provided by independent pricing services, as applicable.
Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing service.
Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.
Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factor provided by independent pricing services, as applicable.
Certain fixed income securities and swaps may be valued using market quotations or valuations provided by pricing services affiliated with the Adviser. Valuations received by a Fund from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.
Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist the Board of Trustees in its oversight of the valuation of the Fund’s securities. The Fund’s Administrator has created a Valuation Committee (“VC”) to (1) make fair value determinations in certain predetermined situations as outlined in the procedures approved by the Board of Trustees and (2) provide recommendations to the Board of Trustee’s in other situations. The VC includes senior representatives from the Fund’s management as well as the Fund’s investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the VC believes that market quotations do not accurately reflect the value of a security.
From time to time, there may be errors in the calculation of the NAV of the Fund or the processing of creations and redemptions. Shareholders will generally not be notified of the occurrence of an error or the resolution thereof.
DELAWARE TRUST
The Trust was formed as a Delaware statutory trust on February 25, 2010 pursuant to a Declaration of Trust.
Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. The Trust’s Declaration of Trust provides that shareholders of the Trust shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Trust or any series thereof. In addition, the Declaration of Trust provides that neither the Trust, nor the Trustees, officers, employees, nor agents thereof shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, the Trust’s Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit organized under the General Corporation Law of in the State of Delaware.
The Trust’s Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of
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the shareholder’s acts or omissions. The Trust’s Declaration of Trust also provides that the Trust, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.
The Trust’s Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.
The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.
DESCRIPTION OF SHARES
The Trust is an open-end, management investment company organized as a Delaware statutory trust. Each Fund represents a separate series of shares of beneficial interest. See “Delaware Trust.”
The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (par value $0.0001 per share (or such other value as the Trustees may determine from time to time)) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees of the Trust may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine; however, the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectus and elsewhere in this SAI.
The shareholders of a Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declaration of Trust of the Trust.
Each share of a series represents an equal proportionate interest in the assets in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Expenses of the Trust which are not attributable to a specific series are allocated among all of their series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.
The Trustees of the Trust may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Trust’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the U.S. or of a state, commonwealth, possession or territory of the U.S., unless otherwise permitted under the 1940 Act; (ii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent
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permitted by law; or (iii) cause the Trust to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.
The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement the Trust’s governing instruments, including the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.
The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or dissolve or terminate any series.
Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of a Fund, of any general assets not belonging to any particular Fund which are available for distribution.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of a Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of a Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of a Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.
PORTFOLIO HOLDINGS DISCLOSURE
The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. A Fund’s complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser and the Distributor will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.
PROXY VOTING PROCEDURES AND GUIDELINES
The Board of Trustees has delegated to the Adviser and its affiliated advisers, proxy voting authority with respect to the Funds’ portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds’ Board of Trustees has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.
The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions
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will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s Adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for the Fund, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.
When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary and a legal representative from the proxy committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.
The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:
•	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
•	Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
•	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change. The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
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•	The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.
•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
•	The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
•	The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
•	The Adviser will generally vote against anti-takeover devices.
•	Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.
The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
•	The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent; or (f) are CEOs of publically-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights.
•	The Adviser votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
•	The Adviser votes against proposals for a super-majority vote to approve a merger.
•	The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
•	The Adviser considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and
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pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
•	The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
•	The Adviser generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, the Adviser votes on a case by case basis.
•	The Adviser generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, the Adviser supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
•	In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of company, including whether it is exposed to potentially secularly potentially declining demand for the company’s products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. The Adviser may also consider whether peers have received similar proposals and if so, were the responses transparent and insightful; would adoption of the proposal inform and educate shareholders; and have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
•	With regard to social issues, among other factors, the Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
•	The Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
In accordance with regulations of the SEC, the Fund’s proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the Funds’ website at www.jpmorganfunds.com and are on the SEC’s website at www.sec.gov.
ADDITIONAL INFORMATION
The Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of a Trust at a meeting duly called for the purpose, which meeting shall be called and held in accordance with the By-Laws of the Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.
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As used in the Trust’s Prospectuses and in this SAI, “assets belonging to a Fund” means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative NAV of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative NAV of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.
As used in this SAI and the Prospectuses, the term “majority of the outstanding voting securities” of the Trust, a particular Fund means the following when the 1940 Act governs the required approval: the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund, or (b) 67% or more of the shares of the Trust, such Fund or such class of such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund are represented in person or by proxy. Otherwise, the declaration of trust, articles of incorporation or by-laws usually govern the needed approval and generally require that if a quorum is present at a meeting, the vote of a majority of the shares of the Trust, such Fund or such class of such Fund, as applicable, shall decide the question.
Telephone calls to the Funds, the Funds’ service providers or a Financial Intermediary as Financial Intermediary may be recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trust filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.
Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.
No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Prospectuses and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.
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APPENDIX A — PURCHASES AND REDEMPTIONS
BOOK ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Buying and Selling Shares.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of a Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS
General
The Trust issues and sells Shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Portfolio Deposit
The consideration for a purchase of Creation Units (except with respect to certain Funds) generally consists of the in-kind deposit of a portfolio of securities and other investments (the “Deposit Instruments”) included in each Fund and an amount of cash computed as described below (the “Cash Amount”). The Cash Amount together with the Deposit Instruments, as applicable, are referred to as the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. For certain Funds, Creation Units are issued partially or principally for cash, as specified in the Fund’s Prospectus and Part I of this SAI.
In the event a Fund requires Deposit Instruments in consideration for purchasing a Creation Unit, the portfolio of securities required may, in certain limited circumstances (such as in connection with pending changes to the Fund’s Underlying Index), be different than the portfolio of securities the Fund will deliver upon redemption of Fund Shares.
In the event a Fund requires Deposit Instruments and a Cash Amount in consideration for purchasing a Creation Unit, the function of the Cash Amount is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Amount would be an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the aggregate market value of the Deposit Instruments. If the Cash Amount is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Amount. If the Cash Amount is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Amount. Computation of the Cash Amount excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Instruments, which shall be the sole responsibility of the Authorized Participant.
The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Instrument to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day), as well as information regarding the Cash Amount for a Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced Portfolio Deposit composition is made available.
In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Instruments or to permit the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Amount to replace any Deposit Instrument which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Instruments represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Instrument may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Instruments may be at the expense of a Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Instruments changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders.
In addition to the list of names and numbers of securities constituting the current Deposit Instruments of a Portfolio Deposit, the Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component adjusted through the close of the trading day. In addition, on a continuous basis throughout the day, the intra-day indicative value will be calculated and disseminated by the third party in accordance with relevant listing standards.
Procedures for Creation of Creation Units
To be eligible to place orders with the Distributor to create Creation Units of a Fund, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); which, in either case, must have executed an agreement with the Distributor (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All orders to create Creation Units must be placed in multiples of a certain number of Shares of a Fund, as disclosed under “PURCHASE AND REDEMPTION OF CREATION UNITS” in Part I of this SAI. Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units, whether through the NSCC Clearing Process or outside the NSCC Clearing Process through DTC or otherwise, must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m. Eastern time or, for Custom Orders (discussed below), such earlier time set forth in the Participant Agreement or disclosed herein), in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Amount to replace any Deposit Instrument which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. With respect to Custom Orders for Creation Units of JPMorgan Diversified Alternatives ETF, JPMorgan Event Driven ETF, JPMorgan Long/Short ETF and

JPMorgan Managed Futures Strategy ETF, all orders to create Creation Units, whether through the NSCC Clearing Process or outside the NSCC Clearing Process through DTC or otherwise, must be received by the Distributor no later than 10:00 a.m. Eastern time. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using NSCC Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant. Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Portfolio Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Portfolio Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Portfolio Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.
Orders to create Creation Units of a Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Fund through the NSCC Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.
Orders for creation that are effected outside the NSCC Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the NSCC Clearing Process. Those persons placing orders outside the NSCC Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Amount.
Orders to create Creation Units of a Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “Placement of Creation Orders Using NSCC Clearing Process”) or outside the NSCC Clearing Process utilizing the procedures applicable to either Domestic Funds or Foreign Funds for foreign securities (“Foreign Funds”) (see “ Placement of Creation Orders Outside NSCC Clearing Process — Domestic Funds” and “Placement of Creation Orders Outside NSCC Clearing Process — Foreign Funds”). In the event that the Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside NSCC Clearing Process — Foreign Funds” and “Placement of Redemption Orders Outside NSCC Clearing Process — Foreign Funds” sections below shall operate.
Placement of Creation Orders Using NSCC Clearing Process
Portfolio Deposits created through the NSCC Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.
The Participant Agreement authorizes the Distributor to transmit to the NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to the NSCC, the Participating Party agrees to transfer the requisite Deposit Instruments (or contracts to purchase such Deposit Instruments that are expected to be delivered in a “regular way” manner by the second (2nd) Business Day (“T+2” basis)) and the Cash Amount to the Trust, together with such additional information as may be required by the Distributor. Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 if necessary or appropriate under the circumstances and compliant with applicable law. An order to create Creation Units of a Fund through the NSCC Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside NSCC Clearing Process — Domestic Funds
Portfolio Deposits created outside the NSCC Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of a Fund to be effected outside the NSCC Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the NSCC Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Portfolio Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the NSCC Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Instruments and the Cash Amount in a timely fashion on the next Business Day immediately following the Transmittal Date, such order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Portfolio Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor. Each Fund reserves the right to settle Creation Unit transactions on a basis other T+2 if necessary or appropriate under the circumstances and compliant with applicable law.
Additional transaction fees may be imposed with respect to transactions effected outside the NSCC Clearing Process (through a DTC Participant) and in circumstances in which any cash can be used in lieu of Deposit Instruments to create Creation Units. (See “Creation Transaction Fee” section below.)
Placement of Creation Orders Outside NSCC Clearing Process — Foreign Funds
The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian will cause the subcustodian of such Fund to maintain an account into which the Deposit Instruments (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Instruments must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Amount next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Instruments and the payment of the Cash Component have been completed. When the subcustodian has delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.
Acceptance of Creation Orders
The Trust and the Distributor reserve the absolute right to reject or revoke acceptance of a creation order transmitted to it in respect of a Fund, for example, if (a) the order is not in proper form; (b) the purchaser or group of related purchasers, upon obtaining the Creation Units of Shares, would own 80% or more of the outstanding Shares of such Fund; (c) the acceptance of the Portfolio Deposit would have certain adverse tax consequences, such as causing the Fund no longer to meet RIC status under the Code for federal tax purposes; (d) the acceptance of the Portfolio Deposit would, in the opinion of the Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities (e) the acceptance of the

Portfolio Deposit would otherwise, in the discretion of the Fund, the Adviser and/or sub-advisers, have an adverse effect on the Fund or on the rights of the Fund’s beneficial owners; or; or (f) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units of Shares for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Funds, the Adviser, any sub-adviser, the Transfer Agent, the Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent will notify a prospective creator of its rejection of the order of such person. The Trust, the Custodian, any subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall either of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Amount, plus (ii) at least 105%, which the Trust may change from time to time, of the market value of the undelivered Deposit Instruments (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Instruments.
If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Instruments, such Authorized Participant must deposit with the Custodian the appropriate amount of federal funds by 10:00 a.m. New York, (or such other time as specified by the Trust) on the date of requested settlement. If the Custodian does not receive the Additional Cash Deposit in the appropriate amount by such time, then the order may be deemed to be rejected and the AP shall be liable to a fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Custodian, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105% as required, which the Trust may change from time to time, of the daily marked to market value of the missing Deposit Instruments. To the extent that missing Deposit Securities are not received by the specified time on the settlement date, or in the event a marked-to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Instruments. The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases.
Creation Transaction Fee
A fixed creation transaction fee is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. The amount of the creation transaction fee for a Fund is disclosed under “PURCHASE AND REDEMPTION OF CREATION UNITS” in Part I of this SAI. In addition, a variable charge for cash creations or for creations outside the NSCC Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Instruments, the creator may be assessed an additional variable charge to compensate a Fund for the costs associated with purchasing the applicable securities. (See “Portfolio Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See with respect to each Fund, the section entitled “Summary Information — The Fund’s Main Risks” and “More About the Fund — Investment Risks” in the applicable Prospectus.
The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the identity of a Fund’s securities and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. A Fund’s securities received on redemption (“Redemption Instruments”) may include, with respect to a passively managed Fund, securities in different proportions than securities of the Underlying Index or may include securities not currently represented in the Underlying Index. Redemption Instruments received on redemption may not be identical to Deposit Instruments that are applicable to creations of Creation Units. An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Redemption Instruments as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments, less the redemption transaction fee and variable fees described below. Should the Redemption Instruments have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder.
The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than seven days when:
(a)	trading on the Exchange is broadly restricted by the applicable rules and regulations of the SEC;
(b)	the Exchange is closed for other than customary weekend and holiday closing;
(c)	the SEC has by order permitted such suspension; or
(d)	the SEC has declared a market emergency.
Redemption Transaction Fee
The basic redemption transaction fee (as described in “PURCHASE AND REDEMPTION OF CREATION UNITS” in Part I of this SAI) is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the NSCC Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. In no event will transaction fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.
Placement of Redemption Orders Using NSCC Clearing Process
Orders to redeem Creation Units of the Fund through the NSCC Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date (or, for custom orders where cash replaces any Redemption Instrument, such earlier time set forth in the Participant Agreement or disclosed herein); and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the NSCC Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time (or, for certain custom orders, such earlier time set forth in the Participant Agreement or disclosed herein), will be deemed received on the next Business Day immediately following the Transmittal Date. With respect to custom orders where cash replaces any Redemption Instrument of JPMorgan Diversified Alternatives ETF, JPMorgan Event Driven ETF, JPMorgan Long/Short ETF and JPMorgan Managed Futures Strategy ETF, an order to redeem Creation Units of a Fund is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of such Funds using the NSCC Clearing Process made in proper form but received after 3:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Redemption Instruments (or contracts to purchase such Redemption Instruments which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received. Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 if necessary or appropriate under the circumstances and compliant with applicable law.
Placement of Redemption Orders Outside NSCC Clearing Process — Domestic Funds
Orders to redeem Creation Units of a Fund outside the NSCC Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the NSCC Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date (or, for certain custom orders, such earlier time disclosed herein); (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed. With respect to custom orders where cash replaces any Redemption Instrument of JPMorgan Diversified Alternatives ETF, JPMorgan Event Driven ETF, JPMorgan Long/Short ETF and JPMorgan Managed Futures Strategy ETF, an order to redeem Creation Units of a Fund outside of the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 3:00

p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
After the Distributor has deemed an order for redemption outside the NSCC Clearing Process received, the Custodian will initiate procedures to transfer the requisite Redemption Instruments (or contracts to purchase such Redemption Instruments) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Custodian. Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 if necessary or appropriate under the circumstances and compliant with applicable law. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the NSCC Clearing Process.
To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of at least 105%, which the Trust may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or acquire the Deposit Instruments and the Cash Amount underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Instruments or Cash Amount and the value of the collateral.
Placement of Redemption Orders Outside NSCC Clearing Process — Foreign Funds
Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Redemption Instruments will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Redemption Instruments upon redemptions or could not do so without first registering the Deposit Securities under such laws.
In connection with taking delivery of Shares for Redemption Instruments upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Instruments are customarily traded, to which account such Redemption Instruments will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Redemption Instruments in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Instruments in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Deliveries of redemption proceeds generally will be made within two business days. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.
The holidays applicable to the Foreign Funds (including the Funds) are listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar year 2019 and 2020, the dates of regular holidays affecting the relevant securities markets in which the Funds invest are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):
2019
AUSTRALIA
January 1	April 22	August 5	December 25
January 28	April 25	October 7
April 19	May 6	November 5
AUSTRIA
January 1	May 30	August 15	December 8
January 6	June 10	October 26	December 25
April 22	June 20	November 1	December 26
May 1
BELGIUM
January 1	May 30	August 15	December 25
April 22	June 10	November 1
May 1	July 21	November 11
BRAZIL
January 1	April 19	September 7	December 25
March 4	May 1	October 12
March 5	June 20	November 2
March 6	July 9	November 15
CANADA
January 1	April 22	August 5	December 25
February 11	May 20	September 2	December 26
February 18	June 21	October 14
April 19	July 1	November 11
CHILE
January 1	June 29	September 19	December 25
April 19	July 16	October 12	December 26
May 1	August 15	October 31
May 21	September 18	November 1
CHINA
January 1	February 7	June 7	October 2
February 4	February 8	September 13	October 3
February 5	April 5	September 30	October 4
February 6	May 1	October 1	October 7
COLOMBIA
January 1	May 1	August 7	December 8
January 7	June 3	August 19	December 25
March 25	June 24	October 14
April 18	July 1	November 4
April 19	July 20	November 11
CZECH REPUBLIC
January 1	May 1	September 28	December 24
April 19	May 8	October 28	December 25
April 22	July 5	November 17	December 26
DENMARK
January 1	April 22	June 5	December 25
April 18	May 17	June 10	December 26
April 19	May 30	December 24	December 31

EGYPT
January 7	May 1	August 12	September 1
January 25	June 5	August 13	October 6
April 25	June 6	August 14	November 10
April 29	July 23	August 15
* The Egyptian market is closed every Friday.
FINLAND
January 1	April 22	December 6	December 25
January 6	May 1	December 24	December 26
April 19	May 30
FRANCE
January 1	May 8	July 14	November 11
April 22	May 30	August 15	December 25
May 1	June 10	November 1	December 26
GERMANY
January 1	May 1	June 10	December 25
April 19	May 30	October 3	December 26
April 22
GREECE
January 1	March 25	May 1	October 28
January 6	April 26	June 17	December 25
March 11	April 29	August 15	December 26
HONG KONG
January 1	April 5	May 13	October 1
February 5	April 19	June 7	October 7
February 6	April 22	July 1	December 25
February 7	May 1	September 14	December 26
HUNGARY
January 1	April 22	August 19	November 1
March 15	May 1	August 20	December 25
April 19	June 10	October 23	December 26
INDIA
January 26	May 1	October 2	December 25
April 19	August 15
INDONESIA
January 1	April 19	June 5	September 1
February 5	May 1	June 6	November 10
March 7	May 19	August 12	December 25
April 3	May 30	August 17
IRELAND
January 1	April 22	August 5	December 26
March 18	May 6	October 28	December 27
April 19	June 3	December 25
ISRAEL
March 21	June 9	October 1	October 14
April 26	August 11	October 8	October 21
May 9	September 30	October 9
* The Israeli market is closed every Friday.
ITALY
January 1	April 22	June 2	December 8
January 6	April 25	August 15	December 25
April 19	May 1	November 1	December 26

JAPAN
January 1	April 30	July 15	October 22
January 14	May 1	August 12	November 4
February 11	May 2	September 16	November 25
March 21	May 3	September 23	December 23
April 19	May 6	October 14
KUWAIT
January 1	April 3	June 6	August 13
February 25	June 5	August 12	August 14
February 26
* The Kuwaiti market is closed every Friday.
LUXEMBOURG
January 1	May 1	June 23	December 25
April 19	May 30	August 15	December 26
April 22	June 10	November 1
MALAYSIA
January 1	June 5	August 31	September 16
February 5	June 6	September 1	November 10
May 1	August 12	September 9	December 25
May 19
MEXICO
January 1	April 18	May 5	December 12
February 4	April 19	September 16	December 25
March 18	May 1	November 18
MOROCCO
January 1	June 6	August 13	August 21
January 11	July 29	August 14	November 6
May 1	August 12	August 20	November 18
June 5
NETHERLANDS
January 1	April 27	May 30	December 25
April 19	May 4	June 10	December 26
April 22	May 5
NEW ZEALAND
January 1	April 19	June 3	December 26
January 2	April 22	October 28
February 6	April 25	December 25
NIGERIA
January 1	May 1	June 12	December 26
March 8	May 27	August 12
April 19	May 29	October 1
April 22	June 5	December 25
NORWAY
January 1	April 22	May 30	December 25
April 18	May 1	June 10	December 26
April 19	May 17	December 24
OMAN
January 1	June 6	August 13	November 18
April 3	July 23	August 14	November 19
June 5	August 12	August 15
* The Omani market is closed every Friday.
PAKISTAN
February 5	June 6	August 13	September 10
May 1	June 7	August 14	December 25
June 5	August 12	September 9

PERU
January 1	May 1	July 29	November 1
April 18	June 29	August 30	December 8
April 19	July 28	October 8	December 25
PHILIPPINES
January 1	May 1	August 21	December 25
April 9	June 5	August 26	December 31
April 18	June 12	November 1
April 19	August 12	November 30
POLAND
January 1	May 1	November 1	December 26
January 6	May 3	November 11
April 19	June 20	December 24
April 22	August 15	December 25
PORTUGAL
January 1	April 22	December 25	December 26
April 19	May 1
QATAR
February 12	June 6	August 13	August 15
June 4	August 12	August 14	December 18
June 5
* The Qatari market is closed every Friday.
RUSSIA
January 1	January 4	March 8	June 12
January 2	January 7	May 1	November 4
January 3	February 23	May 9
SAUDI ARABIA
June 2	June 7	August 7	August 12
June 3	June 8	August 8	August 13
June 4	June 9	August 9	August 14
June 5	June 10	August 10	August 15
June 6	August 6	August 11	September 23
*The Saudi market is closed every Friday.
SINGAPORE
January 1	April 19	June 5	October 27
February 5	May 1	August 9	December 25
February 6	May 19	August 12
SOUTH AFRICA
January 1	April 22	August 9	December 25
March 21	May 1	September 25	December 26
April 19	June 17	December 16
SOUTH KOREA
January 1	May 7	August 15	September 26
February 15	May 22	September 23	October 3
March 1	June 6	September 24	October 9
May 1	June 13	September 25	December 25
SPAIN
January 1	April 22	September 11	December 6
January 6	May 1	October 12	December 8
April 18	July 25	November 1	December 25
April 19	August 15

SWEDEN
January 1	May 1	June 22	December 25
January 6	May 30	November 2	December 26
April 19	June 6	December 24	December 31
April 22	June 21
SWITZERLAND
January 1	April 22	June 10	December 25
April 19	May 30	August 1	December 26
TAIWAN
January 1	February 7	February 28	June 7
February 4	February 8	April 4	September 13
February 5	February 19	April 5	October 10
February 6
THAILAND
January 1	April 16	July 17	October 23
February 19	April 17	July 29	December 5
April 8	May 1	August 12	December 10
April 15	May 19	October 14	December 31
TURKEY
January 1	May 19	August 12	August 15
April 23	June 5	August 13	August 30
May 1	July 15	August 14	October 29
UNITED ARAB EMIRATES
January 1	June 5	August 12	December 2
April 3	June 6	August 14	December 3
* The United Arab Emirates markets are closed every Friday.
UNITED KINGDOM
January 1	May 6	August 5	December 25
April 19	May 27	August 6	December 26
April 22
VIETNAM
January 1	February 6	April 15	May 1
February 4	February 7	April 30	September 2
February 5	February 8
2020
AUSTRALIA
January 1	April 10	April 13	December 25
January 26	April 11	April 25	December 26
January 27	April 12	April 27	December 28
AUSTRIA
January 1	May 21	October 26	December 26
January 6	June 1	November 1
April 13	June 11	November 8
May 1	August 15	December 25
BELGIUM
January 1	May 1	June 1	November 1
April 12	May 21	July 21	November 11
April 13	May 31	August 15	December 25
BRAZIL
January 1	April 21	September 7	November 15
February 25	May 1	October 12	December 25
April 10	June 11	November 2

CANADA
January 1	May 18	September 7	December 25
April 10	July 1	October 12
April 13	August 3	November 11
CHILE
January 1	May 21	September 18	November 1
April 10	June 29	September 19	November 2
April 11	July 16	October 12	December 8
May 1	August 15	October 31	December 25
CHINA
January 1	January 29	May 1	October 5
January 24	January 30	June 25	October 6
January 25	January 31	October 1	October 7
January 26	April 4	October 2
January 27	April 5	October 3
January 28	April 6	October 4
COLOMBIA
January 1	May 1	July 20	November 16
January 6	May 25	August 7	December 8
March 19	June 15	August 17	December 25
April 9	June 22	October 12
April 10	June 29	November 2
CZECH REPUBLIC
January 1	May 8	October 28	December 26
April 10	July 5	November 17
April 13	July 6	December 24
May 1	September 28	December 25
DENMARK
January 1	April 12	May 21	December 24
April 9	April 13	May 31	December 25
April 10	May 8	June 1	December 26
EGYPT
January 7	May 1	June 30	August 3
January 25	May 24	July 23	August 20
April 19	May 25	July 31	October 6
April 20	May 26	August 1	October 29
April 25	May 27	August 2
* The Egyptian market is closed every Friday.
FINLAND
January 1	May 1	November 1	December 26
January 6	May 21	December 6
April 10	June 19	December 24
April 13	June 20	December 25
FRANCE
January 1	May 8	July 14	November 11
April 13	May 21	August 15	December 25
May 1	June 1	November 1
GERMANY
January 1	May 1	October 3
April 10	May 21	December 25
April 13	June 1	December 26

GREECE
January 1	April 17	June 8	December 26
January 6	April 19	August 15
March 2	April 20	October 28
March 25	May 1	December 25
HONG KONG
January 1	April 10	June 25	October 26
January 25	April 11	July 1	December 25
January 27	April 13	October 1	December 28
January 28	April 30	October 2
April 4	May 1	October 25
HUNGARY
January 1	April 13	August 20	December 25
March 15	May 1	August 21	December 26
April 10	May 31	October 23
April 12	June 1	November 1
INDIA
January 26	April 14	August 15	October 29
February 21	May 7	August 29	November 14
April 6	July 31	October 2	November 30
April 10	August 12	October 25	December 25
INDONESIA
January 1	May 1	June 1	December 25
January 25	May 7	July 31
March 22	May 21	August 17
March 25	May 24	August 20
April 10	May 26	October 29
IRELAND
January 1	May 4	October 26	December 28
March 17	June 1	December 25
April 13	August 3	December 26
ISRAEL
March 10	April 16	July 30	September 28
March 11	April 29	August 19	October 3
April 4	May 8	August 20	October 10
April 9	May 29	September 19	October 11
April 15	May 31	September 20
* The Israeli market is closed every Friday.
ITALY
January 1	April 25	August 15	December 25
January 6	May 1	November 1	December 26
April 13	June 2	December 8
JAPAN
January 1	May 3	August 11	November 23
January 13	May 4	September 21	December 23
February 11	May 5	September 22
March 20	May 6	October 12
April 29	July 20	November 3
KUWAIT
January 1	May 24	July 30	October 29
February 25	May 25	July 31
February 26	May 26	August 1
March 22	May 27	August 20
* The Kuwaiti market is closed every Friday.

LUXEMBOURG
January 1	May 1	June 10	November 1
April 19	May 9	June 23	December 25
April 22	May 30	August 15	December 26
MALAYSIA
January 25	May 7	July 31	September 16
January 26	May 24	August 20	October 29
January 27	May 25	August 31	December 25
May 1	May 26	September 9
MEXICO
January 1	April 9	September 16	November 16
February 3	April 10	October 12	November 20
March 16	May 1	November 2	December 25
MOROCCO
January 1	July 30	August 20	November 18
January 11	July 31	August 21
May 1	August 1	October 29
May 24	August 14	November 6
NETHERLANDS
January 1	April 27	May 31	December 26
April 12	May 5	June 1
April 13	May 21	December 25
NEW ZEALAND
January 1	April 10	June 1	December 26
January 2	April 13	October 26
February 6	April 27	December 25
NIGERIA
January 1	May 1	June 12	December 25
April 10	May 24	July 31	December 28
April 13	May 25	October 1
NORWAY
January 1	April 13	May 21	December 26
April 9	May 1	June 1
April 10	May 17	December 25
OMAN
January 1	May 26	July 31	August 20
March 22	May 27	August 1	October 29
May 24	July 23	August 2	November 18
May 25	July 30	August 3	November 19
* The Omani market is closed every Friday.
PAKISTAN
January 1	May 1	July 31	October 29
February 5	May 24	August 1	December 25
March 23	May 25	August 14
April 4	May 26	August 28
April 24	May 27	August 29
PERU
January 1	June 29	August 30	December 25
April 9	July 27	October 8
April 10	July 28	November 1
May 1	July 29	December 8

PHILIPPINES
January 1	May 1	August 31	December 25
January 25	May 24	November 1	December 30
April 9	June 12	November 30	December 31
April 10	July 31	December 8
April 11	August 21	December 24
POLAND
January 1	May 1	August 15	December 26
January 6	May 3	November 1
April 12	May 31	November 11
April 13	June 11	December 25
PORTUGAL
January 1	May 1	October 5	December 25
April 10	June 10	November 1
April 12	June 11	December 1
April 25	August 15	December 8
QATAR
February 11	May 26	July 31	August 4
March 11	May 27	August 1	December 18
May 24	May 28	August 2
February 11	May 26	July 31	August 4
March 11	May 27	August 1	December 18
* The Qatari market is closed every Friday.
RUSSIA
January 1	January 7	May 1	May 12
January 2	February 23	May 4	November 4
January 3	February 24	May 9
January 6	March 9	May 11
SAUDI ARABIA
May 24	July 16	July 31	August 5
May 25	July 17	August 1	September 23
May 26	July 28	August 2
May 27	July 29	August 3
May 28	July 30	August 4
*The Saudi market is closed every Friday.
SINGAPORE
January 1	May 1	August 9	October 28
February 5	May 19	August 11	December 25
February6	May 20	August 12
April 19	June 5	October 27
SOUTH AFRICA
January 1	April 27	August 10	December 28
March 21	May 1	September 24
April 10	June 16	December 16
April 13	August 9	December 25
SOUTH KOREA
January 1	March 1	June 6	October 9
January 24	April 15	August 15	December 25
January 25	April 30	September 30
January 26	May 1	October 1
January 27	May 5	October 3
SPAIN
January 1	May 1	November 1	December 25
January 6	August 15	December 6
April 19	October 12	December 8

SWEDEN
January 1	April 13	June 6	December 24
January 6	May 1	June 19	December 25
April 10	May 21	June 20	December 26
April 12	May 31	November 1	December 31
SWITZERLAND
January 1	May 21	August 1	December 26
April 10	May 31	September 20
April 13	June 1	December 25
TAIWAN
January 1	January 28	April 5	October 1
January 24	January 29	April 6	October 9
January 25	February 28	May 1	October 10
January 26	April 3	June 25	December 31
January 27	April 4	June 26
THAILAND
January 1	April 13	May 21	October 23
January 2	April 14	July 5	December 7
January 25	April 15	July 28	December 10
March 9	May 1	August 12	December 31
April 6	May 7	October 13
TURKEY
January 1	May 24	July 15	August 3
April 23	May 25	July 31	August 30
May 1	May 26	August 1	October 29
May 19	May 27	August 2
UNITED ARAB EMIRATES
January 1	May 26	August 2	December 2
March 22	July 30	August 20	December 3
May 24	July 31	October 29
May 25	August 1	November 30
* The United Arab Emirates markets are closed every Friday.
UNITED KINGDOM
January 1	May 4	August 31	December 26
April 10	May 25	December 25	December 28
VIETNAM
January 1	January 26	January 29	May 1
January 24	January 27	April 2	September 2
January 25	January 28	April 30
The longest redemption cycle for Foreign Funds is a function of the longest redemption cycle among the countries whose securities comprise the Funds.
For the period March 2019 — February 2020, the dates of regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for Foreign Funds as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR
THE PERIOD MARCH 2019 — FEBRUARY 2020
	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Australia	4/15/2019	4/23/2019	8
	4/16/2019	4/24/2019	8
	4/17/2019	4/26/2019	9
	4/18/2019	4/30/2019	11
	5/3/2019	5/13/2019	9
	8/2/2019	8/12/2019	9
	10/4/2019	10/14/2019	9
	12/24/2019	1/2/2020	8
	1/24/2020	2/3/2020	9
Brazil	2/24/2019	3/7/2019	8
	2/28/2019	3/8/2019	8
	3/1/2019	3/11/2019	10
	12/24/2019	1/2/2020	8
China	1/23/2020	2/3/2020	10
Egypt	8/6/2019	8/20/2019	13
	8/7/2019	8/21/2019	13
	8/8/2019	8/22/2019	13
Israel	10/7/2019	10/15/2019	8
Japan	4/24/2019	5/6/2019	12
	4/25/2019	5/7/2019	12
	4/26/2019	5/8/2019	12
	4/29/2019	5/9/2019	10
	7/12/2019	7/22/2019	9
	8/6/2019	8/19/2019	9
	9/13/2019	9/24/2019	10
	10/11/2019	10/21/2019	9
	11/1/2019	11/11/2019	9
	11/23/2019	12/2/2019	9
	12/24/2019	1/2/2020	8
	1/10/2020	1/20/2020	9
Kuwait	4/3/2019	4/17/2019	14
	6/4/2019	6/19/2019	15
	8/8/2019	8/28/2019	19
	8/9/2019	8/28/2019	18
	12/30/2019	1/14/2020	14
	2/24/2020	3/10/2020	14
	12/31/2019	1/15/2020	9
	2/24/2020	3/11/2020	15

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Mexico	3/14/2019	3/25/2019	10
	3/15/2019	3/26/2019	10
	4/11/2019	4/23/2019	11
	4/12/2019	4/25/2019	12
	4/15/2019	4/25/2019	9
	4/16/2019	4/26/2019	9
	4/17/2019	4/29/2019	11
	4/25/2019	5/6/2019	10
	4/26/2019	5/7/2019	10
	4/29/2019	5/8/2019	8
	4/30/2019	5/9/2019	8
	9/12/2019	9/23/2019	11
	9/13/2019	9/24/2019	10
	11/14/2019	11/25/2019	10
	11/15/2019	11/26/2019	10
	12/9/2019	12/18/2019	9
	12/6/2019	12/17/2019	10
	12/10/2019	12/19/2019	9
	12/11/2019	12/20/2019	9
	12/21/2019	1/2/2020	8
	12/24/2019	1/2/2020	8
	12/31/2019	1/9/2020	8
	1/31/2020	2/11/2020	10
Nigeria	5/24/2019	6/3/2019	9
	12/24/2019	1/2/2020	8
Oman	5/30/2019	6/10/2019	10
	6/3/2019	6/12/2019	8
	6/4/2019	6/13/2019	8
	8/8/2019	8/19/2019	12
	11/15/2019	11/26/2019	10
Philippines	12/24/2019	1/2/2020	8
Qatar	8/8/2019	8/19/2019	10
Saudi Arabia	5/21/2019	6/11/2019	20
	5/22/2019	6/12/2019	20
	5/23/2019	6/13/2019	20
	5/27/2019	6/17/2019	20
	5/28/2019	6/17/2019	20
	5/29/2019	6/18/2019	20
	5/30/2019	6/20/2019	20
	7/24/2019	8/19/2019	25
	7/25/2019	8/26/2019	25
	7/29/2019	8/21/2019	22
	7/30/2019	8/22/2019	22
	7/31/2019	8/26/2019	22
	8/1/2019	8/27/2019	22
	8/5/2019	8/28/2019	22
	9/10/2019	9/30/2019	19
	9/11/2019	10/1/2019	19
	9/12/2019	10/2/2019	19
	9/16/2019	10/3/2019	16
	9/17/2019	10/7/2019	16
	9/18/2019	10/8/2019	16
	9/19/2019	10/9/2019	16

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
South Africa	4/12/2019	4/23/2019	11
	4/15/2019	4/24/2019	11
	4/16/2019	4/25/2019	9
	4/17/2019	4/26/2019	9
	4/18/2019	4/29/2019	9
	4/19/2019	4/29/2019	11
	12/19/2019	12/30/2019	10
	12/20/2019	12/31/2019	11
	12/23/2019	1/2/2020	12
	12/24/2019	1/2/2020	8
South Korea	9/18/2019	9/27/2019	8
	9/19/2019	9/30/2019	10
	9/20/2019	10/1/2019	10

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Spain	4/8/2019	4/23/2019	14
	4/9/2019	4/24/2019	14
	4/10/2019	4/25/2019	14
	4/11/2019	4/26/2019	14
	4/12/2019	4/29/2019	16
	4/15/2019	4/30/2019	14
	4/16/2019	5/2/2019	15
	4/17/2019	5/2/2019	14
	4/23/2019	5/6/2019	12
	4/24/2019	5/7/2019	12
	4/25/2019	5/8/2019	12
	4/26/2019	5/9/2019	12
	4/27/2019	5/10/2019	12
	4/30/2019	5/13/2019	12
	7/15/2019	7/26/2019	10
	7/16/2019	7/29/2019	12
	7/17/2019	7/30/2019	12
	7/18/2019	7/31/2019	12
	7/19/2019	8/1/2019	12
	7/22/2019	8/2/2019	10
	7/23/2019	8/5/2019	12
	7/24/2019	8/7/2019	13
	8/5/2019	8/16/2019	10
	8/6/2019	8/19/2019	12
	8/7/2019	8/20/2019	12
	8/8/2019	8/21/2019	12
	8/9/2019	8/22/2019	12
	8/12/2019	8/23/2019	10
	8/13/2019	8/26/2019	12
	8/14/2019	8/27/2019	12
	8/30/2019	9/12/2019	12
	9/2/2019	9/13/2019	10
	9/3/2019	9/16/2019	12
	9/4/2019	9/17/2019	12
	9/5/2019	9/18/2019	12
	9/6/2019	9/19/2019	12
	9/9/2019	9/20/2019	10
	9/10/2019	9/23/2019	12
	10/23/2019	11/5/2019	12
	10/24/2019	11/6/2019	12
	10/25/2019	11/7/2019	12
	10/28/2019	11/8/2019	10
	10/29/2019	11/11/2019	12
	10/31/2019	11/13/2019	12
	11/26/2019	10/9/2019	12
	11/27/2019	10/10/2019	12
	11/28/2019	10/11/2019	12
	11/29/2019	10/12/2019	12
	12/2/2019	10/13/2019	10
	12/3/2019	10/16/2019	12
	12/4/2019	10/17/2019	12
	12/5/2019	12/18/2019	11
	12/13/2019	12/26/2019	12
	12/16/2019	12/27/2019	10
	12/17/2019	12/30/2019	12
	12/18/2019	12/31/2019	12
	12/19/2019	1/2/2020	13
	12/20/2019	1/3/2020	13
	12/23/2019	1/7/2020	14

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
	12/24/2019	1/8/2020	14
	12/31/2019	1/14/2020	13
	12/26/2019	1/9/2020	13
	12/27/2019	1/10/2020	13
	12/30/2019	1/13/2020	13
	1/2/2020	1/14/2020	13
	1/3/2020	1/15/2020	12
	1/3/2020	1/16/2020	12
Switzerland	4/11/2019	4/23/2019	11
	4/12/2019	4/24/2019	11
	4/15/2019	4/25/2019	9
	4/16/2019	4/26/2019	9
	4/17/2019	4/29/2019	11
	4/18/2019	4/30/2019	11
	5/22/2019	5/31/2019	8
	5/23/2019	6/3/2019	10
	5/24/2019	6/4/2019	10
	5/31/2019	6/11/2049	10
	6/3/2019	6/12/2019	8
	6/4/2019	6/13/2019	8
	6/5/2019	6/14/2019	8
	6/6/2019	6/17/2019	10
	6/7/2019	6/18/2019	10
	12/17/2019	12/27/2019	9
	12/18/2019	12/30/2019	11
	12/19/2019	12/31/2019	11
	12/20/2019	1/2/2020	12
	12/23/2019	1/3/2020	10
	12/24/2019	1/6/2020	12
Taiwan	1/23/2020	2/3/2020	10
*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

PART C: OTHER INFORMATION
Item 28.	Exhibits

(a)(1)	Certificate of Trust dated February 25, 2010. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 21, 2013 (Accession Number 0001193125-13-405484).
(a)(2)	Amended and Restated Declaration of Trust dated February 19, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 25, 2014 (Accession Number 0001193125-14-067429).
(a)(3)	Amended Schedule A to the Amended and Restated Declaration of Trust as of December 4, 2018. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 6, 2018 (Accession Number 0001193125-18-343231).
(a)(4)	Memorandum of Association and Articles of Association of Diversified Alternatives Fund CS Ltd. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on March 15, 2017 (Accession Number 0001193125-17-083544).
(a)(5)	Memorandum of Association and Articles of Association of Managed Futures Fund CS Ltd. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 4, 2017 (Accession Number 0001193125-17-360066).
(b)	Amended and Restated By-Laws dated February 19, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 25, 2014 (Accession Number 0001193125-14-067429).
(c)	Instruments Defining Rights of Security Holders. Incorporated by reference to Exhibits (a) and (b).
(d)(1)	Investment Advisory Agreement dated May 9, 2014 for JPMorgan Diversified Return Global Equity ETF, JPMorgan Diversified Return International Equity ETF and JPMorgan Diversified Return Emerging Markets Equity ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 14, 2014 (Accession Number 0001193125-14-198331).
(d)(2)	Form of Amended Schedule A to the Investment Advisory Agreement for JPMorgan Diversified Return Global Equity ETF, JPMorgan Diversified Return International Equity ETF and JPMorgan Diversified Return Emerging Markets Equity ETF, dated December 24, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 24, 2014 (Accession Number 0001193125-14-453627).
(d)(3)	Investment Advisory Agreement for JPMorgan Diversified Return U.S. Equity ETF, dated September 9, 2015. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on September 25, 2015 (Accession Number 0001193125-15-328882).
(d)(4)	Amended Schedule A to the Investment Advisory Agreement as of January 23, 2019. Filed herewith.
(d)(5)	Form of Investment Advisory Agreement for Diversified Alternatives Fund CS Ltd. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 14, 2016 (Accession Number 0001193125-16-621353).
(d)(6)	Form of Investment Management Agreement for Managed Futures Fund CS Ltd. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 4, 2017 (Accession Number 0001193125- 17-360066).
(e)(1)	Distribution Agreement dated October 1, 2017. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 3, 2017 (Accession Number 0001193125-17-332834).
(e)(2)	Amended Schedule A to the Distribution Agreement as of December 4, 2018. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).
(f)	Not applicable.
(g)(1)	Amended and Restated Global Custody and Fund Accounting Agreement dated October 1, 2017, between J.P. Morgan Exchange- Traded Fund Trust and JPMorgan Chase Bank, N.A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 3, 2017 (Accession Number 0001193125-17-332834).

(g)(2)	Amendment to the Amended and Restated Global Custody and Fund Accounting Agreement as of December 19, 2018, including Amended Schedule A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).
(g)(3)	Third Party Securities Lending Rider, dated June 18, 2018 to the Amended and Restated Global Custody and Fund Accounting Agreement, dated October 1, 2017 among J.P. Morgan Exchange-Traded Fund Trust, JPMorgan Chase Bank, N.A. and Citibank, N.A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).
(g)(4)	Amendment to Third Party Securities Lending Rider as of December 11, 2018. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).
(h)(1)(a)	Administration Agreement dated May 9, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 14, 2014 (Accession Number 0001193125-14-198331).
(h)(1)(b)	Amendment to Administration Agreement as of December 4, 2018. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).
(h)(1)(c)	Amended Schedule A to the Administration Agreement as of December 4, 2018. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).
(h)(2)(a)	Agency Services Agreement dated May 8, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 14, 2014 (Accession Number 0001193125-14-198331).
(h)(2)(b)	Amendment to the Agency Services Agreement as of December 19, 2018, including Amended Exhibit A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).
(h)(3)(a)	Fee Waiver Agreement dated March 1, 2019 for certain ETFs with FYE of 10/31/18. Filed herewith
(h)(3)(b)	Fee Waiver Agreement dated March 1, 2019 for JPMorgan Diversified Alternatives ETF. Filed herewith.
(h)(3)(c)	Fee Waiver Agreement dated May 11, 2017 for JPMorgan Ultra-Short Income ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 28, 2017 (Accession Number 0001193125-17-216521).
(h)(3)(d)	Fee Waiver Agreement dated November 3, 2017 for JPMorgan U.S. Dividend ETF, JPMorgan U.S. Minimum Volatility ETF, JPMorgan U.S. Momentum Factor ETF, JPMorgan U.S. Quality Factor ETF and JPMorgan U.S. Value Factor ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 27, 2017 (Accession Number 0001193125-17-352154).
(h)(3)(e)	Fee Waiver Agreement dated November 27, 2017 for JPMorgan Event Driven ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 17, 2018 (Accession Number 0001193125-18- 012121).
(h)(3)(f)	Fee Waiver Agreement dated March 1, 2019 for JPMorgan Managed Futures Strategy ETF. Filed herewith.
(h)(3)(g)	Fee Waiver Agreement dated January 17, 2018 for JPMorgan Long/Short ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 25, 2018 (Accession Number 0001193125- 18-019391).
(h)(3)(h)	Fee Waiver Agreement dated January 26, 2018 for JPMorgan USD Emerging Markets Sovereign Bond ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on March 1, 2018. (Accession Number 0001193125-18-066254).
(h)(3)(i)	Fee Waiver Agreement dated May 1, 2018 for JPMorgan Diversified Return Europe Currency Hedged ETF, JPMorgan Diversified Return Europe Equity ETF, JPMorgan Diversified Return International Currency Hedged ETF and JPMorgan Diversified Return International Equity ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 27, 2018 (Accession Number 0001193125-18-205847).
(h)(3)(j)	Fee Waiver Agreement dated June 13, 2018 for JPMorgan BetaBuilders Europe ETF, JPMorgan BetaBuilders Japan ETF and JPM BetaBuilders MSCI US REIT ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 27, 2018 (Accession Number 0001193125-18-205847).

(h)(3)(k)	Fee Waiver Agreement dated July 1, 2018 for Funds with a FYE as of the last day of February. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 6, 2018 (Accession Number 0001193125-18-343231).
(h)(3)(l)	Fee Waiver Agreement dated June 29, 2018 for JPMorgan BetaBuilders Canada ETF and JPM BetaBuilders Developed Asia ex-Japan ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 6, 2018 (Accession Number 0001193125-18-343231).
(h)(3)(m)	Fee Waiver Agreement dated October 15, 2018 for JPMorgan Ultra-Short Municipal ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 19, 2018 (Accession Number 0001193125-18-302915).
(h)(3)(n)	Fee Waiver Agreement dated October 22, 2018 for JPMorgan Municipal ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 6, 2018 (Accession Number 0001193125- 18-343231).
(h)(3)(o)	Fee Waiver Agreement dated December 6, 2018 for JPMorgan Corporate Bond Research Enhanced ETF and JPMorgan U.S. Aggregate Bond ETF. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).
(h)(3)(p)	Fee Waiver Agreement dated January 23, 2019 for JPMorgan Core Plus Bond ETF. Filed herewith.
(h)(4)(a)	Accounting Services Agreement dated June 12, 2014. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on July 14, 2014 (Accession Number 0001193125-14-267514).
(h)(4)(b)	Amendment No. 1 to Accounting Services Agreement dated September 14, 2016. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 11, 2017 (Accession Number 0001193125-17- 167076).
(h)(5)	Sublicense Agreement. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 27, 2018 (Accession Number 0001193125-18-205847).
(h)(6)(a)	Global Securities Lending Agency Agreement, dated June 18, 2018, between J.P. Morgan Exchange-Traded Fund Trust and Citibank, N.A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).
(h)(6)(b)	Amendment to the Global Securities Lending Agency Agreement as of October 4, 2018. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).
(h)(6)(c)	Amendment to the Global Securities Lending Agency Agreement as of December 11, 2018. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).
(i)	Opinion and consent of counsel. Filed herewith.
(j)	Consent of independent registered accounting firm. Filed herewith.
(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Reserved.
(p)(1)	Code of Ethics of the Trust. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 14, 2014 (Accession Number 0001193125-14-198331).
(p)(2)	Code of Ethics of J.P. Morgan Asset Management, Inc., including JPMIM, effective February 1, 2005; Revised March 31, 2016. Incorporated by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 9, 2016 (Accession Number 0001193125-16-583868).
(p)(3)	Code of Ethics of the Distributor dated February 1, 2005, as amended. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 3, 2017 (Accession Number 0001193125-17-332834).
(99)(a)	Power of Attorney for the Trustees. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 25, 2014 (Accession Number 0001193125-14-067429).

(99)(b)	Power of Attorney for Lauren A. Paino. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on March 30, 2016 (Accession Number 0001193125-16-523855).
(99)(c)	Power of Attorney for Joanna Gallegos. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 4, 2017 (Accession Number 0001193125-17-248496).
(99)(d)	Power of Attorney for Ogden Hammond. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 22, 2019 (Accession Number 0001193125-19-013831).
Item 29.	Persons Controlled by or Under Common Control with the Fund
Not applicable.
Item 30.	Indemnification
Reference is made to Article VII, Section 4 of Registrant’s Declaration of Trust. Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31.	Business and Other Connections of the Investment Adviser
See “Management of the Trust” in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.
Item 32.	Principal Underwriters
(a) JPMorgan Distribution Services, Inc. is the principal underwriter of the Registrant’s shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43240. JPMorgan Distribution Services, Inc. acts as the principal underwriter for the following additional investment companies:
J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Investment Trust
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Trust III
JPMorgan Trust IV
Undiscovered Managers Funds
JPMorgan Insurance Trust
J.P. Morgan Exchange-Traded Fund Trust
(b) The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43240.
Name with Registrant	Positions and Offices with JPMorgan Distributions Services, Inc.	Positions
Susan Montgomery	Director & President	None
Michael R. Machulski	Director, Managing Director & Treasurer	None

Name with Registrant	Positions and Offices with JPMorgan Distributions Services, Inc.	Positions
Anthony J. Horan	Senior Vice President & Assistant Secretary	None
Aisling V. DeSola	Vice President & Secretary	None
James A. Hoffman	Executive Director	None
Jessica K. Ditullio	Assistant Secretary	Assistant Secretary
Christine N. Bannerman	Assistant Secretary & Vice President	None
Frank J. Drozek	Assistant Treasurer	None
Christopher J. Mohr	Assistant Treasurer	None
(c) Not applicable.
Item 33.	Location of Accounts and Records
All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:
J.P. Morgan Investment Management Inc., the Registrant’s investment adviser, at 270 Park Avenue, New York, NY 10017 (records relating to its functions as investment adviser).
Effective October 1, 2017, JPMorgan Distribution Services, Inc., the Registrant’s distributor, at 1111 Polaris Parkway, Columbus, OH 43240 (records relating to its functions as distributor).
Prior to October 1, 2017, SEI Investments Distribution Co., the Registrant’s distributor, at One Freedom Valley Drive, Oaks, PA 19456 (records relating to its functions as distributor).
JPMorgan Chase Bank, N.A. at 270 Park Avenue, New York, NY 10017 (records relating to its functions as custodian and sub-administrator).
J.P. Morgan Investment Management Inc., the Registrant’s administrator, at 1111 Polaris Parkway, Westerville, Ohio 43082 (relating to its functions as administrator).
Item 34.	Management Services
Not applicable.
Item 35.	Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, J.P. Morgan Exchange-Traded Fund Trust, certifies that it meets all the requirements for effectiveness of the registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus and State of Ohio on the 28th day of February, 2019.
J.P. Morgan Exchange-Traded Fund Trust
By:	Ogden Hammond *
Name: Ogden Hammond
Title: Interim President and Principal Executive Officer
Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated on February 28, 2019.
Gary L. French*
Gary L. French
Trustee

Thomas P. Lemke*
Thomas P. Lemke
Trustee

Emily Youssouf*
Emily Youssouf
Trustee

Lauren A. Paino*
Lauren A. Paino
Treasurer and Principal Financial Officer

*By:	/s/ Elizabeth A. Davin
Elizabeth A. Davin
Attorney-in-fact
Robert J. Grassi*
Robert J. Grassi
Trustee

Lawrence Maffia*
Lawrence Maffia
Trustee

Robert Deutsch*
Robert Deutsch
Trustee

EXHIBIT INDEX
Exhibit No.	Description
(d)(4)	Amended Schedule A to the Investment Advisory Agreement as of January 23, 2019.
(h)(3)(a)	Fee Waiver Agreement dated March 1, 2019 for certain ETFs with FYE of 10/31/18.
(h)(3)(b)	Fee Waiver Agreement dated March 1, 2019 for JPMorgan Diversified Alternatives ETF.
(h)(3)(f)	Fee Waiver Agreement dated March 1, 2019 for JPMorgan Managed Futures Strategy ETF.
(h)(3)(p)	Fee Waiver Agreement dated January 23, 2019 for JPMorgan Core Plus Bond ETF
(i)	Opinion and consent of counsel.
(j)	Consent of independent registered accounting firm.